UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05361

Variable Insurance Products Fund V

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

This report on Form N-CSR relates solely to the Registrant’s VIP Asset Manager Portfolio, VIP Asset Manager Growth Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investment Grade Bond Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Asset Manager Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	14.03%	7.60%	5.21%
Service Class	13.94%	7.47%	5.09%
Service Class 2	13.74%	7.31%	4.93%
Investor Class	13.95%	7.51%	5.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,613	VIP Asset Manager Portfolio - Initial Class
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, gained 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as emerging-markets and U.S. high-yield debt, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, the fund’s share classes gained about 14%, outpacing the 12.63% return of the Fidelity Asset Manager 50% Composite Index℠. Stock picking within the U.S. equity asset class proved the principal factor fueling the fund’s outperformance. The domestic-equity portfolio outdistanced its benchmark by a sizable margin, led by picks in information technology. Security selection in U.S. investment-grade bonds and foreign developed-markets (DM) stocks also aided relative results, although not to the extent that U.S. stocks did. Overall, asset allocation had a neutral effect on relative performance. My fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – generated a positive net contribution, despite some drag from underperforming TIPS. However, this benefit was negated by my equity-allocation strategy, primarily due to poor results from a small out-of-benchmark position in commodity securities, which failed to keep pace with stock-market performance this period. Versus the Composite benchmark as of December 31, the fund is slightly underweighted in the U.S. equity asset class, marginally overweighted in foreign DM stocks and about neutral in emerging-markets equities. I increased fund exposure to commodity securities during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Stocks as of December 31, 2017

% of fund's net assets
Apple, Inc.	0.7
Amazon.com, Inc.	0.5
Tesla, Inc.	0.4
Bank of America Corp.	0.4
Alibaba Group Holding Ltd. sponsored ADR	0.4
2.4

Top Five Bond Issuers as of December 31, 2017

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	17.4
Fannie Mae	3.5
Freddie Mac	2.0
Ginnie Mae	1.3
Petroleos Mexicanos	0.8
25.0

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Financials	14.7
Information Technology	8.1
Consumer Discretionary	7.8
Health Care	6.0
Industrials	5.5

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stock Class and Equity Futures**	53.3%
Bond Class	39.1%
Short-Term Class	7.6%

 * Foreign investments - 21.8%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 2.1%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments December 31, 2017

Showing Percentage of Net Assets

Fixed-Income Funds - 41.6%
	Shares	Value
Fidelity Emerging Markets Debt Central Fund (a)	608,300	$6,149,917
Fidelity Floating Rate Central Fund (a)	112,738	11,607,545
Fidelity High Income Central Fund 1 (a)	234,881	22,661,288
Fidelity Inflation-Protected Bond Index Central Fund (a)	380,805	38,335,640
Fidelity International Credit Central Fund (a)	67,835	6,770,597
Fidelity VIP Investment Grade Central Fund (a)	3,638,406	382,978,640
iShares 20+ Year Treasury Bond ETF	167,929	21,303,473
TOTAL FIXED-INCOME FUNDS
(Cost $476,324,028)		489,807,100

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 1.36% (b)	9,322,028	9,323,892
Fidelity Money Market Central Fund, 1.62% (b)	51,859,811	51,864,997
TOTAL MONEY MARKET FUNDS
(Cost $61,184,279)		61,188,889

Equity Funds - 52.5%
Domestic Equity Funds - 36.5%
Fidelity Commodity Strategy Central Fund (a)	3,545,020	24,141,586
Fidelity Consumer Discretionary Central Fund (a)	133,725	39,907,667
Fidelity Consumer Staples Central Fund (a)	115,554	25,594,068
Fidelity Energy Central Fund (a)	171,496	21,953,260
Fidelity Financials Central Fund (a)	687,699	73,707,560
Fidelity Health Care Central Fund (a)	132,570	50,835,229
Fidelity Industrials Central Fund (a)	129,949	38,362,342
Fidelity Information Technology Central Fund (a)	212,809	89,977,814
Fidelity Materials Central Fund (a)	45,193	11,835,527
Fidelity Real Estate Equity Central Fund (a)	49,824	5,419,890
Fidelity Telecom Services Central Fund (a)	41,539	7,600,063
Fidelity Utilities Central Fund (a)	64,158	11,146,784
iShares S&P 500 Index ETF	108,497	29,169,419

TOTAL DOMESTIC EQUITY FUNDS		429,651,209

International Equity Funds - 16.0%
Fidelity Emerging Markets Equity Central Fund (a)	139,950	35,072,978
Fidelity International Equity Central Fund (a)	1,502,554	132,600,366
iShares Core MSCI Emerging Markets ETF	120,748	6,870,561
iShares MSCI Japan ETF	214,903	12,879,137

TOTAL INTERNATIONAL EQUITY FUNDS		187,423,042

TOTAL EQUITY FUNDS
(Cost $524,587,649)		617,074,251
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $1,062,095,956)		1,168,070,240
NET OTHER ASSETS (LIABILITIES) - 0.7%		8,745,760
NET ASSETS - 100%		$1,176,816,000

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$368,848
Fidelity Commodity Strategy Central Fund	179,442
Fidelity Consumer Discretionary Central Fund	2,407,716
Fidelity Consumer Staples Central Fund	2,660,506
Fidelity Emerging Markets Debt Central Fund	460,297
Fidelity Emerging Markets Equity Central Fund	2,121,646
Fidelity Energy Central Fund	693,425
Fidelity Financials Central Fund	5,392,990
Fidelity Floating Rate Central Fund	626,917
Fidelity Health Care Central Fund	1,990,793
Fidelity High Income Central Fund 1	2,286,833
Fidelity Industrials Central Fund	2,344,571
Fidelity Inflation-Protected Bond Index Central Fund	859,097
Fidelity Information Technology Central Fund	12,055,741
Fidelity International Credit Central Fund	204,576
Fidelity International Equity Central Fund	7,079,879
Fidelity Materials Central Fund	842,687
Fidelity Money Market Central Fund	690,051
Fidelity Real Estate Equity Central Fund	330,303
Fidelity Telecom Services Central Fund	864,791
Fidelity Utilities Central Fund	981,505
Fidelity VIP Investment Grade Central Fund	12,523,835
Total	$57,966,449

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$14,301,637	$15,386,116	$6,288,077	$(315,070)	$1,056,980	$24,141,586	3.2%
Fidelity Consumer Discretionary Central Fund	45,453,380	3,709,025	15,924,045	1,248,272	5,421,035	39,907,667	2.1%
Fidelity Consumer Staples Central Fund	32,043,736	3,033,025	10,409,963	738,862	188,408	25,594,068	2.0%
Fidelity Emerging Markets Debt Central Fund	6,124,996	541,703	703,433	(1,172)	187,823	6,149,917	4.6%
Fidelity Emerging Markets Equity Central Fund	19,284,313	13,300,139	4,754,053	195,780	7,046,799	35,072,978	4.0%
Fidelity Energy Central Fund	28,888,419	2,052,812	7,529,716	62,616	(1,520,871)	21,953,260	2.0%
Fidelity Financials Central Fund	82,546,583	6,472,787	23,419,102	1,784,536	6,322,756	73,707,560	2.2%
Fidelity Floating Rate Central Fund	12,285,711	789,707	1,406,857	70,915	(131,931)	11,607,545	0.6%
Fidelity Health Care Central Fund	50,831,429	5,755,382	14,596,790	610,723	8,234,485	50,835,229	2.0%
Fidelity High Income Central Fund 1	32,013,869	2,632,040	11,797,465	2,308,736	(2,495,892)	22,661,288	4.4%
Fidelity Industrials Central Fund	41,070,736	3,469,660	10,914,735	523,935	4,212,746	38,362,342	2.2%
Fidelity Inflation-Protected Bond Index Central Fund	44,744,350	3,900,688	10,267,949	(18,200)	(23,249)	38,335,640	4.2%
Fidelity Information Technology Central Fund	86,390,878	13,315,866	34,857,780	6,213,038	18,915,812	89,977,814	2.0%
Fidelity International Credit Central Fund	-	7,220,818	440,664	2,728	(12,285)	6,770,597	6.4%
Fidelity International Equity Central Fund	101,150,360	30,497,292	21,848,376	2,811,378	19,989,712	132,600,366	4.1%
Fidelity Materials Central Fund	12,312,600	1,125,021	3,597,784	367,730	1,627,960	11,835,527	2.3%
Fidelity Real Estate Equity Central Fund	8,276,715	416,470	3,304,199	291,260	(260,356)	5,419,890	4.1%
Fidelity Telecom Services Central Fund	11,006,724	977,699	3,699,815	167,771	(852,316)	7,600,063	2.0%
Fidelity Utilities Central Fund	12,338,358	1,309,828	3,434,873	248,768	684,703	11,146,784	2.1%
Fidelity VIP Investment Grade Central Fund	370,197,532	63,080,490	54,255,195	70,606	3,885,207	382,978,640	6.8%
Total	$1,011,262,326	$178,986,568	$243,450,871	$17,383,212	$72,477,526	$1,036,658,761

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	24.2%
AAA,AA,A	2.2%
BBB	7.2%
BB	3.9%
B	1.5%
CCC,CC,C	0.2%
Not Rated	0.1%
Equities	52.8%
Short-Term Investments and Net Other Assets	7.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.2%
United Kingdom	3.3%
Japan	2.5%
Cayman Islands	1.6%
Netherlands	1.6%
Germany	1.4%
Canada	1.1%
France	1.1%
Others (Individually Less Than 1%)	9.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $64,313,828)	$70,222,590
Fidelity Central Funds (cost $997,782,128)	1,097,847,650
Total Investment in Securities (cost $1,062,095,956)		$1,168,070,240
Receivable for investments sold		9,398,811
Receivable for fund shares sold		262,232
Distributions receivable from Fidelity Central Funds		68,397
Prepaid expenses		1,900
Other receivables		55,944
Total assets		1,177,857,524
Liabilities
Payable for investments purchased	$84,576
Payable for fund shares redeemed	291,271
Accrued management fee	479,665
Transfer agent fee payable	78,733
Distribution and service plan fees payable	4,737
Other affiliated payables	42,772
Other payables and accrued expenses	59,770
Total liabilities		1,041,524
Net Assets		$1,176,816,000
Net Assets consist of:
Paid in capital		$1,045,758,278
Undistributed net investment income		475,263
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,608,175
Net unrealized appreciation (depreciation) on investments		105,974,284
Net Assets		$1,176,816,000
Initial Class:
Net Asset Value, offering price and redemption price per share ($937,508,466 ÷ 61,560,789 shares)		$15.23
Service Class:
Net Asset Value, offering price and redemption price per share ($5,004,147 ÷ 331,540 shares)		$15.09
Service Class 2:
Net Asset Value, offering price and redemption price per share ($20,806,748 ÷ 1,400,094 shares)		$14.86
Investor Class:
Net Asset Value, offering price and redemption price per share ($213,496,639 ÷ 14,108,555 shares)		$15.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$1,259,542
Income from Fidelity Central Funds		23,763,274
Total income		25,022,816
Expenses
Management fee	$5,756,407
Transfer agent fees	924,551
Distribution and service plan fees	57,444
Accounting fees and expenses	480,632
Custodian fees and expenses	6,054
Independent trustees' fees and expenses	4,333
Appreciation in deferred trustee compensation account	313
Audit	61,762
Legal	9,310
Miscellaneous	9,514
Total expenses before reductions	7,310,320
Expense reductions	(26,569)	7,283,751
Net investment income (loss)		17,739,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,886,434
Fidelity Central Funds	17,393,395
Foreign currency transactions	(595)
Capital gain distributions from Fidelity Central Funds	34,203,175
Total net realized gain (loss)		56,482,409
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,025,755
Fidelity Central Funds	72,462,835
Assets and liabilities in foreign currencies	477
Total change in net unrealized appreciation (depreciation)		78,489,067
Net gain (loss)		134,971,476
Net increase (decrease) in net assets resulting from operations		$152,710,541

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,739,065	$18,253,220
Net realized gain (loss)	56,482,409	115,309,399
Change in net unrealized appreciation (depreciation)	78,489,067	(98,662,495)
Net increase (decrease) in net assets resulting from operations	152,710,541	34,900,124
Distributions to shareholders from net investment income	(21,295,471)	(16,780,341)
Distributions to shareholders from net realized gain	(129,896,975)	(51,039,372)
Total distributions	(151,192,446)	(67,819,713)
Share transactions - net increase (decrease)	33,637,892	(55,998,408)
Total increase (decrease) in net assets	35,155,987	(88,917,997)
Net Assets
Beginning of period	1,141,660,013	1,230,578,010
End of period	$1,176,816,000	$1,141,660,013
Other Information
Undistributed net investment income end of period	$475,263	$4,066,828

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Asset Manager Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.29	$15.76	$17.15	$17.24	$15.17
Income from Investment Operations
Net investment income (loss)A	.23	.24	.27	.27	.23
Net realized and unrealized gain (loss)	1.76	.18	(.22)	.72	2.15
Total from investment operations	1.99	.42	.05	.99	2.38
Distributions from net investment income	(.29)	(.23)	(.26)	(.27)	(.26)
Distributions from net realized gain	(1.76)	(.66)	(1.17)	(.81)	(.04)
Total distributions	(2.05)	(.89)	(1.44)B	(1.08)	(.31)C
Net asset value, end of period	$15.23	$15.29	$15.76	$17.15	$17.24
Total ReturnD,E	14.03%	3.14%	.14%	5.83%	15.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.62%	.62%	.61%	.62%
Expenses net of fee waivers, if any	.61%	.61%	.62%	.61%	.62%
Expenses net of all reductions	.61%	.61%	.61%	.61%	.61%
Net investment income (loss)	1.54%	1.57%	1.65%	1.54%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$937,508	$932,248	$1,008,018	$1,117,675	$1,160,093
Portfolio turnover rateH	26%	108%	39%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.44 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.041 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$15.64	$17.03	$17.13	$15.08
Income from Investment Operations
Net investment income (loss)A	.21	.22	.25	.25	.21
Net realized and unrealized gain (loss)	1.75	.18	(.22)	.71	2.13
Total from investment operations	1.96	.40	.03	.96	2.34
Distributions from net investment income	(.27)	(.22)	(.24)	(.25)	(.24)
Distributions from net realized gain	(1.76)	(.66)	(1.17)	(.81)	(.04)
Total distributions	(2.03)	(.88)	(1.42)B	(1.06)	(.29)C
Net asset value, end of period	$15.09	$15.16	$15.64	$17.03	$17.13
Total ReturnD,E	13.94%	3.01%	.03%	5.69%	15.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%	.72%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.73%	.73%
Expenses net of all reductions	.71%	.71%	.72%	.73%	.73%
Net investment income (loss)	1.44%	1.47%	1.54%	1.43%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$5,004	$5,437	$5,806	$6,990	$7,970
Portfolio turnover rateH	26%	108%	39%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.42 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.041 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$14.96	$15.45	$16.83	$16.94	$14.92
Income from Investment Operations
Net investment income (loss)A	.19	.20	.23	.22	.18
Net realized and unrealized gain (loss)	1.71	.17	(.21)	.70	2.10
Total from investment operations	1.90	.37	.02	.92	2.28
Distributions from net investment income	(.25)	(.20)	(.22)	(.22)	(.22)
Distributions from net realized gain	(1.76)	(.66)	(1.17)	(.81)	(.04)
Total distributions	(2.00)B	(.86)	(1.40)C	(1.03)	(.26)
Net asset value, end of period	$14.86	$14.96	$15.45	$16.83	$16.94
Total ReturnD,E	13.74%	2.84%	(.06)%	5.54%	15.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	.86%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.86%	.86%	.87%	.88%	.88%
Expenses net of all reductions	.86%	.86%	.87%	.87%	.88%
Net investment income (loss)	1.29%	1.32%	1.39%	1.28%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$20,807	$21,651	$24,520	$28,230	$31,119
Portfolio turnover rateH	26%	108%	39%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.00 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $1.757 per share.

 C Total distributions of $1.40 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $1.174 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.20	$15.68	$17.07	$17.17	$15.11
Income from Investment Operations
Net investment income (loss)A	.22	.23	.26	.25	.21
Net realized and unrealized gain (loss)	1.74	.17	(.22)	.72	2.14
Total from investment operations	1.96	.40	.04	.97	2.35
Distributions from net investment income	(.28)	(.22)	(.25)	(.26)	(.25)
Distributions from net realized gain	(1.76)	(.66)	(1.17)	(.81)	(.04)
Total distributions	(2.03)B	(.88)	(1.43)C	(1.07)	(.29)
Net asset value, end of period	$15.13	$15.20	$15.68	$17.07	$17.17
Total ReturnD,E	13.95%	3.01%	.07%	5.73%	15.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.70%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.70%	.70%	.70%	.70%
Expenses net of all reductions	.69%	.69%	.69%	.69%	.70%
Net investment income (loss)	1.46%	1.49%	1.57%	1.46%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$213,497	$182,324	$192,234	$180,160	$138,902
Portfolio turnover rateH	26%	108%	39%	30%	41%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.03 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $1.757 per share.

 C Total distributions of $1.43 per share is comprised of distributions from net investment income of $.251 and distributions from net realized gain of $1.174 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	.04%
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Delayed Delivery & When Issued Securities Restricted Securities	Less than .005% to .01%
Fidelity Emerging Markets Debt Central Fund	FMRC	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.07%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	.06%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.01%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Repurchase Agreements Delayed Delivery & When Issued Securities Restricted Securities Swaps	Less than .005%
Fidelity International Credit Central Fund	FMRC	Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.	Foreign Securities Restricted Securities Options Futures Swaps	.01%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.		Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$110,557,348
Gross unrealized depreciation	(867,200)
Net unrealized appreciation (depreciation)	$109,690,148
Tax Cost	$1,058,380,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,617,087
Undistributed long-term capital gain	$27,400,094
Net unrealized appreciation (depreciation) on securities and other investments	$109,690,148

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$49,614,041	$ 19,066,818
Long-term Capital Gains	101,578,405	48,752,895
Total	$151,192,446	$ 67,819,713

4. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $281,766,120 and $320,378,950, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .49% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$5,271
Service Class 2	52,173
$57,444

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets . The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$622,824
Service Class	3,475
Service Class 2	13,758
Investor Class	284,494
$924,551

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $409 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,712 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,919 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $354.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,296.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$17,221,395	$13,821,541
Service Class	88,590	76,683
Service Class 2	334,864	279,837
Investor Class	3,650,622	2,602,280
Total	$21,295,471	$16,780,341
From net realized gain
Initial Class	$105,443,540	$41,681,420
Service Class	614,590	238,350
Service Class 2	2,471,533	1,029,679
Investor Class	21,367,312	8,089,923
Total	$129,896,975	$51,039,372

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	1,545,508	1,290,206	$23,303,863	$19,484,990
Reinvestment of distributions	8,456,436	3,880,843	122,664,935	55,502,961
Shares redeemed	(9,429,410)	(8,145,784)	(142,193,085)	(123,758,618)
Net increase (decrease)	572,534	(2,974,735)	$3,775,713	$(48,770,667)
Service Class
Shares sold	32,246	44,130	$490,318	$659,599
Reinvestment of distributions	48,970	22,215	703,180	315,033
Shares redeemed	(108,242)	(78,937)	(1,616,243)	(1,179,590)
Net increase (decrease)	(27,026)	(12,592)	$(422,745)	$(204,958)
Service Class 2
Shares sold	115,984	128,482	$1,717,563	$1,904,313
Reinvestment of distributions	198,362	93,818	2,806,397	1,309,516
Shares redeemed	(361,686)	(362,365)	(5,269,021)	(5,387,283)
Net increase (decrease)	(47,340)	(140,065)	$(745,061)	$(2,173,454)
Investor Class
Shares sold	1,515,351	742,710	$22,923,652	$11,129,163
Reinvestment of distributions	1,732,942	751,874	25,017,934	10,692,203
Shares redeemed	(1,134,202)	(1,761,126)	(16,911,601)	(26,670,695)
Net increase (decrease)	2,114,091	(266,542)	$31,029,985	$(4,849,329)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the Fund.

11. Prior Fiscal Year Exchanges In-Kind.

During the prior period, the Fund exchanged investments for shares of ten Fidelity Equity Sector Central Funds all of which are affiliated investment companies managed by FMR Co., Inc. (FMRC), an affiliate of FMR. Each of the Equity Sector Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered investments to each Equity Sector Central Fund in exchange for shares of each respective Equity Sector Central Fund, as presented in the accompanying table. The Fund recognized net realized gain (loss) of $25,506,495 for book purposes and net realized gain (loss) of $25,026,283 for federal income tax purposes.

Fidelity Equity Sector Central Fund	Value of Investments and Cash Delivered	Shares of Equity Sector Central Funds Exchanged
Fidelity Consumer Discretionary Central Fund	$45,153,352	181,324
Fidelity Consumer Staples Central Fund	31,321,938	146,145
Fidelity Energy Central Fund	27,399,296	215,607
Fidelity Financials Central Fund	78,935,260	869,139
Fidelity Health Care Central Fund	53,120,988	160,788
Fidelity Industrials Central Fund	40,710,959	159,126
Fidelity Information Technology Central Fund	87,115,168	270,915
Fidelity Materials Central Fund	12,091,823	56,001
Fidelity Telecom Services Central Fund	10,313,634	55,191
Fidelity Utilities Central Fund	11,922,360	77,223
Total	$398,084,778	2,191,459

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.61%
Actual		$1,000.00	$1,063.60	$3.17
Hypothetical-C		$1,000.00	$1,022.13	$3.11
Service Class	.71%
Actual		$1,000.00	$1,063.00	$3.69
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Service Class 2.86%
Actual		$1,000.00	$1,062.60	$4.47
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Investor Class	.69%
Actual		$1,000.00	$1,063.20	$3.59
Hypothetical-C		$1,000.00	$1,021.73	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .07%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Asset Manager Portfolio
Initial Class	02/09/18	02/09/18	$0.007	$0.401
Service Class	02/09/18	02/09/18	$0.007	$0.401
Service Class 2	02/09/18	02/09/18	$0.006	$0.401
Investor Class	02/09/18	02/09/18	$0.007	$0.401

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $27,400,094, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.6884% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 10%; Service Class designates 11%; Service Class 2 designates 11%; and Investor Class designates 10%; of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager Portfolio
Initial Class	12/28/17	$0.0444	$0.0044
Service Class	12/28/17	$0.0430	$0.0044
Service Class 2	12/28/17	$0.0413	$0.0044
Investor Class	12/28/17	$0.0435	$0.0044

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2016 and December 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended September 30, 2016, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPAM-ANN-0218
1.540206.120

Fidelity® Variable Insurance Products: Asset Manager: Growth Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.73%	9.55%	5.43%
Service Class	18.70%	9.46%	5.33%
Service Class 2	18.49%	9.26%	5.13%
Investor Class	18.68%	9.47%	5.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,967	VIP Asset Manager: Growth Portfolio - Initial Class
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, gained 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as emerging-markets and U.S. high-yield debt, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, most of the fund’s share classes gained roughly 19%, with all outpacing the 16.73% return of the Fidelity Asset Manager 70% Composite Index℠. Stock picking with the U.S. equity asset class proved the principal factor fueling the fund’s outperformance. The domestic-equity portfolio outdistanced its benchmark by a sizable margin, led by picks in information technology. Security selection in U.S. investment-grade bonds and foreign developed-markets (DM) stocks also aided relative results, although not to the extent that U.S. stocks did. Overall, asset allocation had a neutral effect on relative performance. My fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – generated a positive net contribution, despite some drag from underperforming TIPS. However, this benefit was negated by my equity-allocation strategy, primarily due to poor results from a small out-of-Composite position in commodity securities, which failed to keep pace with stock-market performance this period. As of December 31, the fund has roughly neutral allocations to U.S. and emerging-markets equities versus the Composite index, with a marginal overweighting in foreign DM stocks. I increased the fund's exposure to commodity securities during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Apple, Inc.	1.0
Amazon.com, Inc.	0.7
Tesla, Inc.	0.6
Bank of America Corp.	0.6
Alibaba Group Holding Ltd. sponsored ADR	0.6
UnitedHealth Group, Inc.	0.5
Berkshire Hathaway, Inc. Class B	0.5
Microsoft Corp.	0.5
Citigroup, Inc.	0.5
Amgen, Inc.	0.4
5.9

Top Market Sectors as of December 31, 2017

(stocks only)	% of fund's net assets
Financials	11.4
Information Technology	10.8
Consumer Discretionary	8.5
Health Care	7.5
Industrials	6.8
Consumer Staples	4.8
Energy	3.8
Materials	3.0
Real Estate	2.7
Utilities	1.7

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stock Class and Equity Futures**	73.3%
Bond Class	23.2%
Short-Term Class	3.5%

 * Foreign investments – 26.1%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 2.0%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments December 31, 2017

Showing Percentage of Net Assets

U.S. Treasury Obligations - 0.0%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 1.2% 2/8/18 (a)
(Cost $39,949)	40,000	39,949
	Shares	Value

Fixed-Income Funds - 25.5%
Fidelity Emerging Markets Debt Central Fund (b)	113,992	$1,152,461
Fidelity Floating Rate Central Fund (b)	21,653	2,229,350
Fidelity High Income Central Fund 1 (b)	44,864	4,328,513
Fidelity Inflation-Protected Bond Index Central Fund (b)	75,699	7,620,576
Fidelity VIP Investment Grade Central Fund (b)	371,309	39,083,985
iShares 20+ Year Treasury Bond ETF	32,586	4,133,860
TOTAL FIXED-INCOME FUNDS
(Cost $56,665,031)		58,548,745

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 1.36% (c)	1,608,268	1,608,590
Fidelity Money Market Central Fund, 1.62% (c)	659,872	659,939
TOTAL MONEY MARKET FUNDS
(Cost $2,268,462)		2,268,529

Equity Funds - 72.4%
Domestic Equity Funds - 51.0%
Fidelity Commodity Strategy Central Fund (b)	678,242	4,618,829
Fidelity Consumer Discretionary Central Fund (b)	37,146	11,085,370
Fidelity Consumer Staples Central Fund (b)	32,123	7,114,905
Fidelity Energy Central Fund (b)	47,507	6,081,328
Fidelity Financials Central Fund (b)	191,194	20,492,187
Fidelity Health Care Central Fund (b)	36,790	14,107,635
Fidelity Industrials Central Fund (b)	36,062	10,645,928
Fidelity Information Technology Central Fund (b)	59,304	25,074,285
Fidelity Materials Central Fund (b)	12,472	3,266,226
Fidelity Real Estate Equity Central Fund (b)	9,569	1,040,939
Fidelity Telecom Services Central Fund (b)	11,491	2,102,367
Fidelity Utilities Central Fund (b)	17,756	3,084,957
iShares S&P 500 Index ETF	32,273	8,676,595

TOTAL DOMESTIC EQUITY FUNDS		117,391,551

International Equity Funds - 21.4%
Fidelity Emerging Markets Equity Central Fund (b)	35,536	8,905,698
Fidelity International Equity Central Fund (b)	399,706	35,274,088
iShares Core MSCI Emerging Markets ETF	45,977	2,616,091
iShares MSCI Japan ETF	40,591	2,432,619

TOTAL INTERNATIONAL EQUITY FUNDS		49,228,496

TOTAL EQUITY FUNDS
(Cost $143,067,747)		166,620,047
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $202,041,189)		227,477,270
NET OTHER ASSETS (LIABILITIES) - 1.1%		2,615,282
NET ASSETS - 100%		$230,092,552

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	7	March 2018	$936,600	$15,423	$15,423

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,949.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39,991
Fidelity Commodity Strategy Central Fund	33,884
Fidelity Consumer Discretionary Central Fund	666,073
Fidelity Consumer Staples Central Fund	733,603
Fidelity Emerging Markets Debt Central Fund	84,150
Fidelity Emerging Markets Equity Central Fund	542,225
Fidelity Energy Central Fund	190,201
Fidelity Financials Central Fund	1,492,250
Fidelity Floating Rate Central Fund	116,889
Fidelity Health Care Central Fund	549,953
Fidelity High Income Central Fund 1	424,050
Fidelity Industrials Central Fund	647,967
Fidelity Inflation-Protected Bond Index Central Fund	164,053
Fidelity Information Technology Central Fund	3,359,230
Fidelity International Equity Central Fund	1,862,846
Fidelity Materials Central Fund	231,492
Fidelity Money Market Central Fund	40,821
Fidelity Real Estate Equity Central Fund	62,852
Fidelity Telecom Services Central Fund	237,792
Fidelity Utilities Central Fund	270,298
Fidelity VIP Investment Grade Central Fund	1,224,476
Total	$12,975,096

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$2,521,391	$3,070,011	$1,123,895	$(52,997)	$204,319	$4,618,829	0.6%
Fidelity Consumer Discretionary Central Fund	11,565,969	1,614,261	3,842,893	236,701	1,511,332	11,085,370	0.6%
Fidelity Consumer Staples Central Fund	8,154,181	1,234,668	2,464,770	124,893	65,933	7,114,905	0.5%
Fidelity Emerging Markets Debt Central Fund	1,097,339	156,624	134,360	(160)	33,018	1,152,461	0.9%
Fidelity Emerging Markets Equity Central Fund	5,306,271	3,188,173	1,549,402	60,856	1,899,800	8,905,698	1.0%
Fidelity Energy Central Fund	7,347,281	887,384	1,815,946	33,122	(370,513)	6,081,328	0.6%
Fidelity Financials Central Fund	21,001,698	2,804,004	5,502,415	331,648	1,857,252	20,492,187	0.6%
Fidelity Floating Rate Central Fund	2,247,706	261,827	268,713	1,504	(12,974)	2,229,350	0.1%
Fidelity Health Care Central Fund	12,939,246	2,394,723	3,530,493	84,222	2,219,937	14,107,635	0.6%
Fidelity High Income Central Fund 1	5,650,274	737,012	2,015,237	87,610	(131,146)	4,328,513	0.8%
Fidelity Industrials Central Fund	10,450,444	1,499,276	2,567,507	82,217	1,181,498	10,645,928	0.6%
Fidelity Inflation-Protected Bond Index Central Fund	7,932,862	1,623,824	1,922,092	15,530	(29,548)	7,620,576	0.8%
Fidelity Information Technology Central Fund	21,983,139	4,945,247	8,353,727	1,231,885	5,267,741	25,074,285	0.6%
Fidelity International Equity Central Fund	27,783,758	7,848,800	6,313,734	278,628	5,676,636	35,274,088	1.1%
Fidelity Materials Central Fund	3,132,421	528,516	923,483	72,530	456,242	3,266,226	0.6%
Fidelity Real Estate Equity Central Fund	1,524,489	137,917	625,832	47,615	(43,250)	1,040,939	0.8%
Fidelity Telecom Services Central Fund	2,799,500	388,026	896,593	31,450	(220,016)	2,102,367	0.6%
Fidelity Utilities Central Fund	3,139,818	581,809	874,215	39,839	197,706	3,084,957	0.6%
Fidelity VIP Investment Grade Central Fund	34,782,040	8,851,356	4,939,209	(4,723)	394,521	39,083,985	0.7%
Total	$191,359,827	$42,753,458	$49,664,516	$2,702,370	$20,158,488	$207,309,627

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$39,949	$--	$39,949	$--
Fixed-Income Funds	58,548,745	58,548,745	--	--
Money Market Funds	2,268,529	2,268,529	--	--
Equity Funds	166,620,047	166,620,047	--	--
Total Investments in Securities:	$227,477,270	$227,437,321	$39,949	$--
Derivative Instruments:
Assets
Futures Contracts	$15,423	$15,423	$--	$--
Total Assets	$15,423	$15,423	$--	$--
Total Derivative Instruments:	$15,423	$15,423	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$15,423	$0
Total Equity Risk	15,423	0
Total Value of Derivatives	$15,423	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	14.4%
AAA,AA,A	1.1%
BBB	3.7%
BB	2.5%
B	1.4%
CCC,CC,C	0.2%
Not Rated	0.1%
Equities	70.1%
Short-Term Investments and Net Other Assets	6.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.9%
United Kingdom	3.7%
Japan	3.6%
Cayman Islands	2.1%
France	1.7%
Germany	1.5%
Canada	1.4%
Netherlands	1.3%
Switzerland	1.1%
Others (Individually Less Than 1%)	9.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $16,304,202)	$17,899,114
Fidelity Central Funds (cost $185,736,987)	209,578,156
Total Investment in Securities (cost $202,041,189)		$227,477,270
Cash		7,708
Receivable for investments sold		2,806,244
Receivable for fund shares sold		2,874
Dividends receivable		2,450
Distributions receivable from Fidelity Central Funds		7,298
Prepaid expenses		359
Other receivables		705
Total assets		230,304,908
Liabilities
Payable for fund shares redeemed	$70,227
Accrued management fee	102,917
Transfer agent fee payable	20,389
Distribution and service plan fees payable	1,026
Payable for daily variation margin on futures contracts	3,395
Other affiliated payables	9,348
Other payables and accrued expenses	5,054
Total liabilities		212,356
Net Assets		$230,092,552
Net Assets consist of:
Paid in capital		$196,423,377
Undistributed net investment income		65,534
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,151,994
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,451,647
Net Assets		$230,092,552
Initial Class:
Net Asset Value, offering price and redemption price per share ($106,903,009 ÷ 5,563,826 shares)		$19.21
Service Class:
Net Asset Value, offering price and redemption price per share ($3,017,638 ÷ 158,255 shares)		$19.07
Service Class 2:
Net Asset Value, offering price and redemption price per share ($3,755,389 ÷ 198,160 shares)		$18.95
Investor Class:
Net Asset Value, offering price and redemption price per share ($116,416,516 ÷ 6,094,562 shares)		$19.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$312,202
Interest		72
Income from Fidelity Central Funds		4,049,130
Total income		4,361,404
Expenses
Management fee	$1,178,285
Transfer agent fees	228,831
Distribution and service plan fees	11,627
Accounting fees and expenses	106,524
Custodian fees and expenses	3,968
Independent trustees' fees and expenses	799
Audit	57,175
Legal	6,635
Miscellaneous	1,577
Total expenses before reductions	1,595,421
Expense reductions	(4,765)	1,590,656
Net investment income (loss)		2,770,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	764,310
Fidelity Central Funds	2,703,400
Foreign currency transactions	2,057
Futures contracts	13,551
Capital gain distributions from Fidelity Central Funds	8,925,966
Total net realized gain (loss)		12,409,284
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,641,215
Fidelity Central Funds	20,156,976
Assets and liabilities in foreign currencies	317
Futures contracts	15,423
Total change in net unrealized appreciation (depreciation)		21,813,931
Net gain (loss)		34,223,215
Net increase (decrease) in net assets resulting from operations		$36,993,963

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,770,748	$2,606,011
Net realized gain (loss)	12,409,284	24,289,352
Change in net unrealized appreciation (depreciation)	21,813,931	(22,415,868)
Net increase (decrease) in net assets resulting from operations	36,993,963	4,479,495
Distributions to shareholders from net investment income	(2,705,207)	(2,754,661)
Distributions to shareholders from net realized gain	(28,042,611)	(3,049,866)
Total distributions	(30,747,818)	(5,804,527)
Share transactions - net increase (decrease)	19,986,287	(16,491,202)
Total increase (decrease) in net assets	26,232,432	(17,816,234)
Net Assets
Beginning of period	203,860,120	221,676,354
End of period	$230,092,552	$203,860,120
Other Information
Undistributed net investment income end of period	$65,534	$–
Distributions in excess of net investment income end of period	$–	$(7)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Asset Manager: Growth Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.81	$18.90	$19.15	$18.30	$15.14
Income from Investment Operations
Net investment income (loss)A	.25	.24	.27	.23	.17
Net realized and unrealized gain (loss)	2.97	.20	(.27)	.85	3.22
Total from investment operations	3.22	.44	.00	1.08	3.39
Distributions from net investment income	(.24)	(.26)	(.24)	(.21)	(.18)
Distributions from net realized gain	(2.58)	(.26)	(.01)	(.02)	(.05)
Total distributions	(2.82)	(.53)B	(.25)	(.23)	(.23)
Net asset value, end of period	$19.21	$18.81	$18.90	$19.15	$18.30
Total ReturnC,D	18.73%	2.52%	.03%	5.87%	22.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.71%	.70%	.70%	.72%
Expenses net of fee waivers, if any	.69%	.71%	.70%	.70%	.71%
Expenses net of all reductions	.69%	.70%	.69%	.70%	.71%
Net investment income (loss)	1.32%	1.31%	1.37%	1.19%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$106,903	$99,882	$108,324	$122,484	$127,423
Portfolio turnover rateG	29%	142%	49%	38%	52%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.53 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.264 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$18.79	$19.03	$18.19	$15.04
Income from Investment Operations
Net investment income (loss)A	.23	.22	.25	.21	.16
Net realized and unrealized gain (loss)	2.96	.18	(.26)	.84	3.19
Total from investment operations	3.19	.40	(.01)	1.05	3.35
Distributions from net investment income	(.22)	(.25)	(.22)	(.19)	(.15)
Distributions from net realized gain	(2.58)	(.26)	(.01)	(.02)	(.05)
Total distributions	(2.80)	(.51)	(.23)	(.21)	(.20)
Net asset value, end of period	$19.07	$18.68	$18.79	$19.03	$18.19
Total ReturnB,C	18.70%	2.34%	(.03)%	5.75%	22.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.81%	.80%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.81%	.80%	.80%	.82%
Expenses net of all reductions	.79%	.80%	.79%	.80%	.81%
Net investment income (loss)	1.22%	1.21%	1.27%	1.09%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$3,018	$2,698	$2,877	$3,265	$3,191
Portfolio turnover rateF	29%	142%	49%	38%	52%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.58	$18.70	$18.94	$18.10	$14.97
Income from Investment Operations
Net investment income (loss)A	.20	.19	.21	.17	.12
Net realized and unrealized gain (loss)	2.94	.18	(.25)	.84	3.18
Total from investment operations	3.14	.37	(.04)	1.01	3.30
Distributions from net investment income	(.20)	(.23)	(.19)	(.15)	(.12)
Distributions from net realized gain	(2.57)	(.26)	(.01)	(.02)	(.05)
Total distributions	(2.77)	(.49)	(.20)	(.17)	(.17)
Net asset value, end of period	$18.95	$18.58	$18.70	$18.94	$18.10
Total ReturnB,C	18.49%	2.18%	(.18)%	5.55%	22.09%
Ratios to Average Net AssetsD,E
Expenses before reductions	.94%	.96%	.96%	1.01%	1.03%
Expenses net of fee waivers, if any	.94%	.96%	.96%	1.01%	1.02%
Expenses net of all reductions	.94%	.95%	.95%	1.00%	1.02%
Net investment income (loss)	1.07%	1.06%	1.11%	.88%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$3,755	$3,425	$3,533	$3,573	$3,626
Portfolio turnover rateF	29%	142%	49%	38%	52%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.71	$18.82	$19.06	$18.22	$15.08
Income from Investment Operations
Net investment income (loss)A	.23	.22	.25	.21	.16
Net realized and unrealized gain (loss)	2.97	.18	(.25)	.85	3.20
Total from investment operations	3.20	.40	–	1.06	3.36
Distributions from net investment income	(.23)	(.25)	(.23)	(.20)	(.17)
Distributions from net realized gain	(2.58)	(.26)	(.01)	(.02)	(.05)
Total distributions	(2.81)	(.51)	(.24)	(.22)	(.22)
Net asset value, end of period	$19.10	$18.71	$18.82	$19.06	$18.22
Total ReturnB,C	18.68%	2.35%	.01%	5.79%	22.30%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.79%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.77%	.79%	.78%	.78%	.80%
Expenses net of all reductions	.77%	.79%	.77%	.78%	.79%
Net investment income (loss)	1.24%	1.23%	1.29%	1.11%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$116,417	$97,855	$106,942	$86,687	$58,295
Portfolio turnover rateF	29%	142%	49%	38%	52%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	.04%
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Delayed Delivery & When Issued Securities Restricted Securities	Less than .005% to .01%
Fidelity Emerging Markets Debt Central Fund	FMRC	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.07%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	.06%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Repurchase Agreements Delayed Delivery & When Issued Securities Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.		Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$26,603,845
Gross unrealized depreciation	(143,944)
Net unrealized appreciation (depreciation)	$26,459,901
Tax Cost	$201,017,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$849,512
Undistributed long-term capital gain	$6,779,023
Net unrealized appreciation (depreciation) on securities and other investments	$26,460,044

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$9,340,144	$ 2,754,661
Long-term Capital Gain	21,407,674	3,049,866
Total	$30,747,818	$ 5,804,527

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $65,546,665 and $61,524,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,727
Service Class 2	8,900
$11,627

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$68,431
Service Class	1,798
Service Class 2	2,347
Investor Class	156,255
$228,831

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $94 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $675 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,747 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $182.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,836.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$1,291,934	$1,385,168
Service Class	34,278	35,308
Service Class 2	37,438	41,068
Investor Class	1,341,557	1,293,117
Total	$2,705,207	$2,754,661
From net realized gain
Initial Class	$13,574,774	$1,494,080
Service Class	360,108	39,101
Service Class 2	472,265	48,258
Investor Class	13,635,464	1,468,427
Total	$28,042,611	$3,049,866

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	144,059	114,709	$2,698,610	$2,127,037
Reinvestment of distributions	833,733	163,493	14,866,708	2,879,248
Shares redeemed	(724,915)	(697,163)	(13,492,453)	(12,797,939)
Net increase (decrease)	252,877	(418,961)	$4,072,865	$(7,791,654)
Service Class
Shares sold	13,458	4,177	$257,481	$76,368
Reinvestment of distributions	22,262	4,255	394,386	74,409
Shares redeemed	(21,883)	(17,152)	(404,975)	(309,079)
Net increase (decrease)	13,837	(8,720)	$246,892	$(158,302)
Service Class 2
Shares sold	16,878	41,188	$308,125	$738,028
Reinvestment of distributions	29,002	5,145	509,703	89,326
Shares redeemed	(32,013)	(51,021)	(580,303)	(923,678)
Net increase (decrease)	13,867	(4,688)	$237,525	$(96,324)
Investor Class
Shares sold	799,928	325,813	$14,686,256	$5,958,937
Reinvestment of distributions	843,432	157,817	14,977,021	2,761,544
Shares redeemed	(778,009)	(938,032)	(14,234,272)	(17,165,403)
Net increase (decrease)	865,351	(454,402)	$15,429,005	$(8,444,922)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 86% of the total outstanding shares of the Fund.

12. Prior Fiscal Year Exchanges In-Kind.

During the prior period, the Fund exchanged investments for shares of ten Fidelity Equity Sector Central Funds all of which are affiliated investment companies managed by FMR Co., Inc. (FMRC), an affiliate of FMR. Each of the Equity Sector Central Funds seeks capital appreciation and invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund delivered investments to each Equity Sector Central Fund in exchange for shares of each respective Equity Sector Central Fund, as presented in the accompanying table. The Fund recognized net realized gain (loss) of $6,509,559 for book purposes and net realized gain (loss) of $6,364,328 for federal income tax purposes.

Fidelity Equity Sector Central Fund	Value of Investments and Cash Delivered	Shares of Equity Sector Central Funds Exchanged
Fidelity Consumer Discretionary Central Fund	$11,408,638	45,814
Fidelity Consumer Staples Central Fund	7,913,934	36,926
Fidelity Energy Central Fund	6,922,823	54,476
Fidelity Financials Central Fund	19,944,118	219,601
Fidelity Health Care Central Fund	13,421,775	40,625
Fidelity Industrials Central Fund	10,286,204	40,206
Fidelity Information Technology Central Fund	22,010,889	68,450
Fidelity Materials Central Fund	3,055,172	14,150
Fidelity Telecom Services Central Fund	2,605,887	13,945
Fidelity Utilities Central Fund	3,013,136	19,516
Total	$100,582,576	553,709

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.68%
Actual		$1,000.00	$1,084.60	$3.57
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Service Class	.78%
Actual		$1,000.00	$1,084.40	$4.10
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Service Class 2.93%
Actual		$1,000.00	$1,083.30	$4.88
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Investor Class	.76%
Actual		$1,000.00	$1,084.40	$3.99
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .07%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager: Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Asset Manager: Growth Portfolio
Initial Class	02/09/18	02/09/18	$0.006	$0.634
Service Class	02/09/18	02/09/18	$0.005	$0.634
Service Class 2	02/09/18	02/09/18	$0.005	$0.634
Investor Class	02/09/18	02/09/18	$0.005	$0.634

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $6,789,593, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 15%; Service Class designates 15%; Service Class 2 designates 16%; and Investor Class designates 15%; of the dividend distributed in December 2017, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager: Growth Portfolio
Initial Class	12/28/17	$0.0748	$0.0073
Service Class	12/28/17	$0.0730	$0.0073
Service Class 2	12/28/17	$0.0697	$0.0073
Investor Class	12/28/17	$0.0733	$0.0073

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2016 and December 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended January 31, 2017, and as a result, the Board will continue to discuss with FMR the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPAMG-ANN-0218
1.540207.120

Fidelity® Variable Insurance Products: Freedom Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Income Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2005 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2010 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2015 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2020 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2025 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2030 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2035 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2040 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2045 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2050 Portfolio℠
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Income Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	8.48%	4.35%	4.02%
Service Class	8.49%	4.25%	3.91%
Service Class 2	8.36%	4.10%	3.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,825	VIP Freedom Income Portfolio℠ - Initial Class
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2005 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	11.06%	5.89%	4.31%
Service Class	10.90%	5.77%	4.20%
Service Class 2	10.74%	5.63%	4.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,247	VIP Freedom 2005 Portfolio℠ - Initial Class
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2010 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	13.08%	7.12%	5.17%
Service Class	12.90%	7.01%	5.06%
Service Class 2	12.80%	6.85%	4.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,556	VIP Freedom 2010 Portfolio℠ - Initial Class
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2015 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	15.10%	7.80%	5.34%
Service Class	14.93%	7.67%	5.23%
Service Class 2	14.80%	7.52%	5.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,827	VIP Freedom 2015 Portfolio℠ - Initial Class
$22,603	S&P 500® Index

VIP Freedom 2020 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	16.62%	8.46%	5.30%
Service Class	16.47%	8.35%	5.19%
Service Class 2	16.26%	8.17%	5.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,761	VIP Freedom 2020 Portfolio℠ - Initial Class
$22,603	S&P 500® Index

VIP Freedom 2025 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	17.89%	9.51%	5.81%
Service Class	17.84%	9.41%	5.71%
Service Class 2	17.57%	9.25%	5.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,592	VIP Freedom 2025 Portfolio℠ - Initial Class
$22,603	S&P 500® Index

VIP Freedom 2030 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	20.96%	10.44%	5.76%
Service Class	20.82%	10.32%	5.65%
Service Class 2	20.69%	10.18%	5.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio℠ - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,512	VIP Freedom 2030 Portfolio℠ - Initial Class
$22,603	S&P 500® Index

VIP Freedom 2035 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Initial Class	23.35%	11.47%	14.09%
Service Class	23.24%	11.37%	13.98%
Service Class 2	23.07%	11.19%	13.81%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,640	VIP Freedom 2035 Portfolio℠ - Initial Class
$38,944	S&P 500® Index

VIP Freedom 2040 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Initial Class	23.60%	11.60%	14.27%
Service Class	23.42%	11.49%	14.16%
Service Class 2	23.30%	11.33%	13.99%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,083	VIP Freedom 2040 Portfolio℠ - Initial Class
$38,944	S&P 500® Index

VIP Freedom 2045 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Initial Class	23.59%	11.74%	14.40%
Service Class	23.42%	11.63%	14.29%
Service Class 2	23.30%	11.46%	14.12%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,397	VIP Freedom 2045 Portfolio℠ - Initial Class
$38,944	S&P 500® Index

VIP Freedom 2050 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Initial Class	23.52%	11.80%	14.56%
Service Class	23.46%	11.69%	14.45%
Service Class 2	23.30%	11.52%	14.27%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,781	VIP Freedom 2050 Portfolio℠ - Initial Class
$38,944	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, returned 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, aided partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there; meanwhile, the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite monetary easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets (EM) group (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as EM debt and U.S. high-yield bonds, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year ending December 31, 2017, VIP Freedom Funds share classes posted gains ranging from roughly 8% to 24%. Each Portfolio outperformed its respective Composite index by between 1 and 3 percentage points, with the gap growing as the target date increased. (For specific Portfolio results, please refer to the performance section of this report.) Given that non-U.S. equities, particularly in emerging markets, outperformed U.S. stocks, our overweighting foreign developed-markets and EM equity while underweighting U.S. stocks delivered value versus Composites. Also, both Fidelity® VIP Overseas Portfolio (+30%), which led its specific benchmark by nearly 6 percentage points, and Fidelity® VIP Emerging Markets Portfolio (+47%), which led by 10 percentage points, further aided our overall relative performance. In the U.S. equity asset class, allocations to mid-cap and value investments detracted. Looking at individual results, Fidelity VIP Growth & Income Portfolio (+17%), which lagged its particular benchmark by 5 percentage points, proved our biggest detractor. Collectively, though, results from underlying actively managed U.S. equity investments helped overall. In fixed income, our overall strategy of underweighting the core and overweighting the short-term fixed-income asset classes, combined with an out-of-Composite allocation to Fidelity VIP High Income Portfolio (+7.0%), added value. With an assist from Fidelity VIP Investment Grade Bond Portfolio (+4.2%), aggregate results among underlying fixed-income investments also helped. During the period, we further reduced exposure to U.S. equities and high-yield debt while increasing exposure to short-term and core fixed income, the latter move accomplished partly via establishing a position in long-term Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	39.1
VIP Government Money Market Portfolio Initial Class 1.08%	32.5
VIP Overseas Portfolio Initial Class	6.5
VIP Emerging Markets Portfolio Initial Class	3.8
VIP Growth & Income Portfolio Initial Class	3.0
VIP Equity-Income Portfolio Initial Class	2.6
VIP Growth Portfolio Initial Class	2.5
VIP Contrafund Portfolio Initial Class	2.4
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2.1
VIP High Income Portfolio Initial Class	2.0
96.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	14.0%
International Equity Funds	10.3%
Bond Funds	43.2%
Short-Term Funds	32.5%

VIP Freedom Income Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 14.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	27,169	$1,030,804
VIP Equity-Income Portfolio Initial Class (a)	45,494	1,086,849
VIP Growth & Income Portfolio Initial Class (a)	54,907	1,246,930
VIP Growth Portfolio Initial Class (a)	14,172	1,049,451
VIP Mid Cap Portfolio Initial Class (a)	7,757	302,048
VIP Value Portfolio Initial Class (a)	48,808	798,503
VIP Value Strategies Portfolio Initial Class (a)	27,326	389,937
TOTAL DOMESTIC EQUITY FUNDS
(Cost $4,187,430)		5,904,522

International Equity Funds - 10.3%
VIP Emerging Markets Portfolio Initial Class (a)	131,475	1,607,941
VIP Overseas Portfolio Initial Class (a)	119,560	2,734,339
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,997,568)		4,342,280

Bond Funds - 43.2%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	68,372	907,985
VIP High Income Portfolio Initial Class (a)	154,458	841,795
VIP Investment Grade Bond Portfolio Initial Class (a)	1,290,590	16,519,556
TOTAL BOND FUNDS
(Cost $18,076,339)		18,269,336

Short-Term Funds - 32.5%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $13,710,985)	13,710,985	13,710,985
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $38,972,322)		42,227,123
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,275)
NET ASSETS - 100%		$42,223,848

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$944,075	$32,707	$1,268	$(152)	$(3,231)	$907,985
VIP Contrafund Portfolio Initial Class	1,087,011	328,408	525,802	69,889	10,240	130,947	1,030,804
VIP Emerging Markets Portfolio Initial Class	1,742,816	453,649	1,281,800	12,685	111,560	581,716	1,607,941
VIP Equity-Income Portfolio Initial Class	1,152,940	314,545	472,272	42,520	(9,086)	100,722	1,086,849
VIP Government Money Market Portfolio Initial Class 1.08%	11,729,205	5,170,363	3,188,583	89,366	--	--	13,710,985
VIP Growth & Income Portfolio Initial Class	1,315,424	358,217	576,756	47,821	23,979	126,066	1,246,930
VIP Growth Portfolio Initial Class	1,090,861	353,727	636,160	89,082	48,265	192,758	1,049,451
VIP High Income Portfolio Initial Class	1,474,818	293,675	950,106	49,084	(35,081)	58,489	841,795
VIP Investment Grade Bond Portfolio Initial Class	14,935,903	6,225,216	4,803,649	486,722	(16,707)	178,793	16,519,556
VIP Mid Cap Portfolio Initial Class	313,674	92,229	145,037	16,830	3,183	37,999	302,048
VIP Overseas Portfolio Initial Class	2,148,058	819,426	837,421	40,114	11,611	592,665	2,734,339
VIP Value Portfolio Initial Class	849,898	238,568	375,039	33,173	9,332	75,744	798,503
VIP Value Strategies Portfolio Initial Class	411,279	208,834	193,749	107,505	(3,160)	(33,267)	389,937
Total	$38,251,887	$15,800,932	$14,019,081	$1,086,059	$153,984	$2,039,401	$42,227,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $38,972,322) — See accompanying schedule		$42,227,123
Cash		1
Receivable for investments sold		903,528
Receivable for fund shares sold		4,701
Total assets		43,135,353
Liabilities
Payable for fund shares redeemed	$907,404
Distribution and service plan fees payable	4,101
Total liabilities		911,505
Net Assets		$42,223,848
Net Assets consist of:
Paid in capital		$38,691,550
Undistributed net investment income		6,629
Accumulated undistributed net realized gain (loss) on investments		270,868
Net unrealized appreciation (depreciation) on investments		3,254,801
Net Assets		$42,223,848
Initial Class:
Net Asset Value, offering price and redemption price per share ($16,085,980 ÷ 1,382,707 shares)		$11.63
Service Class:
Net Asset Value, offering price and redemption price per share ($11,227,345 ÷ 965,378 shares)		$11.63
Service Class 2:
Net Asset Value, offering price and redemption price per share ($14,910,523 ÷ 1,286,943 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$674,942
Expenses
Distribution and service plan fees	$45,729
Independent trustees' fees and expenses	150
Total expenses before reductions	45,879
Expense reductions	(150)	45,729
Net investment income (loss)		629,213
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	153,984
Capital gain distributions from underlying funds	411,117
Total net realized gain (loss)		565,101
Change in net unrealized appreciation (depreciation) on underlying funds		2,039,401
Net gain (loss)		2,604,502
Net increase (decrease) in net assets resulting from operations		$3,233,715

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$629,213	$525,036
Net realized gain (loss)	565,101	263,116
Change in net unrealized appreciation (depreciation)	2,039,401	850,893
Net increase (decrease) in net assets resulting from operations	3,233,715	1,639,045
Distributions to shareholders from net investment income	(619,471)	(525,338)
Distributions to shareholders from net realized gain	(345,560)	(394,488)
Total distributions	(965,031)	(919,826)
Share transactions - net increase (decrease)	1,706,894	(219,386)
Total increase (decrease) in net assets	3,975,578	499,833
Net Assets
Beginning of period	38,248,270	37,748,437
End of period	$42,223,848	$38,248,270
Other Information
Undistributed net investment income end of period	$6,629	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Income Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$10.78	$11.03	$10.89	$10.57
Income from Investment Operations
Net investment income (loss)A	.19	.16	.21	.18	.18
Net realized and unrealized gain (loss)	.74	.32	(.25)	.23	.40
Total from investment operations	.93	.48	(.04)	.41	.58
Distributions from net investment income	(.18)	(.16)	(.20)	(.17)	(.17)
Distributions from net realized gain	(.10)	(.11)	(.02)	(.10)	(.10)
Total distributions	(.28)	(.28)B	(.21)C	(.27)	(.26)D
Net asset value, end of period	$11.63	$10.98	$10.78	$11.03	$10.89
Total ReturnE,F	8.48%	4.50%	(.34)%	3.78%	5.55%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.67%	1.48%	1.85%	1.62%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$16,086	$14,956	$14,548	$17,386	$16,980
Portfolio turnover rateG	35%	38%	36%	32%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.28 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.113 per share.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.097 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$10.78	$11.03	$10.89	$10.58
Income from Investment Operations
Net investment income (loss)A	.18	.15	.19	.17	.17
Net realized and unrealized gain (loss)	.75	.31	(.24)	.23	.40
Total from investment operations	.93	.46	(.05)	.40	.57
Distributions from net investment income	(.17)	(.15)	(.19)	(.16)	(.16)
Distributions from net realized gain	(.10)	(.11)	(.02)	(.10)	(.10)
Total distributions	(.27)	(.27)B	(.20)C	(.26)	(.26)
Net asset value, end of period	$11.63	$10.97	$10.78	$11.03	$10.89
Total ReturnD,E	8.49%	4.32%	(.42)%	3.69%	5.38%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.57%	1.38%	1.75%	1.52%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$11,227	$9,286	$9,825	$6,193	$4,529
Portfolio turnover rateF	35%	38%	36%	32%	43%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.27 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.113 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.015 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.93	$10.74	$10.99	$10.85	$10.54
Income from Investment Operations
Net investment income (loss)A	.16	.13	.18	.15	.15
Net realized and unrealized gain (loss)	.75	.31	(.24)	.23	.40
Total from investment operations	.91	.44	(.06)	.38	.55
Distributions from net investment income	(.15)	(.14)	(.17)	(.14)	(.14)
Distributions from net realized gain	(.10)	(.11)	(.02)	(.10)	(.10)
Total distributions	(.25)	(.25)	(.19)	(.24)	(.24)
Net asset value, end of period	$11.59	$10.93	$10.74	$10.99	$10.85
Total ReturnB,C	8.36%	4.17%	(.57)%	3.54%	5.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.42%	1.23%	1.60%	1.37%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$14,911	$14,007	$13,375	$8,860	$7,500
Portfolio turnover rateD	35%	38%	36%	32%	43%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	35.7
VIP Government Money Market Portfolio Initial Class 1.08%	26.0
VIP Overseas Portfolio Initial Class	8.7
VIP Emerging Markets Portfolio Initial Class	4.7
VIP Growth & Income Portfolio Initial Class	4.4
VIP Equity-Income Portfolio Initial Class	3.8
VIP Growth Portfolio Initial Class	3.7
VIP Contrafund Portfolio Initial Class	3.6
VIP Value Portfolio Initial Class	2.8
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2.1
95.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	20.8%
International Equity Funds	13.4%
Bond Funds	39.8%
Short-Term Funds	26.0%

VIP Freedom 2005 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 20.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	8,843	$335,492
VIP Equity-Income Portfolio Initial Class (a)	14,807	353,732
VIP Growth & Income Portfolio Initial Class (a)	17,864	405,682
VIP Growth Portfolio Initial Class (a)	4,614	341,649
VIP Mid Cap Portfolio Initial Class (a)	2,524	98,300
VIP Value Portfolio Initial Class (a)	15,885	259,879
VIP Value Strategies Portfolio Initial Class (a)	8,894	126,922
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,407,033)		1,921,656

International Equity Funds - 13.4%
VIP Emerging Markets Portfolio Initial Class (a)	36,099	441,488
VIP Overseas Portfolio Initial Class (a)	35,141	803,667
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $955,289)		1,245,155

Bond Funds - 39.8%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	14,710	195,344
VIP High Income Portfolio Initial Class (a)	33,820	184,319
VIP Investment Grade Bond Portfolio Initial Class (a)	258,360	3,307,006
TOTAL BOND FUNDS
(Cost $3,645,163)		3,686,669

Short-Term Funds - 26.0%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $2,404,539)	2,404,539	2,404,539
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $8,412,024)		9,258,019
NET OTHER ASSETS (LIABILITIES) - 0.0%		65
NET ASSETS - 100%		$9,258,084

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$196,123	$104	$259	$(2)	$(673)	$195,344
VIP Contrafund Portfolio Initial Class	296,988	138,608	142,683	20,447	4,510	38,069	335,492
VIP Emerging Markets Portfolio Initial Class	389,706	168,788	287,832	3,183	31,903	138,923	441,488
VIP Equity-Income Portfolio Initial Class	314,972	136,852	125,587	12,601	(1,775)	29,270	353,732
VIP Government Money Market Portfolio Initial Class 1.08%	1,616,741	1,223,361	435,563	14,321	--	--	2,404,539
VIP Growth & Income Portfolio Initial Class	359,346	155,885	154,862	14,081	7,149	38,164	405,682
VIP Growth Portfolio Initial Class	298,119	146,543	175,767	25,752	29,677	43,077	341,649
VIP High Income Portfolio Initial Class	269,631	84,859	174,580	9,897	(11,627)	16,036	184,319
VIP Investment Grade Bond Portfolio Initial Class	2,446,962	1,615,191	783,680	88,947	(1,899)	30,432	3,307,006
VIP Mid Cap Portfolio Initial Class	85,709	39,373	39,382	4,878	1,308	11,292	98,300
VIP Overseas Portfolio Initial Class	580,861	287,091	235,527	11,019	4,621	166,621	803,667
VIP Value Portfolio Initial Class	232,164	101,269	98,970	10,064	6,179	19,237	259,879
VIP Value Strategies Portfolio Initial Class	112,357	75,650	51,157	31,114	(13)	(9,915)	126,922
Total	$7,003,556	$4,369,593	$2,705,694	$246,563	$70,031	$520,533	$9,258,019

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $8,412,024) — See accompanying schedule		$9,258,019
Cash		2
Receivable for investments sold		435
Total assets		9,258,456
Liabilities
Payable for fund shares redeemed	$282
Distribution and service plan fees payable	90
Total liabilities		372
Net Assets		$9,258,084
Net Assets consist of:
Paid in capital		$8,323,116
Undistributed net investment income		1,697
Accumulated undistributed net realized gain (loss) on investments		87,276
Net unrealized appreciation (depreciation) on investments		845,995
Net Assets		$9,258,084
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,931,489 ÷ 640,256 shares)		$12.39
Service Class:
Net Asset Value, offering price and redemption price per share ($1,222,432 ÷ 98,093 shares)		$12.46
Service Class 2:
Net Asset Value, offering price and redemption price per share ($104,163 ÷ 8,424 shares)		$12.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$135,181
Expenses
Distribution and service plan fees	$1,084
Independent trustees' fees and expenses	30
Total expenses before reductions	1,114
Expense reductions	(30)	1,084
Net investment income (loss)		134,097
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	70,031
Capital gain distributions from underlying funds	111,382
Total net realized gain (loss)		181,413
Change in net unrealized appreciation (depreciation) on underlying funds		520,533
Net gain (loss)		701,946
Net increase (decrease) in net assets resulting from operations		$836,043

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,097	$104,440
Net realized gain (loss)	181,413	103,291
Change in net unrealized appreciation (depreciation)	520,533	132,669
Net increase (decrease) in net assets resulting from operations	836,043	340,400
Distributions to shareholders from net investment income	(132,399)	(104,710)
Distributions to shareholders from net realized gain	(127,656)	(94,196)
Total distributions	(260,055)	(198,906)
Share transactions - net increase (decrease)	1,678,577	(371,258)
Total increase (decrease) in net assets	2,254,565	(229,764)
Net Assets
Beginning of period	7,003,519	7,233,283
End of period	$9,258,084	$7,003,519
Other Information
Undistributed net investment income end of period	$1,697	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2005 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.51	$11.29	$11.56	$11.37	$10.56
Income from Investment Operations
Net investment income (loss)A	.20	.17	.19	.20	.17
Net realized and unrealized gain (loss)	1.06	.38	(.22)	.29	.86
Total from investment operations	1.26	.55	(.03)	.49	1.03
Distributions from net investment income	(.19)	(.18)	(.22)	(.19)	(.18)
Distributions from net realized gain	(.19)	(.15)	(.03)	(.11)	(.04)
Total distributions	(.38)	(.33)	(.24)B	(.30)	(.22)
Net asset value, end of period	$12.39	$11.51	$11.29	$11.56	$11.37
Total ReturnC,D	11.06%	5.00%	(.25)%	4.30%	9.74%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.65%	1.50%	1.64%	1.71%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$7,931	$6,363	$6,657	$8,047	$7,145
Portfolio turnover rateE	33%	24%	23%	21%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.025 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.58	$11.36	$11.63	$11.44	$10.57
Income from Investment Operations
Net investment income (loss)A	.19	.16	.18	.19	.16
Net realized and unrealized gain (loss)	1.06	.38	(.22)	.29	.85
Total from investment operations	1.25	.54	(.04)	.48	1.01
Distributions from net investment income	(.18)	(.17)	(.21)	(.18)	(.11)
Distributions from net realized gain	(.19)	(.15)	(.03)	(.11)	(.04)
Total distributions	(.37)	(.32)	(.23)B	(.29)	(.14)C
Net asset value, end of period	$12.46	$11.58	$11.36	$11.63	$11.44
Total ReturnD,E	10.90%	4.89%	(.35)%	4.18%	9.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.55%	1.40%	1.54%	1.61%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$1,222	$558	$484	$408	$125
Portfolio turnover rateF	33%	24%	23%	21%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.23 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.025 per share.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.037 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$11.28	$11.55	$11.36	$10.55
Income from Investment Operations
Net investment income (loss)A	.17	.14	.16	.17	.15
Net realized and unrealized gain (loss)	1.05	.39	(.21)	.29	.85
Total from investment operations	1.22	.53	(.05)	.46	1.00
Distributions from net investment income	(.16)	(.15)	(.19)	(.16)	(.15)
Distributions from net realized gain	(.19)	(.15)	(.03)	(.11)	(.04)
Total distributions	(.35)	(.31)B	(.22)	(.27)	(.19)
Net asset value, end of period	$12.37	$11.50	$11.28	$11.55	$11.36
Total ReturnC,D	10.74%	4.78%	(.49)%	4.04%	9.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.40%	1.25%	1.39%	1.46%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$104	$83	$92	$79	$102
Portfolio turnover rateE	33%	24%	23%	21%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.31 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.153 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	32.3
VIP Government Money Market Portfolio Initial Class 1.08%	20.3
VIP Overseas Portfolio Initial Class	10.7
VIP Emerging Markets Portfolio Initial Class	5.7
VIP Growth & Income Portfolio Initial Class	5.7
VIP Equity-Income Portfolio Initial Class	4.9
VIP Growth Portfolio Initial Class	4.8
VIP Contrafund Portfolio Initial Class	4.7
VIP Value Portfolio Initial Class	3.6
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	2.1
94.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	26.9%
International Equity Funds	16.4%
Bond Funds	36.4%
Short-Term Funds	20.3%

VIP Freedom 2010 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 26.9%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	390,911	$14,831,156
VIP Equity-Income Portfolio Initial Class (a)	654,521	15,636,506
VIP Growth & Income Portfolio Initial Class (a)	789,814	17,936,671
VIP Growth Portfolio Initial Class (a)	203,952	15,102,658
VIP Mid Cap Portfolio Initial Class (a)	111,593	4,345,428
VIP Value Portfolio Initial Class (a)	702,187	11,487,777
VIP Value Strategies Portfolio Initial Class (a)	393,143	5,610,145
TOTAL DOMESTIC EQUITY FUNDS
(Cost $54,502,835)		84,950,341

International Equity Funds - 16.4%
VIP Emerging Markets Portfolio Initial Class (a)	1,467,274	17,944,758
VIP Overseas Portfolio Initial Class (a)	1,472,331	33,672,209
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $35,674,932)		51,616,967

Bond Funds - 36.4%
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	508,173	6,748,543
VIP High Income Portfolio Initial Class (a)	1,151,645	6,276,464
VIP Investment Grade Bond Portfolio Initial Class (a)	7,957,161	101,851,657
TOTAL BOND FUNDS
(Cost $113,700,868)		114,876,664

Short-Term Funds - 20.3%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $64,233,154)	64,233,154	64,233,154
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $268,111,789)		315,677,126
NET OTHER ASSETS (LIABILITIES) - 0.0%		(54,251)
NET ASSETS - 100%		$315,622,875

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	$--	$6,790,180	$16,047	$9,234	$(332)	$(25,258)	$6,748,543
VIP Contrafund Portfolio Initial Class	15,787,989	1,919,459	4,957,232	997,307	487,062	1,593,878	14,831,156
VIP Emerging Markets Portfolio Initial Class	19,025,461	1,287,723	9,922,109	136,927	1,175,352	6,378,331	17,944,758
VIP Equity-Income Portfolio Initial Class	16,745,251	1,570,583	4,022,081	601,140	(12,474)	1,355,227	15,636,506
VIP Government Money Market Portfolio Initial Class 1.08%	51,864,438	19,537,298	7,168,582	413,480	--	--	64,233,154
VIP Growth & Income Portfolio Initial Class	19,104,310	1,785,734	5,139,264	679,164	853,533	1,332,358	17,936,671
VIP Growth Portfolio Initial Class	15,847,036	2,225,867	6,526,200	1,282,780	1,954,388	1,601,567	15,102,658
VIP High Income Portfolio Initial Class	11,415,346	1,038,952	6,381,637	356,229	(337,261)	541,064	6,276,464
VIP Investment Grade Bond Portfolio Initial Class	93,392,735	24,939,531	17,611,990	2,940,843	(120,549)	1,251,930	101,851,657
VIP Mid Cap Portfolio Initial Class	4,556,224	510,469	1,322,688	241,763	72,359	529,064	4,345,428
VIP Overseas Portfolio Initial Class	30,724,206	2,651,483	7,908,386	477,758	514,342	7,690,564	33,672,209
VIP Value Portfolio Initial Class	12,342,318	1,190,497	3,302,293	461,242	307,575	949,680	11,487,777
VIP Value Strategies Portfolio Initial Class	5,972,558	1,911,615	1,763,074	1,544,897	50,990	(561,944)	5,610,145
Total	$296,777,872	$67,359,391	$76,041,583	$10,142,764	$4,944,985	$22,636,461	$315,677,126

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $268,111,789) — See accompanying schedule		$315,677,126
Cash		4
Receivable for fund shares sold		132,980
Total assets		315,810,110
Liabilities
Payable for investments purchased	$44,077
Payable for fund shares redeemed	85,028
Distribution and service plan fees payable	58,130
Total liabilities		187,235
Net Assets		$315,622,875
Net Assets consist of:
Paid in capital		$260,803,339
Undistributed net investment income		55,112
Accumulated undistributed net realized gain (loss) on investments		7,199,087
Net unrealized appreciation (depreciation) on investments		47,565,337
Net Assets		$315,622,875
Initial Class:
Net Asset Value, offering price and redemption price per share ($18,518,950 ÷ 1,378,884 shares)		$13.43
Service Class:
Net Asset Value, offering price and redemption price per share ($27,597,200 ÷ 2,057,609 shares)		$13.41
Service Class 2:
Net Asset Value, offering price and redemption price per share ($269,506,725 ÷ 20,192,830 shares)		$13.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$4,801,666
Expenses
Distribution and service plan fees	$681,862
Independent trustees' fees and expenses	1,144
Total expenses before reductions	683,006
Expense reductions	(1,144)	681,862
Net investment income (loss)		4,119,804
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	4,944,985
Capital gain distributions from underlying funds	5,341,098
Total net realized gain (loss)		10,286,083
Change in net unrealized appreciation (depreciation) on underlying funds		22,636,461
Net gain (loss)		32,922,544
Net increase (decrease) in net assets resulting from operations		$37,042,348

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,119,804	$3,854,296
Net realized gain (loss)	10,286,083	4,905,136
Change in net unrealized appreciation (depreciation)	22,636,461	6,182,211
Net increase (decrease) in net assets resulting from operations	37,042,348	14,941,643
Distributions to shareholders from net investment income	(4,061,300)	(3,847,060)
Distributions to shareholders from net realized gain	(6,289,111)	(6,775,603)
Total distributions	(10,350,411)	(10,622,663)
Share transactions - net increase (decrease)	(7,792,831)	(381,624)
Total increase (decrease) in net assets	18,899,106	3,937,356
Net Assets
Beginning of period	296,723,769	292,786,413
End of period	$315,622,875	$296,723,769
Other Information
Undistributed net investment income end of period	$55,112	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2010 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.31	$12.15	$12.45	$12.30	$11.15
Income from Investment Operations
Net investment income (loss)A	.20	.18	.23	.21	.22
Net realized and unrealized gain (loss)	1.39	.45	(.26)	.34	1.27
Total from investment operations	1.59	.63	(.03)	.55	1.49
Distributions from net investment income	(.21)	(.19)	(.23)	(.21)	(.21)
Distributions from net realized gain	(.26)	(.28)	(.04)	(.20)	(.14)
Total distributions	(.47)	(.47)	(.27)	(.40)B	(.34)C
Net asset value, end of period	$13.43	$12.31	$12.15	$12.45	$12.30
Total ReturnD,E	13.08%	5.45%	(.29)%	4.53%	13.49%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.56%	1.51%	1.84%	1.67%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$18,519	$19,569	$31,048	$43,381	$44,430
Portfolio turnover rateF	22%	23%	19%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.40 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.196 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.139 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.30	$12.14	$12.43	$12.29	$11.14
Income from Investment Operations
Net investment income (loss)A	.19	.17	.22	.20	.20
Net realized and unrealized gain (loss)	1.38	.45	(.26)	.33	1.28
Total from investment operations	1.57	.62	(.04)	.53	1.48
Distributions from net investment income	(.19)	(.18)	(.22)	(.19)	(.19)
Distributions from net realized gain	(.26)	(.28)	(.04)	(.20)	(.14)
Total distributions	(.46)B	(.46)	(.25)C	(.39)	(.33)
Net asset value, end of period	$13.41	$12.30	$12.14	$12.43	$12.29
Total ReturnD,E	12.90%	5.36%	(.31)%	4.35%	13.39%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.46%	1.41%	1.74%	1.57%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$27,597	$25,360	$23,770	$28,049	$27,143
Portfolio turnover rateG	22%	23%	19%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.264 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.036 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$12.08	$12.38	$12.24	$11.10
Income from Investment Operations
Net investment income (loss)A	.17	.15	.20	.18	.19
Net realized and unrealized gain (loss)	1.38	.45	(.26)	.33	1.27
Total from investment operations	1.55	.60	(.06)	.51	1.46
Distributions from net investment income	(.17)	(.16)	(.20)	(.18)	(.18)
Distributions from net realized gain	(.26)	(.28)	(.04)	(.20)	(.14)
Total distributions	(.44)B	(.44)	(.24)	(.37)C	(.32)
Net asset value, end of period	$13.35	$12.24	$12.08	$12.38	$12.24
Total ReturnD,E	12.80%	5.23%	(.53)%	4.21%	13.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.31%	1.26%	1.59%	1.42%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$269,507	$251,795	$237,969	$224,300	$209,377
Portfolio turnover rateF	22%	23%	19%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.44 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $.264 per share.

 C Total distributions of $.37 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.196 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	28.7
VIP Government Money Market Portfolio Initial Class 1.08%	14.9
VIP Overseas Portfolio Initial Class	12.7
VIP Growth & Income Portfolio Initial Class	7.0
VIP Emerging Markets Portfolio Initial Class	6.4
VIP Equity-Income Portfolio Initial Class	6.1
VIP Growth Portfolio Initial Class	5.9
VIP Contrafund Portfolio Initial Class	5.8
VIP Value Portfolio Initial Class	4.5
VIP Value Strategies Portfolio Initial Class	2.2
94.2

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.2%
International Equity Funds	19.1%
Bond Funds	32.8%
Short-Term Funds	14.9%

VIP Freedom 2015 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 33.2%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	152,732	$5,794,662
VIP Equity-Income Portfolio Initial Class (a)	255,731	6,109,403
VIP Growth & Income Portfolio Initial Class (a)	308,613	7,008,599
VIP Growth Portfolio Initial Class (a)	79,684	5,900,626
VIP Mid Cap Portfolio Initial Class (a)	43,606	1,698,024
VIP Value Portfolio Initial Class (a)	274,361	4,488,546
VIP Value Strategies Portfolio Initial Class (a)	153,613	2,192,051
TOTAL DOMESTIC EQUITY FUNDS
(Cost $18,514,454)		33,191,911

International Equity Funds - 19.1%
VIP Emerging Markets Portfolio Initial Class (a)	521,838	6,382,076
VIP Overseas Portfolio Initial Class (a)	555,705	12,708,972
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $12,718,802)		19,091,048

Bond Funds - 32.8%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	159,686	2,120,635
VIP High Income Portfolio Initial Class (a)	364,363	1,985,779
VIP Investment Grade Bond Portfolio Initial Class (a)	2,238,812	28,656,794
TOTAL BOND FUNDS
(Cost $31,812,442)		32,763,208

Short-Term Funds - 14.9%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $14,959,255)	14,959,255	14,959,255
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $78,004,953)		100,005,422
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,816)
NET ASSETS - 100%		$99,994,606

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$2,152,272	$23,659	$2,907	$(128)	$(7,850)	$2,120,635
VIP Contrafund Portfolio Initial Class	6,252,763	1,071,599	2,354,930	397,125	235,489	589,741	5,794,662
VIP Emerging Markets Portfolio Initial Class	6,851,332	804,002	4,002,229	49,107	415,654	2,313,317	6,382,076
VIP Equity-Income Portfolio Initial Class	6,631,904	963,222	2,013,324	238,017	(67,078)	594,679	6,109,403
VIP Government Money Market Portfolio Initial Class 1.08%	11,773,611	6,333,276	3,147,632	97,296	--	--	14,959,255
VIP Growth & Income Portfolio Initial Class	7,566,308	1,079,041	2,496,721	269,660	405,162	454,809	7,008,599
VIP Growth Portfolio Initial Class	6,275,522	1,203,560	2,992,178	513,608	944,015	469,707	5,900,626
VIP High Income Portfolio Initial Class	3,741,047	507,779	2,332,772	113,919	(78,046)	147,771	1,985,779
VIP Investment Grade Bond Portfolio Initial Class	27,074,071	9,314,432	8,075,580	842,911	(20,264)	364,135	28,656,794
VIP Mid Cap Portfolio Initial Class	1,804,423	293,100	635,537	96,667	31,969	204,069	1,698,024
VIP Overseas Portfolio Initial Class	12,128,323	1,548,034	4,187,947	180,533	182,896	3,037,666	12,708,972
VIP Value Portfolio Initial Class	4,888,344	733,467	1,630,406	180,705	153,285	343,856	4,488,546
VIP Value Strategies Portfolio Initial Class	2,365,472	887,755	852,188	617,823	22,080	(231,068)	2,192,051
Total	$97,353,120	$26,891,539	$34,745,103	$3,600,278	$2,225,034	$8,280,832	$100,005,422

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $78,004,953) — See accompanying schedule		$100,005,422
Receivable for investments sold		161,078
Receivable for fund shares sold		28,942
Total assets		100,195,442
Liabilities
Payable to custodian bank	$28
Payable for fund shares redeemed	189,078
Distribution and service plan fees payable	11,730
Total liabilities		200,836
Net Assets		$99,994,606
Net Assets consist of:
Paid in capital		$74,696,286
Undistributed net investment income		16,569
Accumulated undistributed net realized gain (loss) on investments		3,281,282
Net unrealized appreciation (depreciation) on investments		22,000,469
Net Assets		$99,994,606
Initial Class:
Net Asset Value, offering price and redemption price per share ($33,248,628 ÷ 2,431,074 shares)		$13.68
Service Class:
Net Asset Value, offering price and redemption price per share ($17,057,743 ÷ 1,249,427 shares)		$13.65
Service Class 2:
Net Asset Value, offering price and redemption price per share ($49,688,235 ÷ 3,651,155 shares)		$13.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$1,512,409
Expenses
Distribution and service plan fees	$142,746
Independent trustees' fees and expenses	374
Total expenses before reductions	143,120
Expense reductions	(374)	142,746
Net investment income (loss)		1,369,663
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	2,225,034
Capital gain distributions from underlying funds	2,087,869
Total net realized gain (loss)		4,312,903
Change in net unrealized appreciation (depreciation) on underlying funds		8,280,832
Net gain (loss)		12,593,735
Net increase (decrease) in net assets resulting from operations		$13,963,398

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,369,663	$1,336,583
Net realized gain (loss)	4,312,903	2,355,696
Change in net unrealized appreciation (depreciation)	8,280,832	1,743,694
Net increase (decrease) in net assets resulting from operations	13,963,398	5,435,973
Distributions to shareholders from net investment income	(1,353,095)	(1,338,790)
Distributions to shareholders from net realized gain	(2,668,129)	(2,940,157)
Total distributions	(4,021,224)	(4,278,947)
Share transactions - net increase (decrease)	(7,289,087)	(13,223,604)
Total increase (decrease) in net assets	2,653,087	(12,066,578)
Net Assets
Beginning of period	97,341,519	109,408,097
End of period	$99,994,606	$97,341,519
Other Information
Undistributed net investment income end of period	$16,569	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2015 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$12.24	$12.58	$12.43	$11.22
Income from Investment Operations
Net investment income (loss)A	.20	.18	.23	.21	.21
Net realized and unrealized gain (loss)	1.64	.50	(.27)	.37	1.39
Total from investment operations	1.84	.68	(.04)	.58	1.60
Distributions from net investment income	(.21)	(.19)	(.24)	(.21)	(.22)
Distributions from net realized gain	(.34)	(.34)	(.07)	(.22)	(.18)
Total distributions	(.55)	(.53)	(.30)B	(.43)	(.39)C
Net asset value, end of period	$13.68	$12.39	$12.24	$12.58	$12.43
Total ReturnD,E	15.10%	5.91%	(.33)%	4.70%	14.41%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.51%	1.46%	1.82%	1.68%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$33,249	$32,720	$35,352	$39,455	$41,070
Portfolio turnover rateF	27%	24%	27%	29%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.065 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.175 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$12.22	$12.56	$12.41	$11.21
Income from Investment Operations
Net investment income (loss)A	.18	.17	.22	.20	.20
Net realized and unrealized gain (loss)	1.64	.50	(.27)	.37	1.38
Total from investment operations	1.82	.67	(.05)	.57	1.58
Distributions from net investment income	(.19)	(.18)	(.22)	(.20)	(.21)
Distributions from net realized gain	(.34)	(.34)	(.07)	(.22)	(.18)
Total distributions	(.54)B	(.52)	(.29)	(.42)	(.38)C
Net asset value, end of period	$13.65	$12.37	$12.22	$12.56	$12.41
Total ReturnD,E	14.93%	5.81%	(.44)%	4.63%	14.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.41%	1.36%	1.72%	1.58%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$17,058	$14,384	$16,378	$15,842	$10,762
Portfolio turnover rateF	27%	24%	27%	29%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.54 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.343 per share.

 C Total distributions of $.38 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.175 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$12.19	$12.52	$12.37	$11.17
Income from Investment Operations
Net investment income (loss)A	.16	.15	.20	.18	.18
Net realized and unrealized gain (loss)	1.63	.49	(.26)	.37	1.38
Total from investment operations	1.79	.64	(.06)	.55	1.56
Distributions from net investment income	(.17)	(.16)	(.20)	(.18)	(.19)
Distributions from net realized gain	(.34)	(.34)	(.07)	(.22)	(.18)
Total distributions	(.51)	(.50)	(.27)	(.40)	(.36)B
Net asset value, end of period	$13.61	$12.33	$12.19	$12.52	$12.37
Total ReturnC,D	14.80%	5.58%	(.51)%	4.45%	14.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.26%	1.21%	1.57%	1.43%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$49,688	$50,238	$57,679	$63,321	$62,652
Portfolio turnover rateE	27%	24%	27%	29%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.175 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	26.0
VIP Overseas Portfolio Initial Class	14.2
VIP Government Money Market Portfolio Initial Class 1.08%	10.8
VIP Growth & Income Portfolio Initial Class	8.0
VIP Equity-Income Portfolio Initial Class	7.0
VIP Emerging Markets Portfolio Initial Class	6.9
VIP Growth Portfolio Initial Class	6.8
VIP Contrafund Portfolio Initial Class	6.6
VIP Value Portfolio Initial Class	5.1
VIP Value Strategies Portfolio Initial Class	2.5
93.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	38.0%
International Equity Funds	21.1%
Bond Funds	30.1%
Short-Term Funds	10.8%

VIP Freedom 2020 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 38.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	1,348,987	$51,180,559
VIP Equity-Income Portfolio Initial Class (a)	2,258,703	53,960,420
VIP Growth & Income Portfolio Initial Class (a)	2,725,681	61,900,208
VIP Growth Portfolio Initial Class (a)	703,800	52,116,402
VIP Mid Cap Portfolio Initial Class (a)	385,130	14,996,962
VIP Value Portfolio Initial Class (a)	2,423,235	39,644,129
VIP Value Strategies Portfolio Initial Class (a)	1,356,748	19,360,794
TOTAL DOMESTIC EQUITY FUNDS
(Cost $173,432,108)		293,159,474

International Equity Funds - 21.1%
VIP Emerging Markets Portfolio Initial Class (a)	4,366,796	53,405,909
VIP Overseas Portfolio Initial Class (a)	4,793,508	109,627,518
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $111,007,774)		163,033,427

Bond Funds - 30.1%
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	1,236,028	16,414,453
VIP High Income Portfolio Initial Class (a)	2,811,098	15,320,487
VIP Investment Grade Bond Portfolio Initial Class (a)	15,664,892	200,510,616
TOTAL BOND FUNDS
(Cost $231,366,774)		232,245,556

Short-Term Funds - 10.8%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $83,819,484)	83,819,484	83,819,484
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $599,626,140)		772,257,941
NET OTHER ASSETS (LIABILITIES) - 0.0%		(122,205)
NET ASSETS - 100%		$772,135,736

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	$--	$16,591,242	$114,246	$22,604	$(846)	$(61,697)	$16,414,453
VIP Contrafund Portfolio Initial Class	50,522,292	6,078,216	12,326,061	3,283,704	1,105,845	5,800,267	51,180,559
VIP Emerging Markets Portfolio Initial Class	52,720,468	3,422,088	24,245,915	402,293	2,476,867	19,032,401	53,405,909
VIP Equity-Income Portfolio Initial Class	53,584,365	5,394,421	9,516,373	2,012,499	(30,432)	4,528,439	53,960,420
VIP Government Money Market Portfolio Initial Class 1.08%	59,013,292	33,493,511	8,687,319	529,311	--	--	83,819,484
VIP Growth & Income Portfolio Initial Class	61,133,655	5,754,724	12,336,468	2,255,187	1,429,204	5,919,093	61,900,208
VIP Growth Portfolio Initial Class	50,713,672	7,016,307	17,436,456	4,156,431	4,744,214	7,078,665	52,116,402
VIP High Income Portfolio Initial Class	27,036,089	2,598,768	14,782,454	869,372	(375,143)	843,227	15,320,487
VIP Investment Grade Bond Portfolio Initial Class	178,808,371	55,184,757	35,615,964	5,834,398	(329,307)	2,462,759	200,510,616
VIP Mid Cap Portfolio Initial Class	14,580,493	1,605,967	3,219,372	786,434	143,474	1,886,400	14,996,962
VIP Overseas Portfolio Initial Class	97,327,014	7,203,208	21,216,836	1,560,489	1,266,130	25,048,002	109,627,518
VIP Value Portfolio Initial Class	39,495,435	4,280,638	8,276,704	1,591,191	599,742	3,545,018	39,644,129
VIP Value Strategies Portfolio Initial Class	19,112,933	6,289,931	4,456,693	5,020,734	84,526	(1,669,903)	19,360,794
Total	$704,048,079	$154,913,778	$172,230,861	$28,324,647	$11,114,274	$74,412,671	$772,257,941

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $599,626,140) — See accompanying schedule		$772,257,941
Receivable for investments sold		3,404,593
Receivable for fund shares sold		839,394
Total assets		776,501,928
Liabilities
Payable to custodian bank	$46
Payable for fund shares redeemed	4,238,898
Distribution and service plan fees payable	127,248
Total liabilities		4,366,192
Net Assets		$772,135,736
Net Assets consist of:
Paid in capital		$579,304,413
Undistributed net investment income		33,445
Accumulated undistributed net realized gain (loss) on investments		20,166,077
Net unrealized appreciation (depreciation) on investments		172,631,801
Net Assets		$772,135,736
Initial Class:
Net Asset Value, offering price and redemption price per share ($75,020,547 ÷ 5,348,770 shares)		$14.03
Service Class:
Net Asset Value, offering price and redemption price per share ($140,686,147 ÷ 10,058,526 shares)		$13.99
Service Class 2:
Net Asset Value, offering price and redemption price per share ($556,429,042 ÷ 39,910,972 shares)		$13.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$11,461,422
Expenses
Distribution and service plan fees	$1,496,114
Independent trustees' fees and expenses	2,759
Total expenses before reductions	1,498,873
Expense reductions	(2,759)	1,496,114
Net investment income (loss)		9,965,308
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	11,114,274
Capital gain distributions from underlying funds	16,863,225
Total net realized gain (loss)		27,977,499
Change in net unrealized appreciation (depreciation) on underlying funds		74,412,671
Net gain (loss)		102,390,170
Net increase (decrease) in net assets resulting from operations		$112,355,478

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,965,308	$9,290,110
Net realized gain (loss)	27,977,499	16,469,850
Change in net unrealized appreciation (depreciation)	74,412,671	14,992,190
Net increase (decrease) in net assets resulting from operations	112,355,478	40,752,150
Distributions to shareholders from net investment income	(9,886,534)	(9,284,759)
Distributions to shareholders from net realized gain	(20,593,383)	(22,826,036)
Total distributions	(30,479,917)	(32,110,795)
Share transactions - net increase (decrease)	(13,668,503)	(35,758,845)
Total increase (decrease) in net assets	68,207,058	(27,117,490)
Net Assets
Beginning of period	703,928,678	731,046,168
End of period	$772,135,736	$703,928,678
Other Information
Undistributed net investment income end of period	$33,445	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2020 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.56	$12.44	$12.77	$12.61	$11.21
Income from Investment Operations
Net investment income (loss)A	.21	.18	.24	.22	.22
Net realized and unrealized gain (loss)	1.84	.53	(.27)	.38	1.56
Total from investment operations	2.05	.71	(.03)	.60	1.78
Distributions from net investment income	(.21)	(.19)	(.24)	(.22)	(.22)
Distributions from net realized gain	(.37)	(.39)	(.06)	(.23)	(.16)
Total distributions	(.58)	(.59)B	(.30)	(.44)C	(.38)
Net asset value, end of period	$14.03	$12.56	$12.44	$12.77	$12.61
Total ReturnD,E	16.62%	6.12%	(.27)%	4.82%	16.01%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.54%	1.50%	1.84%	1.70%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$75,021	$63,131	$87,496	$101,533	$91,328
Portfolio turnover rateF	21%	19%	17%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.59 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.393 per share.

 C Total distributions of $.44 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.227 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.53	$12.41	$12.74	$12.59	$11.19
Income from Investment Operations
Net investment income (loss)A	.19	.17	.23	.20	.21
Net realized and unrealized gain (loss)	1.84	.53	(.27)	.38	1.56
Total from investment operations	2.03	.70	(.04)	.58	1.77
Distributions from net investment income	(.20)	(.18)	(.23)	(.21)	(.21)
Distributions from net realized gain	(.37)	(.39)	(.06)	(.23)	(.16)
Total distributions	(.57)	(.58)B	(.29)	(.43)C	(.37)
Net asset value, end of period	$13.99	$12.53	$12.41	$12.74	$12.59
Total ReturnD,E	16.47%	6.04%	(.37)%	4.66%	15.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.44%	1.40%	1.74%	1.60%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$140,686	$109,279	$94,022	$76,679	$65,867
Portfolio turnover rateF	21%	19%	17%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.58 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.393 per share.

 C Total distributions of $.43 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.227 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$12.38	$12.70	$12.54	$11.16
Income from Investment Operations
Net investment income (loss)A	.17	.15	.21	.18	.19
Net realized and unrealized gain (loss)	1.83	.51	(.27)	.39	1.54
Total from investment operations	2.00	.66	(.06)	.57	1.73
Distributions from net investment income	(.17)	(.16)	(.21)	(.18)	(.19)
Distributions from net realized gain	(.37)	(.39)	(.06)	(.23)	(.16)
Total distributions	(.55)B	(.55)	(.26)C	(.41)	(.35)
Net asset value, end of period	$13.94	$12.49	$12.38	$12.70	$12.54
Total ReturnD,E	16.26%	5.80%	(.46)%	4.60%	15.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.29%	1.25%	1.59%	1.45%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$556,429	$531,518	$549,528	$583,496	$582,722
Portfolio turnover rateF	21%	19%	17%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.55 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.371 per share.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.208 and distributions from net realized gain of $.056 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	22.6
VIP Overseas Portfolio Initial Class	15.5
VIP Growth & Income Portfolio Initial Class	8.9
VIP Government Money Market Portfolio Initial Class 1.08%	8.4
VIP Equity-Income Portfolio Initial Class	7.7
VIP Growth Portfolio Initial Class	7.5
VIP Emerging Markets Portfolio Initial Class	7.4
VIP Contrafund Portfolio Initial Class	7.3
VIP Value Portfolio Initial Class	5.7
VIP Value Strategies Portfolio Initial Class	2.8
93.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	42.0%
International Equity Funds	22.9%
Bond Funds	26.7%
Short-Term Funds	8.4%

VIP Freedom 2025 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 42.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	330,246	$12,529,525
VIP Equity-Income Portfolio Initial Class (a)	552,964	13,210,302
VIP Growth & Income Portfolio Initial Class (a)	667,327	15,154,989
VIP Growth Portfolio Initial Class (a)	172,291	12,758,175
VIP Mid Cap Portfolio Initial Class (a)	94,287	3,671,517
VIP Value Portfolio Initial Class (a)	593,248	9,705,542
VIP Value Strategies Portfolio Initial Class (a)	332,142	4,739,668
TOTAL DOMESTIC EQUITY FUNDS
(Cost $51,168,904)		71,769,718

International Equity Funds - 22.9%
VIP Emerging Markets Portfolio Initial Class (a)	1,030,480	12,602,774
VIP Overseas Portfolio Initial Class (a)	1,157,744	26,477,607
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $28,499,248)		39,080,381

Bond Funds - 26.7%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	274,897	3,650,639
VIP High Income Portfolio Initial Class (a)	621,124	3,385,124
VIP Investment Grade Bond Portfolio Initial Class (a)	3,013,911	38,578,058
TOTAL BOND FUNDS
(Cost $45,671,548)		45,613,821

Short-Term Funds - 8.4%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $14,325,459)	14,325,459	14,325,459
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $139,665,159)		170,789,379
NET OTHER ASSETS (LIABILITIES) - 0.0%		(18,396)
NET ASSETS - 100%		$170,770,983

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$3,753,099	$88,609	$5,032	$(460)	$(13,391)	$3,650,639
VIP Contrafund Portfolio Initial Class	10,694,628	3,544,970	3,285,320	753,584	46,318	1,528,929	12,529,525
VIP Emerging Markets Portfolio Initial Class	10,724,603	3,001,018	5,844,830	93,399	432,838	4,289,145	12,602,774
VIP Equity-Income Portfolio Initial Class	11,339,849	3,605,154	2,782,521	474,241	27,511	1,020,309	13,210,302
VIP Government Money Market Portfolio Initial Class 1.08%	8,029,237	8,427,809	2,131,587	86,099	--	--	14,325,459
VIP Growth & Income Portfolio Initial Class	12,937,445	3,950,906	3,453,432	524,569	21,186	1,698,884	15,154,989
VIP Growth Portfolio Initial Class	10,740,465	3,784,348	4,463,222	929,312	206,272	2,490,312	12,758,175
VIP High Income Portfolio Initial Class	5,202,667	1,277,175	3,175,335	190,932	(125,325)	205,942	3,385,124
VIP Investment Grade Bond Portfolio Initial Class	29,846,209	17,678,796	9,272,668	1,113,402	(52,486)	378,207	38,578,058
VIP Mid Cap Portfolio Initial Class	3,086,927	994,021	885,145	176,974	9,542	466,172	3,671,517
VIP Overseas Portfolio Initial Class	20,582,747	5,993,656	6,053,304	381,259	170,965	5,783,543	26,477,607
VIP Value Portfolio Initial Class	8,358,436	2,702,374	2,294,555	392,204	19,979	919,308	9,705,542
VIP Value Strategies Portfolio Initial Class	4,045,932	2,241,679	1,209,987	1,127,554	(28,535)	(309,421)	4,739,668
Total	$135,589,145	$60,955,005	$44,940,515	$6,248,561	$727,805	$18,457,939	$170,789,379

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $139,665,159) — See accompanying schedule		$170,789,379
Receivable for investments sold		1,481,963
Receivable for fund shares sold		138,304
Total assets		172,409,646
Liabilities
Payable to custodian bank	$51
Payable for fund shares redeemed	1,619,354
Distribution and service plan fees payable	19,258
Total liabilities		1,638,663
Net Assets		$170,770,983
Net Assets consist of:
Paid in capital		$137,298,872
Undistributed net investment income		17,579
Accumulated undistributed net realized gain (loss) on investments		2,330,312
Net unrealized appreciation (depreciation) on investments		31,124,220
Net Assets		$170,770,983
Initial Class:
Net Asset Value, offering price and redemption price per share ($37,772,610 ÷ 2,579,715 shares)		$14.64
Service Class:
Net Asset Value, offering price and redemption price per share ($69,430,084 ÷ 4,753,439 shares)		$14.61
Service Class 2:
Net Asset Value, offering price and redemption price per share ($63,568,289 ÷ 4,372,345 shares)		$14.54

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$2,474,057
Expenses
Distribution and service plan fees	$216,919
Independent trustees' fees and expenses	572
Total expenses before reductions	217,491
Expense reductions	(572)	216,919
Net investment income (loss)		2,257,138
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	727,805
Capital gain distributions from underlying funds	3,774,504
Total net realized gain (loss)		4,502,309
Change in net unrealized appreciation (depreciation) on underlying funds		18,457,939
Net gain (loss)		22,960,248
Net increase (decrease) in net assets resulting from operations		$25,217,386

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,257,138	$1,855,371
Net realized gain (loss)	4,502,309	2,809,972
Change in net unrealized appreciation (depreciation)	18,457,939	3,009,705
Net increase (decrease) in net assets resulting from operations	25,217,386	7,675,048
Distributions to shareholders from net investment income	(2,239,558)	(1,853,875)
Distributions to shareholders from net realized gain	(4,161,373)	(3,655,485)
Total distributions	(6,400,931)	(5,509,360)
Share transactions - net increase (decrease)	16,381,610	19,256,705
Total increase (decrease) in net assets	35,198,065	21,422,393
Net Assets
Beginning of period	135,572,918	114,150,525
End of period	$170,770,983	$135,572,918
Other Information
Undistributed net investment income end of period	$17,579	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2025 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.95	$12.82	$13.16	$12.99	$11.20
Income from Investment Operations
Net investment income (loss)A	.22	.21	.26	.24	.25
Net realized and unrealized gain (loss)	2.06	.52	(.28)	.41	1.97
Total from investment operations	2.28	.73	(.02)	.65	2.22
Distributions from net investment income	(.21)	(.20)	(.25)	(.22)	(.23)
Distributions from net realized gain	(.38)	(.41)	(.07)	(.26)	(.20)
Total distributions	(.59)	(.60)B	(.32)	(.48)	(.43)
Net asset value, end of period	$14.64	$12.95	$12.82	$13.16	$12.99
Total ReturnC,D	17.89%	6.18%	(.18)%	5.06%	19.95%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.58%	1.65%	1.91%	1.78%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$37,773	$27,359	$25,152	$26,137	$24,548
Portfolio turnover rateE	29%	24%	20%	29%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.60 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.405 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.92	$12.79	$13.14	$12.97	$11.18
Income from Investment Operations
Net investment income (loss)A	.21	.20	.24	.22	.23
Net realized and unrealized gain (loss)	2.06	.52	(.28)	.42	1.98
Total from investment operations	2.27	.72	(.04)	.64	2.21
Distributions from net investment income	(.20)	(.19)	(.23)	(.21)	(.22)
Distributions from net realized gain	(.38)	(.41)	(.07)	(.26)	(.20)
Total distributions	(.58)	(.59)B	(.31)C	(.47)	(.42)
Net asset value, end of period	$14.61	$12.92	$12.79	$13.14	$12.97
Total ReturnD,E	17.84%	6.11%	(.36)%	4.98%	19.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.48%	1.55%	1.81%	1.68%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$69,430	$48,319	$36,677	$30,291	$21,780
Portfolio turnover rateF	29%	24%	20%	29%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.59 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.405 per share.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.072 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.87	$12.74	$13.09	$12.92	$11.14
Income from Investment Operations
Net investment income (loss)A	.18	.18	.22	.20	.22
Net realized and unrealized gain (loss)	2.04	.52	(.28)	.42	1.96
Total from investment operations	2.22	.70	(.06)	.62	2.18
Distributions from net investment income	(.18)	(.17)	(.22)	(.19)	(.20)
Distributions from net realized gain	(.38)	(.41)	(.07)	(.26)	(.20)
Total distributions	(.55)B	(.57)C	(.29)	(.45)	(.40)
Net asset value, end of period	$14.54	$12.87	$12.74	$13.09	$12.92
Total ReturnD,E	17.57%	5.98%	(.50)%	4.85%	19.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.33%	1.40%	1.66%	1.53%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$63,568	$59,895	$52,321	$49,366	$46,379
Portfolio turnover rateF	29%	24%	20%	29%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.55 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.378 per share.

 C Total distributions of $.57 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.405 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Initial Class	18.3
VIP Investment Grade Bond Portfolio Initial Class	15.7
VIP Growth & Income Portfolio Initial Class	10.7
VIP Equity-Income Portfolio Initial Class	9.4
VIP Growth Portfolio Initial Class	9.0
VIP Contrafund Portfolio Initial Class	8.9
VIP Emerging Markets Portfolio Initial Class	8.4
VIP Value Portfolio Initial Class	6.9
VIP Value Strategies Portfolio Initial Class	3.4
VIP Mid Cap Portfolio Initial Class	2.6
93.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	50.9%
International Equity Funds	26.7%
Bond Funds	19.8%
Short-Term Funds	2.6%

VIP Freedom 2030 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 50.9%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	772,740	$29,317,748
VIP Equity-Income Portfolio Initial Class (a)	1,293,806	30,909,026
VIP Growth & Income Portfolio Initial Class (a)	1,561,152	35,453,755
VIP Growth Portfolio Initial Class (a)	403,212	29,857,823
VIP Mid Cap Portfolio Initial Class (a)	220,611	8,590,580
VIP Value Portfolio Initial Class (a)	1,388,085	22,709,068
VIP Value Strategies Portfolio Initial Class (a)	777,234	11,091,130
TOTAL DOMESTIC EQUITY FUNDS
(Cost $117,400,912)		167,929,130

International Equity Funds - 26.7%
VIP Emerging Markets Portfolio Initial Class (a)	2,266,238	27,716,095
VIP Overseas Portfolio Initial Class (a)	2,646,841	60,533,247
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $64,215,964)		88,249,342

Bond Funds - 19.8%
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	521,988	6,931,994
VIP High Income Portfolio Initial Class (a)	1,198,043	6,529,336
VIP Investment Grade Bond Portfolio Initial Class (a)	4,044,627	51,771,229
TOTAL BOND FUNDS
(Cost $65,173,138)		65,232,559

Short-Term Funds - 2.6%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $8,479,638)	8,479,638	8,479,638
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $255,269,652)		329,890,669
NET OTHER ASSETS (LIABILITIES) - 0.0%		(37,950)
NET ASSETS - 100%		$329,852,719

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	$--	$6,971,027	$13,752	$9,410	$(68)	$(25,213)	$6,931,994
VIP Contrafund Portfolio Initial Class	25,204,207	6,695,422	6,216,915	1,711,360	101,530	3,533,504	29,317,748
VIP Emerging Markets Portfolio Initial Class	23,398,414	4,966,074	10,704,073	196,581	840,807	9,214,873	27,716,095
VIP Equity-Income Portfolio Initial Class	26,731,774	6,960,984	5,192,590	1,070,700	36,601	2,372,257	30,909,026
VIP Government Money Market Portfolio Initial Class 1.08%	2,064,694	7,332,152	917,208	49,365	--	--	8,479,638
VIP Growth & Income Portfolio Initial Class	30,497,948	7,531,862	6,522,303	1,187,839	47,774	3,898,474	35,453,755
VIP Growth Portfolio Initial Class	25,300,570	7,220,705	8,884,136	2,121,946	687,413	5,533,271	29,857,823
VIP High Income Portfolio Initial Class	10,002,566	2,056,973	5,689,549	351,811	(177,273)	336,619	6,529,336
VIP Investment Grade Bond Portfolio Initial Class	32,920,874	29,545,995	11,002,971	1,395,323	(201,525)	508,856	51,771,229
VIP Mid Cap Portfolio Initial Class	7,274,102	1,887,969	1,664,232	403,579	21,203	1,071,538	8,590,580
VIP Overseas Portfolio Initial Class	48,363,345	10,947,548	12,285,752	832,109	215,308	13,292,798	60,533,247
VIP Value Portfolio Initial Class	19,702,852	5,166,223	4,332,577	876,964	45,836	2,126,734	22,709,068
VIP Value Strategies Portfolio Initial Class	9,534,740	4,621,334	2,304,180	2,573,137	644	(761,408)	11,091,130
Total	$260,996,086	$101,904,268	$75,730,238	$12,780,124	$1,618,250	$41,102,303	$329,890,669

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $255,269,652) — See accompanying schedule		$329,890,669
Receivable for investments sold		404,985
Receivable for fund shares sold		940,471
Total assets		331,236,125
Liabilities
Payable to custodian bank	$40
Payable for investments purchased	724,127
Payable for fund shares redeemed	620,778
Distribution and service plan fees payable	38,461
Total liabilities		1,383,406
Net Assets		$329,852,719
Net Assets consist of:
Paid in capital		$250,678,263
Undistributed net investment income		28,337
Accumulated undistributed net realized gain (loss) on investments		4,525,102
Net unrealized appreciation (depreciation) on investments		74,621,017
Net Assets		$329,852,719
Initial Class:
Net Asset Value, offering price and redemption price per share ($74,246,891 ÷ 5,060,595 shares)		$14.67
Service Class:
Net Asset Value, offering price and redemption price per share ($111,028,876 ÷ 7,581,850 shares)		$14.64
Service Class 2:
Net Asset Value, offering price and redemption price per share ($144,576,952 ÷ 9,905,444 shares)		$14.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$4,352,000
Expenses
Distribution and service plan fees	$436,536
Independent trustees' fees and expenses	1,078
Total expenses before reductions	437,614
Expense reductions	(1,078)	436,536
Net investment income (loss)		3,915,464
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	1,618,250
Capital gain distributions from underlying funds	8,428,124
Total net realized gain (loss)		10,046,374
Change in net unrealized appreciation (depreciation) on underlying funds		41,102,303
Net gain (loss)		51,148,677
Net increase (decrease) in net assets resulting from operations		$55,064,141

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,915,464	$3,357,939
Net realized gain (loss)	10,046,374	7,020,803
Change in net unrealized appreciation (depreciation)	41,102,303	6,366,214
Net increase (decrease) in net assets resulting from operations	55,064,141	16,744,956
Distributions to shareholders from net investment income	(3,887,127)	(3,361,127)
Distributions to shareholders from net realized gain	(10,287,699)	(10,242,697)
Total distributions	(14,174,826)	(13,603,824)
Share transactions - net increase (decrease)	28,000,979	(3,913,592)
Total increase (decrease) in net assets	68,890,294	(772,460)
Net Assets
Beginning of period	260,962,425	261,734,885
End of period	$329,852,719	$260,962,425
Other Information
Undistributed net investment income end of period	$28,337	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2030 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.68	$13.01	$12.84	$10.88
Income from Investment Operations
Net investment income (loss)A	.20	.18	.22	.22	.22
Net realized and unrealized gain (loss)	2.41	.57	(.25)	.41	2.12
Total from investment operations	2.61	.75	(.03)	.63	2.34
Distributions from net investment income	(.20)	(.19)	(.23)	(.21)	(.21)
Distributions from net realized gain	(.49)	(.49)	(.07)	(.25)	(.17)
Total distributions	(.69)	(.68)	(.30)	(.46)	(.38)
Net asset value, end of period	$14.67	$12.75	$12.68	$13.01	$12.84
Total ReturnB,C	20.96%	6.61%	(.24)%	4.96%	21.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.48%	1.42%	1.66%	1.70%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$74,247	$57,779	$68,661	$72,243	$64,173
Portfolio turnover rateD	26%	25%	26%	18%	30%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.73	$12.66	$12.99	$12.82	$10.87
Income from Investment Operations
Net investment income (loss)A	.19	.16	.21	.21	.21
Net realized and unrealized gain (loss)	2.40	.58	(.25)	.41	2.11
Total from investment operations	2.59	.74	(.04)	.62	2.32
Distributions from net investment income	(.19)	(.17)	(.22)	(.19)	(.20)
Distributions from net realized gain	(.49)	(.49)	(.07)	(.25)	(.17)
Total distributions	(.68)	(.67)B	(.29)	(.45)C	(.37)
Net asset value, end of period	$14.64	$12.73	$12.66	$12.99	$12.82
Total ReturnD,E	20.82%	6.52%	(.34)%	4.86%	21.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.38%	1.32%	1.56%	1.60%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$111,029	$70,501	$59,096	$53,484	$46,868
Portfolio turnover rateF	26%	25%	26%	18%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.67 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.494 per share.

 C Total distributions of $.45 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.254 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.69	$12.62	$12.95	$12.78	$10.83
Income from Investment Operations
Net investment income (loss)A	.17	.14	.19	.19	.19
Net realized and unrealized gain (loss)	2.40	.58	(.25)	.41	2.11
Total from investment operations	2.57	.72	(.06)	.60	2.30
Distributions from net investment income	(.16)	(.15)	(.20)	(.18)	(.18)
Distributions from net realized gain	(.49)	(.49)	(.07)	(.25)	(.17)
Total distributions	(.66)B	(.65)C	(.27)	(.43)	(.35)
Net asset value, end of period	$14.60	$12.69	$12.62	$12.95	$12.78
Total ReturnD,E	20.69%	6.37%	(.53)%	4.74%	21.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.23%	1.17%	1.41%	1.45%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$144,577	$132,682	$133,978	$151,268	$131,930
Portfolio turnover rateF	26%	25%	26%	18%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.66 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.494 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.494 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Initial Class	21.0
VIP Growth & Income Portfolio Initial Class	12.5
VIP Equity-Income Portfolio Initial Class	10.9
VIP Growth Portfolio Initial Class	10.5
VIP Contrafund Portfolio Initial Class	10.3
VIP Emerging Markets Portfolio Initial Class	9.3
VIP Value Portfolio Initial Class	8.0
VIP Investment Grade Bond Portfolio Initial Class	4.0
VIP Value Strategies Portfolio Initial Class	3.9
VIP Mid Cap Portfolio Initial Class	3.0
93.4

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	59.1%
International Equity Funds	30.3%
Bond Funds	8.1%
Short-Term Funds	2.5%

VIP Freedom 2035 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 59.1%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	152,932	$5,802,256
VIP Equity-Income Portfolio Initial Class (a)	256,068	6,117,469
VIP Growth & Income Portfolio Initial Class (a)	308,962	7,016,521
VIP Growth Portfolio Initial Class (a)	79,803	5,909,386
VIP Mid Cap Portfolio Initial Class (a)	43,661	1,700,145
VIP Value Portfolio Initial Class (a)	274,729	4,494,560
VIP Value Strategies Portfolio Initial Class (a)	153,839	2,195,286
TOTAL DOMESTIC EQUITY FUNDS
(Cost $29,080,151)		33,235,623

International Equity Funds - 30.3%
VIP Emerging Markets Portfolio Initial Class (a)	426,202	5,212,454
VIP Overseas Portfolio Initial Class (a)	516,862	11,820,636
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $13,692,172)		17,033,090

Bond Funds - 8.1%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	88,648	1,177,241
VIP High Income Portfolio Initial Class (a)	204,055	1,112,102
VIP Investment Grade Bond Portfolio Initial Class (a)	177,009	2,265,710
TOTAL BOND FUNDS
(Cost $4,537,374)		4,555,053

Short-Term Funds - 2.5%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $1,444,288)	1,444,288	1,444,288
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $48,753,985)		56,268,054
NET OTHER ASSETS (LIABILITIES) - 0.0%		(8,983)
NET ASSETS - 100%		$56,259,071

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$1,188,709	$7,330	$1,581	$(115)	$(4,023)	$1,177,241
VIP Contrafund Portfolio Initial Class	4,004,596	2,091,000	918,817	297,781	12,289	613,188	5,802,256
VIP Emerging Markets Portfolio Initial Class	3,541,873	1,677,881	1,652,263	34,770	97,664	1,547,299	5,212,454
VIP Equity-Income Portfolio Initial Class	4,245,376	2,344,352	901,555	193,163	(5,193)	434,489	6,117,469
VIP Government Money Market Portfolio Initial Class 1.08%	289,799	1,288,150	133,661	7,702	--	--	1,444,288
VIP Growth & Income Portfolio Initial Class	4,843,512	2,566,502	1,101,686	210,583	4,401	703,792	7,016,521
VIP Growth Portfolio Initial Class	4,023,678	2,188,598	1,370,705	355,605	16,271	1,051,544	5,909,386
VIP High Income Portfolio Initial Class	1,403,189	533,948	842,682	57,109	(34,633)	52,280	1,112,102
VIP Investment Grade Bond Portfolio Initial Class	826,788	2,709,998	1,263,250	69,931	(19,041)	11,215	2,265,710
VIP Mid Cap Portfolio Initial Class	1,156,101	636,800	288,851	68,262	4,974	191,121	1,700,145
VIP Overseas Portfolio Initial Class	7,677,049	3,742,705	1,884,303	157,750	11,373	2,273,812	11,820,636
VIP Value Portfolio Initial Class	3,129,086	1,705,595	712,049	167,587	10,680	361,248	4,494,560
VIP Value Strategies Portfolio Initial Class	1,515,148	1,175,431	377,764	434,082	(10,013)	(107,516)	2,195,286
Total	$36,656,195	$23,849,669	$11,454,916	$2,055,906	$88,657	$7,128,449	$56,268,054

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $48,753,985) — See accompanying schedule		$56,268,054
Receivable for investments sold		69,606
Receivable for fund shares sold		177,421
Total assets		56,515,081
Liabilities
Payable for fund shares redeemed	$246,935
Distribution and service plan fees payable	9,075
Total liabilities		256,010
Net Assets		$56,259,071
Net Assets consist of:
Paid in capital		$48,044,702
Accumulated undistributed net realized gain (loss) on investments		700,300
Net unrealized appreciation (depreciation) on investments		7,514,069
Net Assets		$56,259,071
Initial Class:
Net Asset Value, offering price and redemption price per share ($6,197,132 ÷ 270,847 shares)		$22.88
Service Class:
Net Asset Value, offering price and redemption price per share ($8,385,271 ÷ 367,099 shares)		$22.84
Service Class 2:
Net Asset Value, offering price and redemption price per share ($41,676,668 ÷ 1,833,364 shares)		$22.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$638,903
Expenses
Distribution and service plan fees	$92,677
Independent trustees' fees and expenses	162
Total expenses before reductions	92,839
Expense reductions	(162)	92,677
Net investment income (loss)		546,226
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	88,657
Capital gain distributions from underlying funds	1,417,003
Total net realized gain (loss)		1,505,660
Change in net unrealized appreciation (depreciation) on underlying funds		7,128,449
Net gain (loss)		8,634,109
Net increase (decrease) in net assets resulting from operations		$9,180,335

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$546,226	$415,410
Net realized gain (loss)	1,505,660	818,866
Change in net unrealized appreciation (depreciation)	7,128,449	945,659
Net increase (decrease) in net assets resulting from operations	9,180,335	2,179,935
Distributions to shareholders from net investment income	(542,643)	(416,037)
Distributions to shareholders from net realized gain	(1,421,671)	(791,246)
Total distributions	(1,964,314)	(1,207,283)
Share transactions - net increase (decrease)	12,393,101	12,117,540
Total increase (decrease) in net assets	19,609,122	13,090,192
Net Assets
Beginning of period	36,649,949	23,559,757
End of period	$56,259,071	$36,649,949

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2035 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$19.05	$19.52	$19.16	$15.76
Income from Investment Operations
Net investment income (loss)A	.30	.31	.39	.39	.66
Net realized and unrealized gain (loss)	4.14	.88	(.44)	.55	3.24
Total from investment operations	4.44	1.19	(.05)	.94	3.90
Distributions from net investment income	(.27)	(.26)	(.32)	(.29)	(.29)
Distributions from net realized gain	(.69)	(.60)	(.10)	(.29)	(.20)
Total distributions	(.95)B	(.85)C	(.42)	(.58)	(.50)D
Net asset value, end of period	$22.88	$19.39	$19.05	$19.52	$19.16
Total ReturnE,F	23.35%	6.87%	(.31)%	4.93%	24.84%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.42%	1.65%	1.98%	2.02%	3.72%
Supplemental Data
Net assets, end of period (000 omitted)	$6,197	$3,522	$1,545	$539	$1,054
Portfolio turnover rateG	25%	18%	22%	26%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.95 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.599 per share.

 D Total distributions of $.50 per share is comprised of distributions from net investment income of $.292 and distributions from net realized gain of $.204 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.36	$19.04	$19.51	$19.15	$15.76
Income from Investment Operations
Net investment income (loss)A	.28	.29	.37	.38	.64
Net realized and unrealized gain (loss)	4.13	.87	(.44)	.55	3.24
Total from investment operations	4.41	1.16	(.07)	.93	3.88
Distributions from net investment income	(.25)	(.24)	(.30)	(.28)	(.28)
Distributions from net realized gain	(.69)	(.60)	(.10)	(.29)	(.20)
Total distributions	(.93)B	(.84)	(.40)	(.57)	(.49)C
Net asset value, end of period	$22.84	$19.36	$19.04	$19.51	$19.15
Total ReturnD,E	23.24%	6.70%	(.40)%	4.87%	24.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.32%	1.55%	1.88%	1.92%	3.62%
Supplemental Data
Net assets, end of period (000 omitted)	$8,385	$4,661	$2,010	$1,639	$289
Portfolio turnover rateF	25%	18%	22%	26%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.93 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.49 per share is comprised of distributions from net investment income of $.283 and distributions from net realized gain of $.204 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.27	$18.96	$19.43	$19.09	$15.73
Income from Investment Operations
Net investment income (loss)A	.25	.26	.34	.34	.62
Net realized and unrealized gain (loss)	4.11	.86	(.43)	.54	3.22
Total from investment operations	4.36	1.12	(.09)	.88	3.84
Distributions from net investment income	(.22)	(.22)	(.28)	(.26)	(.27)
Distributions from net realized gain	(.69)	(.60)	(.10)	(.29)	(.20)
Total distributions	(.90)B	(.81)C	(.38)	(.54)D	(.48)E
Net asset value, end of period	$22.73	$19.27	$18.96	$19.43	$19.09
Total ReturnF,G	23.07%	6.52%	(.51)%	4.65%	24.50%
Ratios to Average Net AssetsH,I
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.17%	1.40%	1.73%	1.77%	3.48%
Supplemental Data
Net assets, end of period (000 omitted)	$41,677	$28,467	$20,005	$13,035	$4,423
Portfolio turnover rateH	25%	18%	22%	26%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.90 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.81 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.599 per share.

 D Total distributions of $.54 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.287 per share.

 E Total distributions of $.48 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.204 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Amounts do not include the activity of the Underlying Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Initial Class	21.4
VIP Growth & Income Portfolio Initial Class	12.8
VIP Equity-Income Portfolio Initial Class	11.1
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Emerging Markets Portfolio Initial Class	9.4
VIP Value Portfolio Initial Class	8.2
VIP Value Strategies Portfolio Initial Class	4.0
VIP Mid Cap Portfolio Initial Class	3.1
VIP Government Money Market Portfolio Initial Class 1.08%	2.6
93.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	60.4%
International Equity Funds	30.8%
Bond Funds	6.2%
Short-Term Funds	2.6%

VIP Freedom 2040 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 60.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	217,927	$8,268,140
VIP Equity-Income Portfolio Initial Class (a)	364,890	8,717,213
VIP Growth & Income Portfolio Initial Class (a)	440,253	9,998,142
VIP Growth Portfolio Initial Class (a)	113,720	8,420,941
VIP Mid Cap Portfolio Initial Class (a)	62,209	2,422,433
VIP Value Portfolio Initial Class (a)	391,504	6,405,011
VIP Value Strategies Portfolio Initial Class (a)	219,230	3,128,405
TOTAL DOMESTIC EQUITY FUNDS
(Cost $39,924,003)		47,360,285

International Equity Funds - 30.8%
VIP Emerging Markets Portfolio Initial Class (a)	603,105	7,375,970
VIP Overseas Portfolio Initial Class (a)	734,829	16,805,546
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $19,121,291)		24,181,516

Bond Funds - 6.2%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	124,237	1,649,863
VIP High Income Portfolio Initial Class (a)	284,394	1,549,948
VIP Investment Grade Bond Portfolio Initial Class (a)	131,652	1,685,150
TOTAL BOND FUNDS
(Cost $4,874,334)		4,884,961

Short-Term Funds - 2.6%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $2,012,872)	2,012,872	2,012,872
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $65,932,500)		78,439,634
NET OTHER ASSETS (LIABILITIES) - 0.0%		(6,780)
NET ASSETS - 100%		$78,432,854

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$1,659,429	$4,387	$2,217	$(17)	$(5,162)	$1,649,863
VIP Contrafund Portfolio Initial Class	5,431,982	3,258,050	1,311,827	416,603	22,360	867,575	8,268,140
VIP Emerging Markets Portfolio Initial Class	4,801,933	2,606,128	2,369,330	49,180	124,481	2,212,758	7,375,970
VIP Equity-Income Portfolio Initial Class	5,760,933	3,629,535	1,281,164	272,522	7,990	599,919	8,717,213
VIP Government Money Market Portfolio Initial Class 1.08%	392,159	1,868,663	247,950	10,833	--	--	2,012,872
VIP Growth & Income Portfolio Initial Class	6,572,775	3,979,805	1,559,762	295,946	13,468	991,856	9,998,142
VIP Growth Portfolio Initial Class	5,454,291	3,322,515	1,881,212	492,645	67,321	1,458,026	8,420,941
VIP High Income Portfolio Initial Class	1,899,084	789,725	1,164,157	79,857	(39,869)	65,165	1,549,948
VIP Investment Grade Bond Portfolio Initial Class	994,640	2,518,782	1,821,866	71,640	(20,922)	14,516	1,685,150
VIP Mid Cap Portfolio Initial Class	1,568,257	977,172	404,142	94,839	6,505	274,641	2,422,433
VIP Overseas Portfolio Initial Class	10,414,948	5,943,881	2,824,721	225,291	86,736	3,184,702	16,805,546
VIP Value Portfolio Initial Class	4,245,762	2,641,384	1,007,770	239,483	13,446	512,189	6,405,011
VIP Value Strategies Portfolio Initial Class	2,055,047	1,762,327	534,149	602,661	(16,644)	(138,176)	3,128,405
Total	$49,591,811	$34,957,396	$16,412,437	$2,853,717	$264,855	$10,038,009	$78,439,634

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $65,932,500) — See accompanying schedule		$78,439,634
Cash		1
Receivable for investments sold		204,161
Receivable for fund shares sold		207,761
Total assets		78,851,557
Liabilities
Payable for fund shares redeemed	$411,802
Distribution and service plan fees payable	6,901
Total liabilities		418,703
Net Assets		$78,432,854
Net Assets consist of:
Paid in capital		$65,073,731
Accumulated undistributed net realized gain (loss) on investments		851,989
Net unrealized appreciation (depreciation) on investments		12,507,134
Net Assets		$78,432,854
Initial Class:
Net Asset Value, offering price and redemption price per share ($16,561,329 ÷ 761,218 shares)		$21.76
Service Class:
Net Asset Value, offering price and redemption price per share ($45,491,856 ÷ 2,094,466 shares)		$21.72
Service Class 2:
Net Asset Value, offering price and redemption price per share ($16,379,669 ÷ 756,658 shares)		$21.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$881,521
Expenses
Distribution and service plan fees	$73,260
Independent trustees' fees and expenses	228
Total expenses before reductions	73,488
Expense reductions	(228)	73,260
Net investment income (loss)		808,261
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	264,855
Capital gain distributions from underlying funds	1,972,196
Total net realized gain (loss)		2,237,051
Change in net unrealized appreciation (depreciation) on underlying funds		10,038,009
Net gain (loss)		12,275,060
Net increase (decrease) in net assets resulting from operations		$13,083,321

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$808,261	$590,455
Net realized gain (loss)	2,237,051	924,175
Change in net unrealized appreciation (depreciation)	10,038,009	1,852,193
Net increase (decrease) in net assets resulting from operations	13,083,321	3,366,823
Distributions to shareholders from net investment income	(803,474)	(591,022)
Distributions to shareholders from net realized gain	(1,932,423)	(1,738,101)
Total distributions	(2,735,897)	(2,329,123)
Share transactions - net increase (decrease)	18,498,572	2,291,978
Total increase (decrease) in net assets	28,845,996	3,329,678
Net Assets
Beginning of period	49,586,858	46,257,180
End of period	$78,432,854	$49,586,858

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2040 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.39	$18.19	$18.66	$18.35	$15.03
Income from Investment Operations
Net investment income (loss)A	.28	.23	.34	.34	.38
Net realized and unrealized gain (loss)	3.98	.88	(.38)	.56	3.41
Total from investment operations	4.26	1.11	(.04)	.90	3.79
Distributions from net investment income	(.25)	(.24)	(.31)	(.28)	(.27)
Distributions from net realized gain	(.64)	(.67)	(.12)	(.31)	(.19)
Total distributions	(.89)	(.91)	(.43)	(.59)	(.47)B
Net asset value, end of period	$21.76	$18.39	$18.19	$18.66	$18.35
Total ReturnC,D	23.60%	6.83%	(.26)%	4.91%	25.29%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.39%	1.29%	1.80%	1.82%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$16,561	$11,515	$15,388	$15,234	$10,262
Portfolio turnover rateE	26%	36%	23%	19%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.47 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $.193 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.37	$18.17	$18.64	$18.33	$15.02
Income from Investment Operations
Net investment income (loss)A	.26	.21	.32	.32	.36
Net realized and unrealized gain (loss)	3.96	.89	(.38)	.56	3.40
Total from investment operations	4.22	1.10	(.06)	.88	3.76
Distributions from net investment income	(.23)	(.23)	(.29)	(.27)	(.26)
Distributions from net realized gain	(.64)	(.67)	(.12)	(.31)	(.19)
Total distributions	(.87)	(.90)	(.41)	(.57)B	(.45)
Net asset value, end of period	$21.72	$18.37	$18.17	$18.64	$18.33
Total ReturnC,D	23.42%	6.75%	(.35)%	4.83%	25.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.29%	1.19%	1.70%	1.72%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$45,492	$22,986	$18,401	$12,905	$9,076
Portfolio turnover rateE	26%	36%	23%	19%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.305 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.30	$18.12	$18.59	$18.29	$15.00
Income from Investment Operations
Net investment income (loss)A	.23	.18	.29	.29	.34
Net realized and unrealized gain (loss)	3.95	.87	(.38)	.56	3.39
Total from investment operations	4.18	1.05	(.09)	.85	3.73
Distributions from net investment income	(.19)	(.20)	(.27)	(.25)	(.25)
Distributions from net realized gain	(.64)	(.67)	(.12)	(.31)	(.19)
Total distributions	(.83)	(.87)	(.38)B	(.55)C	(.44)
Net asset value, end of period	$21.65	$18.30	$18.12	$18.59	$18.29
Total ReturnD,E	23.30%	6.53%	(.49)%	4.70%	24.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.14%	1.04%	1.55%	1.57%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$16,380	$15,086	$12,468	$8,341	$2,815
Portfolio turnover rateF	26%	36%	23%	19%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.116 per share.

 C Total distributions of $.55 per share is comprised of distributions from net investment income of $.249 and distributions from net realized gain of $.305 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Initial Class	21.4
VIP Growth & Income Portfolio Initial Class	12.8
VIP Equity-Income Portfolio Initial Class	11.1
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Emerging Markets Portfolio Initial Class	9.4
VIP Value Portfolio Initial Class	8.2
VIP Value Strategies Portfolio Initial Class	4.0
VIP Mid Cap Portfolio Initial Class	3.1
VIP Government Money Market Portfolio Initial Class 1.08%	2.6
93.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	60.4%
International Equity Funds	30.8%
Bond Funds	6.2%
Short-Term Funds	2.6%

VIP Freedom 2045 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 60.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	85,621	$3,248,457
VIP Equity-Income Portfolio Initial Class (a)	143,356	3,424,784
VIP Growth & Income Portfolio Initial Class (a)	172,967	3,928,070
VIP Growth Portfolio Initial Class (a)	44,679	3,308,459
VIP Mid Cap Portfolio Initial Class (a)	24,444	951,854
VIP Value Portfolio Initial Class (a)	153,823	2,516,540
VIP Value Strategies Portfolio Initial Class (a)	86,137	1,229,177
TOTAL DOMESTIC EQUITY FUNDS
(Cost $16,467,098)		18,607,341

International Equity Funds - 30.8%
VIP Emerging Markets Portfolio Initial Class (a)	236,990	2,898,390
VIP Overseas Portfolio Initial Class (a)	288,691	6,602,357
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $7,785,419)		9,500,747

Bond Funds - 6.2%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	47,230	627,220
VIP High Income Portfolio Initial Class (a)	111,737	608,966
VIP Investment Grade Bond Portfolio Initial Class (a)	53,330	682,629
TOTAL BOND FUNDS
(Cost $1,912,424)		1,918,815

Short-Term Funds - 2.6%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $790,864)	790,864	790,864
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $26,955,805)		30,817,767
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5,543)
NET ASSETS - 100%		$30,812,224

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$631,227	$1,781	$845	$(9)	$(2,217)	$627,220
VIP Contrafund Portfolio Initial Class	1,956,413	1,385,914	413,015	155,864	5,321	313,824	3,248,457
VIP Emerging Markets Portfolio Initial Class	1,728,645	1,129,040	799,837	18,727	38,316	802,226	2,898,390
VIP Equity-Income Portfolio Initial Class	2,074,263	1,526,869	399,543	102,971	2,810	220,385	3,424,784
VIP Government Money Market Portfolio Initial Class 1.08%	141,204	722,507	72,847	3,990	--	--	790,864
VIP Growth & Income Portfolio Initial Class	2,366,521	1,683,663	493,487	111,289	1,665	369,708	3,928,070
VIP Growth Portfolio Initial Class	1,965,381	1,419,360	621,083	182,325	6,398	538,403	3,308,459
VIP High Income Portfolio Initial Class	683,745	329,223	410,934	30,474	(16,014)	22,946	608,966
VIP Investment Grade Bond Portfolio Initial Class	358,109	1,003,188	674,645	27,362	(9,401)	5,378	682,629
VIP Mid Cap Portfolio Initial Class	564,733	413,904	129,521	35,186	1,990	100,748	951,854
VIP Overseas Portfolio Initial Class	3,750,979	2,566,905	875,654	86,504	17,045	1,143,082	6,602,357
VIP Value Portfolio Initial Class	1,528,805	1,119,552	321,570	91,827	6,361	183,392	2,516,540
VIP Value Strategies Portfolio Initial Class	740,112	721,783	173,761	223,414	(6,981)	(51,976)	1,229,177
Total	$17,858,910	$14,653,135	$5,387,678	$1,070,778	$47,501	$3,645,899	$30,817,767

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $26,955,805) — See accompanying schedule		$30,817,767
Cash		1
Receivable for fund shares sold		101,905
Total assets		30,919,673
Liabilities
Payable for investments purchased	$84,995
Payable for fund shares redeemed	16,862
Distribution and service plan fees payable	5,592
Total liabilities		107,449
Net Assets		$30,812,224
Net Assets consist of:
Paid in capital		$26,624,510
Accumulated undistributed net realized gain (loss) on investments		325,752
Net unrealized appreciation (depreciation) on investments		3,861,962
Net Assets		$30,812,224
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,490,769 ÷ 68,886 shares)		$21.64
Service Class:
Net Asset Value, offering price and redemption price per share ($1,922,570 ÷ 88,957 shares)		$21.61
Service Class 2:
Net Asset Value, offering price and redemption price per share ($27,398,885 ÷ 1,273,325 shares)		$21.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$337,031
Expenses
Distribution and service plan fees	$53,710
Independent trustees' fees and expenses	82
Total expenses before reductions	53,792
Expense reductions	(82)	53,710
Net investment income (loss)		283,321
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	47,501
Capital gain distributions from underlying funds	733,747
Total net realized gain (loss)		781,248
Change in net unrealized appreciation (depreciation) on underlying funds		3,645,899
Net gain (loss)		4,427,147
Net increase (decrease) in net assets resulting from operations		$4,710,468

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$283,321	$196,879
Net realized gain (loss)	781,248	460,205
Change in net unrealized appreciation (depreciation)	3,645,899	388,595
Net increase (decrease) in net assets resulting from operations	4,710,468	1,045,679
Distributions to shareholders from net investment income	(281,848)	(197,162)
Distributions to shareholders from net realized gain	(750,257)	(427,063)
Total distributions	(1,032,105)	(624,225)
Share transactions - net increase (decrease)	9,278,407	5,151,619
Total increase (decrease) in net assets	12,956,770	5,573,073
Net Assets
Beginning of period	17,855,454	12,282,381
End of period	$30,812,224	$17,855,454

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2045 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.31	$18.03	$18.50	$18.18	$14.83
Income from Investment Operations
Net investment income (loss)A	.30	.28	.38	.40	.52
Net realized and unrealized gain (loss)	3.93	.83	(.42)	.50	3.33
Total from investment operations	4.23	1.11	(.04)	.90	3.85
Distributions from net investment income	(.24)	(.24)	(.33)	(.28)	(.29)
Distributions from net realized gain	(.66)	(.59)	(.10)	(.30)	(.21)
Total distributions	(.90)	(.83)	(.43)	(.58)	(.50)
Net asset value, end of period	$21.64	$18.31	$18.03	$18.50	$18.18
Total ReturnB,C	23.59%	6.80%	(.26)%	4.95%	26.07%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.46%	1.57%	2.01%	2.14%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,491	$789	$542	$342	$272
Portfolio turnover rateD	23%	19%	26%	19%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.30	$18.02	$18.49	$18.18	$14.83
Income from Investment Operations
Net investment income (loss)A	.28	.26	.36	.38	.51
Net realized and unrealized gain (loss)	3.92	.84	(.42)	.49	3.33
Total from investment operations	4.20	1.10	(.06)	.87	3.84
Distributions from net investment income	(.23)	(.23)	(.31)	(.27)	(.27)
Distributions from net realized gain	(.66)	(.59)	(.10)	(.30)	(.21)
Total distributions	(.89)	(.82)	(.41)	(.56)B	(.49)C
Net asset value, end of period	$21.61	$18.30	$18.02	$18.49	$18.18
Total ReturnD,E	23.42%	6.73%	(.37)%	4.83%	25.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.36%	1.47%	1.91%	2.04%	3.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,923	$396	$343	$364	$169
Portfolio turnover rateF	23%	19%	26%	19%	42%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.298 per share.

 C Total distributions of $.49 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.214 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.22	$17.95	$18.43	$18.13	$14.81
Income from Investment Operations
Net investment income (loss)A	.24	.23	.33	.35	.49
Net realized and unrealized gain (loss)	3.92	.84	(.42)	.49	3.31
Total from investment operations	4.16	1.07	(.09)	.84	3.80
Distributions from net investment income	(.20)	(.20)	(.29)	(.25)	(.27)
Distributions from net realized gain	(.66)	(.59)	(.10)	(.30)	(.21)
Total distributions	(.86)	(.80)B	(.39)	(.54)C	(.48)
Net asset value, end of period	$21.52	$18.22	$17.95	$18.43	$18.13
Total ReturnD,E	23.30%	6.56%	(.53)%	4.68%	25.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.21%	1.32%	1.76%	1.89%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$27,399	$16,671	$11,398	$7,363	$2,493
Portfolio turnover rateF	23%	19%	26%	19%	42%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.80 per share is comprised of distributions from net investment income of $.202 and distributions from net realized gain of $.594 per share.

 C Total distributions of $.54 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.298 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Initial Class	21.4
VIP Growth & Income Portfolio Initial Class	12.8
VIP Equity-Income Portfolio Initial Class	11.1
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Emerging Markets Portfolio Initial Class	9.4
VIP Value Portfolio Initial Class	8.2
VIP Value Strategies Portfolio Initial Class	4.0
VIP Mid Cap Portfolio Initial Class	3.1
VIP Government Money Market Portfolio Initial Class 1.08%	2.6
93.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	60.4%
International Equity Funds	30.8%
Bond Funds	6.2%
Short-Term Funds	2.6%

VIP Freedom 2050 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 60.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	57,964	$2,199,150
VIP Equity-Income Portfolio Initial Class (a)	97,054	2,318,618
VIP Growth & Income Portfolio Initial Class (a)	117,112	2,659,604
VIP Growth Portfolio Initial Class (a)	30,243	2,239,463
VIP Mid Cap Portfolio Initial Class (a)	16,547	644,349
VIP Value Portfolio Initial Class (a)	104,123	1,703,449
VIP Value Strategies Portfolio Initial Class (a)	58,299	831,927
TOTAL DOMESTIC EQUITY FUNDS
(Cost $10,585,876)		12,596,560

International Equity Funds - 30.8%
VIP Emerging Markets Portfolio Initial Class (a)	160,402	1,961,713
VIP Overseas Portfolio Initial Class (a)	195,422	4,469,313
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $5,014,932)		6,431,026

Bond Funds - 6.2%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	33,650	446,878
VIP High Income Portfolio Initial Class (a)	75,621	412,135
VIP Investment Grade Bond Portfolio Initial Class (a)	34,371	439,955
TOTAL BOND FUNDS
(Cost $1,291,591)		1,298,968

Short-Term Funds - 2.6%
VIP Government Money Market Portfolio Initial Class 1.08% (a)(b)
(Cost $535,216)	535,216	535,216
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $17,427,615)		20,861,770
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,211)
NET ASSETS - 100%		$20,859,559

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$451,058	$2,537	$607	$(23)	$(1,620)	$446,878
VIP Contrafund Portfolio Initial Class	1,955,701	808,001	842,856	132,873	8,731	269,573	2,199,150
VIP Emerging Markets Portfolio Initial Class	1,726,669	621,633	1,119,141	14,260	83,802	648,750	1,961,713
VIP Equity-Income Portfolio Initial Class	2,073,929	915,654	854,698	82,500	6,317	177,416	2,318,618
VIP Government Money Market Portfolio Initial Class 1.08%	141,074	566,454	172,312	3,236	--	--	535,216
VIP Growth & Income Portfolio Initial Class	2,366,147	1,003,051	1,010,808	91,861	9,034	292,180	2,659,604
VIP Growth Portfolio Initial Class	1,963,657	838,038	1,039,272	166,062	32,013	445,027	2,239,463
VIP High Income Portfolio Initial Class	683,379	195,797	478,545	22,867	(16,676)	28,180	412,135
VIP Investment Grade Bond Portfolio Initial Class	357,768	722,736	640,318	20,422	(6,012)	5,781	439,955
VIP Mid Cap Portfolio Initial Class	564,488	250,498	253,668	31,521	1,204	81,827	644,349
VIP Overseas Portfolio Initial Class	3,748,920	1,373,331	1,687,476	62,282	48,089	986,449	4,469,313
VIP Value Portfolio Initial Class	1,528,757	661,683	653,489	66,718	9,026	157,472	1,703,449
VIP Value Strategies Portfolio Initial Class	739,912	487,726	333,588	201,029	(7,370)	(54,753)	831,927
Total	$17,850,401	$8,895,660	$9,088,708	$896,238	$168,135	$3,036,282	$20,861,770

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $17,427,615) — See accompanying schedule		$20,861,770
Cash		1
Receivable for investments sold		73,683
Receivable for fund shares sold		38,732
Total assets		20,974,186
Liabilities
Payable for fund shares redeemed	$112,380
Distribution and service plan fees payable	2,247
Total liabilities		114,627
Net Assets		$20,859,559
Net Assets consist of:
Paid in capital		$17,102,993
Accumulated undistributed net realized gain (loss) on investments		322,411
Net unrealized appreciation (depreciation) on investments		3,434,155
Net Assets		$20,859,559
Initial Class:
Net Asset Value, offering price and redemption price per share ($5,826,484 ÷ 298,749 shares)		$19.50
Service Class:
Net Asset Value, offering price and redemption price per share ($6,747,810 ÷ 346,659 shares)		$19.47
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,285,265 ÷ 426,643 shares)		$19.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$249,340
Expenses
Distribution and service plan fees	$27,935
Independent trustees' fees and expenses	72
Total expenses before reductions	28,007
Expense reductions	(72)	27,935
Net investment income (loss)		221,405
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	168,135
Capital gain distributions from underlying funds	646,898
Total net realized gain (loss)		815,033
Change in net unrealized appreciation (depreciation) on underlying funds		3,036,282
Net gain (loss)		3,851,315
Net increase (decrease) in net assets resulting from operations		$4,072,720

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$221,405	$210,402
Net realized gain (loss)	815,033	432,372
Change in net unrealized appreciation (depreciation)	3,036,282	383,679
Net increase (decrease) in net assets resulting from operations	4,072,720	1,026,453
Distributions to shareholders from net investment income	(219,958)	(230,375)
Distributions to shareholders from net realized gain	(674,377)	(498,719)
Total distributions	(894,335)	(729,094)
Share transactions - net increase (decrease)	(166,904)	4,632,146
Total increase (decrease) in net assets	3,011,481	4,929,505
Net Assets
Beginning of period	17,848,078	12,918,573
End of period	$20,859,559	$17,848,078

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2050 Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.55	$16.42	$16.86	$16.55	$13.41
Income from Investment Operations
Net investment income (loss)A	.23	.25	.32	.35	.37
Net realized and unrealized gain (loss)	3.58	.75	(.36)	.47	3.16
Total from investment operations	3.81	1.00	(.04)	.82	3.53
Distributions from net investment income	(.24)	(.25)	(.29)	(.25)	(.22)
Distributions from net realized gain	(.63)	(.62)	(.11)	(.27)	(.18)
Total distributions	(.86)B	(.87)	(.40)	(.51)C	(.39)D
Net asset value, end of period	$19.50	$16.55	$16.42	$16.86	$16.55
Total ReturnE,F	23.52%	6.84%	(.29)%	5.01%	26.44%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.27%	1.59%	1.89%	2.06%	2.42%
Supplemental Data
Net assets, end of period (000 omitted)	$5,826	$4,171	$2,266	$1,684	$880
Portfolio turnover rateG	46%	26%	37%	22%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.86 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.625 per share.

 C Total distributions of $.51 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.266 per share.

 D Total distributions of $.39 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.175 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.52	$16.39	$16.83	$16.54	$13.41
Income from Investment Operations
Net investment income (loss)A	.21	.24	.31	.33	.35
Net realized and unrealized gain (loss)	3.59	.74	(.37)	.46	3.17
Total from investment operations	3.80	.98	(.06)	.79	3.52
Distributions from net investment income	(.22)	(.23)	(.27)	(.24)	(.21)
Distributions from net realized gain	(.63)	(.62)	(.11)	(.27)	(.18)
Total distributions	(.85)	(.85)	(.38)	(.50)B	(.39)
Net asset value, end of period	$19.47	$16.52	$16.39	$16.83	$16.54
Total ReturnC,D	23.46%	6.75%	(.38)%	4.81%	26.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.17%	1.49%	1.79%	1.96%	2.32%
Supplemental Data
Net assets, end of period (000 omitted)	$6,748	$4,205	$3,004	$2,878	$1,892
Portfolio turnover rateE	46%	26%	37%	22%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.266 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.47	$16.35	$16.80	$16.51	$13.39
Income from Investment Operations
Net investment income (loss)A	.18	.21	.28	.30	.33
Net realized and unrealized gain (loss)	3.58	.74	(.37)	.47	3.16
Total from investment operations	3.76	.95	(.09)	.77	3.49
Distributions from net investment income	(.18)	(.21)	(.25)	(.22)	(.19)
Distributions from net realized gain	(.63)	(.62)	(.11)	(.27)	(.18)
Total distributions	(.81)	(.83)	(.36)	(.48)B	(.37)
Net asset value, end of period	$19.42	$16.47	$16.35	$16.80	$16.51
Total ReturnC,D	23.30%	6.56%	(.58)%	4.71%	26.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.02%	1.34%	1.64%	1.81%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$8,285	$9,472	$7,649	$6,436	$1,666
Portfolio turnover rateE	46%	26%	37%	22%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.266 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Income	$39,085,766	$3,242,615	$(101,258)	$3,141,357
VIP Freedom 2005	8,448,865	835,411	(26,257)	809,154
VIP Freedom 2010	268,946,023	47,445,863	(714,760)	46,731,103
VIP Freedom 2015	78,254,825	21,787,903	(37,306)	21,750,597
VIP Freedom 2020	601,463,520	172,477,859	(1,683,438)	170,794,421
VIP Freedom 2025	140,292,043	30,997,665	(500,329)	30,497,336
VIP Freedom 2030	257,867,879	72,878,816	(856,026)	72,022,790
VIP Freedom 2035	48,981,191	7,420,625	(133,762)	7,286,863
VIP Freedom 2040	66,392,894	12,200,738	(153,998)	12,046,740
VIP Freedom 2045	27,078,635	3,808,146	(69,014)	3,739,132
VIP Freedom 2050	17,616,034	3,303,789	(58,053)	3,245,736

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$6,629	$384,312	$3,141,357
VIP Freedom 2005	4,719	121,096	809,154
VIP Freedom 2010	55,113	8,033,320	46,731,103
VIP Freedom 2015	20,888	3,526,835	21,750,597
VIP Freedom 2020	33,445	22,003,457	170,794,421
VIP Freedom 2025	41,315	2,933,461	30,497,336
VIP Freedom 2030	37,832	7,113,834	72,022,790
VIP Freedom 2035	–	927,502	7,286,863
VIP Freedom 2040	–	1,312,383	12,046,740
VIP Freedom 2045	–	448,581	3,739,132
VIP Freedom 2050	–	510,829	3,245,736

The tax character of distributions paid was as follows:

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$763,674	$201,357	$965,031
VIP Freedom 2005	175,944	84,111	260,055
VIP Freedom 2010	5,680,207	4,670,205	10,350,412
VIP Freedom 2015	1,977,451	2,043,773	4,021,224
VIP Freedom 2020	15,172,840	15,307,077	30,479,917
VIP Freedom 2025	3,532,316	2,868,615	6,400,931
VIP Freedom 2030	6,767,841	7,406,985	14,174,826
VIP Freedom 2035	1,067,053	897,261	1,964,314
VIP Freedom 2040	1,556,542	1,179,355	2,735,897
VIP Freedom 2045	565,328	466,777	1,032,105
VIP Freedom 2050	423,738	470,597	894,335

December 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$549,618	$370,208	$919,826
VIP Freedom 2005	110,063	88,843	198,906
VIP Freedom 2010	4,206,310	6,416,353	10,622,663
VIP Freedom 2015	1,463,330	2,815,617	4,278,947
VIP Freedom 2020	10,118,098	21,992,697	32,110,795
VIP Freedom 2025	1,988,676	3,520,684	5,509,360
VIP Freedom 2030	3,604,952	9,998,872	13,603,824
VIP Freedom 2035	466,068	741,215	1,207,283
VIP Freedom 2040	636,039	1,693,084	2,329,123
VIP Freedom 2045	224,194	400,031	624,225
VIP Freedom 2050	255,894	473,200	729,094

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	15,800,932	14,019,081
VIP Freedom 2005	4,369,593	2,705,694
VIP Freedom 2010	67,359,391	76,041,583
VIP Freedom 2015	26,891,539	34,745,103
VIP Freedom 2020	154,913,778	172,230,861
VIP Freedom 2025	60,955,005	44,940,515
VIP Freedom 2030	101,904,268	75,730,238
VIP Freedom 2035	23,849,669	11,454,916
VIP Freedom 2040	34,957,396	16,412,437
VIP Freedom 2045	14,653,135	5,387,678
VIP Freedom 2050	8,895,660	9,088,708

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service plan fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$10,758	$34,971	$45,729
VIP Freedom 2005	853	231	1,084
VIP Freedom 2010	26,257	655,605	681,862
VIP Freedom 2015	16,839	125,907	142,746
VIP Freedom 2020	128,931	1,367,183	1,496,114
VIP Freedom 2025	61,283	155,636	216,919
VIP Freedom 2030	88,860	347,676	436,536
VIP Freedom 2035	6,252	86,425	92,677
VIP Freedom 2040	33,520	39,740	73,260
VIP Freedom 2045	981	52,729	53,710
VIP Freedom 2050	5,592	22,343	27,935

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Income
Initial Class	-%	$58
Service Class	.10%	40
Service Class 2.25%		52
VIP Freedom 2005
Initial Class	-%	$27
Service Class	.10%	3
Service Class 2.25%		–
VIP Freedom 2010
Initial Class	-%	$73
Service Class	.10%	97
Service Class 2.25%		974
VIP Freedom 2015
Initial Class	-%	$124
Service Class	.10%	63
Service Class 2.25%		187
VIP Freedom 2020
Initial Class	-%	$260
Service Class	.10%	477
Service Class 2.25%		2,022
VIP Freedom 2025
Initial Class	-%	$121
Service Class	.10%	224
Service Class 2.25%		227
VIP Freedom 2030
Initial Class	-%	$245
Service Class	.10%	325
Service Class 2.25%		508
VIP Freedom 2035
Initial Class	-%	$15
Service Class	.10%	22
Service Class 2.25%		125
VIP Freedom 2040
Initial Class	-%	$50
Service Class	.10%	121
Service Class 2.25%		57
VIP Freedom 2045
Initial Class	-%	$4
Service Class	.10%	3
Service Class 2.25%		75
VIP Freedom 2050
Initial Class	-%	$19
Service Class	.10%	21
Service Class 2.25%		32

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
VIP Freedom Income
From net investment income
Initial Class	$245,249	$220,141
Service Class	182,242	130,970
Service Class 2	191,980	174,227
Total	$619,471	$525,338
From net realized gain
Initial Class	$130,464	$151,734
Service Class	91,120	96,512
Service Class 2	123,976	146,242
Total	$345,560	$394,488
VIP Freedom 2005
From net investment income
Initial Class	$117,398	$96,263
Service Class	13,679	7,367
Service Class 2	1,322	1,080
Total	$132,399	$104,710
From net realized gain
Initial Class	$111,476	$90,225
Service Class	14,672	3,196
Service Class 2	1,508	775
Total	$127,656	$94,196
VIP Freedom 2010
From net investment income
Initial Class	$277,746	$292,496
Service Class	371,542	365,828
Service Class 2	3,412,012	3,188,736
Total	$4,061,300	$3,847,060
From net realized gain
Initial Class	$389,757	$700,050
Service Class	563,752	546,307
Service Class 2	5,335,602	5,529,246
Total	$6,289,111	$6,775,603
VIP Freedom 2015
From net investment income
Initial Class	$491,317	$495,718
Service Class	247,128	207,514
Service Class 2	614,650	635,558
Total	$1,353,095	$1,338,790
From net realized gain
Initial Class	$867,181	$958,661
Service Class	447,160	433,634
Service Class 2	1,353,788	1,547,862
Total	$2,668,129	$2,940,157
VIP Freedom 2020
From net investment income
Initial Class	$1,093,675	$953,227
Service Class	1,966,503	1,579,133
Service Class 2	6,826,356	6,752,399
Total	$9,886,534	$9,284,759
From net realized gain
Initial Class	$1,906,359	$2,655,976
Service Class	3,390,053	2,958,700
Service Class 2	15,296,971	17,211,360
Total	$20,593,383	$22,826,036
VIP Freedom 2025
From net investment income
Initial Class	$527,487	$407,709
Service Class	959,236	683,183
Service Class 2	752,835	762,983
Total	$2,239,558	$1,853,875
From net realized gain
Initial Class	$868,126	$804,552
Service Class	1,583,861	1,158,551
Service Class 2	1,709,386	1,692,382
Total	$4,161,373	$3,655,485
VIP Freedom 2030
From net investment income
Initial Class	$978,373	$825,677
Service Class	1,347,092	947,582
Service Class 2	1,561,662	1,587,868
Total	$3,887,127	$3,361,127
From net realized gain
Initial Class	$2,303,629	$2,670,167
Service Class	2,973,121	2,365,309
Service Class 2	5,010,949	5,207,221
Total	$10,287,699	$10,242,697
VIP Freedom 2035
From net investment income
Initial Class	$70,187	$44,374
Service Class	88,032	57,433
Service Class 2	384,424	314,230
Total	$542,643	$416,037
From net realized gain
Initial Class	$140,451	$48,263
Service Class	204,558	71,396
Service Class 2	1,076,662	671,587
Total	$1,421,671	$791,246
VIP Freedom 2040
From net investment income
Initial Class	$184,505	$149,654
Service Class	478,145	275,255
Service Class 2	140,824	166,113
Total	$803,474	$591,022
From net realized gain
Initial Class	$430,744	$564,542
Service Class	997,542	710,866
Service Class 2	504,137	462,693
Total	$1,932,423	$1,738,101
VIP Freedom 2045
From net investment income
Initial Class	$16,172	$10,191
Service Class	19,063	4,839
Service Class 2	246,613	182,132
Total	$281,848	$197,162
From net realized gain
Initial Class	$33,609	$17,640
Service Class	31,431	10,413
Service Class 2	685,217	399,010
Total	$750,257	$427,063
VIP Freedom 2050
From net investment income
Initial Class	$69,125	$58,745
Service Class	75,422	55,931
Service Class 2	75,411	115,699
Total	$219,958	$230,375
From net realized gain
Initial Class	$167,295	$91,976
Service Class	177,468	113,641
Service Class 2	329,614	293,102
Total	$674,377	$498,719

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
VIP Freedom Income
Initial Class
Shares sold	293,531	238,623	$3,367,839	$2,599,080
Reinvestment of distributions	32,689	34,697	375,713	371,875
Shares redeemed	(306,177)	(260,150)	(3,513,364)	(2,862,948)
Net increase (decrease)	20,043	13,170	$230,188	$108,007
Service Class
Shares sold	508,631	427,065	$5,845,958	$4,715,200
Reinvestment of distributions	23,774	21,244	273,362	227,482
Shares redeemed	(413,202)	(513,568)	(4,752,400)	(5,636,282)
Net increase (decrease)	119,203	(65,259)	$1,366,920	$(693,600)
Service Class 2
Shares sold	385,129	376,872	$4,396,219	$4,077,451
Reinvestment of distributions	27,648	30,096	315,956	320,469
Shares redeemed	(407,047)	(371,087)	(4,602,389)	(4,031,713)
Net increase (decrease)	5,730	35,881	$109,786	$366,207
VIP Freedom 2005
Initial Class
Shares sold	147,674	22,843	$1,796,599	$254,337
Reinvestment of distributions	18,899	16,816	228,874	186,488
Shares redeemed	(78,937)	(76,505)	(965,531)	(874,219)
Net increase (decrease)	87,636	(36,846)	$1,059,942	$(433,394)
Service Class
Shares sold	110,712	36,168	$1,346,116	$414,552
Reinvestment of distributions	2,332	933	28,351	10,563
Shares redeemed	(63,106)	(31,547)	(770,786)	(353,555)
Net increase (decrease)	49,938	5,554	$603,681	$71,560
Service Class 2
Shares sold	2,646	3,360	$32,004	$38,227
Reinvestment of distributions	235	167	2,830	1,855
Shares redeemed	(1,659)	(4,519)	(19,880)	(49,506)
Net increase (decrease)	1,222	(992)	$14,954	$(9,424)
VIP Freedom 2010
Initial Class
Shares sold	355,606	362,079	$4,619,619	$4,388,638
Reinvestment of distributions	51,552	86,236	667,503	992,546
Shares redeemed	(617,919)	(1,413,420)	(8,096,481)	(17,415,136)
Net increase (decrease)	(210,761)	(965,105)	$(2,809,359)	$(12,033,952)
Service Class
Shares sold	613,852	585,805	$7,896,480	$7,162,282
Reinvestment of distributions	72,433	78,462	935,294	912,135
Shares redeemed	(691,276)	(559,667)	(8,862,469)	(6,807,582)
Net increase (decrease)	(4,991)	104,600	$(30,695)	$1,266,835
Service Class 2
Shares sold	923,947	1,781,102	$11,906,015	$21,634,099
Reinvestment of distributions	680,272	756,343	8,747,614	8,717,982
Shares redeemed	(1,987,454)	(1,653,406)	(25,606,406)	(19,966,588)
Net increase (decrease)	(383,235)	884,039	$(4,952,777)	$10,385,493
VIP Freedom 2015
Initial Class
Shares sold	119,565	276,668	$1,582,374	$3,360,686
Reinvestment of distributions	104,146	126,060	1,358,498	1,454,379
Shares redeemed	(434,408)	(648,371)	(5,715,907)	(7,871,386)
Net increase (decrease)	(210,697)	(245,643)	$(2,775,035)	$(3,056,321)
Service Class
Shares sold	525,227	315,507	$6,789,935	$3,830,050
Reinvestment of distributions	53,299	55,771	694,288	641,148
Shares redeemed	(492,331)	(547,859)	(6,446,194)	(6,493,430)
Net increase (decrease)	86,195	(176,581)	$1,038,029	$(2,022,232)
Service Class 2
Shares sold	642,081	583,101	$8,345,564	$7,041,234
Reinvestment of distributions	152,186	191,141	1,968,438	2,183,420
Shares redeemed	(1,218,651)	(1,431,879)	(15,866,083)	(17,369,705)
Net increase (decrease)	(424,384)	(657,637)	$(5,552,081)	$(8,145,051)
VIP Freedom 2020
Initial Class
Shares sold	1,055,267	1,058,900	$14,118,345	$13,010,277
Reinvestment of distributions	224,853	313,703	3,000,034	3,609,203
Shares redeemed	(957,719)	(3,378,132)	(12,901,746)	(42,069,326)
Net increase (decrease)	322,401	(2,005,529)	$4,216,633	$(25,449,846)
Service Class
Shares sold	3,660,093	2,582,454	$48,649,057	$31,914,018
Reinvestment of distributions	402,089	390,901	5,356,556	4,537,833
Shares redeemed	(2,726,653)	(1,824,251)	(36,633,358)	(22,407,487)
Net increase (decrease)	1,335,529	1,149,104	$17,372,255	$14,044,364
Service Class 2
Shares sold	1,175,113	1,534,169	$15,699,528	$18,728,543
Reinvestment of distributions	1,676,903	2,088,466	22,123,327	23,963,759
Shares redeemed	(5,501,937)	(5,467,717)	(73,080,246)	(67,045,665)
Net increase (decrease)	(2,649,921)	(1,845,082)	$(35,257,391)	$(24,353,363)
VIP Freedom 2025
Initial Class
Shares sold	595,839	467,685	$8,237,329	$5,899,090
Reinvestment of distributions	100,153	101,988	1,395,613	1,212,261
Shares redeemed	(228,576)	(419,854)	(3,190,637)	(5,312,842)
Net increase (decrease)	467,416	149,819	$6,442,305	$1,798,509
Service Class
Shares sold	1,823,019	1,232,836	$25,287,132	$15,444,865
Reinvestment of distributions	182,732	154,524	2,543,097	1,841,734
Shares redeemed	(991,180)	(515,800)	(13,974,658)	(6,519,276)
Net increase (decrease)	1,014,571	871,560	$13,855,571	$10,767,323
Service Class 2
Shares sold	1,292,225	1,417,713	$17,812,495	$17,844,228
Reinvestment of distributions	179,466	208,614	2,462,221	2,455,365
Shares redeemed	(1,754,914)	(1,078,378)	(24,190,982)	(13,608,720)
Net increase (decrease)	(283,223)	547,949	$(3,916,266)	$6,690,873
VIP Freedom 2030
Initial Class
Shares sold	1,092,781	1,071,396	$15,118,240	$13,176,145
Reinvestment of distributions	239,670	308,303	3,282,002	3,495,844
Shares redeemed	(804,646)	(2,262,505)	(11,216,758)	(28,416,103)
Net increase (decrease)	527,805	(882,806)	$7,183,484	$(11,744,114)
Service Class
Shares sold	2,991,525	1,425,672	$41,438,157	$17,612,601
Reinvestment of distributions	314,598	290,315	4,320,213	3,312,891
Shares redeemed	(1,263,919)	(844,184)	(17,341,408)	(10,499,420)
Net increase (decrease)	2,042,204	871,803	$28,416,962	$10,426,072
Service Class 2
Shares sold	1,854,818	1,630,873	$25,505,152	$20,002,625
Reinvestment of distributions	486,626	601,993	6,572,611	6,795,089
Shares redeemed	(2,895,582)	(2,388,823)	(39,677,230)	(29,393,264)
Net increase (decrease)	(554,138)	(155,957)	$(7,599,467)	$(2,595,550)
VIP Freedom 2035
Initial Class
Shares sold	124,799	121,608	$2,780,437	$2,243,324
Reinvestment of distributions	9,786	5,187	210,638	92,637
Shares redeemed	(45,395)	(26,211)	(980,553)	(486,337)
Net increase (decrease)	89,190	100,584	$2,010,522	$1,849,624
Service Class
Shares sold	169,721	151,694	$3,619,279	$2,890,722
Reinvestment of distributions	13,698	7,266	292,590	128,829
Shares redeemed	(57,075)	(23,808)	(1,180,081)	(451,245)
Net increase (decrease)	126,344	135,152	$2,731,788	$2,568,306
Service Class 2
Shares sold	735,396	625,457	$15,625,496	$11,554,431
Reinvestment of distributions	69,106	57,121	1,461,086	985,817
Shares redeemed	(448,068)	(260,883)	(9,435,791)	(4,840,638)
Net increase (decrease)	356,434	421,695	$7,650,791	$7,699,610
VIP Freedom 2040
Initial Class
Shares sold	265,813	280,422	$5,363,355	$4,944,964
Reinvestment of distributions	30,326	44,347	615,249	714,196
Shares redeemed	(161,045)	(544,549)	(3,233,889)	(9,830,127)
Net increase (decrease)	135,094	(219,780)	$2,744,715	$(4,170,967)
Service Class
Shares sold	1,108,841	496,602	$22,535,004	$8,748,639
Reinvestment of distributions	72,159	60,554	1,475,687	986,121
Shares redeemed	(338,036)	(318,385)	(6,876,084)	(5,702,806)
Net increase (decrease)	842,964	238,771	$17,134,607	$4,031,954
Service Class 2
Shares sold	224,919	276,006	$4,501,983	$4,913,304
Reinvestment of distributions	32,420	38,832	644,961	628,806
Shares redeemed	(324,956)	(178,793)	(6,527,694)	(3,111,119)
Net increase (decrease)	(67,617)	136,045	$(1,380,750)	$2,430,991
VIP Freedom 2045
Initial Class
Shares sold	32,752	24,104	$676,065	$430,904
Reinvestment of distributions	2,452	1,683	49,781	27,831
Shares redeemed	(9,404)	(12,755)	(190,642)	(224,795)
Net increase (decrease)	25,800	13,032	$535,204	$233,940
Service Class
Shares sold	77,197	11,892	$1,573,429	$216,172
Reinvestment of distributions	2,448	931	50,494	15,252
Shares redeemed	(12,312)	(10,212)	(243,713)	(175,969)
Net increase (decrease)	67,333	2,611	$1,380,210	$55,455
Service Class 2
Shares sold	585,284	412,208	$11,866,438	$7,248,526
Reinvestment of distributions	46,595	35,612	931,830	581,142
Shares redeemed	(273,338)	(167,941)	(5,435,275)	(2,967,444)
Net increase (decrease)	358,541	279,879	$7,362,993	$4,862,224
VIP Freedom 2050
Initial Class
Shares sold	87,242	148,055	$1,592,168	$2,398,472
Reinvestment of distributions	13,043	10,095	236,420	150,721
Shares redeemed	(53,636)	(44,082)	(983,739)	(701,862)
Net increase (decrease)	46,649	114,068	$844,849	$1,847,331
Service Class
Shares sold	183,141	110,732	$3,380,759	$1,749,114
Reinvestment of distributions	13,917	11,500	252,890	169,572
Shares redeemed	(104,937)	(50,924)	(1,983,735)	(800,809)
Net increase (decrease)	92,121	71,308	$1,649,914	$1,117,877
Service Class 2
Shares sold	170,001	214,205	$3,050,110	$3,397,931
Reinvestment of distributions	22,932	28,037	405,025	408,801
Shares redeemed	(341,246)	(134,974)	(6,116,802)	(2,139,794)
Net increase (decrease)	(148,313)	107,268	$(2,661,667)	$1,666,938
8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP Freedom 2020 Portfolio
VIP Emerging Markets Portfolio	14%
VIP Value Portfolio	11%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	36%
VIP Value Portfolio	30%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	30%	3	39%
VIP Freedom 2005	85%	–	–%
VIP Freedom 2010	–%	1	89%
VIP Freedom 2015	27%	3	46%
VIP Freedom 2020	–%	1	73%
VIP Freedom 2025	12%	2	49%
VIP Freedom 2030	–%	1	44%
VIP Freedom 2035	–%	5	88%
VIP Freedom 2040	–%	3	71%
VIP Freedom 2045	–%	3	85%
VIP Freedom 2050	–%	5	91%

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the "Funds"), each a fund of the Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 20, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
VIP Freedom Income
Initial Class	- %
Actual		$1,000.00	$1,034.90	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,034.90	$.51
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,034.40	$1.28
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2005
Initial Class	- %
Actual		$1,000.00	$1,045.40	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,044.20	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,044.00	$1.29
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2010
Initial Class	- %
Actual		$1,000.00	$1,053.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,053.40	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,052.90	$1.29
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2015
Initial Class	- %
Actual		$1,000.00	$1,062.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,061.70	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,061.00	$1.30
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2020
Initial Class	- %
Actual		$1,000.00	$1,069.10	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,068.40	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,067.00	$1.30
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2025
Initial Class	- %
Actual		$1,000.00	$1,074.10	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,074.20	$.52
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,072.90	$1.31
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2030
Initial Class	- %
Actual		$1,000.00	$1,086.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,085.50	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,085.60	$1.31
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2035
Initial Class	- %
Actual		$1,000.00	$1,096.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,096.50	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,095.60	$1.32
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2040
Initial Class	- %
Actual		$1,000.00	$1,098.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,098.00	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,096.90	$1.32
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2045
Initial Class	- %
Actual		$1,000.00	$1,098.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,097.80	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,096.80	$1.32
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2050
Initial Class	- %
Actual		$1,000.00	$1,098.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$1,098.10	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$1,096.90	$1.32
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/16/18	02/16/18	$0.002	$0.110
Service Class	02/16/18	02/16/18	$0.002	$0.110
Service Class 2	02/16/18	02/16/18	$0.002	$0.110
VIP Freedom 2005 Portfolio
Initial Class	02/16/18	02/16/18	$0.003	$0.158
Service Class	02/16/18	02/16/18	$0.003	$0.158
Service Class 2	02/16/18	02/16/18	$0.003	$0.158
VIP Freedom 2010 Portfolio
Initial Class	02/16/18	02/16/18	$0.003	$0.342
Service Class	02/16/18	02/16/18	$0.003	$0.342
Service Class 2	02/16/18	02/16/18	$0.003	$0.342
VIP Freedom 2015 Portfolio
Initial Class	02/16/18	02/16/18	$0.003	$0.493
Service Class	02/16/18	02/16/18	$0.003	$0.493
Service Class 2	02/16/18	02/16/18	$0.003	$0.493
VIP Freedom 2020 Portfolio
Initial Class	02/16/18	02/16/18	$0.001	$0.401
Service Class	02/16/18	02/16/18	$0.001	$0.401
Service Class 2	02/16/18	02/16/18	$0.001	$0.401
VIP Freedom 2025 Portfolio
Initial Class	02/16/18	02/16/18	$0.002	$0.250
Service Class	02/16/18	02/16/18	$0.002	$0.250
Service Class 2	02/16/18	02/16/18	$0.002	$0.250
VIP Freedom 2030 Portfolio
Initial Class	02/16/18	02/16/18	$0.002	$0.309
Service Class	02/16/18	02/16/18	$0.002	$0.309
Service Class 2	02/16/18	02/16/18	$0.002	$0.309
VIP Freedom 2035 Portfolio
Initial Class	02/16/18	02/16/18	$0.000	$0.364
Service Class	02/16/18	02/16/18	$0.000	$0.364
Service Class 2	02/16/18	02/16/18	$0.000	$0.364
VIP Freedom 2040 Portfolio
Initial Class	02/16/18	02/16/18	$0.000	$0.363
Service Class	02/16/18	02/16/18	$0.000	$0.363
Service Class 2	02/16/18	02/16/18	$0.000	$0.363
VIP Freedom 2045 Portfolio
Initial Class	02/16/18	02/16/18	$0.000	$0.290
Service Class	02/16/18	02/16/18	$0.000	$0.290
Service Class 2	02/16/18	02/16/18	$0.000	$0.290
VIP Freedom 2050 Portfolio
Initial Class	02/16/18	02/16/18	$0.000	$0.449
Service Class	02/16/18	02/16/18	$0.000	$0.449
Service Class 2	02/16/18	02/16/18	$0.000	$0.449

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$388,817
VIP Freedom 2005 Portfolio	$122,041
VIP Freedom 2010 Portfolio	$8,079,826
VIP Freedom 2015 Portfolio	$3,542,284
VIP Freedom 2020 Portfolio	$22,059,992
VIP Freedom 2025 Portfolio	$2,949,019
VIP Freedom 2030 Portfolio	$7,134,541
VIP Freedom 2035 Portfolio	$939,863
VIP Freedom 2040 Portfolio	$1,334,475
VIP Freedom 2045 Portfolio	$456,096
VIP Freedom 2050 Portfolio	$511,636

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax

VIP Freedom Income Portfolio	12.78%
VIP Freedom 2005 Portfolio	9.46%
VIP Freedom 2010 Portfolio	7.39%
VIP Freedom 2015 Portfolio	5.58%
VIP Freedom 2020 Portfolio	4.59%
VIP Freedom 2025 Portfolio	3.78%
VIP Freedom 2030 Portfolio	2.06%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

December 2017
VIP Freedom Income Portfolio
Initial Class	11%
Service Class	12%
Service Class 2	13%
VIP Freedom 2005 Portfolio
Initial Class	16%
Service Class	16%
Service Class 2	18%
VIP Freedom 2010 Portfolio
Initial Class	20%
Service Class	21%
Service Class 2	23%
VIP Freedom 2015 Portfolio
Initial Class	24%
Service Class	25%
Service Class 2	27%
VIP Freedom 2020 Portfolio
Initial Class	26%
Service Class	27%
Service Class 2	30%
VIP Freedom 2025 Portfolio
Initial Class	28%
Service Class	29%
Service Class 2	32%
VIP Freedom 2030 Portfolio
Initial Class	33%
Service Class	34%
Service Class 2	37%
VIP Freedom 2035 Portfolio
Initial Class	38%
Service Class	40%
Service Class 2	43%
VIP Freedom 2040 Portfolio
Initial Class	39%
Service Class	41%
Service Class 2	45%
VIP Freedom 2045 Portfolio
Initial Class	40%
Service Class	41%
Service Class 2	44%
VIP Freedom 2050 Portfolio
Initial Class	40%
Service Class	42%
Service Class 2	46%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/22/17	$0.0168	$0.0015
Service Class	12/22/17	$0.0160	$0.0015
Service Class 2	12/22/17	$0.0146	$0.0015
VIP Freedom 2005 Portfolio
Initial Class	12/22/17	$0.0222	$0.0021
Service Class	12/22/17	$0.0212	$0.0021
Service Class 2	12/22/17	$0.0197	$0.0021
VIP Freedom 2010 Portfolio
Initial Class	12/22/17	$0.0329	$0.0028
Service Class	12/22/17	$0.0313	$0.0028
Service Class 2	12/22/17	$0.0290	$0.0028
VIP Freedom 2015 Portfolio
Initial Class	12/22/17	$0.0374	$0.0033
Service Class	12/22/17	$0.0358	$0.0033
Service Class 2	12/22/17	$0.0330	$0.0033
VIP Freedom 2020 Portfolio
Initial Class	12/22/17	$0.0437	$0.0038
Service Class	12/22/17	$0.0419	$0.0038
Service Class 2	12/22/17	$0.0388	$0.0038
VIP Freedom 2025 Portfolio
Initial Class	12/22/17	$0.0478	$0.0043
Service Class	12/22/17	$0.0459	$0.0043
Service Class 2	12/22/17	$0.0425	$0.0043
VIP Freedom 2030 Portfolio
Initial Class	12/22/17	$0.0554	$0.0049
Service Class	12/22/17	$0.0534	$0.0049
Service Class 2	12/22/17	$0.0494	$0.0049
VIP Freedom 2035 Portfolio
Initial Class	12/22/17	$0.0966	$0.0085
Service Class	12/22/17	$0.0931	$0.0085
Service Class 2	12/22/17	$0.0871	$0.0085
VIP Freedom 2040 Portfolio
Initial Class	12/22/17	$0.0902	$0.0082
Service Class	12/22/17	$0.0871	$0.0082
Service Class 2	12/22/17	$0.0797	$0.0082
VIP Freedom 2045 Portfolio
Initial Class	12/22/17	$0.0914	$0.0080
Service Class	12/22/17	$0.0890	$0.0080
Service Class 2	12/22/17	$0.0830	$0.0080
VIP Freedom 2050 Portfolio
Initial Class	12/22/17	$0.0861	$0.0076
Service Class	12/22/17	$0.0829	$0.0076
Service Class 2	12/22/17	$0.0755	$0.0076

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement between FMRC and FMR for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts and administration agreements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract and administration agreement, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts and administration agreements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contract and administration agreement. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance. VIP Freedom 2050 Portfolio underperformed its benchmark for the one- and three-year periods ended January 31, 2017, and as a result, the Board will continue to discuss with FMRC the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

VIP Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered fund-paid 12b-1 fees and noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions, pursuant to the administration agreement between FMRC and FMR with respect to each fund.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board noted that the total expense ratio of each class of each fund ranked below the competitive median for 2016.

In considering the total expense ratio of each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Initial Class and Service Class of each fund ranked below the competitive median for 2016. The Board noted that the total expense ratio of Service Class 2 of each of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom Income Portfolio ranked below the competitive median for 2016, the total expense ratio of Service Class 2 of VIP Freedom 2030 Portfolio ranked equal to the competitive median for 2016, and the total expense ratio of Service Class 2 of each other fund ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, for each fund for which Service Class 2 was above the competitive median, the class was above median because of its 12b-1 fees.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFF2K-ANN-0218
1.826371.113

Fidelity® Variable Insurance Products: Freedom Lifetime Income Funds - Portfolios I, II & III Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Lifetime Income® I Portfolio
Investment Summary
Investments
Financial Statements
VIP Freedom Lifetime Income® II Portfolio
Investment Summary
Investments
Financial Statements
VIP Freedom Lifetime Income® III Portfolio
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® I Portfolio	7.62%	5.34%	4.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® I Portfolio on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,273	VIP Freedom Lifetime Income® I Portfolio
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® II Portfolio	12.29%	7.04%	4.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® II Portfolio on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,063	VIP Freedom Lifetime Income® II Portfolio
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® III Portfolio	15.85%	9.37%	5.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® III Portfolio on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,231	VIP Freedom Lifetime Income® III Portfolio
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, returned 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, aided partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there; meanwhile, the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite monetary easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets (EM) group (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as EM debt and U.S. high-yield bonds, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, VIP Freedom Lifetime Income Funds posted gains ranging from roughly 8% to 16%. Each Portfolio finished ahead of its respective Composite benchmark by about a percentage point. (For specific Portfolio results, please refer to the performance section of this report.) Versus Composite benchmarks, most of the value was attributable to results among underlying investments. Top-down asset allocation decisions – in particular, underweighting the U.S. investment-grade debt asset class to fund an allocation to out-of-Composite U.S. high-yield debt – also helped overall. Within the U.S. equity asset class, though, allocations to mid-cap and value investments detracted. Looking at individual results, Fidelity® VIP Growth & Income Portfolio (+17%), the Funds' largest U.S. equity investment, lagged its particular benchmark by 5 percentage points and proved our biggest detractor. Collectively, though, results from underlying actively managed U.S. equity investments helped overall. In the non-U.S. equity asset class, Fidelity® VIP Overseas Portfolio (+30%), which led its specific benchmark by nearly 6 percentage points, and Portfolio Fidelity VIP Emerging Markets Portfolio (+47%), which led by 10 percentage points, aided our relative performance. In fixed income, our overall strategy of underweighting the core fixed-income asset class, combined with an out-of-Composite allocation to Fidelity VIP High Income Portfolio (+7.0%), added value. With an assist from Fidelity VIP Investment Grade Bond Portfolio (+4.2%), aggregate results among underlying fixed-income investments also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Lifetime Income® I Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	59.7
VIP Government Money Market Portfolio Investor Class 1.06%	14.9
VIP High Income Portfolio Investor Class	4.9
VIP Overseas Portfolio Investor Class	4.4
VIP Growth & Income Portfolio Investor Class	3.2
VIP Equity-Income Portfolio Investor Class	2.7
VIP Growth Portfolio Investor Class	2.7
VIP Contrafund Portfolio Investor Class	2.6
VIP Value Portfolio Investor Class	2.0
VIP Emerging Markets Portfolio Investor Class	1.1
98.2

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	15.0%
International Equity Funds	5.5%
Bond Funds	64.6%
Short-Term Funds	14.9%

VIP Freedom Lifetime Income® I Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 15.0%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	9,484	$357,908
VIP Equity-Income Portfolio Investor Class (a)	15,820	376,040
VIP Growth & Income Portfolio Investor Class (a)	19,297	436,501
VIP Growth Portfolio Investor Class (a)	4,947	364,765
VIP Mid Cap Portfolio Investor Class (a)	2,721	105,369
VIP Value Portfolio Investor Class (a)	17,023	277,982
VIP Value Strategies Portfolio Investor Class (a)	9,616	136,359
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,484,615)		2,054,924

International Equity Funds - 5.5%
VIP Emerging Markets Portfolio Investor Class (a)	12,922	157,262
VIP Overseas Portfolio Investor Class (a)	26,345	600,411
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $581,751)		757,673

Bond Funds - 64.6%
VIP High Income Portfolio Investor Class (a)	124,641	676,798
VIP Investment Grade Bond Portfolio Investor Class (a)	640,765	8,169,760
TOTAL BOND FUNDS
(Cost $8,850,353)		8,846,558

Short-Term Funds - 14.9%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $2,031,025)	2,031,025	2,031,025
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $12,947,744)		13,690,180
NET OTHER ASSETS (LIABILITIES) - 0.0%		120
NET ASSETS - 100%		$13,690,300

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
VIP Contrafund Portfolio Investor Class	$399,233	$27,421	$119,009	$24,511	$10,533	$39,730	$357,908
VIP Emerging Markets Portfolio Investor Class	167,232	2,358	74,107	1,120	14,245	47,534	157,262
VIP Equity-Income Portfolio Investor Class	423,425	18,125	97,856	14,498	(8,564)	40,910	376,040
VIP Government Money Market Portfolio Investor Class 1.06%	2,113,593	162,116	244,684	13,529	--	--	2,031,025
VIP Growth & Income Portfolio Investor Class	483,127	19,918	119,164	16,429	25,394	27,226	436,501
VIP Growth Portfolio Investor Class	400,697	34,894	156,417	31,927	60,877	24,714	364,765
VIP High Income Portfolio Investor Class	719,740	42,829	96,947	36,261	(11,585)	22,761	676,798
VIP Investment Grade Bond Portfolio Investor Class	8,218,190	815,710	972,987	232,214	(5,950)	114,797	8,169,760
VIP Mid Cap Portfolio Investor Class	115,197	6,828	30,988	5,987	1,755	12,577	105,369
VIP Overseas Portfolio Investor Class	674,479	13,007	248,815	8,110	(3,561)	165,301	600,411
VIP Value Portfolio Investor Class	312,052	14,759	79,512	10,838	10,709	19,974	277,982
VIP Value Strategies Portfolio Investor Class	151,076	40,486	41,660	38,630	1,461	(15,004)	136,359
Total	$14,178,041	$1,198,451	$2,282,146	$434,054	$95,314	$500,520	$13,690,180

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® I Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $12,947,744) — See accompanying schedule		$13,690,180
Receivable for investments sold		226
Dividends receivable		119
Total assets		13,690,525
Liabilities
Payable for fund shares redeemed	$225
Total liabilities		225
Net Assets		$13,690,300
Net Assets consist of:
Paid in capital		$12,812,190
Undistributed net investment income		1,555
Accumulated undistributed net realized gain (loss) on investments		134,119
Net unrealized appreciation (depreciation) on investments		742,436
Net Assets, for 1,221,475 shares outstanding		$13,690,300
Net Asset Value, offering price and redemption price per share ($13,690,300 ÷ 1,221,475 shares)		$11.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$274,731
Expenses
Independent trustees' fees and expenses	$52
Total expenses before reductions	52
Expense reductions	(52)	–
Net investment income (loss)		274,731
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	95,314
Capital gain distributions from underlying funds	159,323
Total net realized gain (loss)		254,637
Change in net unrealized appreciation (depreciation) on underlying funds		500,520
Net gain (loss)		755,157
Net increase (decrease) in net assets resulting from operations		$1,029,888

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$274,731	$269,646
Net realized gain (loss)	254,637	110,478
Change in net unrealized appreciation (depreciation)	500,520	305,791
Net increase (decrease) in net assets resulting from operations	1,029,888	685,915
Distributions to shareholders from net investment income	(273,176)	(271,204)
Distributions to shareholders from net realized gain	(170,356)	(256,261)
Total distributions	(443,532)	(527,465)
Share transactions
Proceeds from sales of shares	112,904	1,395,743
Reinvestment of distributions	443,532	527,465
Cost of shares redeemed	(1,630,553)	(1,539,041)
Net increase (decrease) in net assets resulting from share transactions	(1,074,117)	384,167
Total increase (decrease) in net assets	(487,761)	542,617
Net Assets
Beginning of period	14,178,061	13,635,444
End of period	$13,690,300	$14,178,061
Other Information
Undistributed net investment income end of period	$1,555	$–
Shares
Sold	9,946	129,750
Issued in reinvestment of distributions	40,052	50,452
Redeemed	(146,477)	(142,283)
Net increase (decrease)	(96,479)	37,919

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income I Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$10.65	$11.01	$10.95	$10.26
Income from Investment Operations
Net investment income (loss)A	.22	.21	.23	.21	.19
Net realized and unrealized gain (loss)	.59	.31	(.27)	.29	.83
Total from investment operations	.81	.52	(.04)	.50	1.02
Distributions from net investment income	(.23)	(.21)	(.24)	(.20)	(.20)
Distributions from net realized gain	(.13)	(.20)	(.09)	(.25)	(.13)
Total distributions	(.36)	(.41)	(.32)B	(.44)C	(.33)
Net asset value, end of period	$11.21	$10.76	$10.65	$11.01	$10.95
Total ReturnD,E	7.62%	5.05%	(.35)%	4.68%	9.96%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.97%	1.90%	2.05%	1.89%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$13,690	$14,178	$13,635	$14,663	$12,991
Portfolio turnover rateG	9%	18%	12%	12%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.088 per share.

 C Total distributions of $.44 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.248 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any Underlying Funds.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	37.4
VIP Government Money Market Portfolio Investor Class 1.06%	12.0
VIP Overseas Portfolio Investor Class	9.7
VIP Growth & Income Portfolio Investor Class	7.1
VIP Equity-Income Portfolio Investor Class	6.1
VIP Growth Portfolio Investor Class	6.0
VIP Contrafund Portfolio Investor Class	5.9
VIP High Income Portfolio Investor Class	4.9
VIP Value Portfolio Investor Class	4.5
VIP Emerging Markets Portfolio Investor Class	2.5
96.1

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.5%
International Equity Funds	12.2%
Bond Funds	42.3%
Short-Term Funds	12.0%

VIP Freedom Lifetime Income® II Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 33.5%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	53,875	$2,033,226
VIP Equity-Income Portfolio Investor Class (a)	89,872	2,136,266
VIP Growth & Income Portfolio Investor Class (a)	109,628	2,479,792
VIP Growth Portfolio Investor Class (a)	28,102	2,071,970
VIP Mid Cap Portfolio Investor Class (a)	15,458	598,516
VIP Value Portfolio Investor Class (a)	96,703	1,579,165
VIP Value Strategies Portfolio Investor Class (a)	54,625	774,587
TOTAL DOMESTIC EQUITY FUNDS
(Cost $8,987,344)		11,673,522

International Equity Funds - 12.2%
VIP Emerging Markets Portfolio Investor Class (a)	72,313	880,044
VIP Overseas Portfolio Investor Class (a)	147,427	3,359,858
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,336,948)		4,239,902

Bond Funds - 42.3%
VIP High Income Portfolio Investor Class (a)	314,389	1,707,134
VIP Investment Grade Bond Portfolio Investor Class (a)	1,021,778	13,027,669
TOTAL BOND FUNDS
(Cost $14,765,498)		14,734,803

Short-Term Funds - 12.0%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $4,169,506)	4,169,506	4,169,506
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $31,259,296)		34,817,733
NET OTHER ASSETS (LIABILITIES) - 0.0%		248
NET ASSETS - 100%		$34,817,981

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
VIP Contrafund Portfolio Investor Class	$1,957,270	$196,739	$392,872	$126,704	$17,845	$254,244	$2,033,226
VIP Emerging Markets Portfolio Investor Class	814,237	34,698	297,318	6,069	39,743	288,684	880,044
VIP Equity-Income Portfolio Investor Class	2,075,331	223,223	341,395	77,268	10,963	168,144	2,136,266
VIP Government Money Market Portfolio Investor Class 1.06%	3,697,673	976,150	504,317	26,409	--	--	4,169,506
VIP Growth & Income Portfolio Investor Class	2,367,908	229,642	409,634	86,209	24,306	267,570	2,479,792
VIP Growth Portfolio Investor Class	1,965,053	229,747	587,120	160,289	70,839	393,451	2,071,970
VIP High Income Portfolio Investor Class	1,717,108	180,119	215,632	91,058	(8,598)	34,137	1,707,134
VIP Investment Grade Bond Portfolio Investor Class	13,182,658	1,341,315	1,674,240	371,287	(6,774)	184,710	13,027,669
VIP Mid Cap Portfolio Investor Class	564,866	60,297	107,123	30,252	5,081	75,395	598,516
VIP Overseas Portfolio Investor Class	3,284,173	158,265	934,070	45,464	(20,274)	871,764	3,359,858
VIP Value Portfolio Investor Class	1,529,673	166,389	281,343	61,196	12,909	151,537	1,579,165
VIP Value Strategies Portfolio Investor Class	740,710	241,986	148,006	195,038	(1,373)	(58,730)	774,587
Total	$33,896,660	$4,038,570	$5,893,070	$1,277,243	$144,667	$2,630,906	$34,817,733

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $31,259,296) — See accompanying schedule		$34,817,733
Cash		4
Receivable for investments sold		574
Dividends receivable		244
Total assets		34,818,555
Liabilities
Payable for fund shares redeemed	$574
Total liabilities		574
Net Assets		$34,817,981
Net Assets consist of:
Paid in capital		$30,866,464
Undistributed net investment income		2,558
Accumulated undistributed net realized gain (loss) on investments		390,522
Net unrealized appreciation (depreciation) on investments		3,558,437
Net Assets, for 2,740,777 shares outstanding		$34,817,981
Net Asset Value, offering price and redemption price per share ($34,817,981 ÷ 2,740,777 shares)		$12.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$594,293
Expenses
Independent trustees' fees and expenses	$129
Total expenses before reductions	129
Expense reductions	(129)	–
Net investment income (loss)		594,293
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	144,667
Capital gain distributions from underlying funds	682,950
Total net realized gain (loss)		827,617
Change in net unrealized appreciation (depreciation) on underlying funds		2,630,906
Net gain (loss)		3,458,523
Net increase (decrease) in net assets resulting from operations		$4,052,816

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$594,293	$575,236
Net realized gain (loss)	827,617	427,307
Change in net unrealized appreciation (depreciation)	2,630,906	804,519
Net increase (decrease) in net assets resulting from operations	4,052,816	1,807,062
Distributions to shareholders from net investment income	(591,734)	(579,748)
Distributions to shareholders from net realized gain	(628,990)	(527,727)
Total distributions	(1,220,724)	(1,107,475)
Share transactions
Proceeds from sales of shares	1,177,281	4,134,149
Reinvestment of distributions	1,220,724	1,107,475
Cost of shares redeemed	(4,308,811)	(2,392,038)
Net increase (decrease) in net assets resulting from share transactions	(1,910,806)	2,849,586
Total increase (decrease) in net assets	921,286	3,549,173
Net Assets
Beginning of period	33,896,695	30,347,522
End of period	$34,817,981	$33,896,695
Other Information
Undistributed net investment income end of period	$2,558	$–
Shares
Sold	97,365	354,202
Issued in reinvestment of distributions	98,613	98,848
Redeemed	(348,172)	(206,893)
Net increase (decrease)	(152,194)	246,157

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income II Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$11.47	$11.76	$11.43	$10.36
Income from Investment Operations
Net investment income (loss)A	.21	.21	.24	.23	.20
Net realized and unrealized gain (loss)	1.22	.44	(.27)	.35	1.12
Total from investment operations	1.43	.65	(.03)	.58	1.32
Distributions from net investment income	(.22)	(.20)	(.24)	(.21)	(.21)
Distributions from net realized gain	(.23)	(.20)	(.03)	(.04)	(.05)
Total distributions	(.45)	(.40)	(.26)B	(.25)	(.25)C
Net asset value, end of period	$12.70	$11.72	$11.47	$11.76	$11.43
Total ReturnD,E	12.29%	5.90%	(.23)%	5.06%	12.76%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.71%	1.84%	2.06%	1.97%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$34,818	$33,897	$30,348	$29,531	$23,071
Portfolio turnover rateG	12%	16%	14%	9%	13%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.238 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.045 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any Underlying Funds.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	29.9
VIP Overseas Portfolio Investor Class	12.7
VIP Growth & Income Portfolio Investor Class	9.4
VIP Equity-Income Portfolio Investor Class	8.1
VIP Growth Portfolio Investor Class	7.8
VIP Contrafund Portfolio Investor Class	7.7
VIP High Income Portfolio Investor Class	6.6
VIP Value Portfolio Investor Class	6.0
VIP Government Money Market Portfolio Investor Class 1.06%	3.4
VIP Emerging Markets Portfolio Investor Class	3.3
94.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	44.1%
International Equity Funds	16.0%
Bond Funds	36.5%
Short-Term Funds	3.4%

VIP Freedom Lifetime Income® III Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 44.1%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	65,959	$2,489,286
VIP Equity-Income Portfolio Investor Class (a)	110,028	2,615,358
VIP Growth & Income Portfolio Investor Class (a)	134,210	3,035,821
VIP Growth Portfolio Investor Class (a)	34,408	2,536,867
VIP Mid Cap Portfolio Investor Class (a)	18,924	732,753
VIP Value Portfolio Investor Class (a)	118,391	1,933,329
VIP Value Strategies Portfolio Investor Class (a)	66,876	948,299
TOTAL DOMESTIC EQUITY FUNDS
(Cost $11,436,471)		14,291,713

International Equity Funds - 16.0%
VIP Emerging Markets Portfolio Investor Class (a)	88,535	1,077,469
VIP Overseas Portfolio Investor Class (a)	180,515	4,113,938
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $4,052,544)		5,191,407

Bond Funds - 36.5%
VIP High Income Portfolio Investor Class (a)	390,460	2,120,198
VIP Investment Grade Bond Portfolio Investor Class (a)	759,737	9,686,654
TOTAL BOND FUNDS
(Cost $11,860,657)		11,806,852

Short-Term Funds - 3.4%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $1,093,268)	1,093,268	1,093,268
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $28,442,940)		32,383,240
NET OTHER ASSETS (LIABILITIES) - 0.0%		65
NET ASSETS - 100%		$32,383,305

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
VIP Contrafund Portfolio Investor Class	$2,246,867	$317,745	$402,824	$152,169	$18,108	$309,390	$2,489,286
VIP Emerging Markets Portfolio Investor Class	935,244	77,092	330,279	7,367	35,691	359,721	1,077,469
VIP Equity-Income Portfolio Investor Class	2,382,199	340,049	323,174	93,315	(843)	217,127	2,615,358
VIP Government Money Market Portfolio Investor Class 1.06%	633,736	530,743	71,211	6,132	--	--	1,093,268
VIP Growth & Income Portfolio Investor Class	2,718,041	360,168	395,142	103,823	25,555	327,199	3,035,821
VIP Growth Portfolio Investor Class	2,256,268	360,843	639,334	191,489	45,469	513,621	2,536,867
VIP High Income Portfolio Investor Class	1,998,435	260,814	169,468	112,463	(22,522)	52,939	2,120,198
VIP Investment Grade Bond Portfolio Investor Class	7,884,126	2,397,648	698,806	262,155	(5,870)	109,556	9,686,654
VIP Mid Cap Portfolio Investor Class	648,479	93,100	105,884	36,190	824	96,234	732,753
VIP Overseas Portfolio Investor Class	3,771,393	330,501	1,015,466	55,515	15,281	1,012,229	4,113,938
VIP Value Portfolio Investor Class	1,755,819	243,582	263,341	74,624	8,767	188,502	1,933,329
VIP Value Strategies Portfolio Investor Class	850,287	310,715	141,620	233,188	(8,666)	(62,417)	948,299
Total	$28,080,894	$5,623,000	$4,556,549	$1,328,430	$111,794	$3,124,101	$32,383,240

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $28,442,940) — See accompanying schedule		$32,383,240
Cash		2
Receivable for investments sold		535
Dividends receivable		64
Total assets		32,383,841
Liabilities
Payable for fund shares redeemed	$536
Total liabilities		536
Net Assets		$32,383,305
Net Assets consist of:
Paid in capital		$28,016,124
Undistributed net investment income		1
Accumulated undistributed net realized gain (loss) on investments		426,880
Net unrealized appreciation (depreciation) on investments		3,940,300
Net Assets, for 2,476,827 shares outstanding		$32,383,305
Net Asset Value, offering price and redemption price per share ($32,383,305 ÷ 2,476,827 shares)		$13.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$544,485
Expenses
Independent trustees' fees and expenses	$115
Total expenses before reductions	115
Expense reductions	(115)	–
Net investment income (loss)		544,485
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	111,794
Capital gain distributions from underlying funds	783,945
Total net realized gain (loss)		895,739
Change in net unrealized appreciation (depreciation) on underlying funds		3,124,101
Net gain (loss)		4,019,840
Net increase (decrease) in net assets resulting from operations		$4,564,325

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$544,485	$480,153
Net realized gain (loss)	895,739	513,489
Change in net unrealized appreciation (depreciation)	3,124,101	700,735
Net increase (decrease) in net assets resulting from operations	4,564,325	1,694,377
Distributions to shareholders from net investment income	(543,806)	(481,855)
Distributions to shareholders from net realized gain	(812,703)	(622,404)
Total distributions	(1,356,509)	(1,104,259)
Share transactions
Proceeds from sales of shares	1,985,174	6,572,340
Reinvestment of distributions	1,356,509	1,104,259
Cost of shares redeemed	(2,247,094)	(1,365,643)
Net increase (decrease) in net assets resulting from share transactions	1,094,589	6,310,956
Total increase (decrease) in net assets	4,302,405	6,901,074
Net Assets
Beginning of period	28,080,900	21,179,826
End of period	$32,383,305	$28,080,900
Other Information
Undistributed net investment income end of period	$1	$–
Shares
Sold	164,920	572,132
Issued in reinvestment of distributions	108,141	100,721
Redeemed	(177,878)	(118,190)
Net increase (decrease)	95,183	554,663

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income III Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$11.59	$11.91	$11.74	$9.99
Income from Investment Operations
Net investment income (loss)A	.22	.23	.27	.25	.23
Net realized and unrealized gain (loss)	1.62	.51	(.30)	.37	1.81
Total from investment operations	1.84	.74	(.03)	.62	2.04
Distributions from net investment income	(.23)	(.21)	(.24)	(.22)	(.20)
Distributions from net realized gain	(.33)	(.33)	(.05)	(.23)	(.09)
Total distributions	(.56)	(.54)	(.29)	(.45)	(.29)
Net asset value, end of period	$13.07	$11.79	$11.59	$11.91	$11.74
Total ReturnB,C	15.85%	6.83%	(.27)%	5.30%	20.43%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.74%	1.95%	2.23%	2.07%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$32,383	$28,081	$21,180	$17,037	$12,661
Portfolio turnover rateE	15%	15%	12%	18%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 E Amount does not include the portfolio activity of any Underlying Funds.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I	$12,991,267	$823,787	$(124,874)	$698,913
VIP Freedom Lifetime Income II	31,379,416	3,727,135	(288,818)	3,438,317
VIP Freedom Lifetime Income III	28,565,795	4,097,830	(280,385)	3,817,445

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$ 2,698	$ 176,499	$ 698,913
VIP Freedom Lifetime Income II	4,828	508,374	3,438,317
VIP Freedom Lifetime Income III	-	549,734	3,817,445

The tax character of distributions paid was as follows:

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$320,892	$122,640	$443,532
VIP Freedom Lifetime Income II	805,936	414,788	1,220,724
VIP Freedom Lifetime Income III	785,498	571,011	1,356,509

December 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$285,411	$242,054	$527,465
VIP Freedom Lifetime Income II	599,641	507,834	1,107,475
VIP Freedom Lifetime Income III	502,907	601,352	1,104,259

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	1,198,451	2,282,146
VIP Freedom Lifetime Income II	4,038,570	5,893,070
VIP Freedom Lifetime Income III	5,623,000	4,556,549

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Lifetime Income I	-%	$52
VIP Freedom Lifetime Income II	-%	$129
VIP Freedom Lifetime Income III	-%	$115

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio (the "Funds"), each a fund of the Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 238 funds..

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
VIP Freedom Lifetime Income I	- %
Actual		$1,000.00	$1,031.40	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Freedom Lifetime Income II	- %
Actual		$1,000.00	$1,052.80	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Freedom Lifetime Income III	- %
Actual		$1,000.00	$1,066.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/16/2018	02/16/2018	$0.002	$0.150
VIP Freedom Lifetime Income II	02/16/2018	02/16/2018	$0.001	$0.190
VIP Freedom Lifetime Income III	02/16/2018	02/16/2018	$0.000	$0.226

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Lifetime Income I	$178,802
VIP Freedom Lifetime Income II	$512,235
VIP Freedom Lifetime Income III	$551,481

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	11.53%
VIP Freedom Lifetime Income II	6.17%
VIP Freedom Lifetime Income III	3.62%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

VIP Freedom Lifetime Income I
December 2017	10%
VIP Freedom Lifetime Income II
December 2017	21%
VIP Freedom Lifetime Income III
December 2017	27%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	12/22/2017	$0.0085	$0.0008
VIP Freedom Lifetime Income II	12/22/2017	$0.0213	$0.0020
VIP Freedom Lifetime Income III	12/22/2017	$0.0287	$0.0027

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement between FMRC and FMR for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts and administration agreements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract and administration agreement, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts and administration agreements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contract and administration agreement. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions, pursuant to the administration agreement between FMRC and FMR with respect to each fund.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2016.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFLI-ANN-0218
1.816199.112

Fidelity® Variable Insurance Products: FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
VIP FundsManager® 20% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 50% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 60% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 70% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 85% Portfolio
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Service Class	7.33%	3.94%	3.61%
Service Class 2	7.19%	3.79%	3.45%
Investor Class	7.24%	3.95%	3.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 20% Portfolio - Investor Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,247	VIP FundsManager® 20% Portfolio - Investor Class
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP FundsManager® 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Service Class	14.45%	7.60%	5.02%
Service Class 2	14.24%	7.42%	4.86%
Investor Class	14.46%	7.60%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 50% Portfolio - Investor Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,306	VIP FundsManager® 50% Portfolio - Investor Class
$22,603	S&P 500® Index

VIP FundsManager® 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Service Class	16.99%	9.01%	5.52%
Service Class 2	16.76%	8.83%	5.36%
Investor Class	16.99%	9.01%	5.52%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 60% Portfolio - Investor Class on August 22, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,111	VIP FundsManager® 60% Portfolio - Investor Class
$22,603	S&P 500® Index

VIP FundsManager® 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Service Class	19.11%	9.99%	5.52%
Service Class 2	18.94%	9.82%	5.36%
Investor Class	19.21%	9.99%	5.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 70% Portfolio - Investor Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,114	VIP FundsManager® 70% Portfolio - Investor Class
$22,603	S&P 500® Index

VIP FundsManager® 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Service Class	23.05%	11.94%	5.78%
Service Class 2	22.90%	11.76%	5.62%
Investor Class	23.13%	11.93%	5.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 85% Portfolio - Investor Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,526	VIP FundsManager® 85% Portfolio - Investor Class
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, gained 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as emerging-markets and U.S. high-yield debt, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, the Portfolios' share classes posted gains ranging from about 7% to 23%, outpacing their respective Composite benchmarks. Aided by a growth-stock tailwind and positive stock market momentum, U.S. equity selection was the principal factor fueling the Portfolios' outperformance. Among underlying U.S. equity funds, Fidelity® Select® Technology Portfolio was the top contributor by a sizable margin. Security selection in foreign developed-markets (DM) stocks also notably contributed versus Composites; here the leading contributor was Fidelity® Overseas Fund. Picks among emerging-markets (EM) equities were also modestly additive. Asset allocation contributed as well. Our overall equity strategy – moderately overweighting foreign DM equities, maintaining about an equal weighting in U.S. stocks and holding a small out-of-benchmark position in EM equities – aided relative performance. Contributions came from our DM and EM exposures, as foreign stocks outperformed U.S. equities for the year in U.S.-dollar terms. On the downside, exposure to commodities detracted for the period. Our overall fixed-income strategy – underweighting investment-grade bonds to help fund out-of-index positions in bank loans, Treasury Inflation-Protected Securities (TIPS), long-term Treasuries and EM debt – was also a net contributor, despite the fact that TIPS underperformed investment-grade bonds this period. At period end, each Portfolio’s total equity allocation was slightly above target, reflecting a moderately increased allocation to commodities to help hedge against the possibility of higher inflation in 2018. Similarly, in fixed income we increased exposure to TIPS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2017, Geoff Stein became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Xuehai En since July 20, 2017.

VIP FundsManager® 20% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	43.5
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%	17.6
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	9.9
Fidelity Inflation-Protected Bond Index Fund Institutional Class	3.7
Fidelity Overseas Fund	2.3
Fidelity Technology Portfolio	2.0
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	1.8
iShares S&P 500 Index ETF	1.5
Fidelity Floating Rate High Income Fund	1.0
Fidelity Mega Cap Stock Fund	1.0
84.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	13.8%
International Equity Funds	8.1%
Bond Funds	50.5%
Short-Term Funds	27.6%

VIP FundsManager® 20% Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 21.9%
	Shares	Value
Fidelity Air Transportation Portfolio (a)	6,470	$545,347
Fidelity Banking Portfolio (a)	36,486	1,290,495
Fidelity Biotechnology Portfolio (a)	2,958	648,913
Fidelity Brokerage and Investment Management Portfolio (a)	3,484	284,833
Fidelity Chemicals Portfolio (a)	1,620	288,919
Fidelity Commodity Strategy Fund (a)	594,739	6,280,442
Fidelity Construction and Housing Portfolio (a)	6,307	409,106
Fidelity Consumer Discretionary Portfolio (a)	137,779	5,710,919
Fidelity Consumer Staples Portfolio (a)	45,341	4,194,088
Fidelity Contrafund (a)	24,860	3,044,565
Fidelity Defense and Aerospace Portfolio (a)	11,403	1,903,687
Fidelity Diversified International Fund (a)	169,391	6,779,012
Fidelity Emerging Asia Fund (a)	17,581	791,868
Fidelity Emerging Markets Discovery Fund (a)	92,368	1,418,774
Fidelity Emerging Markets Fund (a)	178,782	5,855,111
Fidelity Energy Portfolio (a)	75,020	3,352,628
Fidelity Equity-Income Fund (a)	83,006	5,038,472
Fidelity Europe Fund (a)	61,293	2,594,533
Fidelity Extended Market Index Fund Premium Class (a)	360	22,360
Fidelity Financial Services Portfolio (a)	58,372	6,667,195
Fidelity Global Commodity Stock Fund (a)	492,071	6,485,492
Fidelity Health Care Portfolio (a)	31,807	7,117,118
Fidelity Industrial Equipment Portfolio (a)	30,718	1,351,273
Fidelity Industrials Portfolio (a)	70,854	2,606,708
Fidelity Insurance Portfolio (a)	8,720	693,241
Fidelity International Capital Appreciation Fund (a)	74,332	1,565,433
Fidelity International Discovery Fund (a)	123,674	5,646,974
Fidelity International Enhanced Index Fund (a)	515,603	5,228,217
Fidelity International Small Cap Fund (a)	100,773	3,013,116
Fidelity International Small Cap Opportunities Fund (a)	144,500	2,794,621
Fidelity International Value Fund (a)	408,369	3,699,827
Fidelity Japan Smaller Companies Fund (a)	198,247	3,758,756
Fidelity Leisure Portfolio (a)	2,408	399,725
Fidelity Low-Priced Stock Fund (a)	93,250	5,084,008
Fidelity Materials Portfolio (a)	20,499	1,864,826
Fidelity Medical Equipment and Systems Portfolio (a)	14,063	617,066
Fidelity Mega Cap Stock Fund (a)	436,026	7,599,940
Fidelity Multimedia Portfolio (a)	5,953	473,209
Fidelity Natural Gas Portfolio (a)	162	3,887
Fidelity Overseas Fund (a)	351,474	17,819,753
Fidelity Pacific Basin Fund (a)	39,063	1,385,939
Fidelity Real Estate Investment Portfolio (a)	49,416	2,065,589
Fidelity Technology Portfolio (a)	88,113	15,749,249
Fidelity Telecommunications Portfolio (a)	16,521	973,395
Fidelity Transportation Portfolio (a)	3,864	402,893
Fidelity Utilities Portfolio (a)	20,488	1,634,310
Fidelity Value Discovery Fund (a)	89,423	2,587,016
iShares S&P 500 Index ETF	44,341	11,921,078
TOTAL EQUITY FUNDS
(Cost $144,364,512)		171,663,926

Fixed-Income Funds - 50.5%
Fidelity Floating Rate High Income Fund (a)	812,360	7,814,907
Fidelity Focused High Income Fund (a)	31	272
Fidelity Inflation-Protected Bond Index Fund Institutional Class (a)	2,994,840	29,469,230
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	1,064,744	14,139,803
Fidelity New Markets Income Fund (a)	245,663	3,984,659
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	29,465,239	341,502,115
TOTAL FIXED-INCOME FUNDS
(Cost $387,167,370)		396,910,986

Money Market Funds - 27.6%
Fidelity Cash Central Fund, 1.36% (b)	777,872	778,027
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19% (a)(c)	77,831,034	77,831,034
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%(a)(c)	138,451,857	138,479,547
TOTAL MONEY MARKET FUNDS
(Cost $217,088,597)		217,088,608
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $748,620,479)		785,663,520
NET OTHER ASSETS (LIABILITIES) - 0.0%		(125,295)
NET ASSETS - 100%		$785,538,225

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,616
Total	$1,616

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$217,023	$1,059,779	$865,927	$53,583	$74,392	$60,080	$545,347
Fidelity Banking Portfolio	5,859,884	50,313	4,794,646	33,278	1,421,332	(1,246,388)	1,290,495
Fidelity Biotechnology Portfolio	3,995,109	2,586,889	7,151,443	9,019	998,509	219,849	648,913
Fidelity Blue Chip Growth Fund	78,789	365,121	483,928	1,518	38,698	1,320	--
Fidelity Brokerage and Investment Management Portfolio	--	1,783,976	1,749,672	43,591	207,472	43,057	284,833
Fidelity Canada Fund	431,959	9,971	465,770	--	18,882	4,958	--
Fidelity Chemicals Portfolio	4,668,023	982,311	6,191,356	116,414	1,068,016	(238,075)	288,919
Fidelity Commodity Strategy Fund	--	6,102,724	33,442	17,296	(782)	211,942	6,280,442
Fidelity Construction and Housing Portfolio	135,549	423,411	139,335	39,401	46,436	(56,955)	409,106
Fidelity Consumer Discretionary Portfolio	9,184,960	591,898	5,276,125	222,752	877,842	332,344	5,710,919
Fidelity Consumer Staples Portfolio	7,454,481	512,069	4,134,645	391,750	995,799	(633,616)	4,194,088
Fidelity Contrafund	--	3,176,169	15,885	162,089	(543)	(115,176)	3,044,565
Fidelity Defense and Aerospace Portfolio	4,323,196	497,279	4,156,302	87,227	1,019,051	220,463	1,903,687
Fidelity Diversified International Fund	144,810	7,659,317	1,160,388	341,472	90,293	44,980	6,779,012
Fidelity Dividend Growth Fund	23,130	1,485	26,325	1,485	10,913	(9,203)	--
Fidelity Emerging Asia Fund	1,838,989	16,845	1,661,710	6,824	399,209	198,535	791,868
Fidelity Emerging Markets Discovery Fund	--	1,405,184	7,525	31,145	(110)	21,225	1,418,774
Fidelity Emerging Markets Fund	3,077,400	1,263,986	30,516	33,644	(130)	1,544,371	5,855,111
Fidelity Energy Portfolio	7,227,726	1,017,695	4,602,763	60,595	(140,821)	(149,209)	3,352,628
Fidelity Energy Service Portfolio	914,248	1,125,117	1,658,008	--	(350,928)	(30,429)	--
Fidelity Environmental and Alternative Energy Portfolio	39,354	347,966	415,257	1,337	30,343	(2,406)	--
Fidelity Equity Dividend Income Fund	747,422	615,011	1,399,453	1,632	134,012	(96,992)	--
Fidelity Equity-Income Fund	--	6,144,360	1,115,311	139,533	(2,830)	12,253	5,038,472
Fidelity Europe Fund	154,384	2,330,534	194,795	63,934	4,480	299,930	2,594,533
Fidelity Extended Market Index Fund Premium Class	18,920	1,192	--	1,192	--	2,248	22,360
Fidelity Financial Services Portfolio	6,733,933	2,261,555	3,366,539	308,245	209,718	828,528	6,667,195
Fidelity Floating Rate High Income Fund	17,235,740	1,154,214	10,566,758	515,904	169,060	(177,349)	7,814,907
Fidelity Focused High Income Fund	254	11	--	11	--	7	272
Fidelity Global Commodity Stock Fund	2,019,156	4,300,672	290,349	86,486	(18,980)	474,993	6,485,492
Fidelity Gold Portfolio	138,494	333	146,674	333	(225,753)	233,600	--
Fidelity Health Care Portfolio	3,540,892	7,294,215	4,358,505	169,839	156,675	483,841	7,117,118
Fidelity Health Care Services Portfolio	--	2,029,677	2,027,272	--	(2,405)	--	--
Fidelity Industrial Equipment Portfolio	2,440,483	135,703	1,434,636	118,667	103,118	106,605	1,351,273
Fidelity Industrials Portfolio	2,323,025	2,560,603	2,410,630	95,181	1,464,357	(1,330,647)	2,606,708
Fidelity Inflation-Protected Bond Index Fund Institutional Class	15,155,316	28,167,553	13,999,249	352,636	309,519	(163,909)	29,469,230
Fidelity Insurance Portfolio	7,140,619	1,384,171	8,282,332	87,614	2,609,447	(2,158,664)	693,241
Fidelity International Capital Appreciation Fund	2,601,628	70,311	1,867,360	50,270	299,167	461,687	1,565,433
Fidelity International Discovery Fund	414,483	5,588,874	377,298	274,771	19,997	918	5,646,974
Fidelity International Enhanced Index Fund	--	5,044,870	27,590	84,323	(260)	211,197	5,228,217
Fidelity International Index Fund Premium Class	7,080,181	2,224,696	11,129,472	5,592	2,098,371	(273,776)	--
Fidelity International Real Estate Fund	11,653	305	14,198	305	4,235	(1,995)	--
Fidelity International Small Cap Fund	7,733,455	246,783	6,807,306	100,287	1,055,076	785,108	3,013,116
Fidelity International Small Cap Opportunities Fund	2,531,502	2,089,673	2,726,870	55,602	220,642	679,674	2,794,621
Fidelity International Value Fund	--	3,734,439	19,647	60,341	(163)	(14,802)	3,699,827
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	101,890,397	69,890,785	93,950,148	758,648	--	--	77,831,034
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%	--	164,559,425	26,079,885	375,755	(4)	11	138,479,547
Fidelity Investments Money Market Treasury Portfolio Institutional Class 0.90%	116,570,396	670,340	117,240,736	674,617	--	--	--
Fidelity IT Services Portfolio	65,643	--	68,478	--	52,762	(49,927)	--
Fidelity Japan Fund	2,486,628	124,140	3,338,942	--	636,459	91,715	--
Fidelity Japan Smaller Companies Fund	2,086,539	1,071,347	16,721	148,264	(392)	617,983	3,758,756
Fidelity Large Cap Stock Fund	1,276,920	400,187	1,734,146	2,271	85,785	(28,746)	--
Fidelity Leisure Portfolio	--	1,584,782	1,280,090	23,568	75,295	19,738	399,725
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	8,570,293	75,245	62,519	(1,113)	175,049	14,139,803
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,805,127	3,760,035	114,218	67,178	(1,822)	21,697	--
Fidelity Low-Priced Stock Fund	--	4,957,685	15,885	43,605	1	142,207	5,084,008
Fidelity Materials Portfolio	119,193	1,781,041	59,616	76,270	4,139	20,069	1,864,826
Fidelity Medical Equipment and Systems Portfolio	8,268,474	2,475,475	11,749,879	53,440	1,453,808	169,188	617,066
Fidelity Mega Cap Stock Fund	--	7,560,790	24,246	152,397	(116)	63,512	7,599,940
Fidelity Multimedia Portfolio	744,989	979,642	1,303,508	39,546	18,476	33,610	473,209
Fidelity Natural Gas Portfolio	4,608	147	--	147	--	(868)	3,887
Fidelity New Markets Income Fund	3,949,714	1,015,528	1,119,664	218,556	(14,067)	153,148	3,984,659
Fidelity Nordic Fund	1,250,724	600,591	1,941,024	--	85,607	4,102	--
Fidelity OTC Portfolio	71,053	267,984	364,934	1,627	35,915	(10,018)	--
Fidelity Overseas Fund	12,997,931	8,985,148	8,580,680	281,819	746,304	3,671,050	17,819,753
Fidelity Pacific Basin Fund	1,672,908	75,057	947,107	58,021	227,364	357,717	1,385,939
Fidelity Real Estate Investment Portfolio	2,932,384	900,650	1,746,172	61,589	111,566	(132,839)	2,065,589
Fidelity Retailing Portfolio	2,789,498	--	2,950,289	--	1,123,994	(963,203)	--
Fidelity Semiconductors Portfolio	5,490,805	176,078	6,173,206	176,078	1,887,187	(1,380,864)	--
Fidelity Series Commodity Strategy Fund	3,652,915	127,462	3,594,023	--	(96,731)	(89,623)	--
Fidelity Small Cap Value Fund	137,907	471,419	638,213	11,018	27,099	1,788	--
Fidelity Software and IT Services Portfolio	5,570,581	29,852	6,168,923	16,958	1,237,086	(668,596)	--
Fidelity Stock Selector Large Cap Value Fund	171,165	231,833	418,011	67	16,674	(1,661)	--
Fidelity Technology Portfolio	16,396,670	5,196,882	13,167,350	1,482,507	3,863,536	3,459,511	15,749,249
Fidelity Telecom and Utilities Fund	--	301,106	302,085	3,464	979	--	--
Fidelity Telecommunications Portfolio	3,838,407	595,872	3,265,492	209,782	343,285	(538,677)	973,395
Fidelity Transportation Portfolio	1,965,389	120,251	1,912,090	35,278	299,455	(70,112)	402,893
Fidelity U.S. Bond Index Fund Institutional Premium Class	319,312,189	47,360,866	27,751,691	8,356,253	(421,807)	3,002,558	341,502,115
Fidelity Utilities Portfolio	1,633,602	1,319,058	1,404,544	87,029	126,152	(39,958)	1,634,310
Fidelity Value Discovery Fund	--	2,794,352	304,182	18,660	2,261	94,585	2,587,016
Total	$746,788,926	$447,315,363	$457,384,635	$17,724,049	$27,336,493	$8,908,268	$772,964,415

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,554,090)	$11,921,078
Fidelity Central Funds (cost $778,027)	778,027
Affiliated issuers (cost $736,288,362)	772,964,415
Total Investment in Securities (cost $748,620,479)		$785,663,520
Cash		5,914
Receivable for investments sold		45,245
Receivable for fund shares sold		1,908
Dividends receivable		175
Distributions receivable from Fidelity Central Funds		797
Total assets		785,717,559
Liabilities
Payable for fund shares redeemed	$47,883
Accrued management fee	130,433
Distribution and service plan fees payable	1,018
Total liabilities		179,334
Net Assets		$785,538,225
Net Assets consist of:
Paid in capital		$718,001,972
Undistributed net investment income		594,616
Accumulated undistributed net realized gain (loss) on investments		29,898,596
Net unrealized appreciation (depreciation) on investments		37,043,041
Net Assets		$785,538,225
Service Class:
Net Asset Value, offering price and redemption price per share ($59,065 ÷ 5,080 shares)		$11.63
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,188,287 ÷ 705,976 shares)		$11.60
Investor Class:
Net Asset Value, offering price and redemption price per share ($777,290,873 ÷ 66,882,496 shares)		$11.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$56,429
Affiliated issuers		12,068,075
Income from Fidelity Central Funds		1,616
Total income		12,126,120
Expenses
Management fee	$1,877,513
Distribution and service plan fees	19,947
Independent trustees' fees and expenses	2,793
Total expenses before reductions	1,900,253
Expense reductions	(384,091)	1,516,162
Net investment income (loss)		10,609,958
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated issuers	27,336,493
Realized gain distributions from underlying funds:
Affiliated issuers	5,655,974
Total net realized gain (loss)		32,992,467
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	366,988
Other affiliated issuers	8,908,268
Total change in net unrealized appreciation (depreciation)		9,275,256
Net gain (loss)		42,267,723
Net increase (decrease) in net assets resulting from operations		$52,877,681

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,609,958	$9,357,962
Net realized gain (loss)	32,992,467	2,694,630
Change in net unrealized appreciation (depreciation)	9,275,256	8,292,412
Net increase (decrease) in net assets resulting from operations	52,877,681	20,345,004
Distributions to shareholders from net investment income	(10,031,370)	(9,356,440)
Distributions to shareholders from net realized gain	(4,376,254)	(9,720,501)
Total distributions	(14,407,624)	(19,076,941)
Share transactions - net increase (decrease)	405,746	10,967,655
Total increase (decrease) in net assets	38,875,803	12,235,718
Net Assets
Beginning of period	746,662,422	734,426,704
End of period	$785,538,225	$746,662,422
Other Information
Undistributed net investment income end of period	$594,616	$16,026

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 20% Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$11.02	$11.51	$11.33	$11.10
Income from Investment Operations
Net investment income (loss)A	.16	.14	.13	.15	.14
Net realized and unrealized gain (loss)	.65	.17	(.13)	.32	.47
Total from investment operations	.81	.31	–B	.47	.61
Distributions from net investment income	(.15)	(.14)	(.13)	(.15)	(.14)
Distributions from net realized gain	(.07)	(.15)	(.36)	(.15)	(.24)
Total distributions	(.22)	(.29)	(.49)	(.29)C	(.38)
Net asset value, end of period	$11.63	$11.04	$11.02	$11.51	$11.33
Total ReturnD,E	7.33%	2.83%	(.03)%	4.21%	5.53%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.41%	1.25%	1.16%	1.31%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$59	$60	$62	$68	$72
Portfolio turnover rateF,I	61%	58%	44%	28%	25%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 20% Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$11.00	$11.49	$11.32	$11.08
Income from Investment Operations
Net investment income (loss)A	.14	.12	.11	.13	.12
Net realized and unrealized gain (loss)	.65	.17	(.12)	.32	.48
Total from investment operations	.79	.29	(.01)	.45	.60
Distributions from net investment income	(.13)	(.13)	(.12)	(.13)	(.12)
Distributions from net realized gain	(.07)	(.15)	(.36)	(.15)	(.24)
Total distributions	(.20)	(.28)	(.48)	(.28)	(.36)
Net asset value, end of period	$11.60	$11.01	$11.00	$11.49	$11.32
Total ReturnB,C	7.19%	2.66%	(.17)%	3.98%	5.46%
Ratios to Average Net AssetsD,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.26%	1.10%	1.01%	1.16%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$8,188	$7,529	$1,454	$1,426	$1,197
Portfolio turnover rateD,G	61%	58%	44%	28%	25%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 20% Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$11.01	$11.50	$11.33	$11.09
Income from Investment Operations
Net investment income (loss)A	.16	.14	.13	.15	.14
Net realized and unrealized gain (loss)	.64	.18	(.13)	.31	.48
Total from investment operations	.80	.32	–B	.46	.62
Distributions from net investment income	(.15)	(.14)	(.13)	(.15)	(.14)
Distributions from net realized gain	(.07)	(.15)	(.36)	(.15)	(.24)
Total distributions	(.22)	(.29)	(.49)	(.29)C	(.38)
Net asset value, end of period	$11.62	$11.04	$11.01	$11.50	$11.33
Total ReturnD,E	7.24%	2.93%	(.03)%	4.12%	5.62%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.41%	1.25%	1.16%	1.31%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$777,291	$739,074	$732,911	$760,583	$694,546
Portfolio turnover rateF,I	61%	58%	44%	28%	25%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	33.4
Fidelity Technology Portfolio	6.3
Fidelity Overseas Fund	6.2
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%	4.0
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	3.4
iShares S&P 500 Index ETF	3.0
Fidelity Health Care Portfolio	2.8
Fidelity Financial Services Portfolio	2.7
Fidelity Consumer Discretionary Portfolio	2.3
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	2.3
66.4

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	36.2%
International Equity Funds	17.3%
Bond Funds	40.1%
Short-Term Funds	6.4%

VIP FundsManager® 50% Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 53.5%
	Shares	Value
Fidelity Air Transportation Portfolio (a)	174,961	$14,747,470
Fidelity Banking Portfolio (a)	979,320	34,638,556
Fidelity Biotechnology Portfolio (a)	89,101	19,549,696
Fidelity Brokerage and Investment Management Portfolio (a)	95,456	7,804,487
Fidelity Chemicals Portfolio (a)	41,150	7,337,432
Fidelity Commodity Strategy Fund (a)	6,306,247	66,593,972
Fidelity Construction and Housing Portfolio (a)	170,997	11,092,599
Fidelity Consumer Discretionary Portfolio (a)	3,708,387	153,712,647
Fidelity Consumer Staples Portfolio (a)	1,215,840	112,465,179
Fidelity Contrafund (a)	666,983	81,685,393
Fidelity Defense and Aerospace Portfolio (a)	303,892	50,734,762
Fidelity Diversified International Fund (a)	2,989,855	119,653,990
Fidelity Emerging Asia Fund (a)	223,915	10,085,110
Fidelity Emerging Markets Discovery Fund (a)	1,174,303	18,037,291
Fidelity Emerging Markets Fund (a)	2,275,863	74,534,500
Fidelity Energy Portfolio (a)	2,017,227	90,149,858
Fidelity Equity-Income Fund (a)	1,553,085	94,272,283
Fidelity Europe Fund (a)	1,079,836	45,709,460
Fidelity Financial Services Portfolio (a)	1,574,434	179,831,845
Fidelity Global Commodity Stock Fund (a)	5,227,927	68,904,073
Fidelity Health Care Portfolio (a)	850,351	190,274,554
Fidelity Industrial Equipment Portfolio (a)	822,965	36,202,251
Fidelity Industrials Portfolio (a)	1,895,622	69,739,946
Fidelity Insurance Portfolio (a)	237,462	18,878,213
Fidelity International Capital Appreciation Fund (a)	1,312,740	27,646,304
Fidelity International Discovery Fund (a)	2,179,562	99,518,789
Fidelity International Enhanced Index Fund (a)	9,086,875	92,140,913
Fidelity International Small Cap Fund (a)	1,783,792	53,335,370
Fidelity International Small Cap Opportunities Fund (a)	2,560,530	49,520,645
Fidelity International Value Fund (a)	7,177,557	65,028,668
Fidelity Japan Smaller Companies Fund (a)	3,240,330	61,436,651
Fidelity Leisure Portfolio (a)	63,265	10,502,583
Fidelity Low-Priced Stock Fund (a)	1,747,923	95,296,782
Fidelity Materials Portfolio (a)	550,290	50,059,868
Fidelity Medical Equipment and Systems Portfolio (a)	376,703	16,529,722
Fidelity Mega Cap Stock Fund (a)	8,126,725	141,648,822
Fidelity Multimedia Portfolio (a)	158,259	12,580,033
Fidelity Overseas Fund (a)	8,177,567	414,602,655
Fidelity Pacific Basin Fund (a)	686,215	24,346,923
Fidelity Real Estate Investment Portfolio (a)	1,320,900	55,213,638
Fidelity Technology Portfolio (a)	2,358,750	421,603,033
Fidelity Telecommunications Portfolio (a)	445,375	26,241,468
Fidelity Transportation Portfolio (a)	106,829	11,140,085
Fidelity Utilities Portfolio (a)	547,789	43,697,149
Fidelity Value Discovery Fund (a)	1,636,658	47,348,530
iShares S&P 500 Index ETF	743,100	199,782,435
TOTAL EQUITY FUNDS
(Cost $2,995,147,802)		3,595,856,633

Fixed-Income Funds - 40.1%
Fidelity Floating Rate High Income Fund (a)	6,914,299	66,515,556
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	23,401,347	230,269,258
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	9,053,774	120,234,118
Fidelity New Markets Income Fund (a)	2,072,613	33,617,791
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	193,777,686	2,245,883,377
TOTAL FIXED-INCOME FUNDS
(Cost $2,683,938,600)		2,696,520,100

Money Market Funds - 6.4%
Fidelity Cash Central Fund, 1.36% (b)	5,605,797	5,606,918
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19% (a)(c)	153,462,044	153,462,044
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%(a)(c)	273,722,266	273,777,011
TOTAL MONEY MARKET FUNDS
(Cost $432,845,973)		432,845,973
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $6,111,932,375)		6,725,222,706
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,164,313)
NET ASSETS - 100%		$6,724,058,393

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,072
Total	$16,072

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity 500 Index Fund Premium Class	$249,570	$4,308	$293,946	$4,307	$113,768	$(73,700)	$--
Fidelity Air Transportation Portfolio	3,228,213	19,963,062	10,953,738	1,345,019	922,701	1,587,232	14,747,470
Fidelity Banking Portfolio	104,055,617	902,402	76,481,392	884,569	17,413,537	(11,251,608)	34,638,556
Fidelity Biotechnology Portfolio	41,944,342	45,763,929	82,152,041	273,984	7,918,372	6,075,094	19,549,696
Fidelity Blue Chip Growth Fund	16,782,049	1,776,665	19,807,552	--	3,387,640	(2,138,802)	--
Fidelity Blue Chip Value Fund	27,131,447	55,482	28,990,027	55,483	5,349,491	(3,546,393)	--
Fidelity Brokerage and Investment Management Portfolio	--	20,094,329	14,908,149	679,753	1,436,341	1,181,966	7,804,487
Fidelity Canada Fund	3,879,221	4,359	4,028,163	--	93,865	50,718	--
Fidelity Chemicals Portfolio	85,242,958	15,766,536	109,606,671	2,427,556	20,212,175	(4,277,566)	7,337,432
Fidelity Commodity Strategy Fund	--	65,369,768	660,918	169,188	(9,897)	1,895,019	66,593,972
Fidelity Computers Portfolio	1,168,396	26,902	1,416,087	26,902	911,140	(690,351)	--
Fidelity Construction and Housing Portfolio	26,588,220	1,844,113	20,498,761	1,838,957	5,351,588	(2,192,561)	11,092,599
Fidelity Consumer Discretionary Portfolio	171,405,349	8,665,585	52,373,522	5,991,664	5,285,317	20,729,918	153,712,647
Fidelity Consumer Finance Portfolio	701,339	839	802,410	839	130,602	(30,370)	--
Fidelity Consumer Staples Portfolio	139,005,855	10,038,643	42,374,074	9,807,417	2,129,997	3,664,758	112,465,179
Fidelity Contrafund	1,293,886	85,466,882	2,145,686	4,367,415	173,726	(3,103,415)	81,685,393
Fidelity Defense and Aerospace Portfolio	54,020,556	18,716,786	40,371,335	1,902,580	8,208,590	10,160,165	50,734,762
Fidelity Diversified International Fund	129,527,483	31,825,390	68,968,750	6,040,661	6,780,730	20,489,137	119,653,990
Fidelity Dividend Growth Fund	186,138	11,951	211,849	11,951	87,821	(74,061)	--
Fidelity Emerging Asia Fund	31,034,521	92,009	33,875,499	87,111	9,071,663	3,762,416	10,085,110
Fidelity Emerging Markets Discovery Fund	--	17,942,051	172,539	395,660	(1,008)	268,787	18,037,291
Fidelity Emerging Markets Fund	14,874,494	51,730,589	722,951	429,234	1,287	8,651,081	74,534,500
Fidelity Energy Portfolio	124,120,912	9,991,320	39,154,828	1,553,436	(2,812,288)	(1,995,258)	90,149,858
Fidelity Energy Service Portfolio	19,278,754	18,005,043	30,631,416	--	(5,737,250)	(915,131)	--
Fidelity Environmental and Alternative Energy Portfolio	1,547,624	322,152	2,160,975	52,571	389,416	(98,217)	--
Fidelity Equity Dividend Income Fund	26,433,566	5,869,741	33,396,731	135,875	3,672,827	(2,579,403)	--
Fidelity Equity-Income Fund	--	98,283,986	4,195,981	3,785,716	13,126	171,152	94,272,283
Fidelity Europe Fund	76,981,504	19,062,625	73,124,842	1,125,598	10,479,100	12,311,073	45,709,460
Fidelity Financial Services Portfolio	153,956,544	24,201,656	23,343,326	7,643,121	1,708,508	23,308,463	179,831,845
Fidelity Floating Rate High Income Fund	127,474,793	6,849,703	67,671,544	4,129,563	(89,395)	(48,001)	66,515,556
Fidelity Focused High Income Fund	14,455	--	14,574	43	805	(686)	--
Fidelity Global Commodity Stock Fund	16,240,624	52,115,424	3,355,430	920,923	(19,605)	3,923,060	68,904,073
Fidelity Gold Portfolio	116,855	282	123,757	281	(201,269)	207,889	--
Fidelity Growth Company Fund	219,137	--	292,995	--	194,477	(120,619)	--
Fidelity Health Care Portfolio	157,486,394	32,743,876	31,740,494	4,537,691	1,085,756	30,699,022	190,274,554
Fidelity Health Care Services Portfolio	--	15,694,980	15,592,652	--	(102,328)	--	--
Fidelity Industrial Equipment Portfolio	41,713,050	2,585,382	12,547,523	2,098,646	964,338	3,487,004	36,202,251
Fidelity Industrials Portfolio	96,905,765	8,477,913	44,860,089	3,718,971	3,604,598	5,611,759	69,739,946
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	125,010,867	220,859,689	116,754,750	2,774,222	2,626,785	(1,473,333)	230,269,258
Fidelity Insurance Portfolio	99,364,695	2,825,770	89,877,967	2,365,592	18,377,857	(11,812,142)	18,878,213
Fidelity International Capital Appreciation Fund	25,295,025	903,245	5,281,392	889,759	(56,724)	6,786,150	27,646,304
Fidelity International Discovery Fund	69,246,416	30,143,129	17,037,084	4,853,190	1,320,129	15,846,199	99,518,789
Fidelity International Enhanced Index Fund	--	88,876,724	915,441	1,489,464	(8,487)	4,188,117	92,140,913
Fidelity International Index Fund Institutional Class	123,719,149	5,628,044	158,438,185	102,829	37,788,468	(8,697,476)	--
Fidelity International Real Estate Fund	156,000	4,077	190,064	4,077	45,811	(15,824)	--
Fidelity International Small Cap Fund	74,906,791	3,988,988	45,073,209	1,779,185	7,189,324	12,323,476	53,335,370
Fidelity International Small Cap Opportunities Fund	43,846,051	8,710,650	17,143,618	987,384	1,964,351	12,143,211	49,520,645
Fidelity International Value Fund	--	65,943,327	643,464	1,062,939	(3,234)	(267,961)	65,028,668
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	555,451,428	212,083,109	614,072,493	4,358,620	--	--	153,462,044
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%	--	283,933,886	10,156,856	719,656	(19)	--	273,777,011
Fidelity IT Services Portfolio	412,811	--	427,291	--	182,351	(167,871)	--
Fidelity Japan Fund	23,157,911	997,198	30,810,463	--	6,540,104	115,250	--
Fidelity Japan Smaller Companies Fund	59,270,110	6,552,208	22,013,471	2,624,861	5,584,627	12,043,177	61,436,651
Fidelity Large Cap Stock Fund	30,702,635	2,233,933	36,131,962	392,029	8,847,279	(5,651,885)	--
Fidelity Leisure Portfolio	--	21,529,874	12,139,767	618,796	684,491	427,985	10,502,583
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	64,630,038	1,326,667	554,495	3,313	2,045,489	120,234,118
Fidelity Long-Term Treasury Bond Index Fund Premium Class	28,589,507	28,086,822	2,253,792	830,423	(29,270)	488,678	--
Fidelity Low-Priced Stock Fund	--	93,133,447	802,538	1,172,994	9,044	2,956,829	95,296,782
Fidelity Magellan Fund	14,042	853	17,321	853	4,568	(2,142)	--
Fidelity Materials Portfolio	5,687,581	50,410,563	6,263,855	2,025,441	673,226	(447,647)	50,059,868
Fidelity Medical Equipment and Systems Portfolio	92,407,877	25,321,816	123,455,492	1,288,421	15,896,485	6,359,036	16,529,722
Fidelity Mega Cap Stock Fund	--	141,902,075	1,207,473	4,110,887	8,038	946,182	141,648,822
Fidelity Multimedia Portfolio	13,759,157	15,105,518	17,309,154	839,834	134,695	889,817	12,580,033
Fidelity Nasdaq Composite Index Fund	774,368	--	844,893	--	464,773	(394,248)	--
Fidelity Natural Gas Portfolio	--	900,000	934,863	--	34,863	--	--
Fidelity Natural Resources Portfolio	--	1,000,000	1,082,362	--	82,362	--	--
Fidelity New Markets Income Fund	34,628,992	2,910,981	5,298,526	1,970,118	(61,141)	1,437,485	33,617,791
Fidelity Nordic Fund	21,365,927	289,290	25,264,755	--	4,739,588	(1,130,050)	--
Fidelity OTC Portfolio	11,540,314	936,020	13,772,955	3,161	2,936,162	(1,639,541)	--
Fidelity Overseas Fund	236,201,143	166,701,824	62,483,363	4,983,898	(258,862)	74,441,913	414,602,655
Fidelity Pacific Basin Fund	9,498,141	11,986,764	239,029	1,018,647	(1,458)	3,102,505	24,346,923
Fidelity Real Estate Investment Portfolio	25,996,290	45,516,425	15,261,495	1,085,780	800,911	(1,838,493)	55,213,638
Fidelity Retailing Portfolio	41,290,828	67	44,118,120	--	13,744,538	(10,917,313)	--
Fidelity Semiconductors Portfolio	87,001,142	3,083,314	100,771,335	3,083,156	31,808,292	(21,121,413)	--
Fidelity Series Commodity Strategy Fund	30,864,013	2,106,128	31,316,072	--	(862,000)	(792,069)	--
Fidelity Small Cap Growth Fund	117,200	7,212	146,738	7,212	40,418	(18,092)	--
Fidelity Small Cap Stock Fund	429,507	13,701	466,679	13,701	72,306	(48,835)	--
Fidelity Small Cap Value Fund	1,516,313	365,132	1,987,178	41,751	155,434	(49,701)	--
Fidelity Software and IT Services Portfolio	127,217,968	1,330,819	143,378,552	1,252,888	27,716,122	(12,886,357)	--
Fidelity Stock Selector Large Cap Value Fund	87,157,908	2,175,257	94,816,447	29,037	15,252,019	(9,768,737)	--
Fidelity Technology Portfolio	302,461,967	185,427,472	213,314,640	35,965,912	51,430,949	95,597,285	421,603,033
Fidelity Telecom and Utilities Fund	--	2,335,508	2,343,130	26,865	7,622	--	--
Fidelity Telecommunications Portfolio	71,488,029	18,876,963	59,431,155	5,213,556	6,065,144	(10,757,513)	26,241,468
Fidelity Transportation Portfolio	11,275,523	4,822,849	6,967,726	613,379	439,007	1,570,432	11,140,085
Fidelity U.S. Bond Index Fund Institutional Premium Class	2,061,937,825	311,351,992	144,693,677	55,068,176	(742,515)	18,029,752	2,245,883,377
Fidelity Utilities Portfolio	27,533,820	34,547,272	18,505,347	2,344,573	1,542,267	(1,420,863)	43,697,149
Fidelity Value Discovery Fund	15,576,127	31,461,951	2,798,474	535,332	43,421	3,065,505	47,348,530
Total	$6,271,681,029	$2,892,218,587	$3,314,004,497	$215,545,778	$371,353,696	$298,584,538	$6,519,833,353

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $193,625,260)	$199,782,435
Fidelity Central Funds (cost $5,606,918)	5,606,918
Affiliated issuers (cost $5,912,700,197)	6,519,833,353
Total Investment in Securities (cost $6,111,932,375)		$6,725,222,706
Receivable for investments sold		1,379,774
Receivable for fund shares sold		108,502
Dividends receivable		462
Distributions receivable from Fidelity Central Funds		5,698
Total assets		6,726,717,142
Liabilities
Payable for fund shares redeemed	$1,530,975
Accrued management fee	1,115,178
Distribution and service plan fees payable	12,596
Total liabilities		2,658,749
Net Assets		$6,724,058,393
Net Assets consist of:
Paid in capital		$5,664,774,447
Undistributed net investment income		4,157,131
Accumulated undistributed net realized gain (loss) on investments		441,836,484
Net unrealized appreciation (depreciation) on investments		613,290,331
Net Assets		$6,724,058,393
Service Class:
Net Asset Value, offering price and redemption price per share ($64,115 ÷ 4,740 shares)		$13.53
Service Class 2:
Net Asset Value, offering price and redemption price per share ($100,867,277 ÷ 7,481,843 shares)		$13.48
Investor Class:
Net Asset Value, offering price and redemption price per share ($6,623,127,001 ÷ 489,792,290 shares)		$13.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$945,729
Affiliated issuers		91,584,869
Income from Fidelity Central Funds		16,072
Total income		92,546,670
Expenses
Management fee	$16,349,412
Distribution and service plan fees	244,291
Independent trustees' fees and expenses	24,273
Total expenses before reductions	16,617,976
Expense reductions	(3,373,225)	13,244,751
Net investment income (loss)		79,301,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated issuers	371,353,696
Realized gain distributions from underlying funds:
Affiliated issuers	123,960,909
Total net realized gain (loss)		495,314,605
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,157,175
Other affiliated issuers	298,584,538
Total change in net unrealized appreciation (depreciation)		304,741,713
Net gain (loss)		800,056,318
Net increase (decrease) in net assets resulting from operations		$879,358,237

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$79,301,919	$78,758,773
Net realized gain (loss)	495,314,605	4,639,676
Change in net unrealized appreciation (depreciation)	304,741,713	184,370,983
Net increase (decrease) in net assets resulting from operations	879,358,237	267,769,432
Distributions to shareholders from net investment income	(75,263,279)	(78,022,461)
Distributions to shareholders from net realized gain	(40,613,695)	(85,338,168)
Total distributions	(115,876,974)	(163,360,629)
Share transactions - net increase (decrease)	(310,047,364)	36,558,395
Total increase (decrease) in net assets	453,433,899	140,967,198
Net Assets
Beginning of period	6,270,624,494	6,129,657,296
End of period	$6,724,058,393	$6,270,624,494
Other Information
Undistributed net investment income end of period	$4,157,131	$118,491

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 50% Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.03	$11.85	$12.39	$12.01	$10.62
Income from Investment Operations
Net investment income (loss)A	.16	.15	.15	.17	.15
Net realized and unrealized gain (loss)	1.58	.35	(.13)	.45	1.42
Total from investment operations	1.74	.50	.02	.62	1.57
Distributions from net investment income	(.15)	(.15)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.08)	(.16)	(.42)	(.10)	(.07)
Total distributions	(.24)B	(.32)C	(.56)	(.24)	(.18)D
Net asset value, end of period	$13.53	$12.03	$11.85	$12.39	$12.01
Total ReturnE,F	14.45%	4.31%	.06%	5.18%	14.79%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.21%	1.26%	1.19%	1.38%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$64	$62	$64	$73	$80
Portfolio turnover rateG,J	47%	40%	24%	25%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.164 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 50% Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.99	$11.82	$12.35	$11.98	$10.59
Income from Investment Operations
Net investment income (loss)A	.14	.13	.13	.15	.13
Net realized and unrealized gain (loss)	1.57	.34	(.12)	.44	1.42
Total from investment operations	1.71	.47	.01	.59	1.55
Distributions from net investment income	(.13)	(.13)	(.12)	(.12)	(.10)
Distributions from net realized gain	(.08)	(.16)	(.42)	(.10)	(.07)
Total distributions	(.22)B	(.30)C	(.54)	(.22)	(.16)D
Net asset value, end of period	$13.48	$11.99	$11.82	$12.35	$11.98
Total ReturnE,F	14.24%	4.08%	(.02)%	4.95%	14.66%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.06%	1.11%	1.04%	1.23%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$100,867	$90,983	$83,447	$88,771	$89,164
Portfolio turnover rateG,J	47%	40%	24%	25%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.30 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.164 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.065 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 50% Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.02	$11.85	$12.38	$12.01	$10.61
Income from Investment Operations
Net investment income (loss)A	.16	.15	.15	.17	.15
Net realized and unrealized gain (loss)	1.58	.34	(.12)	.44	1.43
Total from investment operations	1.74	.49	.03	.61	1.58
Distributions from net investment income	(.15)	(.15)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.08)	(.16)	(.42)	(.10)	(.07)
Total distributions	(.24)B	(.32)C	(.56)	(.24)	(.18)D
Net asset value, end of period	$13.52	$12.02	$11.85	$12.38	$12.01
Total ReturnE,F	14.46%	4.22%	.14%	5.10%	14.90%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.21%	1.26%	1.19%	1.38%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$6,623,127	$6,179,579	$6,046,146	$5,085,755	$3,319,291
Portfolio turnover rateG,J	47%	40%	24%	25%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.164 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	27.9
Fidelity Technology Portfolio	7.7
Fidelity Overseas Fund	7.4
Fidelity Health Care Portfolio	3.5
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	3.4
Fidelity Financial Services Portfolio	3.3
iShares S&P 500 Index ETF	3.0
Fidelity Consumer Discretionary Portfolio	2.8
Fidelity Mega Cap Stock Fund	2.5
Fidelity Diversified International Fund	2.1
63.6

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	43.3%
International Equity Funds	20.2%
Bond Funds	34.6%
Short-Term Funds	1.9%

VIP FundsManager® 60% Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 63.5%
	Shares	Value
Fidelity Air Transportation Portfolio (a)	202,456	$17,065,030
Fidelity Banking Portfolio (a)	1,097,931	38,833,828
Fidelity Biotechnology Portfolio (a)	103,885	22,793,392
Fidelity Brokerage and Investment Management Portfolio (a)	110,018	8,995,032
Fidelity Chemicals Portfolio (a)	47,710	8,507,109
Fidelity Commodity Strategy Fund (a)	5,926,239	62,581,079
Fidelity Construction and Housing Portfolio (a)	196,090	12,720,366
Fidelity Consumer Discretionary Portfolio (a)	4,288,117	177,742,463
Fidelity Consumer Staples Portfolio (a)	1,406,268	130,079,825
Fidelity Contrafund (a)	771,656	94,504,663
Fidelity Defense and Aerospace Portfolio (a)	351,607	58,700,862
Fidelity Diversified International Fund (a)	3,327,005	133,146,732
Fidelity Emerging Asia Fund (a)	210,776	9,493,333
Fidelity Emerging Markets Discovery Fund (a)	1,097,381	16,855,779
Fidelity Emerging Markets Fund (a)	2,142,358	70,162,222
Fidelity Energy Portfolio (a)	2,328,676	104,068,551
Fidelity Equity-Income Fund (a)	1,763,636	107,052,709
Fidelity Europe Fund (a)	1,204,108	50,969,904
Fidelity Financial Services Portfolio (a)	1,823,621	208,293,961
Fidelity Global Commodity Stock Fund (a)	4,911,265	64,730,477
Fidelity Health Care Portfolio (a)	982,412	219,824,598
Fidelity Industrial Equipment Portfolio (a)	952,233	41,888,749
Fidelity Industrials Portfolio (a)	2,192,085	80,646,819
Fidelity Insurance Portfolio (a)	274,357	21,811,401
Fidelity International Capital Appreciation Fund (a)	1,461,936	30,788,374
Fidelity International Discovery Fund (a)	2,424,693	110,711,503
Fidelity International Enhanced Index Fund (a)	10,128,924	102,707,287
Fidelity International Small Cap Fund (a)	1,989,668	59,491,088
Fidelity International Small Cap Opportunities Fund (a)	2,851,450	55,147,039
Fidelity International Value Fund (a)	7,990,190	72,391,124
Fidelity Japan Smaller Companies Fund (a)	3,573,666	67,756,712
Fidelity Leisure Portfolio (a)	73,113	12,137,474
Fidelity Low-Priced Stock Fund (a)	1,986,721	108,316,039
Fidelity Materials Portfolio (a)	636,529	57,905,087
Fidelity Medical Equipment and Systems Portfolio (a)	432,952	18,997,921
Fidelity Mega Cap Stock Fund (a)	9,237,801	161,014,872
Fidelity Multimedia Portfolio (a)	183,651	14,598,427
Fidelity Overseas Fund (a)	9,219,637	467,435,604
Fidelity Pacific Basin Fund (a)	767,462	27,229,545
Fidelity Real Estate Investment Portfolio (a)	1,525,363	63,760,160
Fidelity Technology Portfolio (a)	2,728,202	487,638,801
Fidelity Telecommunications Portfolio (a)	515,187	30,354,838
Fidelity Transportation Portfolio (a)	123,458	12,874,248
Fidelity Utilities Portfolio (a)	634,494	50,613,596
Fidelity Value Discovery Fund (a)	1,872,991	54,185,632
iShares S&P 500 Index ETF	704,512	189,408,051
TOTAL EQUITY FUNDS
(Cost $3,070,034,317)		4,016,932,306

Fixed-Income Funds - 34.6%
Fidelity Floating Rate High Income Fund (a)	6,492,506	62,457,906
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	21,984,378	216,326,281
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	8,503,511	112,926,633
Fidelity New Markets Income Fund (a)	1,948,583	31,606,024
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	152,429,758	1,766,660,900
TOTAL FIXED-INCOME FUNDS
(Cost $2,149,975,501)		2,189,977,744

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 1.36% (b)	3,834,590	3,835,357
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19% (a)(c)	43,179,157	43,179,157
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%(a)(c)	77,172,723	77,188,157
TOTAL MONEY MARKET FUNDS
(Cost $124,202,671)		124,202,671
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,344,212,489)		6,331,112,721
NET OTHER ASSETS (LIABILITIES) - 0.0%		(169,673)
NET ASSETS - 100%		$6,330,943,048

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,664
Total	$13,664

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity 500 Index Fund Premium Class	$197,031	$3,400	$232,065	$3,400	$98,358	$(66,724)	$--
Fidelity Air Transportation Portfolio	4,042,492	23,944,122	13,976,712	1,565,660	1,188,308	1,866,820	17,065,030
Fidelity Banking Portfolio	166,620,767	1,035,339	136,976,412	1,002,306	61,666,465	(53,512,331)	38,833,828
Fidelity Biotechnology Portfolio	43,768,044	57,537,114	92,630,316	320,535	7,211,618	6,906,932	22,793,392
Fidelity Blue Chip Growth Fund	687,918	12,726,099	13,926,017	6,952	490,240	21,760	--
Fidelity Brokerage and Investment Management Portfolio	--	27,250,060	21,645,045	693,644	2,026,254	1,363,763	8,995,032
Fidelity Canada Fund	4,509,233	84,611	4,608,425	--	(31,299)	45,880	--
Fidelity Chemicals Portfolio	110,030,755	20,922,885	142,163,179	3,076,829	31,943,217	(12,226,569)	8,507,109
Fidelity Commodity Strategy Fund	--	61,920,983	1,180,371	162,617	(18,707)	1,859,174	62,581,079
Fidelity Computers Portfolio	1,542,628	35,519	2,113,891	35,519	1,450,597	(914,853)	--
Fidelity Construction and Housing Portfolio	27,412,868	1,962,589	19,216,317	1,951,189	8,236,816	(5,675,590)	12,720,366
Fidelity Consumer Discretionary Portfolio	220,994,416	14,631,209	90,269,828	6,936,848	16,624,134	15,762,532	177,742,463
Fidelity Consumer Finance Portfolio	678,261	811	776,006	811	257,501	(160,567)	--
Fidelity Consumer Staples Portfolio	181,757,914	11,921,168	71,941,871	11,594,098	16,852,912	(8,510,298)	130,079,825
Fidelity Contrafund	--	99,876,275	1,765,960	5,055,560	(22,426)	(3,583,226)	94,504,663
Fidelity Defense and Aerospace Portfolio	60,800,951	29,355,172	53,431,158	2,194,006	10,853,783	11,122,114	58,700,862
Fidelity Diversified International Fund	143,467,483	48,574,051	87,584,080	6,739,522	18,685,805	10,003,473	133,146,732
Fidelity Dividend Growth Fund	87,392	5,611	99,463	5,611	41,232	(34,772)	--
Fidelity Emerging Asia Fund	14,895,702	89,607	10,405,045	82,215	2,458,546	2,454,523	9,493,333
Fidelity Emerging Markets Discovery Fund	--	16,913,997	308,214	370,224	(1,246)	251,242	16,855,779
Fidelity Emerging Markets Fund	10,836,135	53,202,060	1,291,342	405,104	4,470	7,410,899	70,162,222
Fidelity Energy Portfolio	171,422,179	16,500,603	75,706,458	1,831,695	(4,349,172)	(3,798,601)	104,068,551
Fidelity Energy Service Portfolio	24,391,071	25,124,113	40,750,830	--	(7,520,453)	(1,243,901)	--
Fidelity Environmental and Alternative Energy Portfolio	1,590,982	831,747	2,718,573	46,417	402,610	(106,766)	--
Fidelity Equity Dividend Income Fund	16,929,769	17,798,943	35,720,755	176,467	3,157,791	(2,165,748)	--
Fidelity Equity-Income Fund	--	113,237,063	6,365,138	4,388,040	10,208	170,576	107,052,709
Fidelity Europe Fund	53,369,636	17,405,088	36,657,040	1,256,805	3,386,862	13,465,358	50,969,904
Fidelity Financial Services Portfolio	207,068,319	13,196,952	40,352,393	9,064,623	8,498,129	19,882,954	208,293,961
Fidelity Floating Rate High Income Fund	133,245,847	8,185,549	78,884,747	4,130,745	603,657	(692,400)	62,457,906
Fidelity Focused High Income Fund	15,409	--	15,536	46	968	(841)	--
Fidelity Global Commodity Stock Fund	16,092,982	52,416,223	7,172,295	867,421	169,716	3,223,851	64,730,477
Fidelity Gold Portfolio	571,905	1,373	605,681	1,373	(1,030,029)	1,062,432	--
Fidelity Health Care Portfolio	232,953,761	21,551,578	81,157,521	5,249,272	5,117,272	41,359,508	219,824,598
Fidelity Health Care Services Portfolio	--	14,620,522	14,530,123	--	(90,399)	--	--
Fidelity Industrial Equipment Portfolio	53,902,024	3,241,597	20,466,431	2,631,942	1,640,647	3,570,912	41,888,749
Fidelity Industrials Portfolio	136,644,161	11,687,088	79,279,906	4,598,959	18,402,141	(6,806,665)	80,646,819
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	128,881,196	207,766,017	121,526,912	2,610,858	2,708,173	(1,502,193)	216,326,281
Fidelity Insurance Portfolio	107,579,755	13,801,446	107,235,914	2,725,514	35,301,596	(27,635,482)	21,811,401
Fidelity International Capital Appreciation Fund	27,240,214	1,948,373	5,548,797	993,407	(229,402)	7,377,986	30,788,374
Fidelity International Discovery Fund	70,789,944	103,863,719	72,506,310	5,413,341	15,502,681	(6,938,531)	110,711,503
Fidelity International Enhanced Index Fund	340,397	99,867,498	1,931,266	1,664,612	(23,489)	4,454,147	102,707,287
Fidelity International Index Fund Institutional Class	138,808,746	7,357,815	178,724,639	115,558	56,725,007	(24,166,929)	--
Fidelity International Real Estate Fund	199,438	5,212	242,987	5,212	55,333	(16,996)	--
Fidelity International Small Cap Fund	89,139,529	4,234,782	55,014,454	1,989,631	7,991,432	13,139,799	59,491,088
Fidelity International Small Cap Opportunities Fund	52,027,731	7,143,779	20,557,944	1,102,295	2,957,803	13,575,670	55,147,039
Fidelity International Value Fund	--	74,060,414	1,362,551	1,186,395	(9,859)	(296,880)	72,391,124
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	238,077,474	180,920,623	375,818,940	2,172,108	--	--	43,179,157
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 1.47%	--	78,657,141	1,468,977	176,626	(7)	--	77,188,157
Fidelity Japan Fund	23,456,915	301,980	30,457,934	--	6,363,578	335,461	--
Fidelity Japan Smaller Companies Fund	62,341,461	6,678,536	19,749,028	2,929,871	5,006,158	13,479,585	67,756,712
Fidelity Large Cap Stock Fund	11,590,111	24,284,577	38,276,998	428,023	3,678,737	(1,276,427)	--
Fidelity Leisure Portfolio	--	21,718,465	10,617,393	716,083	595,108	441,294	12,137,474
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	69,679,626	2,326,226	509,798	5,354	1,647,369	112,926,633
Fidelity Long-Term Treasury Bond Index Fund Premium Class	20,205,159	27,096,429	3,610,387	610,328	(33,473)	262,782	--
Fidelity Low-Priced Stock Fund	--	106,681,403	1,765,355	1,360,293	16,590	3,383,401	108,316,039
Fidelity Magellan Fund	70,162	4,260	86,544	4,260	19,321	(7,199)	--
Fidelity Materials Portfolio	5,471,732	58,926,707	6,608,298	2,345,247	741,006	(626,060)	57,905,087
Fidelity Medical Equipment and Systems Portfolio	105,707,049	40,987,876	151,475,246	1,424,683	17,323,822	6,454,420	18,997,921
Fidelity Mega Cap Stock Fund	--	162,598,837	2,654,397	4,766,983	12,174	1,058,258	161,014,872
Fidelity Multimedia Portfolio	14,242,200	18,390,151	19,225,682	1,019,937	226,677	965,081	14,598,427
Fidelity Natural Resources Portfolio	--	2,100,000	2,258,898	--	158,898	--	--
Fidelity New Markets Income Fund	33,271,751	12,979,428	15,840,348	1,852,870	(201,069)	1,396,262	31,606,024
Fidelity Nordic Fund	20,626,309	787,846	23,132,022	--	9,515,997	(7,798,130)	--
Fidelity OTC Portfolio	--	3,090,927	3,340,726	45,479	249,799	--	--
Fidelity Overseas Fund	393,749,208	90,855,623	136,937,997	5,558,625	15,611,864	104,156,906	467,435,604
Fidelity Pacific Basin Fund	30,719,800	1,161,923	15,373,995	1,140,654	4,420,695	6,301,122	27,229,545
Fidelity Real Estate Investment Portfolio	26,134,204	60,029,062	21,081,240	1,084,212	1,161,566	(2,483,432)	63,760,160
Fidelity Retailing Portfolio	57,651,088	--	60,838,680	--	30,373,430	(27,185,838)	--
Fidelity Semiconductors Portfolio	87,277,950	3,209,803	100,272,327	2,727,935	37,104,900	(27,320,326)	--
Fidelity Series Commodity Strategy Fund	31,957,582	1,661,756	31,950,268	--	(853,017)	(816,053)	--
Fidelity Small Cap Growth Fund	274,217	16,874	343,328	16,874	81,696	(29,459)	--
Fidelity Small Cap Value Fund	1,809,836	687,959	2,638,046	54,440	134,762	5,489	--
Fidelity Software and IT Services Portfolio	147,067,677	1,162,420	164,357,058	1,073,676	36,687,833	(20,560,872)	--
Fidelity Stock Selector All Cap Fund	206,333	--	251,410	--	107,752	(62,675)	--
Fidelity Stock Selector Large Cap Value Fund	25,653,061	2,278,982	28,555,102	1,587	3,994,737	(3,371,678)	--
Fidelity Technology Portfolio	443,089,534	143,687,587	290,787,287	44,542,155	73,518,453	118,130,514	487,638,801
Fidelity Telecom and Utilities Fund	--	1,011,638	1,015,020	11,638	3,382	--	--
Fidelity Telecommunications Portfolio	91,387,732	20,347,238	75,570,203	6,129,966	7,792,339	(13,602,268)	30,354,838
Fidelity Transportation Portfolio	12,069,690	7,483,463	9,036,293	699,488	590,406	1,766,982	12,874,248
Fidelity U.S. Bond Index Fund Institutional Premium Class	1,803,304,873	233,753,016	285,289,397	45,486,926	(2,048,417)	16,940,825	1,766,660,900
Fidelity Utilities Portfolio	39,920,750	35,146,267	25,688,544	2,724,092	2,704,785	(1,469,662)	50,613,596
Fidelity Value Discovery Fund	--	59,923,234	7,969,074	369,378	51,323	2,180,149	54,185,632
Total	$6,382,868,843	$2,796,141,833	$3,818,245,586	$226,237,513	$584,512,960	$192,591,263	$6,137,869,313

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $183,570,817)	$189,408,051
Fidelity Central Funds (cost $3,835,357)	3,835,357
Affiliated issuers (cost $5,156,806,315)	6,137,869,313
Total Investment in Securities (cost $5,344,212,489)		$6,331,112,721
Receivable for investments sold		1,778,130
Receivable for fund shares sold		1,503,632
Dividends receivable		1,843
Distributions receivable from Fidelity Central Funds		4,101
Total assets		6,334,400,427
Liabilities
Payable for fund shares redeemed	$2,334,061
Accrued management fee	1,050,531
Distribution and service plan fees payable	72,787
Total liabilities		3,457,379
Net Assets		$6,330,943,048
Net Assets consist of:
Paid in capital		$4,674,513,385
Undistributed net investment income		3,921,430
Accumulated undistributed net realized gain (loss) on investments		665,608,001
Net unrealized appreciation (depreciation) on investments		986,900,232
Net Assets		$6,330,943,048
Service Class:
Net Asset Value, offering price and redemption price per share ($60,556 ÷ 4,845 shares)		$12.50
Service Class 2:
Net Asset Value, offering price and redemption price per share ($585,345,992 ÷ 46,934,656 shares)		$12.47
Investor Class:
Net Asset Value, offering price and redemption price per share ($5,745,536,500 ÷ 459,705,656 shares)		$12.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$896,613
Affiliated issuers		82,158,646
Income from Fidelity Central Funds		13,664
Total income		83,068,923
Expenses
Management fee	$15,865,016
Distribution and service plan fees	1,382,077
Independent trustees' fees and expenses	23,735
Total expenses before reductions	17,270,828
Expense reductions	(3,730,770)	13,540,058
Net investment income (loss)		69,528,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated issuers	584,512,960
Realized gain distributions from underlying funds:
Affiliated issuers	144,078,867
Total net realized gain (loss)		728,591,827
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,837,234
Other affiliated issuers	192,591,263
Total change in net unrealized appreciation (depreciation)		198,428,497
Net gain (loss)		927,020,324
Net increase (decrease) in net assets resulting from operations		$996,549,189

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$69,528,865	$79,075,633
Net realized gain (loss)	728,591,827	92,343,486
Change in net unrealized appreciation (depreciation)	198,428,497	145,990,135
Net increase (decrease) in net assets resulting from operations	996,549,189	317,409,254
Distributions to shareholders from net investment income	(65,831,245)	(79,172,941)
Distributions to shareholders from net realized gain	(134,172,261)	(231,456,304)
Total distributions	(200,003,506)	(310,629,245)
Share transactions - net increase (decrease)	(847,339,302)	(501,367,729)
Total increase (decrease) in net assets	(50,793,619)	(494,587,720)
Net Assets
Beginning of period	6,381,736,667	6,876,324,387
End of period	$6,330,943,048	$6,381,736,667
Other Information
Undistributed net investment income end of period	$3,921,430	$223,809

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 60% Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$11.06	$11.97	$11.81	$10.44
Income from Investment Operations
Net investment income (loss)A	.13	.13	.13	.15	.13
Net realized and unrealized gain (loss)	1.73	.36	(.07)	.48	1.80
Total from investment operations	1.86	.49	.06	.63	1.93
Distributions from net investment income	(.13)	(.14)	(.13)	(.15)	(.13)
Distributions from net realized gain	(.25)	(.38)	(.84)	(.32)	(.43)
Total distributions	(.39)B	(.52)	(.97)	(.47)	(.56)
Net asset value, end of period	$12.50	$11.03	$11.06	$11.97	$11.81
Total ReturnC,D	16.99%	4.79%	.41%	5.40%	18.62%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.11%	1.19%	1.11%	1.26%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$61	$59	$60	$69	$75
Portfolio turnover rateE,H	47%	35%	30%	36%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.251 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 60% Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$11.04	$11.95	$11.79	$10.43
Income from Investment Operations
Net investment income (loss)A	.11	.11	.11	.13	.12
Net realized and unrealized gain (loss)	1.72	.36	(.07)	.48	1.78
Total from investment operations	1.83	.47	.04	.61	1.90
Distributions from net investment income	(.12)	(.12)	(.11)	(.13)	(.12)
Distributions from net realized gain	(.25)	(.38)	(.84)	(.32)	(.43)
Total distributions	(.37)	(.50)	(.95)	(.45)	(.54)B
Net asset value, end of period	$12.47	$11.01	$11.04	$11.95	$11.79
Total ReturnC,D	16.76%	4.65%	.27%	5.26%	18.39%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.96%	1.04%	.96%	1.11%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$585,346	$507,162	$497,768	$425,719	$372,191
Portfolio turnover rateE,H	47%	35%	30%	36%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.54 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.425 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 60% Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$11.06	$11.97	$11.81	$10.44
Income from Investment Operations
Net investment income (loss)A	.13	.13	.13	.15	.13
Net realized and unrealized gain (loss)	1.73	.36	(.07)	.48	1.80
Total from investment operations	1.86	.49	.06	.63	1.93
Distributions from net investment income	(.13)	(.14)	(.13)	(.15)	(.13)
Distributions from net realized gain	(.25)	(.38)	(.84)	(.32)	(.43)
Total distributions	(.39)B	(.52)	(.97)	(.47)	(.56)
Net asset value, end of period	$12.50	$11.03	$11.06	$11.97	$11.81
Total ReturnC,D	16.99%	4.79%	.41%	5.40%	18.62%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.11%	1.19%	1.11%	1.26%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$5,745,537	$5,874,515	$6,378,497	$6,172,435	$6,037,672
Portfolio turnover rateE,H	47%	35%	30%	36%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.251 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	18.0
Fidelity Technology Portfolio	9.1
Fidelity Overseas Fund	8.7
Fidelity Health Care Portfolio	4.1
iShares S&P 500 Index ETF	3.9
Fidelity Financial Services Portfolio	3.9
Fidelity Inflation-Protected Bond Index Fund Institutional Class	3.4
Fidelity Consumer Discretionary Portfolio	3.3
Fidelity Mega Cap Stock Fund	2.9
Fidelity Consumer Staples Portfolio	2.4
59.7

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	50.9%
International Equity Funds	23.4%
Bond Funds	24.7%
Short-Term Funds	1.0%

VIP FundsManager® 70% Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 74.3%
	Shares	Value
Fidelity Air Transportation Portfolio (a)	56,235	$4,740,075
Fidelity Banking Portfolio (a)	311,184	11,006,567
Fidelity Biotechnology Portfolio (a)	28,962	6,354,617
Fidelity Brokerage and Investment Management Portfolio (a)	31,353	2,563,433
Fidelity Chemicals Portfolio (a)	14,110	2,515,918
Fidelity Commodity Strategy Fund (a)	1,388,444	14,661,971
Fidelity Construction and Housing Portfolio (a)	54,084	3,508,428
Fidelity Consumer Discretionary Portfolio (a)	1,180,333	48,924,798
Fidelity Consumer Staples Portfolio (a)	386,232	35,726,421
Fidelity Contrafund (a)	212,157	25,982,868
Fidelity Defense and Aerospace Portfolio (a)	97,217	16,230,339
Fidelity Diversified International Fund (a)	873,683	34,964,806
Fidelity Emerging Asia Fund (a)	64,989	2,927,113
Fidelity Emerging Markets Discovery Fund (a)	341,641	5,247,601
Fidelity Emerging Markets Fund (a)	662,545	21,698,337
Fidelity Energy Portfolio (a)	647,405	28,932,517
Fidelity Equity-Income Fund (a)	464,271	28,181,266
Fidelity Europe Fund (a)	317,841	13,454,199
Fidelity Financial Services Portfolio (a)	504,355	57,607,418
Fidelity Global Commodity Stock Fund (a)	1,144,385	15,082,990
Fidelity Health Care Portfolio (a)	271,054	60,650,947
Fidelity Industrial Equipment Portfolio (a)	263,670	11,598,859
Fidelity Industrials Portfolio (a)	605,561	22,278,587
Fidelity Insurance Portfolio (a)	76,562	6,086,712
Fidelity International Capital Appreciation Fund (a)	382,875	8,063,346
Fidelity International Discovery Fund (a)	637,296	29,098,951
Fidelity International Enhanced Index Fund (a)	2,653,927	26,910,815
Fidelity International Small Cap Fund (a)	522,978	15,637,038
Fidelity International Small Cap Opportunities Fund (a)	747,065	14,448,234
Fidelity International Value Fund (a)	2,113,101	19,144,694
Fidelity Japan Smaller Companies Fund (a)	925,041	17,538,787
Fidelity Leisure Portfolio (a)	20,744	3,443,734
Fidelity Low-Priced Stock Fund (a)	521,159	28,413,564
Fidelity Materials Portfolio (a)	174,964	15,916,471
Fidelity Medical Equipment and Systems Portfolio (a)	120,765	5,299,173
Fidelity Mega Cap Stock Fund (a)	2,418,267	42,150,387
Fidelity Multimedia Portfolio (a)	51,024	4,055,925
Fidelity Overseas Fund (a)	2,529,246	128,232,790
Fidelity Pacific Basin Fund (a)	200,559	7,115,823
Fidelity Real Estate Investment Portfolio (a)	421,069	17,600,677
Fidelity Technology Portfolio (a)	750,452	134,135,816
Fidelity Telecommunications Portfolio (a)	141,804	8,355,094
Fidelity Transportation Portfolio (a)	34,336	3,580,542
Fidelity Utilities Portfolio (a)	174,780	13,942,184
Fidelity Value Discovery Fund (a)	489,051	14,148,254
iShares S&P 500 Index ETF	215,155	57,844,422
TOTAL EQUITY FUNDS
(Cost $901,523,431)		1,096,003,508

Fixed-Income Funds - 24.7%
Fidelity Floating Rate High Income Fund (a)	1,508,407	14,510,876
Fidelity Inflation-Protected Bond Index Fund Institutional Class (a)	5,092,823	50,113,381
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	1,971,592	26,182,740
Fidelity New Markets Income Fund (a)	453,687	7,358,800
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	22,930,862	265,768,692
TOTAL FIXED-INCOME FUNDS
(Cost $355,825,314)		363,934,489

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 1.36% (b)	1,860,895	1,861,268
Fidelity Institutional Money Market Funds Prime Reserves Portfolio Class I (a)	8,520,499	8,522,203
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19% (a)(c)	5,017,733	5,017,733
TOTAL MONEY MARKET FUNDS
(Cost $15,401,204)		15,401,204
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,272,749,949)		1,475,339,201
NET OTHER ASSETS (LIABILITIES) - 0.0%		(215,556)
NET ASSETS - 100%		$1,475,123,645

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,555
Total	$4,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity 500 Index Fund Premium Class	$27,989	$132,616	$174,640	$1,810	$27,243	$(13,208)	$--
Fidelity Air Transportation Portfolio	855,134	5,856,491	2,642,225	410,065	171,573	499,102	4,740,075
Fidelity Banking Portfolio	32,476,403	388,669	23,829,660	280,304	8,616,382	(6,645,227)	11,006,567
Fidelity Biotechnology Portfolio	12,337,382	17,419,240	27,774,217	88,190	2,597,944	1,774,268	6,354,617
Fidelity Blue Chip Growth Fund	2,499,653	1,428,521	4,178,730	4,106	705,219	(454,663)	--
Fidelity Blue Chip Value Fund	4,018,520	15,299	4,326,847	15,299	942,022	(648,994)	--
Fidelity Brokerage and Investment Management Portfolio	--	7,888,340	6,212,632	195,394	501,197	386,528	2,563,433
Fidelity Canada Fund	1,525,263	40,804	1,560,888	--	(24,581)	19,402	--
Fidelity Chemicals Portfolio	22,160,403	5,761,951	29,949,543	716,579	6,036,735	(1,493,628)	2,515,918
Fidelity Commodity Strategy Fund	--	14,383,832	103,675	35,542	(1,703)	383,517	14,661,971
Fidelity Construction and Housing Portfolio	3,859,631	484,273	1,230,382	452,615	613,506	(218,600)	3,508,428
Fidelity Consumer Discretionary Portfolio	45,315,749	10,981,659	14,746,760	1,902,976	1,133,167	6,240,983	48,924,798
Fidelity Consumer Staples Portfolio	36,221,013	5,877,872	7,687,824	2,992,944	367,563	947,797	35,726,421
Fidelity Contrafund	320,517	27,152,614	524,028	1,380,894	25,388	(991,623)	25,982,868
Fidelity Defense and Aerospace Portfolio	11,796,278	11,274,155	11,898,705	562,099	2,112,702	2,945,909	16,230,339
Fidelity Diversified International Fund	29,552,309	15,119,094	15,270,184	1,757,263	1,048,272	4,515,315	34,964,806
Fidelity Emerging Asia Fund	2,040,422	233,579	199,815	25,168	8,531	844,396	2,927,113
Fidelity Emerging Markets Discovery Fund	--	5,205,859	36,329	114,853	(325)	78,396	5,247,601
Fidelity Emerging Markets Fund	3,606,835	15,917,501	150,341	124,400	(523)	2,324,865	21,698,337
Fidelity Energy Portfolio	32,639,057	6,834,324	9,692,170	486,118	(180,268)	(668,426)	28,932,517
Fidelity Energy Service Portfolio	5,015,772	4,880,619	7,995,636	--	(1,800,749)	(100,006)	--
Fidelity Environmental and Alternative Energy Portfolio	13,594	1,213,949	1,286,473	462	59,873	(943)	--
Fidelity Equity Dividend Income Fund	9,445,824	4,128,682	14,334,023	153,142	1,456,894	(697,377)	--
Fidelity Equity-Income Fund	--	28,620,502	528,055	1,225,083	(3,015)	91,834	28,181,266
Fidelity Europe Fund	13,394,074	9,114,037	13,884,079	330,553	1,370,931	3,459,236	13,454,199
Fidelity Financial Services Portfolio	35,206,641	21,366,953	5,396,319	2,256,564	(64,689)	6,494,832	57,607,418
Fidelity Floating Rate High Income Fund	23,842,083	2,368,697	11,666,887	825,607	34,267	(67,284)	14,510,876
Fidelity Focused High Income Fund	7,659	--	7,722	23	586	(523)	--
Fidelity Global Commodity Stock Fund	3,066,870	11,459,529	331,227	200,676	(1,004)	888,822	15,082,990
Fidelity Gold Portfolio	88,890	213	94,140	213	(149,871)	154,908	--
Fidelity Health Care Portfolio	39,679,945	28,411,498	15,086,059	1,443,103	492,316	7,153,247	60,650,947
Fidelity Health Care Services Portfolio	--	7,069,922	7,053,687	--	(16,235)	--	--
Fidelity Industrial Equipment Portfolio	11,087,156	3,097,229	3,724,604	617,892	183,806	955,272	11,598,859
Fidelity Industrials Portfolio	28,286,972	5,817,141	14,721,313	1,204,783	1,686,812	1,208,975	22,278,587
Fidelity Inflation-Protected Bond Index Fund Institutional Class	23,315,099	49,075,367	22,553,310	599,868	467,857	(191,632)	50,113,381
Fidelity Institutional Money Market Funds Prime Reserves Portfolio Class I	--	8,583,372	61,167	19,522	(2)	--	8,522,203
Fidelity Insurance Portfolio	25,938,986	3,347,397	24,958,854	743,236	5,978,465	(4,219,282)	6,086,712
Fidelity International Capital Appreciation Fund	4,297,105	2,848,376	356,014	258,347	(15,806)	1,289,685	8,063,346
Fidelity International Discovery Fund	12,776,175	17,870,547	4,253,398	1,412,714	300,630	2,404,997	29,098,951
Fidelity International Enhanced Index Fund	--	26,096,588	190,811	433,052	(1,892)	1,006,930	26,910,815
Fidelity International Index Fund Institutional Class	22,985,569	7,688,285	36,714,960	20,642	9,925,521	(3,884,415)	--
Fidelity International Real Estate Fund	16,216	424	19,757	424	5,388	(2,271)	--
Fidelity International Small Cap Fund	17,938,191	1,737,582	8,600,027	519,301	969,085	3,592,207	15,637,038
Fidelity International Small Cap Opportunities Fund	9,788,910	1,917,068	542,519	286,853	20,486	3,264,289	14,448,234
Fidelity International Value Fund	--	19,357,295	134,812	311,530	(774)	(77,015)	19,144,694
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	37,802,920	38,627,568	71,412,755	395,503	--	--	5,017,733
Fidelity IT Services Portfolio	108,049	--	112,715	--	85,954	(81,288)	--
Fidelity Japan Fund	7,009,467	893,814	10,063,503	--	2,001,156	159,066	--
Fidelity Japan Smaller Companies Fund	12,399,248	1,712,604	241,163	760,408	34,651	3,633,447	17,538,787
Fidelity Large Cap Stock Fund	5,844,573	5,449,909	12,252,923	119,460	1,632,199	(673,758)	--
Fidelity Leisure Portfolio	--	7,453,309	4,355,878	202,461	216,385	129,918	3,443,734
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	17,246,230	191,405	115,799	(981)	305,125	26,182,740
Fidelity Long-Term Treasury Bond Index Fund Premium Class	5,292,744	5,293,562	1,895,758	133,186	(8,466)	141,689	--
Fidelity Low-Priced Stock Fund	--	27,698,538	183,545	372,126	534	898,037	28,413,564
Fidelity Magellan Fund	22,006	1,336	27,145	1,336	6,062	(2,259)	--
Fidelity Materials Portfolio	1,644,027	15,878,837	1,678,414	643,634	155,608	(83,587)	15,916,471
Fidelity Medical Equipment and Systems Portfolio	24,968,352	14,059,850	39,737,095	382,549	3,519,793	2,488,273	5,299,173
Fidelity Mega Cap Stock Fund	--	42,159,146	275,925	1,301,476	202	266,964	42,150,387
Fidelity Multimedia Portfolio	3,301,234	6,760,191	6,213,050	277,615	(36,010)	243,560	4,055,925
Fidelity Nasdaq Composite Index Fund	2,033,205	--	2,229,444	--	1,220,799	(1,024,560)	--
Fidelity Natural Resources Portfolio	--	300,000	320,490	--	20,490	--	--
Fidelity New Markets Income Fund	6,491,081	1,181,886	563,139	393,883	(3,727)	252,699	7,358,800
Fidelity Nordic Fund	3,956,507	1,179,395	5,743,934	--	655,174	(47,142)	--
Fidelity OTC Portfolio	498,223	1,884,907	2,596,944	19,524	229,909	(16,095)	--
Fidelity Overseas Fund	97,860,464	33,178,170	33,663,432	1,450,823	2,657,304	28,200,284	128,232,790
Fidelity Pacific Basin Fund	4,776,255	760,930	49,874	297,042	(788)	1,629,300	7,115,823
Fidelity Real Estate Investment Portfolio	4,955,603	16,043,656	3,049,631	303,647	156,023	(504,974)	17,600,677
Fidelity Retailing Portfolio	12,549,919	35,019	13,254,601	--	5,822,717	(5,153,054)	--
Fidelity Semiconductors Portfolio	19,843,926	1,150,799	23,805,567	714,873	7,707,083	(4,896,241)	--
Fidelity Series Commodity Strategy Fund	5,701,086	754,830	6,133,877	--	(180,483)	(141,556)	--
Fidelity Small Cap Stock Fund	137,878	4,398	149,811	4,398	22,195	(14,660)	--
Fidelity Small Cap Value Fund	563,897	1,312,944	1,967,229	36,989	86,165	4,223	--
Fidelity Software and IT Services Portfolio	33,558,974	356,307	37,326,979	106,350	7,069,490	(3,657,792)	--
Fidelity Stock Selector Large Cap Value Fund	22,172,147	1,680,667	25,326,371	7,149	3,444,100	(1,970,543)	--
Fidelity Technology Portfolio	84,334,815	57,351,293	49,301,279	11,248,025	11,810,724	29,940,263	134,135,816
Fidelity Telecommunications Portfolio	18,400,124	6,412,727	15,059,447	1,587,967	1,424,335	(2,822,645)	8,355,094
Fidelity Transportation Portfolio	2,779,561	2,776,424	2,574,162	192,842	114,355	484,364	3,580,542
Fidelity U.S. Bond Index Fund Institutional Premium Class	222,275,665	59,366,609	17,718,752	6,357,098	(194,292)	2,039,462	265,768,692
Fidelity Utilities Portfolio	7,356,514	11,355,271	4,665,838	741,330	414,498	(518,261)	13,942,184
Fidelity Value Discovery Fund	802,970	14,019,450	1,426,069	187,786	20,968	730,935	14,148,254
Total	$1,176,885,723	$812,808,541	$752,253,592	$52,765,488	$95,703,050	$82,489,789	$1,415,633,511

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $56,062,087)	$57,844,422
Fidelity Central Funds (cost $1,861,268)	1,861,268
Affiliated issuers (cost $1,214,826,594)	1,415,633,511
Total Investment in Securities (cost $1,272,749,949)		$1,475,339,201
Receivable for investments sold		121,770
Receivable for fund shares sold		944,618
Distributions receivable from Fidelity Central Funds		1,794
Total assets		1,476,407,383
Liabilities
Payable for investments purchased	$894,369
Payable for fund shares redeemed	139,720
Accrued management fee	243,582
Distribution and service plan fees payable	6,067
Total liabilities		1,283,738
Net Assets		$1,475,123,645
Net Assets consist of:
Paid in capital		$1,153,164,085
Undistributed net investment income		753,546
Accumulated undistributed net realized gain (loss) on investments		118,616,762
Net unrealized appreciation (depreciation) on investments		202,589,252
Net Assets		$1,475,123,645
Service Class:
Net Asset Value, offering price and redemption price per share ($75,509 ÷ 5,379 shares)		$14.04
Service Class 2:
Net Asset Value, offering price and redemption price per share ($48,977,397 ÷ 3,501,173 shares)		$13.99
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,426,070,739 ÷ 101,589,285 shares)		$14.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$273,822
Affiliated issuers		15,771,495
Income from Fidelity Central Funds		4,555
Total income		16,049,872
Expenses
Management fee	$3,322,625
Distribution and service plan fees	110,527
Independent trustees' fees and expenses	4,863
Total expenses before reductions	3,438,015
Expense reductions	(710,102)	2,727,913
Net investment income (loss)		13,321,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated issuers	95,703,050
Realized gain distributions from underlying funds:
Affiliated issuers	36,993,993
Total net realized gain (loss)		132,697,043
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,782,335
Other affiliated issuers	82,489,789
Total change in net unrealized appreciation (depreciation)		84,272,124
Net gain (loss)		216,969,167
Net increase (decrease) in net assets resulting from operations		$230,291,126

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,321,959	$12,529,968
Net realized gain (loss)	132,697,043	(114,746)
Change in net unrealized appreciation (depreciation)	84,272,124	43,553,750
Net increase (decrease) in net assets resulting from operations	230,291,126	55,968,972
Distributions to shareholders from net investment income	(12,662,563)	(12,528,947)
Distributions to shareholders from net realized gain	(9,720,946)	(45,317,276)
Total distributions	(22,383,509)	(57,846,223)
Share transactions - net increase (decrease)	90,530,791	69,760,717
Total increase (decrease) in net assets	298,438,408	67,883,466
Net Assets
Beginning of period	1,176,685,237	1,108,801,771
End of period	$1,475,123,645	$1,176,685,237
Other Information
Undistributed net investment income end of period	$753,546	$94,150

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 70% Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$12.05	$12.40	$12.01	$10.04
Income from Investment Operations
Net investment income (loss)A	.13	.13	.12	.15	.13
Net realized and unrealized gain (loss)	2.16	.41	(.06)	.48	2.05
Total from investment operations	2.29	.54	.06	.63	2.18
Distributions from net investment income	(.12)	(.13)	(.12)	(.14)	(.12)
Distributions from net realized gain	(.09)	(.49)	(.29)	(.10)	(.09)
Total distributions	(.22)B	(.62)	(.41)	(.24)	(.21)
Net asset value, end of period	$14.04	$11.97	$12.05	$12.40	$12.01
Total ReturnC,D	19.11%	5.04%	.41%	5.24%	21.75%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.01%	1.11%	.97%	1.23%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$76	$71	$72	$78	$91
Portfolio turnover rateE,H	57%	45%	44%	49%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.094 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 70% Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.93	$12.02	$12.37	$11.98	$10.02
Income from Investment Operations
Net investment income (loss)A	.11	.11	.10	.13	.12
Net realized and unrealized gain (loss)	2.15	.41	(.06)	.48	2.04
Total from investment operations	2.26	.52	.04	.61	2.16
Distributions from net investment income	(.10)	(.12)	(.10)	(.13)	(.11)
Distributions from net realized gain	(.09)	(.49)	(.29)	(.10)	(.09)
Total distributions	(.20)B	(.61)	(.39)	(.22)C	(.20)
Net asset value, end of period	$13.99	$11.93	$12.02	$12.37	$11.98
Total ReturnD,E	18.94%	4.86%	.29%	5.10%	21.54%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.86%	.96%	.82%	1.08%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$48,977	$38,443	$12,028	$7,610	$6,752
Portfolio turnover rateF,I	57%	45%	44%	49%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.20 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.094 per share.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.097 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 70% Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.96	$12.05	$12.39	$12.01	$10.04
Income from Investment Operations
Net investment income (loss)A	.13	.13	.12	.15	.13
Net realized and unrealized gain (loss)	2.17	.40	(.05)	.47	2.05
Total from investment operations	2.30	.53	.07	.62	2.18
Distributions from net investment income	(.12)	(.13)	(.12)	(.14)	(.12)
Distributions from net realized gain	(.09)	(.49)	(.29)	(.10)	(.09)
Total distributions	(.22)B	(.62)	(.41)	(.24)	(.21)
Net asset value, end of period	$14.04	$11.96	$12.05	$12.39	$12.01
Total ReturnC,D	19.21%	4.96%	.49%	5.15%	21.75%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.01%	1.11%	.97%	1.23%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$1,426,071	$1,138,172	$1,096,702	$1,019,291	$869,781
Portfolio turnover rateE,H	57%	45%	44%	49%	31%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.094 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity Technology Portfolio	11.3
Fidelity Overseas Fund	10.3
Fidelity U.S. Bond Index Fund Institutional Class	7.2
Fidelity Health Care Portfolio	5.1
Fidelity Financial Services Portfolio	4.8
Fidelity Consumer Discretionary Portfolio	4.1
iShares S&P 500 Index ETF	3.9
Fidelity Mega Cap Stock Fund	3.5
Fidelity Consumer Staples Portfolio	3.0
Fidelity Diversified International Fund	2.8
56.0

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	61.5%
International Equity Funds	27.6%
Bond Funds	10.8%
Short-Term Funds	0.1%

VIP FundsManager® 85% Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 89.1%
	Shares	Value
Fidelity Air Transportation Portfolio (a)	24,568	$2,070,849
Fidelity Banking Portfolio (a)	138,902	4,912,947
Fidelity Biotechnology Portfolio (a)	12,532	2,749,582
Fidelity Brokerage and Investment Management Portfolio (a)	13,368	1,092,950
Fidelity Chemicals Portfolio (a)	5,825	1,038,722
Fidelity Commodity Strategy Fund (a)	490,254	5,177,087
Fidelity Construction and Housing Portfolio (a)	23,762	1,541,447
Fidelity Consumer Discretionary Portfolio (a)	521,876	21,631,752
Fidelity Consumer Staples Portfolio (a)	170,841	15,802,762
Fidelity Contrafund (a)	93,801	11,487,804
Fidelity Defense and Aerospace Portfolio (a)	42,808	7,146,864
Fidelity Diversified International Fund (a)	367,254	14,697,502
Fidelity Emerging Asia Fund (a)	28,996	1,305,968
Fidelity Emerging Markets Discovery Fund (a)	152,302	2,339,352
Fidelity Emerging Markets Fund (a)	294,781	9,654,078
Fidelity Energy Portfolio (a)	283,699	12,678,515
Fidelity Equity-Income Fund (a)	201,857	12,252,712
Fidelity Europe Fund (a)	131,926	5,584,434
Fidelity Financial Services Portfolio (a)	221,877	25,342,798
Fidelity Global Commodity Stock Fund (a)	408,060	5,378,234
Fidelity Health Care Portfolio (a)	119,757	26,796,811
Fidelity Industrial Equipment Portfolio (a)	115,770	5,092,739
Fidelity Industrials Portfolio (a)	266,515	9,805,105
Fidelity Insurance Portfolio (a)	33,498	2,663,128
Fidelity International Capital Appreciation Fund (a)	160,682	3,383,963
Fidelity International Discovery Fund (a)	266,686	12,176,860
Fidelity International Enhanced Index Fund (a)	1,116,247	11,318,749
Fidelity International Small Cap Fund (a)	219,994	6,577,820
Fidelity International Small Cap Opportunities Fund (a)	314,542	6,083,243
Fidelity International Value Fund (a)	884,150	8,010,399
Fidelity Japan Smaller Companies Fund (a)	387,194	7,341,195
Fidelity Leisure Portfolio (a)	8,925	1,481,606
Fidelity Low-Priced Stock Fund (a)	227,326	12,393,825
Fidelity Materials Portfolio (a)	77,398	7,040,928
Fidelity Medical Equipment and Systems Portfolio (a)	53,234	2,335,897
Fidelity Mega Cap Stock Fund (a)	1,059,012	18,458,585
Fidelity Multimedia Portfolio (a)	22,325	1,774,584
Fidelity Overseas Fund (a)	1,067,424	54,118,389
Fidelity Pacific Basin Fund (a)	84,293	2,990,711
Fidelity Real Estate Investment Portfolio (a)	184,871	7,727,591
Fidelity Technology Portfolio (a)	331,382	59,231,269
Fidelity Telecommunications Portfolio (a)	62,767	3,698,240
Fidelity Transportation Portfolio (a)	14,915	1,555,377
Fidelity Utilities Portfolio (a)	76,946	6,137,965
Fidelity Value Discovery Fund (a)	214,813	6,214,544
iShares S&P 500 Index ETF	76,700	20,620,795
TOTAL EQUITY FUNDS
(Cost $387,523,486)		468,916,677

Fixed-Income Funds - 10.8%
Fidelity Floating Rate High Income Fund (a)	785,080	7,552,468
Fidelity Focused High Income Fund (a)	435	3,788
Fidelity Inflation-Protected Bond Index Fund Institutional Class (a)	263,391	2,591,763
Fidelity Long-Term Treasury Bond Index Fund Institutional Class (a)	664,198	8,820,548
Fidelity U.S. Bond Index Fund Institutional Class (a)	3,266,339	37,856,867
TOTAL FIXED-INCOME FUNDS
(Cost $55,377,126)		56,825,434

Money Market Funds - 0.1%
Fidelity Cash Central Fund, 1.36% (b)
(Cost $689,032)	688,894	689,032
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $443,589,644)		526,431,143
NET OTHER ASSETS (LIABILITIES) - 0.0%		(58,424)
NET ASSETS - 100%		$526,372,719

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,588
Total	$1,588

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$460,037	$2,586,380	$1,264,371	$176,109	$71,635	$217,168	$2,070,849
Fidelity Banking Portfolio	13,235,974	182,363	9,324,337	123,984	3,169,664	(2,350,717)	4,912,947
Fidelity Biotechnology Portfolio	5,497,775	7,609,120	12,302,380	38,169	1,090,802	854,265	2,749,582
Fidelity Blue Chip Growth Fund	108,338	1,117,213	1,308,746	1,498	81,670	1,525	--
Fidelity Brokerage and Investment Management Portfolio	--	2,712,938	2,017,849	96,428	233,231	164,630	1,092,950
Fidelity Canada Fund	907,621	38,537	945,199	--	(9,746)	8,787	--
Fidelity Chemicals Portfolio	10,745,171	3,075,858	14,884,670	305,545	2,370,079	(267,716)	1,038,722
Fidelity Commodity Strategy Fund	--	5,094,759	44,236	12,158	(1,409)	127,973	5,177,087
Fidelity Construction and Housing Portfolio	--	1,598,750	12,390	147,069	224	(45,137)	1,541,447
Fidelity Consumer Discretionary Portfolio	23,341,950	4,150,270	9,315,217	835,980	909,789	2,544,960	21,631,752
Fidelity Consumer Staples Portfolio	16,678,988	2,277,139	3,790,358	1,323,059	156,103	480,890	15,802,762
Fidelity Contrafund	--	12,018,753	97,496	606,544	(698)	(432,755)	11,487,804
Fidelity Defense and Aerospace Portfolio	5,713,175	7,028,550	8,171,197	249,628	1,245,253	1,331,083	7,146,864
Fidelity Diversified International Fund	8,578,612	12,690,364	7,996,764	734,114	727,939	697,351	14,697,502
Fidelity Dividend Growth Fund	9,460	607	10,767	607	2,676	(1,976)	--
Fidelity Emerging Asia Fund	1,146,771	26,055	289,175	11,160	23,351	398,966	1,305,968
Fidelity Emerging Markets Discovery Fund	--	2,324,064	19,470	50,851	(252)	35,010	2,339,352
Fidelity Emerging Markets Fund	1,885,882	6,689,302	80,105	55,013	(987)	1,159,986	9,654,078
Fidelity Energy Portfolio	15,683,998	2,809,296	5,294,019	214,383	(99,145)	(421,615)	12,678,515
Fidelity Energy Service Portfolio	2,456,429	1,977,565	3,636,362	--	(731,565)	(66,067)	--
Fidelity Environmental and Alternative Energy Portfolio	393,391	911,720	1,432,512	17,223	143,076	(15,675)	--
Fidelity Equity Dividend Income Fund	2,100,264	2,657,511	4,998,176	53,011	469,197	(228,796)	--
Fidelity Equity-Income Fund	--	12,498,879	291,539	541,655	(1,768)	47,140	12,252,712
Fidelity Europe Fund	5,507,776	3,699,446	5,574,786	136,249	741,502	1,210,496	5,584,434
Fidelity Financial Services Portfolio	18,717,851	5,574,052	2,137,030	1,035,608	(17,901)	3,205,826	25,342,798
Fidelity Floating Rate High Income Fund	10,099,539	3,806,946	6,342,886	348,322	56,713	(67,844)	7,552,468
Fidelity Focused High Income Fund	3,541	155	--	154	--	92	3,788
Fidelity Global Commodity Stock Fund	1,227,293	4,088,905	257,864	71,129	(11,307)	331,207	5,378,234
Fidelity Gold Portfolio	74,520	179	78,921	179	(9,414)	13,636	--
Fidelity Health Care Portfolio	19,940,678	12,590,074	9,437,565	633,201	388,770	3,314,854	26,796,811
Fidelity Health Care Services Portfolio	--	2,736,614	2,739,424	--	2,810	--	--
Fidelity Industrial Equipment Portfolio	5,687,964	4,000,375	4,912,643	273,960	300,930	16,113	5,092,739
Fidelity Industrials Portfolio	11,220,515	2,212,201	4,799,023	501,499	1,160,007	11,405	9,805,105
Fidelity Inflation-Protected Bond Index Fund Institutional Class	8,599,466	5,658,340	11,783,826	34,316	163,270	(45,487)	2,591,763
Fidelity Insurance Portfolio	12,308,185	1,264,397	11,608,106	319,173	1,836,876	(1,138,224)	2,663,128
Fidelity International Capital Appreciation Fund	1,689,180	2,275,522	931,635	107,760	72,197	278,699	3,383,963
Fidelity International Discovery Fund	3,712,847	11,304,372	3,262,588	587,528	411,330	10,899	12,176,860
Fidelity International Enhanced Index Fund	--	10,876,158	96,508	181,018	(1,573)	540,672	11,318,749
Fidelity International Index Fund Premium Class	6,891,320	4,327,324	13,194,143	5,831	2,295,204	(319,705)	--
Fidelity International Real Estate Fund	14,778	386	18,005	386	4,512	(1,671)	--
Fidelity International Small Cap Fund	9,323,267	1,870,752	6,632,263	217,130	728,264	1,287,800	6,577,820
Fidelity International Small Cap Opportunities Fund	3,745,234	1,123,414	94,628	120,069	3,924	1,305,299	6,083,243
Fidelity International Value Fund	--	8,111,322	68,176	129,547	(718)	(32,029)	8,010,399
Fidelity Investments Money Market Government Portfolio Institutional Class 1.19%	--	8,301,427	8,301,427	28,233	--	--	--
Fidelity IT Services Portfolio	33,943	--	35,134	--	27,017	(25,826)	--
Fidelity Japan Fund	2,627,502	321,312	3,756,201	--	761,869	45,518	--
Fidelity Japan Smaller Companies Fund	6,031,255	696,085	1,062,039	317,972	177,224	1,498,670	7,341,195
Fidelity Large Cap Stock Fund	1,438,333	4,226,282	6,076,625	59,628	433,706	(21,696)	--
Fidelity Leisure Portfolio	--	3,511,401	2,203,947	86,542	105,959	68,193	1,481,606
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	140,459	408,187	44,424	3,635	233,821	8,820,548
Fidelity Long-Term Treasury Bond Index Fund Premium Class	5,734,763	5,505,412	2,559,212	122,037	(33,226)	203,083	--
Fidelity Low-Priced Stock Fund	--	12,098,185	97,385	163,525	900	392,125	12,393,825
Fidelity Magellan Fund	15,180	922	18,724	922	4,255	(1,633)	--
Fidelity Materials Portfolio	352,614	7,102,337	394,599	282,329	33,002	(52,426)	7,040,928
Fidelity Medical Equipment and Systems Portfolio	10,500,171	7,359,337	17,900,728	158,864	1,752,273	624,844	2,335,897
Fidelity Mega Cap Stock Fund	--	18,488,069	145,717	571,937	1,146	115,087	18,458,585
Fidelity Multimedia Portfolio	1,552,313	2,770,205	2,631,601	119,338	(22,730)	106,397	1,774,584
Fidelity New Markets Income Fund	2,556,813	314,437	2,995,819	94,508	79,220	45,349	--
Fidelity Nordic Fund	1,510,616	380,858	2,101,623	--	233,954	(23,805)	--
Fidelity OTC Portfolio	31,551	1,207,858	1,318,098	17,977	84,646	(5,957)	--
Fidelity Overseas Fund	51,665,121	13,951,849	27,381,714	603,879	3,292,279	12,590,854	54,118,389
Fidelity Pacific Basin Fund	804,529	1,960,367	24,780	124,006	(268)	250,863	2,990,711
Fidelity Real Estate Investment Portfolio	1,669,356	7,691,998	1,458,908	116,727	36,467	(211,322)	7,727,591
Fidelity Retailing Portfolio	4,065,489	2,797	4,260,601	--	1,639,970	(1,447,655)	--
Fidelity Semiconductors Portfolio	6,962,563	208,434	8,204,308	208,412	3,019,300	(1,985,989)	--
Fidelity Series Commodity Strategy Fund	1,953,333	229,744	2,075,628	--	(58,782)	(48,667)	--
Fidelity Small Cap Value Fund	282,330	493,901	815,034	15,754	37,144	1,659	--
Fidelity Software and IT Services Portfolio	15,679,364	--	17,077,231	--	2,194,358	(796,491)	--
Fidelity Stock Selector Large Cap Value Fund	7,063,435	1,041,176	8,474,497	1,820	997,553	(627,667)	--
Fidelity Technology Portfolio	41,395,413	23,535,094	25,149,051	5,163,962	5,517,222	13,932,591	59,231,269
Fidelity Telecommunications Portfolio	8,438,482	3,168,227	7,308,373	696,117	696,530	(1,296,626)	3,698,240
Fidelity Transportation Portfolio	2,257,088	811,462	1,861,389	91,265	186,523	161,693	1,555,377
Fidelity U.S. Bond Index Fund Institutional Class	26,257,271	16,674,220	5,268,811	849,954	(56,448)	250,635	37,856,867
Fidelity Utilities Portfolio	3,453,671	4,982,884	2,274,359	326,296	216,105	(240,336)	6,137,965
Fidelity Value Discovery Fund	76,940	6,159,181	360,093	110,713	(282)	338,798	6,214,544
Total	$432,117,229	$330,932,847	$335,499,198	$20,674,388	$39,335,036	$38,235,402	$505,121,316

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $19,985,668)	$20,620,795
Fidelity Central Funds (cost $689,032)	689,032
Affiliated issuers (cost $422,914,944)	505,121,316
Total Investment in Securities (cost $443,589,644)		$526,431,143
Cash		22,775
Receivable for investments sold		11,676
Receivable for fund shares sold		245,616
Distributions receivable from Fidelity Central Funds		588
Total assets		526,711,798
Liabilities
Payable for investments purchased	$223,236
Payable for fund shares redeemed	25,251
Accrued management fee	86,460
Distribution and service plan fees payable	4,132
Total liabilities		339,079
Net Assets		$526,372,719
Net Assets consist of:
Paid in capital		$394,967,970
Undistributed net investment income		191,799
Accumulated undistributed net realized gain (loss) on investments		48,371,451
Net unrealized appreciation (depreciation) on investments		82,841,499
Net Assets		$526,372,719
Service Class:
Net Asset Value, offering price and redemption price per share ($1,899 ÷ 132.8 shares)		$14.30
Service Class 2:
Net Asset Value, offering price and redemption price per share ($33,539,948 ÷ 2,355,854.5 shares)		$14.24
Investor Class:
Net Asset Value, offering price and redemption price per share ($492,830,872 ÷ 34,445,042.8 shares)		$14.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends:
Unaffiliated issuers		$97,616
Affiliated issuers		4,735,148
Income from Fidelity Central Funds		1,588
Total income		4,834,352
Expenses
Management fee	$1,192,254
Distribution and service plan fees	73,402
Independent trustees' fees and expenses	1,751
Total expenses before reductions	1,267,407
Expense reductions	(268,299)	999,108
Net investment income (loss)		3,835,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated issuers	39,335,036
Realized gain distributions from underlying funds:
Affiliated issuers	15,939,240
Total net realized gain (loss)		55,274,276
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	635,127
Other affiliated issuers	38,235,402
Total change in net unrealized appreciation (depreciation)		38,870,529
Net gain (loss)		94,144,805
Net increase (decrease) in net assets resulting from operations		$97,980,049

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,835,244	$3,888,595
Net realized gain (loss)	55,274,276	(363,302)
Change in net unrealized appreciation (depreciation)	38,870,529	18,985,584
Net increase (decrease) in net assets resulting from operations	97,980,049	22,510,877
Distributions to shareholders from net investment income	(3,643,445)	(3,871,727)
Distributions to shareholders from net realized gain	(4,663,732)	(18,544,706)
Total distributions	(8,307,177)	(22,416,433)
Share transactions - net increase (decrease)	4,657,475	22,525,859
Total increase (decrease) in net assets	94,330,347	22,620,303
Net Assets
Beginning of period	432,042,372	409,422,069
End of period	$526,372,719	$432,042,372
Other Information
Undistributed net investment income end of period	$191,799	$16,869

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 85% Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.81	$11.87	$12.46	$12.07	$9.62
Income from Investment Operations
Net investment income (loss)A	.11	.11	.09	.13	.11
Net realized and unrealized gain (loss)	2.61	.48	(.03)	.51	2.57
Total from investment operations	2.72	.59	.06	.64	2.68
Distributions from net investment income	(.10)	(.11)	(.16)B	(.13)	(.10)
Distributions from net realized gain	(.13)	(.54)	(.49)B	(.13)	(.13)
Total distributions	(.23)	(.65)	(.65)	(.25)C	(.23)
Net asset value, end of period	$14.30	$11.81	$11.87	$12.46	$12.07
Total ReturnD,E	23.05%	5.66%	.39%	5.29%	27.86%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.81%	.96%	.74%	1.04%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2	$8	$8	$8	$242
Portfolio turnover rateF,I	70%	59%	67%	72%	51%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 85% Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.76	$11.83	$12.41	$12.03	$9.60
Income from Investment Operations
Net investment income (loss)A	.09	.09	.07	.11	.09
Net realized and unrealized gain (loss)	2.60	.47	(.01)	.50	2.55
Total from investment operations	2.69	.56	.06	.61	2.64
Distributions from net investment income	(.08)	(.09)	(.15)B	(.11)	(.09)
Distributions from net realized gain	(.13)	(.54)	(.49)B	(.13)	(.13)
Total distributions	(.21)	(.63)	(.64)	(.23)C	(.21)D
Net asset value, end of period	$14.24	$11.76	$11.83	$12.41	$12.03
Total ReturnE,F	22.90%	5.47%	.35%	5.08%	27.54%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.66%	.81%	.59%	.89%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$33,540	$24,790	$10,346	$8,207	$6,862
Portfolio turnover rateG,J	70%	59%	67%	72%	51%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.126 per share.

 D Total distributions of $.21 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.128 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 85% Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.81	$11.87	$12.46	$12.07	$9.63
Income from Investment Operations
Net investment income (loss)A	.11	.11	.09	.13	.11
Net realized and unrealized gain (loss)	2.62	.48	(.03)	.51	2.56
Total from investment operations	2.73	.59	.06	.64	2.67
Distributions from net investment income	(.10)	(.11)	(.16)B	(.13)	(.10)
Distributions from net realized gain	(.13)	(.54)	(.49)B	(.13)	(.13)
Total distributions	(.23)	(.65)	(.65)	(.25)C	(.23)
Net asset value, end of period	$14.31	$11.81	$11.87	$12.46	$12.07
Total ReturnD,E	23.13%	5.66%	.39%	5.29%	27.73%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.81%	.96%	.74%	1.04%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$492,831	$407,244	$399,068	$376,927	$325,256
Portfolio turnover rateF,I	70%	59%	67%	72%	51%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Exchange-Traded Funds (ETFs)are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$749,039,185	$38,556,659	$(1,932,324)	$36,624,335
VIP FundsManager 50% Portfolio	6,115,142,653	634,297,009	(24,216,956)	610,080,053
VIP FundsManager 60% Portfolio	5,346,050,400	1,002,624,336	(17,562,015)	985,062,321
VIP FundsManager 70% Portfolio	1,273,587,156	206,511,644	(4,759,599)	201,752,045
VIP FundsManager 85% Portfolio	443,878,591	84,896,043	(2,343,491)	82,552,552

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$3,107,617	$27,804,301	$36,624,335
VIP FundsManager 50% Portfolio	27,437,223	421,766,671	610,080,053
VIP FundsManager 60% Portfolio	25,777,380	645,589,962	985,062,321
VIP FundsManager 70% Portfolio	8,751,434	111,480,746	201,752,045
VIP FundsManager 85% Portfolio	4,745,585	44,106,612	82,552,552

The tax character of distributions paid was as follows:

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$12,425,940	$1,981,684	$14,407,624
VIP FundsManager 50% Portfolio	115,876,974	–	115,876,974
VIP FundsManager 60% Portfolio	124,172,340	75,831,166	200,003,506
VIP FundsManager 70% Portfolio	22,383,509	–	22,383,509
VIP FundsManager 85% Portfolio	8,307,177	–	8,307,177

December 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$10,225,521	$8,851,420	$19,076,941
VIP FundsManager 50% Portfolio	91,391,476	71,969,152	163,360,628
VIP FundsManager 60% Portfolio	97,000,892	213,628,353	310,629,245
VIP FundsManager 70% Portfolio	15,722,413	42,123,810	57,846,223
VIP FundsManager 85% Portfolio	5,244,268	17,172,166	22,416,434

4. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	458,858,592	457,384,635
VIP FundsManager 50% Portfolio	3,085,834,882	3,314,004,497
VIP FundsManager 60% Portfolio	2,979,688,740	3,818,245,586
VIP FundsManager 70% Portfolio	868,845,956	752,253,592
VIP FundsManager 85% Portfolio	350,914,047	335,499,198

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. For these services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

The investment adviser has contractually agreed to waive 0.05% of its management fee, thereby limiting each Fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2018.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service plan fees, compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$62	$19,885	$19,947
VIP FundsManager 50% Portfolio	67	244,224	244,291
VIP FundsManager 60% Portfolio	63	1,382,014	1,382,077
VIP FundsManager 70% Portfolio	76	110,451	110,527
VIP FundsManager 85% Portfolio	9	73,393	73,402

6. Expense Reductions.

The investment adviser contractually agreed to limit each Funds' management fee to an annual rate of 0.20% of each Funds' average net assets until April 30, 2018. For the period, each Fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$376,056
VIP FundsManager 50% Portfolio	3,275,314
VIP FundsManager 60% Portfolio	3,177,595
VIP FundsManager 70% Portfolio	665,798
VIP FundsManager 85% Portfolio	238,898

FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$62
Service Class 2	7,956
VIP FundsManager 50% Portfolio
Service Class	67
Service Class 2	97,745
VIP FundsManager 60% Portfolio
Service Class	63
Service Class 2	553,108
VIP FundsManager 70% Portfolio
Service Class	76
Service Class 2	44,220
VIP FundsManager 85% Portfolio
Service Class	8
Service Class 2	29,391

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's management fee. During the period, these credits reduced management fee by the following amounts:

VIP FundsManager 20% Portfolio	$17
VIP FundsManager 50% Portfolio	99
VIP FundsManager 60% Portfolio	4
VIP FundsManager 70% Portfolio	8
VIP FundsManager 85% Portfolio	2

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
VIP FundsManager 20% Portfolio
From net investment income
Service Class	$766	$759
Service Class 2	92,500	87,940
Investor Class	9,938,104	9,267,741
Total	$10,031,370	$9,356,440
From net realized gain
Service Class	$346	$785
Service Class 2	45,931	28,240
Investor Class	4,329,977	9,691,476
Total	$4,376,254	$9,720,501
VIP FundsManager 50% Portfolio
From net investment income
Service Class	$731	$786
Service Class 2	989,026	1,003,947
Investor Class	74,273,522	77,017,728
Total	$75,263,279	$78,022,461
From net realized gain
Service Class	$393	$839
Service Class 2	612,425	1,173,026
Investor Class	40,000,877	84,164,303
Total	$40,613,695	$85,338,168
VIP FundsManager 60% Portfolio
From net investment income
Service Class	$649	$748
Service Class 2	5,348,956	5,636,950
Investor Class	60,481,640	73,535,243
Total	$65,831,245	$79,172,941
From net realized gain
Service Class	$1,287	$1,943
Service Class 2	11,583,334	16,767,592
Investor Class	122,587,640	214,686,769
Total	$134,172,261	$231,456,304
VIP FundsManager 70% Portfolio
From net investment income
Service Class	$662	$766
Service Class 2	359,186	368,134
Investor Class	12,302,715	12,160,047
Total	$12,662,563	$12,528,947
From net realized gain
Service Class	$506	$2,783
Service Class 2	324,459	590,026
Investor Class	9,395,981	44,724,467
Total	$9,720,946	$45,317,276
VIP FundsManager 85% Portfolio
From net investment income
Service Class	$13	$75
Service Class 2	192,253	195,908
Investor Class	3,451,179	3,675,744
Total	$3,643,445	$3,871,727
From net realized gain
Service Class	$18	$363
Service Class 2	298,443	510,771
Investor Class	4,365,271	18,033,572
Total	$4,663,732	$18,544,706

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
VIP FundsManager 20% Portfolio
Service Class
Shares sold	282	276	$3,244	$3,067
Reinvestment of distributions	96	142	1,112	1,544
Shares redeemed	(724)	(637)	(8,404)	(6,990)
Net increase (decrease)	(346)	(219)	$(4,048)	$(2,379)
Service Class 2
Shares sold	118,495	583,914	$1,345,436	$6,568,039
Reinvestment of distributions	12,043	10,611	138,431	116,180
Shares redeemed	(108,177)	(43,073)	(1,232,660)	(479,541)
Net increase (decrease)	22,361	551,452	$251,207	$6,204,678
Investor Class
Shares sold	5,096,986	5,562,471	$58,749,629	$61,838,223
Reinvestment of distributions	1,238,346	1,744,688	14,268,081	18,959,217
Shares redeemed	(6,426,351)	(6,876,512)	(72,859,123)	(76,032,084)
Net increase (decrease)	(91,019)	430,647	$158,587	$4,765,356
VIP FundsManager 50% Portfolio
Service Class
Shares sold	64	140	$833	$1,673
Reinvestment of distributions	83	140	1,124	1,625
Shares redeemed	(584)	(519)	(7,870)	(6,011)
Net increase (decrease)	(437)	(239)	$(5,913)	$(2,713)
Service Class 2
Shares sold	1,289,799	1,432,843	$16,633,568	$16,925,710
Reinvestment of distributions	119,256	188,664	1,601,451	2,176,973
Shares redeemed	(1,515,620)	(1,093,992)	(19,679,465)	(12,972,657)
Net increase (decrease)	(106,565)	527,515	$(1,444,446)	$6,130,026
Investor Class
Shares sold	6,677,690	20,135,574	$86,961,201	$232,269,865
Reinvestment of distributions	8,484,112	13,921,695	114,274,399	161,182,031
Shares redeemed	(39,276,673)	(30,310,227)	(509,832,605)	(363,020,814)
Net increase (decrease)	(24,114,871)	3,747,042	$(308,597,005)	$30,431,082
VIP FundsManager 60% Portfolio
Service Class
Shares sold	171	127	$2,030	$1,386
Reinvestment of distributions	162	262	1,936	2,691
Shares redeemed	(838)	(458)	(10,318)	(4,855)
Net increase (decrease)	(505)	(69)	$(6,352)	$(778)
Service Class 2
Shares sold	5,455,249	7,205,028	$64,794,478	$78,172,620
Reinvestment of distributions	1,415,209	2,187,862	16,932,290	22,404,542
Shares redeemed	(6,007,106)	(8,407,324)	(71,637,670)	(91,212,112)
Net increase (decrease)	863,352	985,566	$10,089,098	$9,365,050
Investor Class
Shares sold	5,362,355	8,487,429	$64,258,948	$89,862,001
Reinvestment of distributions	15,291,539	28,097,227	183,069,280	288,222,012
Shares redeemed	(93,531,178)	(80,685,724)	(1,104,750,276)	(888,816,014)
Net increase (decrease)	(72,877,284)	(44,101,068)	$(857,422,048)	$(510,732,001)
VIP FundsManager 70% Portfolio
Service Class
Shares sold	130	112	$1,718	$1,312
Reinvestment of distributions	84	324	1,168	3,549
Shares redeemed	(736)	(493)	(10,148)	(5,634)
Net increase (decrease)	(522)	(57)	$(7,262)	$(773)
Service Class 2
Shares sold	458,084	2,496,726	$5,964,434	$29,110,023
Reinvestment of distributions	49,096	85,492	683,645	958,160
Shares redeemed	(229,488)	(359,478)	(2,995,288)	(4,071,709)
Net increase (decrease)	277,692	2,222,740	$3,652,791	$25,996,474
Investor Class
Shares sold	9,314,585	4,485,003	$123,018,642	$52,417,150
Reinvestment of distributions	1,552,500	5,199,011	21,698,696	56,884,514
Shares redeemed	(4,403,710)	(5,561,107)	(57,832,076)	(65,536,648)
Net increase (decrease)	6,463,375	4,122,907	$86,885,262	$43,765,016
VIP FundsManager 85% Portfolio
Service Class
Shares sold	109	105	$1,463	$1,201
Reinvestment of distributions	2	42	31	438
Shares redeemed	(680)	(122)	(9,519)	(1,398)
Net increase (decrease)	(569)	25	$(8,025)	$241
Service Class 2
Shares sold	418,848	1,351,300	$5,497,731	$15,437,557
Reinvestment of distributions	34,579	65,957	490,696	706,679
Shares redeemed	(205,975)	(183,674)	(2,696,501)	(2,084,680)
Net increase (decrease)	247,452	1,233,583	$3,291,926	$14,059,556
Investor Class
Shares sold	2,659,836	3,086,772	$35,473,379	$35,790,365
Reinvestment of distributions	548,117	2,064,110	7,816,450	21,709,316
Shares redeemed	(3,236,201)	(4,283,520)	(41,916,255)	(49,033,619)
Net increase (decrease)	(28,248)	867,362	$1,373,574	$8,466,062

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity Global Commodity Stock Fund	12%	11%
Fidelity International Enhanced Index Fund	-%	10%
Fidelity International Value Fund	12%	13%
Fidelity Consumer Discretionary Portfolio	21%	24%
Fidelity Financial Services Portfolio	14%	17%
Fidelity Industrial Equipment Portfolio	21%	24%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Global Commodity Stock Fund	28%
Fidelity International Enhanced Index Fund	24%
Fidelity International Value Fund	30%
Fidelity Consumer Discretionary Portfolio	55%
Fidelity Financial Services Portfolio	38%
Fidelity Industrial Equipment Portfolio	55%
Fidelity Industrials Portfolio	21%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	99%	-	-%
VIP FundsManager 50% Portfolio	24%	1	70%
VIP FundsManager 60% Portfolio	32%	2	54%
VIP FundsManager 70% Portfolio	97%	-	-%
VIP FundsManager 85% Portfolio	94%	-	-%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (five of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$1,000.00	$1,032.10	$1.02
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,031.50	$1.79
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$1,032.10	$1.02
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$1,000.00	$1,063.00	$1.04
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,062.50	$1.82
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$1,063.00	$1.04
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$1,000.00	$1,073.20	$1.05
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,072.80	$1.83
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$1,073.20	$1.05
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$1,000.00	$1,082.40	$1.05
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,082.00	$1.84
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$1,083.20	$1.05
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$1,000.00	$1,098.20	1.06
Hypothetical-C		$1,000.00	1,024.20	1.00
Service Class 2.35%
Actual		$1,000.00	$1,098.10	$1.85
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$1,098.10	$1.06
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP FundsManager 20%
Investor Class	02/16/18	02/16/18	$0.009	$0.451
Service Class	02/16/18	02/16/18	$0.009	$0.451
Service Class 2	02/16/18	02/16/18	$0.009	$0.451
VIP FundsManager 50%
Investor Class	02/16/18	02/16/18	$0.009	$0.908
Service Class	02/16/18	02/16/18	$0.009	$0.908
Service Class 2	02/16/18	02/16/18	$0.009	$0.908
VIP FundsManager 60%
Investor Class	02/16/18	02/16/18	$0.008	$1.340
Service Class	02/16/18	02/16/18	$0.008	$1.340
Service Class 2	02/16/18	02/16/18	$0.008	$1.340
VIP FundsManager 70%
Investor Class	02/16/18	02/16/18	$0.008	$1.136
Service Class	02/16/18	02/16/18	$0.008	$1.136
Service Class 2	02/16/18	02/16/18	$0.008	$1.136
VIP FundsManager 85%
Investor Class	02/16/18	02/16/18	$0.006	$1.317
Service Class	02/16/18	02/16/18	$0.006	$1.317
Service Class 2	02/16/18	02/16/18	$0.006	$1.317

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

VIP FundsManager 20%	$27,918,670
VIP FundsManager 50%	$421,766,671
VIP FundsManager 60%	$645,589,961
VIP FundsManager 70%	$111,480,745
VIP FundsManager 85%	$44,106,612

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP FundsManager 20%	17.89%
VIP FundsManager 50%	8.61%
VIP FundsManager 60%	6.23%
VIP FundsManager 70%	4.57%
VIP FundsManager 85%	1.81%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Investor Class	Service Class	Service Class 2
VIP FundsManager 20%
December 2017	6%	6%	7%
VIP FundsManager 50%
February 2017	14%	14%	14%
December 2017	15%	15%	17%
VIP FundsManager 60%
February 2017	11%	11%	11%
December 2017	16%	16%	17%
VIP FundsManager 70%
February 2017	15%	15%	15%
December 2017	25%	25%	27%
VIP FundsManager 85%
February 2017	20%	20%	20%
December 2017	29%	29%	31%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP FundsManager 20%
Investor Class	12/22/17	$0.0146	$0.0014
Service Class	12/22/17	$0.0146	$0.0014
Service Class 2	12/22/17	$0.0132	$0.0014
VIP FundsManager 50%
Investor Class	12/22/17	$0.0333	$0.0031
Service Class	12/22/17	$0.0333	$0.0031
Service Class 2	12/22/17	$0.0305	$0.0031
VIP FundsManager 60%
Investor Class	12/22/17	$0.0362	$0.0034
Service Class	12/22/17	$0.0362	$0.0034
Service Class 2	12/22/17	$0.0336	$0.0034
VIP FundsManager 70%
Investor Class	12/22/17	$0.0452	$0.0043
Service Class	12/22/17	$0.0452	$0.0043
Service Class 2	12/22/17	$0.0413	$0.0043
VIP FundsManager 85%
Investor Class	12/22/17	$0.0539	$0.0051
Service Class	12/22/17	$0.0539	$0.0051
Service Class 2	12/22/17	$0.0495	$0.0051

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement between FMRC and FMR for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts and administration agreements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract and administration agreement, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts and administration agreements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contract and administration agreement. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for each fund in July 2017.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

VIP FundsManager 20%

VIP FundsManager 50%

VIP FundsManager 60%

VIP FundsManager 70%

VIP FundsManager 85%

The Board noted that each fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2016. The Board considered that the funds are more actively managed than most funds in their TMG and ASPG and have a larger universe of funds in which to invest.

Furthermore, the Board considered that FMRC has contractually agreed to waive 0.05% of each fund's management fee through April 30, 2018 and that, including the management fee waiver, each fund would be equal to the median of its Total Mapped Group for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee with a group fee component, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee rate. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also considered fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 of each fund ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median.

In considering the total expense ratio of each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Investor Class and Service Class of each fund, except VIP FundsManager 85%, ranked below the competitive median for 2016 and the total expense ratio of each of Investor Class and Service Class of VIP FundsManager 85% ranked above the competitive median for 2016 because of higher acquired fund fees and expenses compared to competitor funds. The Board noted that the total expense ratio of Service Class 2 of VIP FundsManager 20% and VIP FundsManager 50% ranked below the competitive median for 2016, the total expense ratio of Service Class 2 of VIP FundsManager 60% ranked equal to the competitive median for 2016, and the total expense ratio of Service Class 2 of each other fund ranked above the competitive median for 2016. The Board noted that, for each fund for which Service Class 2 was above the competitive median, the class was above the median because of its 12b-1 fees and, in the case of VIP FundsManager 85%, because of its higher acquired fund fees and expenses compared to competitor funds.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to each fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFM-ANN-0218
1.843208.111

Fidelity® Variable Insurance Products: VIP Investment Grade Bond Portfolio Annual Report December 31, 2017

VIP Investment Grade Bond Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity® VIP Investment Grade Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

VIP Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	4.22%	2.44%	4.46%
Service Class	4.16%	2.34%	4.35%
Service Class 2	3.99%	2.19%	4.20%
Investor Class	4.20%	2.40%	4.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,474	VIP Investment Grade Bond Portfolio - Initial Class
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds advanced solidly in 2017, as the asset class spent the majority of the year in recovery mode from its steep post-election sell-off in late 2016. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54% for the year. Longer-term bond yields declined through early September – despite two policy-rate hikes – as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then ticked higher from October through year-end, amid efforts by the U.S. Federal Reserve to gradually reduce its balance sheet, and economic strength that led to a policy-rate hike in December. Bond yields rose further following tax reform passed by Congress late in 2017 that boosted expectations for near-term economic growth and reinforced the rate-hike cycle. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, up 6.42%. U.S. Treasuries returned 2.31%, outperforming most sovereign bonds. Securitized sectors, with the exception of asset-backed securities, slightly topped Treasuries. Outside the index, riskier, non-core fixed-income segments led the broader market, while Treasury Inflation-Protected Securities (TIPS) gained 3.01%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Ford O’Neil and Celso Munoz:  For the year, the fund’s share classes posted returns of about 4%, outpacing, net of fees, the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index. Certain allocations meaningfully boosted the fund’s relative results, particularly our decision to emphasize credit-sensitive spread sectors – non-U.S. Treasury securities with higher yields and enhanced credit risk. Our decision to maintain exposure to high-yield corporate bonds contributed. Investments in non-U.S. government agency issues from Mexico and Brazil tied to the energy sector proved to be advantageous, as were taxable municipal bond holdings backed by the state of Illinois and the city of Chicago. Our approach to the investment-grade corporate segment panned out fairly well, as our larger-than-index exposure to this segment was a source of our outperformance, although the more significant contribution came from our selections among such securities. Overweighting financials, particularly U.S. and European banks and real estate investment trusts (REITs) added value. That said, selections among the bonds of industrial companies modestly detracted, with our underweighting in technology credits costing us some ground. We also were hurt by owning poor-performing Teva Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investment Grade Bond Portfolio

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations	63.0%
AAA	0.3%
AA	0.8%
A	6.0%
BBB	20.4%
BB and Below	8.4%
Short-Term Investments and Net Other Assets	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above tables is based on the combined investments of the Fund and its pro-rata share of investments of Fidelity's fixed-income central funds.

Asset Allocation (% of fund's net assets)

As of December 31, 2017 *,**
Corporate Bonds	31.6%
U.S. Government and U.S. Government Agency Obligations	63.0%
Asset-Backed Securities	0.6%
CMOs and Other Mortgage Related Securities	0.5%
Municipal Bonds	1.7%
Other Investments	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 8.5%

 ** Futures and Swaps - 0.0%

The information in the above table is based on the combined investments of the Fund and its pro rata share of the investments of Fidelity's fixed-income central funds. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investment Grade Bond Portfolio

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 0.1%
	Principal Amount	Value
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
The Williams Companies, Inc. 5.75% 6/24/44	$1,900,000	$2,028,251
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
CommonWealth REIT 5.875% 9/15/20	546,000	576,772
TOTAL NONCONVERTIBLE BONDS
(Cost $1,716,878)		2,605,023

U.S. Government and Government Agency Obligations - 1.6%
U.S. Treasury Inflation-Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 1% 2/15/46	10,410,200	11,151,075
U.S. Treasury Obligations - 1.3%
U.S. Treasury Bonds:
3% 11/15/45	$9,573,000	$10,042,548
3% 2/15/47	7,756,000	8,147,849
U.S. Treasury Notes:
1.625% 8/31/22	15,000,000	14,627,418
1.625% 5/15/26	8,200,000	7,721,163
1.875% 12/31/19	16,766,000	16,758,594

TOTAL U.S. TREASURY OBLIGATIONS		57,297,572

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $67,928,899)		68,448,647

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 1.4079% 2/25/37 (a)(b)	$336,292	$331,620
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 1A2, 3.2207% 3/25/35 (a)	320,146	320,567
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $482,318)		652,187
	Shares	Value

Fixed-Income Funds - 97.9%
Fidelity Specialized High Income Central Fund (c)	1,017,441	104,165,619
Fidelity VIP Investment Grade Central Fund (c)(d)	38,088,883	4,009,235,812
TOTAL FIXED-INCOME FUNDS
(Cost $4,069,586,136)		4,113,401,431

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 1.36% (e)
(Cost $38,313,065)	38,305,618	38,313,279
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $4,178,027,296)		4,223,420,567
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(21,171,059)
NET ASSETS - 100%		$4,202,249,508

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$228,522
Fidelity Specialized High Income Central Fund	12,922,910
Fidelity VIP Investment Grade Central Fund	124,770,400
Total	$137,921,832

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$210,069,754	$12,923,132	$120,000,000	$(202,005)	$1,374,738	$104,165,619	15.2%
Fidelity VIP Investment Grade Central Fund	3,502,035,462	531,542,113	61,800,000	(725,710)	38,183,947	4,009,235,812	71.6%
Total	$3,712,105,216	$544,465,245	$181,800,000	$(927,715)	$39,558,685	$4,113,401,431

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,605,023	$--	$2,605,023	$--
U.S. Government and Government Agency Obligations	68,448,647	--	68,448,647	--
Collateralized Mortgage Obligations	652,187	--	652,187	--
Fixed-Income Funds	4,113,401,431	4,113,401,431	--	--
Money Market Funds	38,313,279	38,313,279	--	--
Total Investments in Securities:	$4,223,420,567	$4,151,714,710	$71,705,857	$--

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $70,128,095)	$71,705,857
Fidelity Central Funds (cost $4,107,899,201)	4,151,714,710
Total Investment in Securities (cost $4,178,027,296)		$4,223,420,567
Receivable for fund shares sold		2,963,417
Interest receivable		277,526
Distributions receivable from Fidelity Central Funds		25,279
Prepaid expenses		6,700
Total assets		4,226,693,489
Liabilities
Payable for investments purchased	$16,759,009
Payable for fund shares redeemed	5,876,575
Accrued management fee	1,074,710
Distribution and service plan fees payable	364,551
Other affiliated payables	362,587
Other payables and accrued expenses	6,549
Total liabilities		24,443,981
Net Assets		$4,202,249,508
Net Assets consist of:
Paid in capital		$4,120,400,677
Undistributed net investment income		15,632,903
Accumulated undistributed net realized gain (loss) on investments		20,822,657
Net unrealized appreciation (depreciation) on investments		45,393,271
Net Assets		$4,202,249,508
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,069,370,839 ÷ 83,550,190 shares)		$12.80
Service Class:
Net Asset Value, offering price and redemption price per share ($587,651,995 ÷ 46,428,447 shares)		$12.66
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,514,501,863 ÷ 121,294,429 shares)		$12.49
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,030,724,811 ÷ 80,849,280 shares)		$12.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$2,004,426
Income from Fidelity Central Funds		116,926,998
Total income		118,931,424
Expenses
Management fee	$12,471,400
Transfer agent fees	3,085,712
Distribution and service plan fees	4,182,103
Accounting fees and expenses	1,133,075
Custodian fees and expenses	7,715
Independent trustees' fees and expenses	14,962
Registration fees	762
Audit	51,045
Legal	11,199
Miscellaneous	31,846
Total expenses before reductions	20,989,819
Expense reductions	(22,673)	20,967,146
Net investment income (loss)		97,964,278
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,538,500
Fidelity Central Funds	(927,715)
Capital gain distributions from Fidelity Central Funds	20,994,834
Total net realized gain (loss)		21,605,619
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	828,299
Fidelity Central Funds	39,558,685
Total change in net unrealized appreciation (depreciation)		40,386,984
Net gain (loss)		61,992,603
Net increase (decrease) in net assets resulting from operations		$159,956,881

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$97,964,278	$95,863,895
Net realized gain (loss)	21,605,619	32,552,902
Change in net unrealized appreciation (depreciation)	40,386,984	31,223,842
Net increase (decrease) in net assets resulting from operations	159,956,881	159,640,639
Distributions to shareholders from net investment income	(96,951,660)	(88,029,174)
Distributions to shareholders from net realized gain	(17,412,901)	(1,708,806)
Total distributions	(114,364,561)	(89,737,980)
Share transactions - net increase (decrease)	364,622,194	169,530,017
Total increase (decrease) in net assets	410,214,514	239,432,676
Net Assets
Beginning of period	3,792,034,994	3,552,602,318
End of period	$4,202,249,508	$3,792,034,994
Other Information
Undistributed net investment income end of period	$15,632,903	$14,506,398

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$12.37	$12.79	$12.36	$13.06
Income from Investment Operations
Net investment income (loss)A	.325	.344	.345	.327	.295
Net realized and unrealized gain (loss)	.204	.240	(.419)	.392	(.526)
Total from investment operations	.529	.584	(.074)	.719	(.231)
Distributions from net investment income	(.312)	(.308)	(.336)	(.284)	(.310)
Distributions from net realized gain	(.057)	(.006)	(.010)	(.005)	(.159)
Total distributions	(.369)	(.314)	(.346)	(.289)	(.469)
Net asset value, end of period	$12.80	$12.64	$12.37	$12.79	$12.36
Total ReturnB,C	4.22%	4.74%	(.60)%	5.83%	(1.78)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.41%	.41%	.42%	.42%	.42%
Expenses net of fee waivers, if any	.41%	.41%	.42%	.42%	.42%
Expenses net of all reductions	.41%	.41%	.42%	.42%	.42%
Net investment income (loss)	2.53%	2.67%	2.69%	2.56%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$1,069,371	$1,023,875	$1,052,893	$1,081,564	$981,378
Portfolio turnover rateF	6%	11%	9%	7%	4%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than 0.005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$12.24	$12.66	$12.24	$12.94
Income from Investment Operations
Net investment income (loss)A	.309	.328	.329	.312	.280
Net realized and unrealized gain (loss)	.207	.236	(.416)	.391	(.523)
Total from investment operations	.516	.564	(.087)	.703	(.243)
Distributions from net investment income	(.299)	(.298)	(.323)	(.278)	(.298)
Distributions from net realized gain	(.057)	(.006)	(.010)	(.005)	(.159)
Total distributions	(.356)	(.304)	(.333)	(.283)	(.457)
Net asset value, end of period	$12.66	$12.50	$12.24	$12.66	$12.24
Total ReturnB,C	4.16%	4.63%	(.71)%	5.75%	(1.89)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.51%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.51%	.52%	.52%	.52%
Expenses net of all reductions	.51%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.43%	2.57%	2.60%	2.46%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$587,652	$541,803	$520,000	$432,656	$265,505
Portfolio turnover rateF	6%	11%	9%	7%	4%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than 0.005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.34	$12.09	$12.51	$12.10	$12.79
Income from Investment Operations
Net investment income (loss)A	.286	.304	.306	.289	.257
Net realized and unrealized gain (loss)	.203	.235	(.410)	.379	(.510)
Total from investment operations	.489	.539	(.104)	.668	(.253)
Distributions from net investment income	(.282)	(.283)	(.306)	(.253)	(.278)
Distributions from net realized gain	(.057)	(.006)	(.010)	(.005)	(.159)
Total distributions	(.339)	(.289)	(.316)	(.258)	(.437)
Net asset value, end of period	$12.49	$12.34	$12.09	$12.51	$12.10
Total ReturnB,C	3.99%	4.48%	(.85)%	5.53%	(1.99)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.66%	.66%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.67%	.67%
Expenses net of all reductions	.66%	.66%	.67%	.67%	.67%
Net investment income (loss)	2.28%	2.42%	2.45%	2.31%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,514,502	$1,310,808	$1,186,855	$1,082,467	$1,115,493
Portfolio turnover rateF	6%	11%	9%	7%	4%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than 0.005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$12.32	$12.75	$12.32	$13.02
Income from Investment Operations
Net investment income (loss)A	.319	.338	.340	.322	.290
Net realized and unrealized gain (loss)	.206	.243	(.428)	.395	(.526)
Total from investment operations	.525	.581	(.088)	.717	(.236)
Distributions from net investment income	(.308)	(.305)	(.332)	(.282)	(.305)
Distributions from net realized gain	(.057)	(.006)	(.010)	(.005)	(.159)
Total distributions	(.365)	(.311)	(.342)	(.287)	(.464)
Net asset value, end of period	$12.75	$12.59	$12.32	$12.75	$12.32
Total ReturnB,C	4.20%	4.74%	(.71)%	5.83%	(1.82)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.44%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.44%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.49%	2.63%	2.66%	2.53%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$1,030,725	$915,550	$792,855	$759,351	$582,454
Portfolio turnover rateF	6%	11%	9%	7%	4%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than 0.005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than 0.005%
Fidelity VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than 0.005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$118,765,140
Gross unrealized depreciation	(22,828,822)
Net unrealized appreciation (depreciation)	$95,936,318
Tax Cost	$4,127,484,249

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,231,349
Undistributed long-term capital gain	$24,433,200
Net unrealized appreciation (depreciation) on securities and other investments	$95,936,318

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$104,588,897	$ 89,737,980
Long-term Capital Gains	9,775,664	-
Tax Return of Capital	$114,364,561	$ 89,737,980

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $544,465,245 and $185,321,555, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$574,676
Service Class 2	3,607,427
$4,182,103

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$719,842
Service Class	390,780
Service Class 2	981,220
Investor Class	993,870
$3,085,712

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,672 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22,660.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$26,114,745	$24,450,239
Service Class	13,527,204	12,665,566
Service Class 2	33,028,704	29,201,380
Investor Class	24,281,007	21,711,989
Total	$96,951,660	$88,029,174
From net realized gain
Initial Class	$4,578,531	$497,316
Service Class	2,473,896	247,698
Service Class 2	6,260,351	577,528
Investor Class	4,100,123	386,264
Total	$17,412,901	$1,708,806

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	15,591,595	12,976,360	$200,373,757	$167,325,356
Reinvestment of distributions	2,409,044	1,987,447	30,693,276	24,947,555
Shares redeemed	(15,446,704)	(19,098,381)	(198,086,545)	(245,920,014)
Net increase (decrease)	2,553,935	(4,134,574)	$32,980,488	$(53,647,103)
Service Class
Shares sold	10,351,533	8,305,309	$131,529,873	$106,345,525
Reinvestment of distributions	1,269,621	1,040,279	16,001,100	12,913,264
Shares redeemed	(8,521,274)	(8,496,482)	(108,510,224)	(107,627,832)
Net increase (decrease)	3,099,880	849,106	$39,020,749	$11,630,957
Service Class 2
Shares sold	22,778,348	22,975,530	$284,830,875	$291,172,285
Reinvestment of distributions	3,160,058	2,430,298	39,289,055	29,778,908
Shares redeemed	(10,848,664)	(17,346,367)	(136,111,587)	(217,721,146)
Net increase (decrease)	15,089,742	8,059,461	$188,008,343	$103,230,047
Investor Class
Shares sold	12,974,918	16,055,919	$166,356,597	$207,020,681
Reinvestment of distributions	2,236,066	1,767,369	28,381,130	22,098,253
Shares redeemed	(7,064,535)	(9,454,282)	(90,125,113)	(120,802,818)
Net increase (decrease)	8,146,449	8,369,006	$104,612,614	$108,316,116

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 23% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

VIP Investment Grade Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 20, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

VIP Investment Grade Bond Portfolio

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

VIP Investment Grade Bond Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.40%
Actual		$1,000.00	$1,015.80	$2.03
Hypothetical-C		$1,000.00	$1,023.19	$2.04
Service Class	.50%
Actual		$1,000.00	$1,015.10	$2.54
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Service Class 2.65%
Actual		$1,000.00	$1,014.20	$3.30
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Investor Class	.44%
Actual		$1,000.00	$1,015.60	$2.24
Hypothetical-C		$1,000.00	$1,022.99	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

VIP Investment Grade Bond Portfolio

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Investment Grade Bond Portfolio
Initial Class	02/16/18	02/16/18	$0.049	$0.077
Service Class	02/16/18	02/16/18	$0.047	$0.077
Service Class 2	02/16/18	02/16/18	$0.044	$0.077
Investor Class	02/16/18	02/16/18	$0.048	$0.077

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $24,433,201, or, if subsequently determined to be different, the net capital gain of such year.

A total of 20.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

The following are the financial statements for the Fidelity® VIP Investment Grade Central Fund as of December 31, 2017 which is a direct investment of VIP Investment Grade Bond Portfolio.

Fidelity® VIP Investment Grade Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP Investment Grade Central Fund	4.46%	2.81%	4.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,091	Fidelity VIP Investment Grade Central Fund
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

Fidelity® VIP Investment Grade Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds advanced solidly in 2017, as the asset class spent the majority of the year in recovery mode from its steep post-election sell-off in late 2016. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54% for the year. Longer-term bond yields declined through early September – despite two policy-rate hikes – as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. Yields then ticked higher from October through year-end, amid efforts by the U.S. Federal Reserve to gradually reduce its balance sheet, and economic strength that led to a policy-rate hike in December. Bond yields rose further following tax reform passed by Congress late in 2017 that boosted expectations for near-term economic growth and reinforced the rate-hike cycle. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, up 6.42%. U.S. Treasuries returned 2.31%, outperforming most sovereign bonds. Securitized sectors, with the exception of asset-backed securities, slightly topped Treasuries. Outside the index, riskier, non-core fixed-income segments led the broader market, while Treasury Inflation-Protected Securities (TIPS) gained 3.01%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Ford O'Neil and Celso Munoz:  For the year, the fund returned 4.46%, solidly outpacing the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Certain allocation decisions meaningfully boosted the fund’s relative results, particularly its emphasis on credit-sensitive spread sectors – non-U.S. Treasury securities with higher yields and enhanced credit risk. Investments in non-U.S. government agency issues from Mexico and Brazil tied to the energy sector proved to be advantageous. These securities enjoyed substantial gains as oil prices rallied and investors generally sought higher-yielding alternatives to U.S. bonds. Certain taxable municipal bond holdings, led by securities backed by the state of Illinois and the city of Chicago, also contributed. Our approach to the investment-grade corporate segment panned out fairly well, as our larger-than-index exposure to this segment was a source of outperformance, although the more significant contribution came from our selections among such securities. Significantly overweighting financials, particularly U.S. and European banks and real estate investment trusts, added value. That said, underweighting bright spots within the industrial sector curbed results, as did owning poor-performing bonds of Teva Pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® VIP Investment Grade Central Fund

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations	64.4%
AAA	0.3%
AA	0.9%
A	6.0%
BBB	21.5%
BB and Below	6.3%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2017 *,**
Corporate Bonds	30.7%
U.S. Government and U.S. Government Agency Obligations	64.4%
Asset-Backed Securities	0.7%
CMOs and Other Mortgage Related Securities	0.6%
Municipal Bonds	1.8%
Other Investments	1.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 8.5%

 ** Futures and Swaps - 0.0%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® VIP Investment Grade Central Fund

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 30.7%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.8%
General Motors Co. 3.5% 10/2/18	$3,528,000	$3,564,681
General Motors Financial Co., Inc.:
3.2% 7/13/20	10,000,000	10,135,083
3.25% 5/15/18	1,860,000	1,866,985
3.5% 7/10/19	4,187,000	4,249,701
4.2% 3/1/21	5,411,000	5,626,699
4.25% 5/15/23	2,080,000	2,175,403
4.375% 9/25/21	15,702,000	16,515,041
		44,133,593
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19	416,000	418,127
4.25% 6/15/23	2,932,000	3,123,894
		3,542,021
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	910,000	919,373
3.7% 1/30/26	2,400,000	2,501,103
		3,420,476
Media - 1.5%
21st Century Fox America, Inc. 7.75% 12/1/45	3,169,000	5,023,276
AOL Time Warner, Inc. 2.95% 7/15/26	12,000,000	11,346,654
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	5,742,000	5,990,182
4.908% 7/23/25	3,860,000	4,102,968
5.375% 5/1/47	6,172,000	6,323,262
6.484% 10/23/45	1,700,000	1,980,563
Time Warner Cable, Inc.:
4% 9/1/21	7,363,000	7,582,702
4.5% 9/15/42	556,000	521,228
5.5% 9/1/41	1,700,000	1,770,584
5.875% 11/15/40	1,500,000	1,626,328
6.55% 5/1/37	18,635,000	21,902,003
6.75% 7/1/18	4,425,000	4,522,938
7.3% 7/1/38	3,781,000	4,736,273
8.25% 4/1/19	7,716,000	8,246,127
		85,675,088

TOTAL CONSUMER DISCRETIONARY		136,771,178

CONSUMER STAPLES - 1.7%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	9,870,000	9,918,656
3.3% 2/1/23	10,630,000	10,876,104
4.7% 2/1/36	10,065,000	11,287,436
4.9% 2/1/46	11,511,000	13,329,261
		45,411,457
Food & Staples Retailing - 0.1%
CVS Health Corp. 3.5% 7/20/22	2,525,000	2,571,684
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	2,460,000	2,474,656
3.3% 11/18/21	2,918,000	2,966,390
		8,012,730
Tobacco - 0.8%
Altria Group, Inc. 4% 1/31/24	2,227,000	2,362,114
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	4,804,000	4,963,851
4.25% 7/21/25 (a)	4,804,000	5,036,022
Reynolds American, Inc.:
2.3% 6/12/18	2,110,000	2,112,468
3.25% 6/12/20	939,000	954,053
4% 6/12/22	3,228,000	3,372,289
4.45% 6/12/25	2,341,000	2,495,515
5.7% 8/15/35	1,215,000	1,447,339
5.85% 8/15/45	9,320,000	11,628,845
6.15% 9/15/43	4,000,000	5,137,103
7.25% 6/15/37	2,962,000	4,105,514
		43,615,113

TOTAL CONSUMER STAPLES		97,039,300

ENERGY - 5.9%
Energy Equipment & Services - 0.2%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,517,000	1,616,743
Halliburton Co.:
3.8% 11/15/25	2,467,000	2,563,248
4.85% 11/15/35	2,154,000	2,414,829
Noble Holding International Ltd.:
5.75% 3/16/18	342,000	343,112
7.7% 4/1/25 (b)	2,180,000	1,825,750
8.7% 4/1/45 (b)	2,104,000	1,667,420
		10,431,102
Oil, Gas & Consumable Fuels - 5.7%
Amerada Hess Corp. 7.875% 10/1/29	2,544,000	3,170,710
Anadarko Finance Co. 7.5% 5/1/31	6,883,000	8,832,073
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,620,000	1,710,627
5.55% 3/15/26	3,337,000	3,743,165
6.45% 9/15/36	1,002,000	1,226,468
6.6% 3/15/46	4,530,000	5,822,183
Canadian Natural Resources Ltd.:
1.75% 1/15/18	1,762,000	1,761,685
3.8% 4/15/24	6,783,000	6,983,996
5.85% 2/1/35	2,497,000	2,925,382
Cenovus Energy, Inc. 4.25% 4/15/27	5,557,000	5,542,066
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	894,000	894,526
3.3% 6/1/20	4,379,000	4,441,277
4.5% 6/1/25	1,336,000	1,422,173
DCP Midstream LLC:
4.75% 9/30/21 (a)	3,739,000	3,860,518
5.35% 3/15/20 (a)	3,724,000	3,882,270
DCP Midstream Operating LP:
3.875% 3/15/23	1,771,000	1,759,931
5.6% 4/1/44	1,227,000	1,217,798
Duke Energy Field Services 6.45% 11/3/36 (a)	2,477,000	2,656,583
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	3,540,000	3,701,584
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,253,000	1,245,704
3.9% 5/15/24 (b)	1,322,000	1,329,741
Enbridge Energy Partners LP:
4.2% 9/15/21	4,399,000	4,572,274
4.375% 10/15/20	3,093,000	3,223,138
Enbridge, Inc.:
4.25% 12/1/26	1,773,000	1,853,416
5.5% 12/1/46	2,046,000	2,458,103
EnLink Midstream Partners LP 2.7% 4/1/19	6,288,000	6,281,879
Enterprise Products Operating LP:
1.65% 5/7/18	1,969,000	1,966,369
2.55% 10/15/19	863,000	865,625
3.7% 2/15/26	4,800,000	4,913,688
3.75% 2/15/25	2,900,000	2,989,515
Kinder Morgan Energy Partners LP 6.55% 9/15/40	460,000	537,424
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,346,962
Nakilat, Inc. 6.067% 12/31/33 (a)	1,808,000	2,106,682
Petrobras Global Finance BV:
4.375% 5/20/23	7,020,000	6,942,569
5.625% 5/20/43	6,681,000	5,970,409
7.25% 3/17/44	24,245,000	25,214,800
Petrobras International Finance Co. Ltd. 5.375% 1/27/21	13,384,000	13,919,360
Petroleos Mexicanos:
3.5% 7/23/20	32,555,000	32,994,493
3.5% 1/30/23	3,410,000	3,338,390
4.5% 1/23/26	6,809,000	6,796,744
4.625% 9/21/23	7,350,000	7,561,313
4.875% 1/24/22	3,398,000	3,541,566
4.875% 1/18/24	4,539,000	4,702,177
5.375% 3/13/22 (a)	2,700,000	2,862,000
5.5% 1/21/21	3,601,000	3,820,661
5.5% 6/27/44	2,492,000	2,292,540
5.625% 1/23/46	8,402,000	7,776,051
6% 3/5/20	1,625,000	1,724,125
6.375% 1/23/45	4,048,000	4,069,657
6.5% 3/13/27 (a)	4,830,000	5,279,190
6.5% 6/2/41	7,675,000	7,893,738
6.75% 9/21/47	4,975,000	5,193,154
6.75% 9/21/47 (a)	5,130,000	5,354,951
8% 5/3/19	2,537,000	2,709,516
Phillips 66 Co. 4.3% 4/1/22	3,770,000	4,006,419
Phillips 66 Partners LP 2.646% 2/15/20	375,000	374,972
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	1,784,000	1,794,185
Southwestern Energy Co. 6.7% 1/23/25 (b)	2,509,000	2,606,224
Spectra Energy Capital, LLC 3.3% 3/15/23	5,000,000	4,988,121
The Williams Companies, Inc.:
3.7% 1/15/23	1,208,000	1,201,960
4.55% 6/24/24	13,337,000	13,837,138
Western Gas Partners LP:
4.65% 7/1/26	8,532,000	8,866,919
5.375% 6/1/21	6,322,000	6,703,195
Williams Partners LP:
3.6% 3/15/22	3,522,000	3,602,280
3.9% 1/15/25	1,216,000	1,239,051
4% 11/15/21	1,605,000	1,659,658
4.3% 3/4/24	5,449,000	5,705,936
4.5% 11/15/23	1,751,000	1,851,535
		320,640,532

TOTAL ENERGY		331,071,634

FINANCIALS - 12.4%
Banks - 6.0%
Bank of America Corp.:
2.25% 4/21/20	3,337,000	3,339,129
2.6% 1/15/19	1,033,000	1,036,468
3.004% 12/20/23 (a)(b)	23,141,000	23,198,162
3.419% 12/20/28 (a)(b)	5,663,000	5,664,471
3.5% 4/19/26	5,024,000	5,135,198
3.95% 4/21/25	4,125,000	4,264,747
4.2% 8/26/24	6,867,000	7,229,895
4.25% 10/22/26	4,261,000	4,489,175
Barclays PLC:
2% 3/16/18	17,646,000	17,646,106
2.75% 11/8/19	3,581,000	3,588,699
3.25% 1/12/21	4,610,000	4,654,270
4.375% 1/12/26	6,221,000	6,471,209
Citigroup, Inc.:
2.7% 10/27/22	9,998,000	9,889,828
3.875% 3/26/25	9,500,000	9,722,417
4.05% 7/30/22	1,800,000	1,873,203
5.5% 9/13/25	4,860,000	5,473,718
Citizens Bank NA 2.55% 5/13/21	1,560,000	1,554,074
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	4,857,000	5,036,344
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20	4,667,000	4,684,922
3.75% 3/26/25	4,660,000	4,753,904
3.8% 9/15/22	7,240,000	7,467,365
3.8% 6/9/23	8,582,000	8,849,243
Discover Bank:
4.2% 8/8/23	2,849,000	2,991,340
7% 4/15/20	2,309,000	2,516,622
Fifth Third Bancorp:
2.875% 7/27/20	3,000,000	3,031,511
4.5% 6/1/18	1,179,000	1,190,485
8.25% 3/1/38	4,319,000	6,590,839
HBOS PLC 6.75% 5/21/18 (a)	2,600,000	2,644,074
HSBC Holdings PLC 4.25% 3/14/24	2,200,000	2,297,613
HSBC U.S.A., Inc. 1.625% 1/16/18	3,721,000	3,720,725
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,122,656
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	3,027,000	3,098,788
5.71% 1/15/26 (a)	6,992,000	7,364,209
JPMorgan Chase & Co.:
2.75% 6/23/20	5,755,000	5,804,890
2.95% 10/1/26	8,028,000	7,883,211
3.875% 9/10/24	43,751,000	45,627,795
4.125% 12/15/26	14,080,000	14,849,093
MUFG Americas Holdings Corp. 2.25% 2/10/20	4,493,000	4,468,354
Rabobank Nederland 4.375% 8/4/25	7,451,000	7,863,448
Regions Bank 6.45% 6/26/37	7,720,000	9,859,748
Regions Financial Corp. 3.2% 2/8/21	2,833,000	2,882,213
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	20,522,000	21,762,684
6% 12/19/23	8,517,000	9,397,161
6.1% 6/10/23	11,522,000	12,685,787
6.125% 12/15/22	8,239,000	9,029,434
Synchrony Bank 3% 6/15/22	4,542,000	4,522,932
		339,228,159
Capital Markets - 4.1%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	5,541,000	5,601,685
4.25% 2/15/24	4,287,000	4,519,298
Credit Suisse AG 6% 2/15/18	6,486,000	6,515,397
Deutsche Bank AG:
4.25% 10/14/21	1,906,000	1,982,936
4.5% 4/1/25	10,381,000	10,532,745
Deutsche Bank AG London Branch 1.875% 2/13/18	24,542,000	24,538,319
Deutsche Bank AG New York Branch 3.3% 11/16/22	7,404,000	7,365,257
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	22,903,000	22,834,849
3.691% 6/5/28 (b)	41,645,000	42,234,799
5.25% 7/27/21	1,125,000	1,219,142
5.95% 1/18/18	755,000	756,191
6.15% 4/1/18	5,954,000	6,014,454
IntercontinentalExchange, Inc. 2.75% 12/1/20	1,628,000	1,647,293
Lazard Group LLC 4.25% 11/14/20	3,307,000	3,444,251
Moody's Corp.:
3.25% 1/15/28 (a)	2,386,000	2,358,071
4.875% 2/15/24	2,240,000	2,459,992
Morgan Stanley:
2.125% 4/25/18	4,257,000	4,256,984
2.65% 1/27/20	15,070,000	15,137,224
3.125% 7/27/26	21,964,000	21,657,813
3.625% 1/20/27	11,000,000	11,254,818
3.7% 10/23/24	3,281,000	3,389,600
4.875% 11/1/22	7,751,000	8,345,346
5% 11/24/25	1,047,000	1,145,395
5.75% 1/25/21	3,512,000	3,826,820
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	5,000,000	5,147,076
Thomson Reuters Corp. 3.85% 9/29/24	3,379,000	3,502,004
UBS AG Stamford Branch 2.35% 3/26/20	1,450,000	1,448,757
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	5,261,000	5,519,834
		228,656,350
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.5% 5/26/22	1,724,000	1,749,405
Discover Financial Services:
3.85% 11/21/22	5,040,000	5,176,098
3.95% 11/6/24	2,847,000	2,907,553
4.1% 2/9/27	3,673,000	3,762,369
Ford Motor Credit Co. LLC:
2.24% 6/15/18	5,000,000	5,004,714
2.875% 10/1/18	4,500,000	4,526,459
Hyundai Capital America:
2% 3/19/18 (a)	6,308,000	6,306,013
2.875% 8/9/18 (a)	1,921,000	1,924,991
Synchrony Financial:
3% 8/15/19	1,459,000	1,469,005
3.75% 8/15/21	2,203,000	2,258,756
4.25% 8/15/24	2,218,000	2,299,278
		37,384,641
Diversified Financial Services - 0.3%
Brixmor Operating Partnership LP:
3.25% 9/15/23	5,952,000	5,830,422
3.875% 8/15/22	5,542,000	5,677,637
4.125% 6/15/26	2,032,000	2,048,943
Voya Financial, Inc. 3.125% 7/15/24	2,851,000	2,824,721
		16,381,723
Insurance - 1.3%
AIA Group Ltd. 2.25% 3/11/19 (a)	913,000	907,663
American International Group, Inc.:
3.3% 3/1/21	2,355,000	2,400,533
3.75% 7/10/25	8,311,000	8,566,840
4.875% 6/1/22	3,597,000	3,910,834
Aon Corp. 5% 9/30/20	1,402,000	1,492,888
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	4,093,000	4,377,091
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,435,196
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	5,285,000	5,610,111
MetLife, Inc. 4.75% 2/8/21	1,477,000	1,581,212
Metropolitan Life Global Funding I 3% 1/10/23 (a)	2,636,000	2,657,305
Pacific LifeCorp 5.125% 1/30/43 (a)	5,252,000	5,922,051
Prudential Financial, Inc.:
2.3% 8/15/18	599,000	600,003
7.375% 6/15/19	1,250,000	1,342,179
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	5,347,000	6,110,985
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (a)	1,222,000	1,233,542
4.125% 11/1/24 (a)	1,771,000	1,868,630
Unum Group:
3.875% 11/5/25	4,860,000	4,975,452
4% 3/15/24	5,930,000	6,173,877
5.625% 9/15/20	2,889,000	3,109,924
5.75% 8/15/42	7,278,000	8,898,590
		74,174,906

TOTAL FINANCIALS		695,825,779

HEALTH CARE - 1.7%
Biotechnology - 0.2%
AbbVie, Inc.:
2.9% 11/6/22	4,038,000	4,045,675
3.2% 11/6/22	4,580,000	4,650,143
		8,695,818
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 2.675% 12/15/19	1,156,000	1,160,037
Zimmer Biomet Holdings, Inc. 2% 4/1/18	9,035,000	9,038,279
		10,198,316
Health Care Providers & Services - 0.5%
HCA Holdings, Inc.:
3.75% 3/15/19	6,803,000	6,862,526
4.25% 10/15/19	11,265,000	11,504,381
4.75% 5/1/23	215,000	221,450
5.875% 3/15/22	260,000	278,200
6.5% 2/15/20	7,140,000	7,568,400
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,825,496
		29,260,453
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
2.4% 2/1/19	712,000	713,687
4.15% 2/1/24	1,093,000	1,159,184
		1,872,871
Pharmaceuticals - 0.8%
Actavis Funding SCS:
2.35% 3/12/18	11,511,000	11,519,975
3% 3/12/20	3,962,000	3,997,423
3.45% 3/15/22	6,868,000	6,977,460
Mylan NV:
2.5% 6/7/19	2,445,000	2,442,254
3.15% 6/15/21	5,002,000	5,029,436
3.95% 6/15/26	2,549,000	2,569,670
Perrigo Finance PLC 3.5% 12/15/21	449,000	457,206
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	3,623,000	3,309,165
2.8% 7/21/23	2,593,000	2,257,666
3.15% 10/1/26	3,088,000	2,548,906
Zoetis, Inc. 3.25% 2/1/23	1,649,000	1,674,148
		42,783,309

TOTAL HEALTH CARE		92,810,767

INDUSTRIALS - 0.5%
Airlines - 0.0%
Continental Airlines, Inc. 6.795% 8/2/18	83,660	84,914
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	1,961,759	2,111,048
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	126,567	127,833
8.36% 1/20/19	589,554	601,346
		2,925,141
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.125% 1/15/18	2,155,000	2,154,857
2.625% 9/4/18	4,630,000	4,643,625
3% 9/15/23	877,000	870,068
3.375% 6/1/21	2,523,000	2,576,970
3.75% 2/1/22	4,522,000	4,671,749
3.875% 4/1/21	3,180,000	3,293,468
4.25% 9/15/24	3,565,000	3,740,162
4.75% 3/1/20	3,519,000	3,682,179
		25,633,078

TOTAL INDUSTRIALS		28,558,219

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	832,000	833,866
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 6.35% 10/15/45 (b)	589,000	623,092

TOTAL INFORMATION TECHNOLOGY		1,456,958

MATERIALS - 0.5%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,760,696
4.25% 11/15/20	1,196,000	1,248,986
		5,009,682
Metals & Mining - 0.4%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	1,921,000	2,079,483
6.75% 10/19/75 (a)(b)	4,773,000	5,572,907
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	1,696,000	1,697,849
4.5% 8/13/23 (a)	9,000,000	9,599,760
4.5% 8/1/47 (a)	1,720,000	1,848,381
Vale Overseas Ltd. 4.375% 1/11/22	3,818,000	3,947,812
		24,746,192

TOTAL MATERIALS		29,755,874

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	879,000	882,658
4.6% 4/1/22	1,403,000	1,489,651
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,214,168
American Tower Corp. 2.8% 6/1/20	9,000,000	9,055,520
AvalonBay Communities, Inc. 3.625% 10/1/20	1,872,000	1,926,934
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,904,001
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,607,023
4.25% 1/15/24	3,408,000	3,581,868
Corporate Office Properties LP 5% 7/1/25	3,156,000	3,370,328
DDR Corp.:
3.625% 2/1/25	2,629,000	2,585,402
3.9% 8/15/24	758,000	763,458
4.25% 2/1/26	1,807,000	1,838,282
4.625% 7/15/22	2,855,000	3,009,768
Duke Realty LP:
3.625% 4/15/23	2,123,000	2,174,418
3.75% 12/1/24	1,576,000	1,627,168
3.875% 10/15/22	3,512,000	3,653,515
Equity One, Inc. 3.75% 11/15/22	5,500,000	5,633,769
ERP Operating LP:
2.375% 7/1/19	2,683,000	2,689,509
4.75% 7/15/20	2,827,000	2,979,766
Health Care REIT, Inc. 2.25% 3/15/18	1,731,000	1,731,668
Lexington Corporate Properties Trust 4.4% 6/15/24	1,441,000	1,451,538
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,023,000	6,107,802
4.5% 1/15/25	2,677,000	2,674,521
4.5% 4/1/27	16,195,000	15,841,983
4.75% 1/15/28	6,382,000	6,324,417
4.95% 4/1/24	1,354,000	1,414,238
5.25% 1/15/26	5,686,000	5,890,837
Retail Opportunity Investments Partnership LP:
4% 12/15/24	978,000	958,476
5% 12/15/23	737,000	768,171
Weingarten Realty Investors 3.375% 10/15/22	812,000	818,477
WP Carey, Inc. 4% 2/1/25	5,360,000	5,419,185
		104,388,519
Real Estate Management & Development - 1.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	5,510,000	5,620,292
3.95% 11/15/27	3,676,000	3,647,699
4.1% 10/1/24	4,251,000	4,320,077
4.55% 10/1/29	4,524,000	4,623,613
Digital Realty Trust LP:
3.4% 10/1/20	4,915,000	5,011,729
3.95% 7/1/22	3,320,000	3,467,865
4.75% 10/1/25	3,533,000	3,840,090
5.25% 3/15/21	1,953,000	2,095,058
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,230,938
4.125% 6/15/22	2,007,000	2,107,700
4.4% 2/15/24	4,876,000	5,201,556
4.75% 10/1/20	4,185,000	4,401,614
Mack-Cali Realty LP:
3.15% 5/15/23	4,988,000	4,638,426
4.5% 4/18/22	1,218,000	1,220,243
Post Apartment Homes LP 3.375% 12/1/22	790,000	800,759
Tanger Properties LP:
3.125% 9/1/26	2,589,000	2,463,736
3.75% 12/1/24	2,960,000	2,974,782
3.875% 12/1/23	1,792,000	1,826,308
Ventas Realty LP:
3.125% 6/15/23	1,289,000	1,289,349
3.5% 2/1/25	6,443,000	6,489,513
4.125% 1/15/26	1,557,000	1,624,623
4.375% 2/1/45	763,000	785,498
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	2,696,000	2,695,847
4% 4/30/19	1,357,000	1,381,592
		74,758,907

TOTAL REAL ESTATE		179,147,426

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
2.45% 6/30/20	3,187,000	3,183,306
3.6% 2/17/23	6,635,000	6,786,467
4.5% 3/9/48	10,800,000	10,110,413
5.875% 10/1/19	4,711,000	4,990,755
Verizon Communications, Inc.:
5.012% 4/15/49	1,664,000	1,743,621
5.012% 8/21/54	9,569,000	9,753,108
5.5% 3/16/47	3,802,000	4,328,339
		40,896,009
UTILITIES - 1.6%
Electric Utilities - 1.1%
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	2,664,000	2,945,226
6.4% 9/15/20 (a)	7,513,000	8,215,218
Eversource Energy:
1.45% 5/1/18	1,125,000	1,123,218
2.8% 5/1/23	5,110,000	5,083,917
FirstEnergy Corp.:
4.25% 3/15/23	11,729,000	12,248,769
7.375% 11/15/31	5,897,000	7,950,521
FirstEnergy Solutions Corp. 6.05% 8/15/21	7,286,000	3,023,690
IPALCO Enterprises, Inc.:
3.45% 7/15/20	7,767,000	7,844,670
3.7% 9/1/24 (a)	2,157,000	2,154,558
LG&E and KU Energy LLC 3.75% 11/15/20	525,000	541,610
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,219,335
NV Energy, Inc. 6.25% 11/15/20	1,238,000	1,359,522
PG&E Corp. 2.4% 3/1/19	600,000	600,316
Progress Energy, Inc. 4.4% 1/15/21	4,274,000	4,479,847
TECO Finance, Inc. 5.15% 3/15/20	1,545,000	1,625,976
		62,416,393
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,236,814
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP:
2.15% 6/15/19	1,201,000	1,196,219
2.7% 6/15/21	1,182,000	1,179,003
3.55% 6/15/26	1,891,000	1,895,925
		4,271,147
Multi-Utilities - 0.4%
Dominion Resources, Inc. 3 month U.S. LIBOR + 2.300% 3.6328% 9/30/66 (b)(c)	15,230,000	14,335,238
Puget Energy, Inc.:
6% 9/1/21	4,807,000	5,317,651
6.5% 12/15/20	1,534,000	1,698,024
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 3.5284% 5/15/67 (b)(c)	1,426,000	1,378,785
		22,729,698

TOTAL UTILITIES		90,654,052

TOTAL NONCONVERTIBLE BONDS
(Cost $1,670,912,288)		1,723,987,196

U.S. Government and Government Agency Obligations - 43.4%
U.S. Treasury Inflation-Protected Obligations - 7.9%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$50,425,687	$50,818,641
0.875% 2/15/47	3,177,891	3,311,244
1% 2/15/46	13,522,850	14,485,247
1.375% 2/15/44	47,176,843	54,610,262
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	58,506,342	57,871,549
0.125% 7/15/26	38,691,904	37,848,424
0.25% 1/15/25	51,230,082	50,825,190
0.375% 1/15/27	42,029,711	41,774,857
0.375% 7/15/27	65,039,220	64,763,720
0.625% 1/15/26	62,285,400	63,350,989

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		439,660,123

U.S. Treasury Obligations - 35.5%
U.S. Treasury Bonds:
3% 5/15/45 (d)(e)	42,484,000	44,568,030
3% 11/15/45	38,163,000	40,034,863
3% 2/15/47	113,300,000	119,024,154
3% 5/15/47	49,138,000	51,605,154
U.S. Treasury Notes:
1.125% 2/28/19	220,000,000	218,185,196
1.25% 3/31/21	27,924,000	27,232,639
1.25% 10/31/21	264,057,000	255,788,818
1.75% 12/31/20	11,000,000	10,922,705
1.875% 3/31/22	249,649,000	246,811,150
1.875% 7/31/22	250,804,000	247,377,935
2% 12/31/21	437,319,000	435,071,921
2.125% 7/31/24	122,131,000	120,652,570
2.125% 11/30/24	41,481,000	40,926,586
2.25% 10/31/24	35,630,000	35,457,249
2.25% 12/31/24	98,685,000	98,128,931

TOTAL U.S. TREASURY OBLIGATIONS		1,991,787,901

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,439,436,187)		2,431,448,024

U.S. Government Agency - Mortgage Securities - 20.8%
Fannie Mae - 10.8%
12 month U.S. LIBOR + 1.480% 3.312% 7/1/34 (b)(c)	29,876	30,972
12 month U.S. LIBOR + 1.553% 3.322% 6/1/36 (b)(c)	36,079	37,060
12 month U.S. LIBOR + 1.725% 2.592% 6/1/42 (b)(c)	303,975	313,954
12 month U.S. LIBOR + 1.728% 3.418% 11/1/36 (b)(c)	376,877	392,230
12 month U.S. LIBOR + 1.745% 3.398% 7/1/35 (b)(c)	29,994	31,222
12 month U.S. LIBOR + 1.788% 3.413% 2/1/36 (b)(c)	265,588	277,182
12 month U.S. LIBOR + 1.800% 3.562% 7/1/41 (b)(c)	271,303	286,327
12 month U.S. LIBOR + 1.805% 3.029% 10/1/41 (b)(c)	84,889	88,580
12 month U.S. LIBOR + 1.815% 3.565% 11/1/40 (b)(c)	79,113	82,723
12 month U.S. LIBOR + 1.818% 3.015% 9/1/41 (b)(c)	177,387	186,642
12 month U.S. LIBOR + 1.818% 3.257% 7/1/41 (b)(c)	219,646	229,606
12 month U.S. LIBOR + 1.820% 3.445% 12/1/35 (b)(c)	182,860	192,225
12 month U.S. LIBOR + 1.830% 3.36% 10/1/41 (b)(c)	150,070	155,132
12 month U.S. LIBOR + 1.900% 3.745% 7/1/37 (b)(c)	38,327	39,749
12 month U.S. LIBOR + 1.906% 3.688% 5/1/36 (b)(c)	173,833	183,150
12 month U.S. LIBOR + 1.932% 3.695% 9/1/36 (b)(c)	276,848	291,257
6 month U.S. LIBOR + 1.313% 2.747% 5/1/34 (b)(c)	343,469	349,412
6 month U.S. LIBOR + 1.383% 2.752% 9/1/33 (b)(c)	258,922	263,676
6 month U.S. LIBOR + 1.556% 3.047% 10/1/33 (b)(c)	13,197	13,586
6 month U.S. LIBOR + 1.565% 2.94% 7/1/35 (b)(c)	18,095	18,596
U.S. TREASURY 1 YEAR INDEX + 1.945% 3.04% 10/1/33 (b)(c)	312,787	325,540
U.S. TREASURY 1 YEAR INDEX + 2.208% 3.083% 3/1/35 (b)(c)	17,830	18,842
U.S. TREASURY 1 YEAR INDEX + 2.232% 3.034% 8/1/36 (b)(c)	744,533	788,584
U.S. TREASURY 1 YEAR INDEX + 2.295% 3.54% 10/1/33 (b)(c)	32,517	34,344
U.S. TREASURY 1 YEAR INDEX + 2.475% 3.414% 5/1/35 (b)(c)	71,696	76,132
2.5% 11/1/31 to 1/1/43	32,274,672	32,119,179
3% 11/1/24 to 1/1/48	192,528,247	194,468,864
3.5% 12/1/20 to 6/1/47	145,027,907	149,643,459
3.5% 1/1/48 (f)	9,250,000	9,500,869
4% 11/1/31 to 10/1/47	99,549,590	104,625,981
4.5% 5/1/25 to 2/1/47	35,172,299	37,652,425
4.5% 1/1/48 (f)	9,200,000	9,788,369
5% 9/1/20 to 11/1/44	20,281,652	21,974,289
5.5% 3/1/18 to 3/1/41	20,488,184	22,722,195
6% 10/1/34 to 1/1/42	15,319,851	17,191,986
6.5% 5/1/18 to 8/1/36	1,692,981	1,923,012
7% 11/1/23 to 8/1/32	474,666	533,027
7.5% 9/1/22 to 11/1/31	345,253	396,896
8% 1/1/30 to 3/1/30	2,065	2,341
8.5% 3/1/25 to 6/1/25	420	483

TOTAL FANNIE MAE		607,250,098

Freddie Mac - 6.1%
12 month U.S. LIBOR + 1.375% 3.04% 3/1/36 (b)(c)	86,101	88,823
12 month U.S. LIBOR + 1.877% 3.212% 4/1/41 (b)(c)	154,571	161,735
12 month U.S. LIBOR + 1.880% 3.22% 9/1/41 (b)(c)	170,356	177,856
12 month U.S. LIBOR + 1.910% 3.277% 6/1/41 (b)(c)	176,093	184,216
12 month U.S. LIBOR + 1.910% 3.411% 5/1/41 (b)(c)	165,267	173,163
12 month U.S. LIBOR + 1.910% 3.588% 5/1/41 (b)(c)	227,842	238,808
12 month U.S. LIBOR + 1.910% 3.685% 6/1/41 (b)(c)	205,929	215,838
12 month U.S. LIBOR + 2.160% 3.66% 11/1/35 (b)(c)	91,672	96,829
12 month U.S. LIBOR + 2.197% 3.771% 3/1/33 (b)(c)	2,004	2,106
6 month U.S. LIBOR + 1.655% 3.147% 4/1/35 (b)(c)	163,933	169,913
6 month U.S. LIBOR + 2.755% 4.205% 10/1/35 (b)(c)	53,103	56,388
U.S. TREASURY 1 YEAR INDEX + 2.248% 2.972% 1/1/35 (b)(c)	42,714	44,873
2.5% 7/1/31	1,862,872	1,864,777
3% 10/1/28 to 1/1/47	102,018,084	102,654,783
3.5% 3/1/32 to 5/1/46	131,529,480	136,328,526
3.5% 1/1/48 (f)	1,700,000	1,746,238
4% 6/1/24 to 6/1/47	60,033,363	63,251,743
4.5% 7/1/25 to 1/1/45	21,050,800	22,564,447
5% 1/1/35 to 6/1/41	3,606,612	3,943,255
5.5% 1/1/38 to 6/1/41	5,611,009	6,229,625
6% 4/1/32 to 8/1/37	875,589	986,518
7.5% 5/1/26 to 11/1/31	38,665	44,620
8% 4/1/27 to 5/1/27	2,691	3,103
8.5% 9/1/26 to 1/1/28	8,528	9,608

TOTAL FREDDIE MAC		341,237,791

Ginnie Mae - 3.9%
3.5% 1/15/41 to 7/15/43	12,460,294	12,940,284
4% 2/15/40 to 5/20/47	50,781,556	53,547,517
4.5% 5/15/39 to 5/20/41	15,194,422	16,303,772
5% 3/15/39 to 4/15/41	2,389,461	2,597,866
6.5% 4/15/35 to 11/15/35	80,096	92,557
7% 1/15/28 to 7/15/32	1,055,241	1,221,650
7.5% 4/15/22 to 10/15/28	244,086	278,482
8% 3/15/30 to 9/15/30	14,632	17,663
8.5% 3/15/30	1,815	1,897
3% 12/20/42 to 12/20/46	81,817,682	82,690,761
3.5% 1/1/48 (f)	50,000	51,712
3.5% 1/1/48 (f)	45,400,000	46,954,705

TOTAL GINNIE MAE		216,698,866

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $1,169,513,996)		1,165,186,755

Asset-Backed Securities - 0.7%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 1 month U.S. LIBOR + 0.705% 2.2571% 4/25/35 (b)(c)	$234,160	$233,824
Airspeed Ltd. Series 2007-1A Class C1, 1 month U.S. LIBOR + 2.500% 3.977% 6/15/32 (a)(b)(c)(g)	1,714,995	1,035,362
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1 month U.S. LIBOR + 1.050% 2.6021% 12/25/33 (b)(c)	11,737	11,489
Series 2004-R2 Class M3, 1 month U.S. LIBOR + 0.825% 2.3771% 4/25/34 (b)(c)	31,593	29,354
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1 month U.S. LIBOR + 0.780% 2.3321% 3/25/34 (b)(c)	16,878	16,128
Series 2004-W11 Class M2, 1 month U.S. LIBOR + 1.050% 2.6021% 11/25/34 (b)(c)	149,622	150,895
Series 2004-W7 Class M1, 1 month U.S. LIBOR + 0.825% 2.3771% 5/25/34 (b)(c)	155,352	155,905
Series 2006-W4 Class A2C, 1 month U.S. LIBOR + 0.160% 1.7121% 5/25/36 (b)(c)	379,148	145,554
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 1 month U.S. LIBOR + 0.825% 2.1536% 4/25/34 (b)(c)	467,295	448,318
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	9,264,937	9,568,577
Class AA, 2.487% 12/16/41 (a)	2,243,646	2,222,828
Capital Auto Receivables Asset Trust Series 2016-1 Class A3, 1.73% 4/20/20	4,129,505	4,126,280
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 1 month U.S. LIBOR + 0.140% 1.4686% 12/25/36 (b)(c)	635,000	535,793
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 6.8021% 3/25/32 (b)(c)	11,075	11,471
Series 2004-3 Class M4, 1 month U.S. LIBOR + 1.455% 3.0071% 4/25/34 (b)(c)	18,031	17,301
Series 2004-4 Class M2, 1 month U.S. LIBOR + 0.795% 2.3471% 6/25/34 (b)(c)	26,568	26,669
Series 2004-7 Class AF5, 5.868% 1/25/35	390,078	394,692
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-5 Class A2, 1 month U.S. LIBOR + 0.700%2.0286% 12/25/33 (b)(c)	11,595	11,269
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	3,561,000	3,571,906
Class A2II, 4.03% 11/20/47 (a)	6,028,000	6,167,844
Fannie Mae Series 2004-T5 Class AB3, 1 month U.S. LIBOR + 0.392% 2.054% 5/28/35 (b)(c)	13,702	13,205
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 1 month U.S. LIBOR + 2.175% 3.7271% 8/25/34 (b)(c)	71,945	69,594
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.3771% 3/25/34 (b)(c)	616	549
Ford Credit Floorplan Master Owner Trust Series 2015-1 Class B, 1.62% 1/15/20	5,416,000	5,415,402
Fremont Home Loan Trust Series 2005-A:
Class M3, 1 month U.S. LIBOR + 0.735% 2.2871% 1/25/35 (b)(c)	334,000	330,706
Class M4, 1 month U.S. LIBOR + 1.020% 2.5721% 1/25/35 (b)(c)	122,221	96,635
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 3 month U.S. LIBOR + 0.380% 1.8421% 2/25/47 (a)(b)(c)	105,671	100,738
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (a)	48,440	4,044
Home Equity Asset Trust Series 2003-3 Class M1, 1 month U.S. LIBOR + 1.290% 2.8421% 8/25/33 (b)(c)	113,356	112,075
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 1 month U.S. LIBOR + 0.190% 1.7421% 1/25/37 (b)(c)	407,528	281,449
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 1 month U.S. LIBOR + 0.300% 1.6286% 5/25/37 (b)(c)	89,027	26,090
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1 month U.S. LIBOR + 0.975% 2.5271% 7/25/34 (b)(c)	6,598	6,505
Series 2006-FM1 Class A2B, 1 month U.S. LIBOR + 0.110% 1.4375% 4/25/37 (b)(c)	771	475
Series 2006-OPT1 Class A1A, 1 month U.S. LIBOR + 0.520% 2.0721% 6/25/35 (b)(c)	184,073	178,605
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 1 month U.S. LIBOR + 0.680% 2.2321% 8/25/34 (b)(c)	20,187	19,564
Series 2004-NC6 Class M3, 1 month U.S. LIBOR + 2.175% 3.7271% 7/25/34 (b)(c)	41,519	40,853
Series 2004-NC8 Class M6, 1 month U.S. LIBOR + 1.875% 3.4271% 9/25/34 (b)(c)	49,170	49,587
Series 2005-NC1 Class M1, 1 month U.S. LIBOR + 0.660% 2.2121% 1/25/35 (b)(c)	35,692	34,931
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.0621% 9/25/35 (b)(c)	503,000	499,232
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 1 month U.S. LIBOR + 1.875% 3.2036% 9/25/34 (b)(c)	163,238	164,623
Class M4, 1 month U.S. LIBOR + 2.175% 3.5036% 9/25/34 (b)(c)	241,000	218,307
Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 2.7971% 1/25/36 (b)(c)	520,000	522,504
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1 month U.S. LIBOR + 0.800% 2.3521% 4/25/33 (b)(c)	1,796	1,657
Saxon Asset Securities Trust Series 2004-1 Class M1, 1 month U.S. LIBOR + 0.795% 2.1225% 3/25/35 (b)(c)	161,924	158,429
SLM Private Credit Student Loan Trust Series 2004-A Class C, 3 month U.S. LIBOR + 0.950% 2.5385% 6/15/33 (b)(c)	21,227	21,205
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1 month U.S. LIBOR + 1.725% 3.2771% 9/25/34 (b)(c)	11,449	11,238
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.1886% 9/25/34 (b)(c)	10,148	9,719
TOTAL ASSET-BACKED SECURITIES
(Cost $36,978,172)		37,269,380

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 2.1121% 1/25/35 (b)(c)	152,011	152,700
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 1.4079% 2/25/37 (b)(c)	94,795	93,479
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 1.6186% 7/25/35 (b)(c)	141,076	139,534
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 1 month U.S. LIBOR + 2.350% 3.5961% 6/10/35 (a)(b)(c)	33,607	24,167
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 2.3127% 7/20/34 (b)(c)	5,949	5,877

TOTAL PRIVATE SPONSOR		415,757

U.S. Government Agency - 0.2%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	287,581	301,562
Series 1999-57 Class PH, 6.5% 12/25/29	299,771	336,574
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2013-H06 Class HA, 1.65% 1/20/63 (h)	4,342,940	4,308,203
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 31.2553% 6/16/37 (b)(i)	31,103	54,418
Series 2015-H21 Class JA, 2.5% 6/20/65 (h)	4,739,670	4,746,666

TOTAL U.S. GOVERNMENT AGENCY		9,747,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,072,717)		10,163,180

Commercial Mortgage Securities - 0.6%
Bayview Commercial Asset Trust floater:
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 1.9421% 1/25/36 (a)(b)(c)	296,280	277,572
Class M1, 1 month U.S. LIBOR + 0.450% 2.0021% 1/25/36 (a)(b)(c)	61,992	57,681
Class M2, 1 month U.S. LIBOR + 0.470% 2.0221% 1/25/36 (a)(b)(c)	18,702	17,256
Class M3, 1 month U.S. LIBOR + 0.500% 2.0521% 1/25/36 (a)(b)(c)	27,186	24,862
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 1.8221% 3/25/37 (a)(b)(c)	79,190	73,599
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 1.5079% 7/25/37 (a)(b)(c)	84,942	81,091
Class A2, 1 month U.S. LIBOR + 0.320% 1.5579% 7/25/37 (a)(b)(c)	79,506	75,221
Class M2, 1 month U.S. LIBOR + 0.410% 1.6479% 7/25/37 (a)(b)(c)	44,170	36,106
Class M3, 1 month U.S. LIBOR + 0.490% 1.7279% 7/25/37 (a)(b)(c)	35,417	28,480
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 1.5279% 7/25/37 (a)(b)(c)	115,761	108,027
Class M1, 1 month U.S. LIBOR + 0.310% 1.5479% 7/25/37 (a)(b)(c)	47,423	44,265
Class M2, 1 month U.S. LIBOR + 0.340% 1.5779% 7/25/37 (a)(b)(c)	49,855	46,310
Class M3, 1 month U.S. LIBOR + 0.370% 1.6079% 7/25/37 (a)(b)(c)	108,951	93,699
Class M4, 1 month U.S. LIBOR + 0.500% 1.7379% 7/25/37 (a)(b)(c)	172,182	143,575
Class M5, 1 month U.S. LIBOR + 0.600% 1.8379% 7/25/37 (a)(b)(c)	47,421	36,871
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (a)	2,236,000	2,256,833
CSMC Series 2015-TOWN:
Class B, 1 month U.S. LIBOR + 1.900% 3.1503% 3/15/28 (a)(b)(c)	870,000	870,001
Class C, 1 month U.S. LIBOR + 2.250% 3.5003% 3/15/28 (a)(b)(c)	848,000	848,000
Class D, 1 month U.S. LIBOR + 3.200% 4.4503% 3/15/28 (a)(b)(c)	1,283,000	1,283,796
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.4949% 12/15/34 (a)(b)	4,550,000	4,602,602
Class CFX, 3.4949% 12/15/34 (a)(b)	3,823,000	3,849,110
Class DFX, 3.4949% 12/15/34 (a)(b)	3,240,000	3,251,757
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (a)(b)	5,439,000	5,407,390
Class B, 4.181% 11/15/34 (a)	1,920,000	1,923,800
Class C, 5.205% 11/15/34 (a)	1,346,000	1,366,678
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	4,244,727	5,192,150
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $31,276,662)		31,996,732

Municipal Securities - 1.8%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$805,000	$1,208,080
6.65% 3/1/22	4,360,000	4,949,298
7.5% 4/1/34	5,055,000	7,485,545
7.55% 4/1/39	6,085,000	9,575,417
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	893,658
Series 2010 C1, 7.781% 1/1/35	10,090,000	12,090,847
Series 2012 B, 5.432% 1/1/42	1,205,000	1,160,427
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	1,008,000	1,015,066
4.95% 6/1/23	4,950,000	5,165,523
5.1% 6/1/33	4,805,000	4,797,024
Series 2010-1, 6.63% 2/1/35	12,290,000	13,638,459
Series 2010-3:
5.547% 4/1/19	120,000	123,186
6.725% 4/1/35	9,480,000	10,527,919
7.35% 7/1/35	5,540,000	6,405,182
Series 2010-5, 6.2% 7/1/21	1,808,000	1,891,747
Series 2011:
5.665% 3/1/18	4,465,000	4,489,290
5.877% 3/1/19	14,325,000	14,771,367
Series 2013, 3.14% 12/1/18	1,270,000	1,270,864
TOTAL MUNICIPAL SECURITIES
(Cost $97,621,541)		101,458,899

Bank Notes - 1.2%
Capital One NA:
1.65% 2/5/18	20,761,000	20,760,439
2.95% 7/23/21	5,645,000	5,678,055
Discover Bank:
(Delaware) 3.2% 8/9/21	6,841,000	6,939,064
3.1% 6/4/20	6,380,000	6,455,323
8.7% 11/18/19	1,503,000	1,652,474
KeyBank NA:
2.25% 3/16/20	9,000,000	8,973,093
6.95% 2/1/28	800,000	1,010,480
PNC Bank NA 2.3% 6/1/20	1,450,000	1,448,478
RBS Citizens NA 2.5% 3/14/19	2,751,000	2,757,321
Regions Bank 7.5% 5/15/18	13,237,000	13,502,032
TOTAL BANK NOTES
(Cost $68,535,605)		69,176,759
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 1.36% (j)
(Cost $167,730,286)	167,710,423	167,743,965
TOTAL INVESTMENT IN SECURITIES - 102.4%
(Cost $5,692,077,454)		5,738,430,890
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(133,348,651)
NET ASSETS - 100%		$5,605,082,239

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 1/1/48
(Proceeds $6,205,813)	$(6,200,000)	$(6,202,203)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	Monthly	$64,579	$(62,626)	$0	$(62,626)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $225,458,642 or 4.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $95,464.

 (e) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $74,483.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Level 3 security

 (h) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,909,800
Total	$2,909,800

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,723,987,196	$--	$1,723,987,196	$--
U.S. Government and Government Agency Obligations	2,431,448,024	--	2,431,448,024	--
U.S. Government Agency - Mortgage Securities	1,165,186,755	--	1,165,186,755	--
Asset-Backed Securities	37,269,380	--	36,234,018	1,035,362
Collateralized Mortgage Obligations	10,163,180	--	10,163,180	--
Commercial Mortgage Securities	31,996,732	--	31,996,732	--
Municipal Securities	101,458,899	--	101,458,899	--
Bank Notes	69,176,759	--	69,176,759	--
Money Market Funds	167,743,965	167,743,965	--	--
Total Investments in Securities:	$5,738,430,890	$167,743,965	$5,569,651,563	$1,035,362
Derivative Instruments:
Liabilities
Swaps	$(62,626)	$--	$(62,626)	$--
Total Liabilities	$(62,626)	$--	$(62,626)	$--
Total Derivative Instruments:	$(62,626)	$--	$(62,626)	$--
Other Financial Instruments:
TBA Sale Commitments	$(6,202,203)	$--	$(6,202,203)	$--
Total Other Financial Instruments:	$(6,202,203)	$--	$(6,202,203)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(62,626)
Total Credit Risk	0	(62,626)
Total Value of Derivatives	$0	$(62,626)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Fidelity® VIP Investment Grade Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,524,347,168)	$5,570,686,925
Fidelity Central Funds (cost $167,730,286)	167,743,965
Total Investment in Securities (cost $5,692,077,454)		$5,738,430,890
Receivable for investments sold		1,175,478
Receivable for TBA sale commitments		6,205,813
Receivable for fund shares sold		29,312
Interest receivable		38,525,491
Distributions receivable from Fidelity Central Funds		146,444
Total assets		5,784,513,428
Liabilities
Payable for investments purchased
Regular delivery	$104,229,206
Delayed delivery	68,041,891
TBA sale commitments, at value	6,202,203
Payable for fund shares redeemed	38,392
Distributions payable	843,026
Bi-lateral OTC swaps, at value	62,626
Other payables and accrued expenses	13,845
Total liabilities		179,431,189
Net Assets		$5,605,082,239
Net Assets consist of:
Paid in capital		$5,563,628,842
Undistributed net investment income		2,972,707
Accumulated undistributed net realized gain (loss) on investments		(7,813,730)
Net unrealized appreciation (depreciation) on investments		46,294,420
Net Assets, for 53,249,084 shares outstanding		$5,605,082,239
Net Asset Value, offering price and redemption price per share ($5,605,082,239 ÷ 53,249,084 shares)		$105.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Interest		$142,302,337
Income from Fidelity Central Funds		2,909,800
Total income		145,212,137
Expenses
Custodian fees and expenses	$82,027
Independent trustees' fees and expenses	19,417
Total expenses before reductions	101,444
Expense reductions	(48,088)	53,356
Net investment income (loss)		145,158,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,046,003
Fidelity Central Funds	36,041
Futures contracts	134,294
Swaps	(105,203)
Total net realized gain (loss)		14,111,135
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	66,976,019
Fidelity Central Funds	(36,041)
Futures contracts	229,770
Swaps	107,122
Delayed delivery commitments	776,680
Total change in net unrealized appreciation (depreciation)		68,053,550
Net gain (loss)		82,164,685
Net increase (decrease) in net assets resulting from operations		$227,323,466

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$145,158,781	$142,382,334
Net realized gain (loss)	14,111,135	11,373,066
Change in net unrealized appreciation (depreciation)	68,053,550	52,343,743
Net increase (decrease) in net assets resulting from operations	227,323,466	206,099,143
Distributions to shareholders from net investment income	(150,350,808)	(139,322,055)
Distributions to shareholders from net realized gain	(24,485,599)	(55,196,827)
Total distributions	(174,836,407)	(194,518,882)
Share transactions
Proceeds from sales of shares	633,714,833	301,340,992
Reinvestment of distributions	174,366,683	194,145,570
Cost of shares redeemed	(120,993,297)	(253,096,192)
Net increase (decrease) in net assets resulting from share transactions	687,088,219	242,390,370
Total increase (decrease) in net assets	739,575,278	253,970,631
Net Assets
Beginning of period	4,865,506,961	4,611,536,330
End of period	$5,605,082,239	$4,865,506,961
Other Information
Undistributed net investment income end of period	$2,972,707	$9,462,706
Shares
Sold	6,036,399	2,809,199
Issued in reinvestment of distributions	1,661,013	1,848,305
Redeemed	(1,149,806)	(2,421,060)
Net increase (decrease)	6,547,606	2,236,444

See accompanying notes which are an integral part of the financial statements.

Fidelity VIP Investment Grade Central Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$104.18	$103.71	$106.70	$103.29	$108.89
Income from Investment Operations
Net investment income (loss)A	2.887	3.167	3.292	3.178	2.829
Net realized and unrealized gain (loss)	1.693	1.659	(3.071)	3.336	(4.398)
Total from investment operations	4.580	4.826	.221	6.514	(1.569)
Distributions from net investment income	(2.985)	(3.096)	(3.137)	(3.104)	(2.826)
Distributions from net realized gain	(.515)	(1.260)	(.074)	–	(1.205)
Total distributions	(3.500)	(4.356)	(3.211)	(3.104)	(4.031)
Net asset value, end of period	$105.26	$104.18	$103.71	$106.70	$103.29
Total ReturnB	4.46%	4.70%	.18%	6.37%	(1.46)%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	2.75%	3.00%	3.11%	3.01%	2.68%
Supplemental Data
Net assets, end of period (000 omitted)	$5,605,082	$4,865,507	$4,611,536	$4,393,843	$3,945,749
Portfolio turnover rateF	110%	162%	248%	151%	333%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$94,422,172
Gross unrealized depreciation	(44,419,787)
Net unrealized appreciation (depreciation)	$50,002,385
Tax Cost	$5,688,369,467

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(7,002,906)
Net unrealized appreciation (depreciation) on securities and other investments	$50,002,385

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,002,906)
Total no expiration	$(7,002,906)

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$150,350,808	$ 148,257,947
Long-term Capital Gains	24,485,599	46,260,935
Total	$174,836,407	$ 194,518,882

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(105,203)	$107,128
Interest Rate Risk
Futures Contracts	134,294	229,770
Totals	$29,091	$336,898

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $260,227,989 and $775,667,425, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $38,824.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $14,385.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $33,703.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	6.8%
VIP Asset Manager: Growth Portfolio	0.7%
VIP Balanced Portfolio	20.9%
VIP Investment Grade Bond Portfolio	71.6%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Fidelity® VIP Investment Grade Central Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity® VIP Investment Grade Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity® VIP Investment Grade Central Fund (the "Fund"), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Fidelity® VIP Investment Grade Central Fund

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Fidelity® VIP Investment Grade Central Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.0017%	$1,000.00	$1,017.00	$.01
Hypothetical-C		$1,000.00	$1,025.20	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FIMM and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays FIMM a management fee for providing services to the fund and that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPIGB-ANN-0218
1.540025.120

Fidelity® Variable Insurance Products:
Investor Freedom® Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030

Investor Freedom Income® Portfolio

Investor Freedom® 2005 Portfolio

Investor Freedom® 2010 Portfolio

Investor Freedom® 2015 Portfolio

Investor Freedom® 2020 Portfolio

Investor Freedom® 2025 Portfolio

Investor Freedom® 2030 Portfolio

Annual Report

December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
VIP Investor Freedom Income Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2005 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2010 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2015 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2020 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2025 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2030 Portfolio℠
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Income Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom Income Portfolio℠	8.45%	4.31%	3.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio℠ on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,754	VIP Investor Freedom Income Portfolio℠
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2005 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2005 Portfolio℠	10.97%	5.84%	4.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,144	VIP Investor Freedom 2005 Portfolio℠
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2010 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2010 Portfolio℠	13.05%	7.07%	5.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,476	VIP Investor Freedom 2010 Portfolio℠
$14,811	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2015 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2015 Portfolio℠	14.99%	7.73%	5.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,734	VIP Investor Freedom 2015 Portfolio℠
$22,603	S&P 500® Index

VIP Investor Freedom 2020 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2020 Portfolio℠	16.55%	8.39%	5.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,640	VIP Investor Freedom 2020 Portfolio℠
$22,603	S&P 500® Index

VIP Investor Freedom 2025 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2025 Portfolio℠	17.82%	9.44%	5.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,475	VIP Investor Freedom 2025 Portfolio℠
$22,603	S&P 500® Index

VIP Investor Freedom 2030 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2030 Portfolio℠	20.92%	10.37%	5.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio℠ on December 31, 2007

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,389	VIP Investor Freedom 2030 Portfolio℠
$22,603	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, returned 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, aided partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there; meanwhile, the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite monetary easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets (EM) group (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as EM debt and U.S. high-yield bonds, well outpaced the broader market, whereas Treasury Inflation-Protected Securities (TIPS) lagged, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year ending December 31, 2017, VIP Investor Freedom Funds posted gains ranging from 8.45% for VIP Investor Freedom Income Portfolio to 20.92% for VIP Investor Freedom 2030 Portfolio. Each Portfolio led its respective Composite index by about 1 to 2 percentage points, with the gap growing as the target date increased. (For specific Portfolio results, please refer to the performance section of this report.) Given that non-U.S. equities, particularly in emerging markets, outperformed U.S. counterparts, our overweighting foreign developed-markets and EM equity while underweighting U.S. stocks delivered value versus Composites. Also, both Fidelity® VIP Overseas Portfolio (+30%), which led its specific benchmark by nearly 6 percentage points, and Fidelity® VIP Emerging Markets Portfolio (+47%), which led by 10 percentage points, further aided our overall relative performance. In the U.S. equity asset class, allocations to mid-cap and value investments detracted. Looking at individual results, Fidelity VIP Growth & Income Portfolio (+17%), which lagged its particular benchmark by 5 percentage points, proved our biggest detractor. Collectively, though, results from underlying actively managed U.S. equity investments helped overall. In fixed income, our overall strategy of underweighting the core and overweighting the short-term fixed-income asset classes, combined with an out-of-Composite allocation to Fidelity VIP High Income Portfolio (+7.0%), added value. With an assist from Fidelity VIP Investment Grade Bond Portfolio (+4.2%), aggregate results among underlying fixed-income investments also helped. During the period, we further reduced exposure to U.S. equities and high-yield debt while increasing exposure to short-term and core fixed income, the latter move accomplished partly via establishing a position in long-term Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investor Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	39.1
VIP Government Money Market Portfolio Investor Class 1.06%	32.5
VIP Overseas Portfolio Investor Class	6.5
VIP Emerging Markets Portfolio Investor Class	3.8
VIP Growth & Income Portfolio Investor Class	3.0
VIP Equity-Income Portfolio Investor Class	2.6
VIP Growth Portfolio Investor Class	2.5
VIP Contrafund Portfolio Investor Class	2.4
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2.1
VIP High Income Portfolio Investor Class	2.0
96.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	14.0%
International Equity Funds	10.3%
Bond Funds	43.2%
Short-Term Funds	32.5%

VIP Investor Freedom Income Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 14.0%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	48,784	$1,841,127
VIP Equity-Income Portfolio Investor Class (a)	81,662	1,941,109
VIP Growth & Income Portfolio Investor Class (a)	98,433	2,226,546
VIP Growth Portfolio Investor Class (a)	25,430	1,874,934
VIP Mid Cap Portfolio Investor Class (a)	13,928	539,310
VIP Value Portfolio Investor Class (a)	87,329	1,426,078
VIP Value Strategies Portfolio Investor Class (a)	49,119	696,511
TOTAL DOMESTIC EQUITY FUNDS
(Cost $7,342,730)		10,545,615

International Equity Funds - 10.3%
VIP Emerging Markets Portfolio Investor Class (a)	235,696	2,868,422
VIP Overseas Portfolio Investor Class (a)	214,300	4,883,906
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $5,371,931)		7,752,328

Bond Funds - 43.2%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	121,491	1,613,407
VIP High Income Portfolio Investor Class (a)	277,492	1,506,782
VIP Investment Grade Bond Portfolio Investor Class (a)	2,315,769	29,526,046
TOTAL BOND FUNDS
(Cost $32,297,031)		32,646,235

Short-Term Funds - 32.5%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $24,499,469)	24,499,469	24,499,469
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $69,511,161)		75,443,647
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,442
NET ASSETS - 100%		$75,445,089

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$1,628,060	$9,114	$2,173	$(97)	$(5,442)	$1,613,407
VIP Contrafund Portfolio Investor Class	1,905,387	451,678	766,585	120,658	30,235	220,412	1,841,127
VIP Emerging Markets Portfolio Investor Class	3,057,043	561,354	1,976,870	20,539	217,439	1,009,456	2,868,422
VIP Equity-Income Portfolio Investor Class	2,020,310	420,582	661,580	72,342	(17,337)	179,134	1,941,109
VIP Government Money Market Portfolio Investor Class 1.06%	20,574,068	7,267,748	3,342,347	152,004	--	--	24,499,469
VIP Growth & Income Portfolio Investor Class	2,305,080	478,829	821,576	81,410	53,829	210,384	2,226,546
VIP Growth Portfolio Investor Class	1,913,080	493,973	959,820	155,189	125,060	302,641	1,874,934
VIP High Income Portfolio Investor Class	2,590,516	388,742	1,515,091	84,121	(76,758)	119,373	1,506,782
VIP Investment Grade Bond Portfolio Investor Class	26,198,217	8,620,853	5,606,150	829,054	(25,765)	338,891	29,526,046
VIP Mid Cap Portfolio Investor Class	549,938	125,726	209,020	29,187	4,814	67,852	539,310
VIP Overseas Portfolio Investor Class	3,766,183	1,114,236	1,071,167	65,121	34,089	1,040,565	4,883,906
VIP Value Portfolio Investor Class	1,489,062	321,177	536,110	55,524	17,523	134,426	1,426,078
VIP Value Strategies Portfolio Investor Class	721,079	318,966	280,239	188,204	2,139	(65,434)	696,511
Total	$67,089,963	$22,191,924	$17,755,669	$1,855,526	$365,171	$3,552,258	$75,443,647

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $69,511,161) — See accompanying schedule		$75,443,647
Cash		2
Receivable for fund shares sold		11,951
Total assets		75,455,600
Liabilities
Payable for investments purchased	$10,490
Payable for fund shares redeemed	21
Total liabilities		10,511
Net Assets		$75,445,089
Net Assets consist of:
Paid in capital		$68,905,886
Undistributed net investment income		16,559
Accumulated undistributed net realized gain (loss) on investments		590,158
Net unrealized appreciation (depreciation) on investments		5,932,486
Net Assets, for 6,462,554 shares outstanding		$75,445,089
Net Asset Value, offering price and redemption price per share ($75,445,089 ÷ 6,462,554 shares)		$11.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$1,134,659
Expenses
Independent trustees' fees and expenses	$263
Total expenses before reductions	263
Expense reductions	(263)	–
Net investment income (loss)		1,134,659
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	365,171
Capital gain distributions from underlying funds	720,867
Total net realized gain (loss)		1,086,038
Change in net unrealized appreciation (depreciation) on underlying funds		3,552,258
Net gain (loss)		4,638,296
Net increase (decrease) in net assets resulting from operations		$5,772,955

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,134,659	$968,539
Net realized gain (loss)	1,086,038	534,062
Change in net unrealized appreciation (depreciation)	3,552,258	1,315,247
Net increase (decrease) in net assets resulting from operations	5,772,955	2,817,848
Distributions to shareholders from net investment income	(1,118,100)	(980,832)
Distributions to shareholders from net realized gain	(669,886)	(803,032)
Total distributions	(1,787,986)	(1,783,864)
Share transactions
Proceeds from sales of shares	13,236,976	10,235,941
Reinvestment of distributions	1,787,986	1,783,864
Cost of shares redeemed	(10,654,992)	(9,995,044)
Net increase (decrease) in net assets resulting from share transactions	4,369,970	2,024,761
Total increase (decrease) in net assets	8,354,939	3,058,745
Net Assets
Beginning of period	67,090,150	64,031,405
End of period	$75,445,089	$67,090,150
Other Information
Undistributed net investment income end of period	$16,559	$–
Shares
Sold	1,145,861	929,170
Issued in reinvestment of distributions	155,245	166,161
Redeemed	(923,119)	(908,068)
Net increase (decrease)	377,987	187,263

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom Income Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$10.86	$11.11	$10.97	$10.65
Income from Investment Operations
Net investment income (loss)A	.18	.16	.19	.17	.19
Net realized and unrealized gain (loss)	.75	.31	(.23)	.25	.39
Total from investment operations	.93	.47	(.04)	.42	.58
Distributions from net investment income	(.18)	(.16)	(.19)	(.17)	(.17)
Distributions from net realized gain	(.11)	(.14)	(.01)	(.10)	(.09)
Total distributions	(.29)	(.30)	(.21)B	(.28)C	(.26)
Net asset value, end of period	$11.67	$11.03	$10.86	$11.11	$10.97
Total ReturnD,E	8.45%	4.43%	(.37)%	3.80%	5.43%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.59%	1.47%	1.68%	1.57%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$75,445	$67,090	$64,031	$66,121	$60,214
Portfolio turnover rateG	25%	25%	33%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.015 per share.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.170 and distributions from net realized gain of $.105 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amounts do not include the activity of the Underlying Funds.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	35.7
VIP Government Money Market Portfolio Investor Class 1.06%	26.0
VIP Overseas Portfolio Investor Class	8.7
VIP Emerging Markets Portfolio Investor Class	4.7
VIP Growth & Income Portfolio Investor Class	4.4
VIP Equity-Income Portfolio Investor Class	3.8
VIP Growth Portfolio Investor Class	3.7
VIP Contrafund Portfolio Investor Class	3.6
VIP Value Portfolio Investor Class	2.8
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2.1
95.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	20.8%
International Equity Funds	13.4%
Bond Funds	39.8%
Short-Term Funds	26.0%

VIP Investor Freedom 2005 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 20.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	27,743	$1,047,027
VIP Equity-Income Portfolio Investor Class (a)	46,442	1,103,928
VIP Growth & Income Portfolio Investor Class (a)	55,981	1,266,284
VIP Growth Portfolio Investor Class (a)	14,461	1,066,201
VIP Mid Cap Portfolio Investor Class (a)	7,921	306,705
VIP Value Portfolio Investor Class (a)	49,664	811,018
VIP Value Strategies Portfolio Investor Class (a)	27,934	396,111
TOTAL DOMESTIC EQUITY FUNDS
(Cost $4,550,318)		5,997,274

International Equity Funds - 13.4%
VIP Emerging Markets Portfolio Investor Class (a)	113,163	1,377,196
VIP Overseas Portfolio Investor Class (a)	110,064	2,508,357
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,953,333)		3,885,553

Bond Funds - 39.8%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	46,592	618,743
VIP High Income Portfolio Investor Class (a)	106,107	576,160
VIP Investment Grade Bond Portfolio Investor Class (a)	808,604	10,309,697
TOTAL BOND FUNDS
(Cost $11,425,230)		11,504,600

Short-Term Funds - 26.0%
VIP Government Money Market Portfolio Investor Class 1.06%(a)(b)
(Cost $7,501,026)	7,501,026	7,501,026
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $26,429,907)		28,888,453
NET OTHER ASSETS (LIABILITIES) - 0.0%		441
NET ASSETS - 100%		$28,888,894

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$621,389	$548	$837	$(11)	$(2,087)	$618,743
VIP Contrafund Portfolio Investor Class	880,439	410,751	367,869	60,233	12,015	111,691	1,047,027
VIP Emerging Markets Portfolio Investor Class	1,155,433	505,391	772,424	9,362	30,965	457,831	1,377,196
VIP Equity-Income Portfolio Investor Class	933,421	406,431	319,970	37,811	(6,524)	90,570	1,103,928
VIP Government Money Market Portfolio Investor Class 1.06%	4,796,167	3,614,489	909,630	40,895	--	--	7,501,026
VIP Growth & Income Portfolio Investor Class	1,065,013	462,373	399,047	41,579	18,589	119,356	1,266,284
VIP Growth Portfolio Investor Class	884,158	432,734	459,626	74,010	34,211	174,724	1,066,201
VIP High Income Portfolio Investor Class	800,963	239,886	474,173	31,160	(23,252)	32,736	576,160
VIP Investment Grade Bond Portfolio Investor Class	7,257,898	4,816,426	1,823,936	274,639	(13,228)	72,537	10,309,697
VIP Mid Cap Portfolio Investor Class	254,094	116,198	101,853	14,058	630	37,636	306,705
VIP Overseas Portfolio Investor Class	1,722,643	866,988	573,594	33,683	4,900	487,420	2,508,357
VIP Value Portfolio Investor Class	687,968	301,906	253,151	31,486	5,966	68,329	811,018
VIP Value Strategies Portfolio Investor Class	333,176	222,664	131,944	90,559	(444)	(27,341)	396,111
Total	$20,771,373	$13,017,626	$6,587,765	$740,312	$63,817	$1,623,402	$28,888,453

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $26,429,907) — See accompanying schedule		$28,888,453
Cash		1
Receivable for fund shares sold		7,858
Total assets		28,896,312
Liabilities
Payable for investments purchased	$7,397
Payable for fund shares redeemed	21
Total liabilities		7,418
Net Assets		$28,888,894
Net Assets consist of:
Paid in capital		$26,255,475
Undistributed net investment income		5,209
Accumulated undistributed net realized gain (loss) on investments		169,664
Net unrealized appreciation (depreciation) on investments		2,458,546
Net Assets, for 2,438,574 shares outstanding		$28,888,894
Net Asset Value, offering price and redemption price per share ($28,888,894 ÷ 2,438,574 shares)		$11.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$414,006
Expenses
Independent trustees' fees and expenses	$86
Total expenses before reductions	86
Expense reductions	(86)	–
Net investment income (loss)		414,006
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	63,817
Capital gain distributions from underlying funds	326,306
Total net realized gain (loss)		390,123
Change in net unrealized appreciation (depreciation) on underlying funds		1,623,402
Net gain (loss)		2,013,525
Net increase (decrease) in net assets resulting from operations		$2,427,531

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$414,006	$302,790
Net realized gain (loss)	390,123	190,340
Change in net unrealized appreciation (depreciation)	1,623,402	452,413
Net increase (decrease) in net assets resulting from operations	2,427,531	945,543
Distributions to shareholders from net investment income	(408,797)	(303,986)
Distributions to shareholders from net realized gain	(299,063)	(319,910)
Total distributions	(707,860)	(623,896)
Share transactions
Proceeds from sales of shares	9,434,626	3,997,012
Reinvestment of distributions	707,860	623,896
Cost of shares redeemed	(3,744,680)	(4,579,467)
Net increase (decrease) in net assets resulting from share transactions	6,397,806	41,441
Total increase (decrease) in net assets	8,117,477	363,088
Net Assets
Beginning of period	20,771,417	20,408,329
End of period	$28,888,894	$20,771,417
Other Information
Undistributed net investment income end of period	$5,209	$–
Shares
Sold	808,825	363,800
Issued in reinvestment of distributions	60,793	59,252
Redeemed	(325,020)	(421,355)
Net increase (decrease)	544,598	1,697

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2005 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$10.79	$11.05	$10.90	$10.20
Income from Investment Operations
Net investment income (loss)A	.20	.17	.19	.19	.18
Net realized and unrealized gain (loss)	1.00	.35	(.22)	.27	.81
Total from investment operations	1.20	.52	(.03)	.46	.99
Distributions from net investment income	(.17)	(.16)	(.20)	(.18)	(.17)
Distributions from net realized gain	(.14)	(.17)	(.03)	(.14)	(.12)
Total distributions	(.32)B	(.34)C	(.23)	(.31)D	(.29)
Net asset value, end of period	$11.85	$10.97	$10.79	$11.05	$10.90
Total ReturnE,F	10.97%	4.94%	(.31)%	4.25%	9.73%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.74%	1.52%	1.70%	1.71%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$28,889	$20,771	$20,408	$22,437	$18,912
Portfolio turnover rateG	28%	35%	25%	30%	46%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $.144 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.173 per share.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.135 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	32.3
VIP Government Money Market Portfolio Investor Class 1.06%	20.3
VIP Overseas Portfolio Investor Class	10.7
VIP Growth & Income Portfolio Investor Class	5.7
VIP Emerging Markets Portfolio Investor Class	5.7
VIP Equity-Income Portfolio Investor Class	4.9
VIP Growth Portfolio Investor Class	4.8
VIP Contrafund Portfolio Investor Class	4.7
VIP Value Portfolio Investor Class	3.6
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2.1
94.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	26.9%
International Equity Funds	16.4%
Bond Funds	36.4%
Short-Term Funds	20.3%

VIP Investor Freedom 2010 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 26.9%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	83,405	$3,147,693
VIP Equity-Income Portfolio Investor Class (a)	139,616	3,318,666
VIP Growth & Income Portfolio Investor Class (a)	168,306	3,807,071
VIP Growth Portfolio Investor Class (a)	43,472	3,205,196
VIP Mid Cap Portfolio Investor Class (a)	23,815	922,105
VIP Value Portfolio Investor Class (a)	149,301	2,438,081
VIP Value Strategies Portfolio Investor Class (a)	83,971	1,190,716
TOTAL DOMESTIC EQUITY FUNDS
(Cost $13,321,439)		18,029,528

International Equity Funds - 16.4%
VIP Emerging Markets Portfolio Investor Class (a)	312,736	3,806,001
VIP Overseas Portfolio Investor Class (a)	313,588	7,146,681
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $8,421,451)		10,952,682

Bond Funds - 36.4%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	107,599	1,428,916
VIP High Income Portfolio Investor Class (a)	245,742	1,334,382
VIP Investment Grade Bond Portfolio Investor Class (a)	1,695,492	21,617,518
TOTAL BOND FUNDS
(Cost $24,060,696)		24,380,816

Short-Term Funds - 20.3%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $13,630,209)	13,630,209	13,630,209
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $59,433,795)		66,993,235
NET OTHER ASSETS (LIABILITIES) - 0.0%		4
NET ASSETS - 100%		$66,993,239

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$1,438,115	$3,759	$1,948	$(67)	$(5,373)	$1,428,916
VIP Contrafund Portfolio Investor Class	3,165,910	594,431	1,043,383	205,114	51,277	379,458	3,147,693
VIP Emerging Markets Portfolio Investor Class	3,813,458	515,824	2,083,934	27,317	210,538	1,350,115	3,806,001
VIP Equity-Income Portfolio Investor Class	3,357,522	533,294	853,744	124,068	(34,434)	316,028	3,318,666
VIP Government Money Market Portfolio Investor Class 1.06%	10,397,441	4,821,062	1,588,294	82,739	--	--	13,630,209
VIP Growth & Income Portfolio Investor Class	3,830,821	606,178	1,088,348	139,001	116,497	341,923	3,807,071
VIP Growth Portfolio Investor Class	3,177,087	659,615	1,366,533	261,522	345,400	389,627	3,205,196
VIP High Income Portfolio Investor Class	2,293,171	315,178	1,311,611	75,772	(93,959)	131,603	1,334,382
VIP Investment Grade Bond Portfolio Investor Class	18,719,638	6,509,086	3,832,775	616,819	(24,923)	246,492	21,617,518
VIP Mid Cap Portfolio Investor Class	913,539	162,749	280,041	49,288	9,236	116,622	922,105
VIP Overseas Portfolio Investor Class	6,162,157	964,624	1,675,871	97,441	48,509	1,647,262	7,146,681
VIP Value Portfolio Investor Class	2,474,918	402,296	699,221	96,762	36,371	223,717	2,438,081
VIP Value Strategies Portfolio Investor Class	1,198,104	468,380	371,800	317,776	4,421	(108,389)	1,190,716
Total	$59,503,766	$17,990,832	$16,199,314	$2,095,567	$668,866	$5,029,085	$66,993,235

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $59,433,795) — See accompanying schedule		$66,993,235
Cash		6
Receivable for investments sold		431
Total assets		66,993,672
Liabilities
Payable for fund shares redeemed	$433
Total liabilities		433
Net Assets		$66,993,239
Net Assets consist of:
Paid in capital		$58,324,852
Accumulated undistributed net realized gain (loss) on investments		1,108,947
Net unrealized appreciation (depreciation) on investments		7,559,440
Net Assets, for 5,242,226 shares outstanding		$66,993,239
Net Asset Value, offering price and redemption price per share ($66,993,239÷ 5,242,226 shares)		$12.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$992,334
Expenses
Independent trustees' fees and expenses	$237
Total expenses before reductions	237
Expense reductions	(237)	–
Net investment income (loss)		992,334
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	668,866
Capital gain distributions from underlying funds	1,103,233
Total net realized gain (loss)		1,772,099
Change in net unrealized appreciation (depreciation) on underlying funds		5,029,085
Net gain (loss)		6,801,184
Net increase (decrease) in net assets resulting from operations		$7,793,518

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$992,334	$880,473
Net realized gain (loss)	1,772,099	842,974
Change in net unrealized appreciation (depreciation)	5,029,085	1,402,158
Net increase (decrease) in net assets resulting from operations	7,793,518	3,125,605
Distributions to shareholders from net investment income	(983,630)	(890,542)
Distributions to shareholders from net realized gain	(1,113,146)	(1,152,686)
Total distributions	(2,096,776)	(2,043,228)
Share transactions
Proceeds from sales of shares	7,828,054	5,626,192
Reinvestment of distributions	2,096,776	2,043,228
Cost of shares redeemed	(8,132,199)	(8,717,272)
Net increase (decrease) in net assets resulting from share transactions	1,792,631	(1,047,852)
Total increase (decrease) in net assets	7,489,373	34,525
Net Assets
Beginning of period	59,503,866	59,469,341
End of period	$66,993,239	$59,503,866
Other Information
Distributions in excess of net investment income end of period	$–	$(2)
Shares
Sold	636,783	486,932
Issued in reinvestment of distributions	169,127	184,338
Redeemed	(657,418)	(754,158)
Net increase (decrease)	148,492	(82,888)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2010 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.49	$11.77	$11.64	$10.57
Income from Investment Operations
Net investment income (loss)A	.19	.17	.21	.20	.20
Net realized and unrealized gain (loss)	1.32	.42	(.25)	.33	1.21
Total from investment operations	1.51	.59	(.04)	.53	1.41
Distributions from net investment income	(.19)	(.18)	(.21)	(.19)	(.20)
Distributions from net realized gain	(.22)	(.22)	(.03)	(.20)	(.14)
Total distributions	(.41)	(.40)	(.24)	(.40)B	(.34)
Net asset value, end of period	$12.78	$11.68	$11.49	$11.77	$11.64
Total ReturnC,D	13.05%	5.33%	(.34)%	4.56%	13.41%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.55%	1.47%	1.76%	1.66%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$66,993	$59,504	$59,469	$62,339	$62,571
Portfolio turnover rateF	25%	24%	21%	27%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.40 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.204 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amounts do not include the activity of the Underlying Funds.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	28.6
VIP Government Money Market Portfolio Investor Class 1.06%	14.9
VIP Overseas Portfolio Investor Class	12.7
VIP Growth & Income Portfolio Investor Class	7.0
VIP Emerging Markets Portfolio Investor Class	6.4
VIP Equity-Income Portfolio Investor Class	6.1
VIP Growth Portfolio Investor Class	5.9
VIP Contrafund Portfolio Investor Class	5.8
VIP Value Portfolio Investor Class	4.5
VIP Value Strategies Portfolio Investor Class	2.2
94.1

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.2%
International Equity Funds	19.1%
Bond Funds	32.8%
Short-Term Funds	14.9%

VIP Investor Freedom 2015 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 33.2%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	169,969	$6,414,612
VIP Equity-Income Portfolio Investor Class (a)	284,525	6,763,168
VIP Growth & Income Portfolio Investor Class (a)	342,988	7,758,398
VIP Growth Portfolio Investor Class (a)	88,591	6,531,800
VIP Mid Cap Portfolio Investor Class (a)	48,531	1,879,117
VIP Value Portfolio Investor Class (a)	304,268	4,968,700
VIP Value Strategies Portfolio Investor Class (a)	171,128	2,426,589
TOTAL DOMESTIC EQUITY FUNDS
(Cost $26,517,733)		36,742,384

International Equity Funds - 19.1%
VIP Emerging Markets Portfolio Investor Class (a)	580,038	7,059,060
VIP Overseas Portfolio Investor Class (a)	617,293	14,068,103
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $15,749,145)		21,127,163

Bond Funds - 32.8%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	178,600	2,371,814
VIP High Income Portfolio Investor Class (a)	405,582	2,202,312
VIP Investment Grade Bond Portfolio Investor Class (a)	2,486,252	31,699,720
TOTAL BOND FUNDS
(Cost $35,878,334)		36,273,846

Short-Term Funds - 14.9%
VIP Government Money Market Portfolio Investor Class 1.06%(a)(b)
(Cost $16,559,889)	16,559,889	16,559,889
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $94,705,101)		110,703,282
NET OTHER ASSETS (LIABILITIES) - 0.0%		970
NET ASSETS - 100%		$110,704,252

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$2,390,733	$9,871	$3,236	$(167)	$(8,881)	$2,371,814
VIP Contrafund Portfolio Investor Class	6,272,386	996,141	1,716,815	409,568	76,424	786,476	6,414,612
VIP Emerging Markets Portfolio Investor Class	6,869,951	715,023	3,365,824	50,168	339,335	2,500,575	7,059,060
VIP Equity-Income Portfolio Investor Class	6,651,000	886,098	1,337,582	249,038	(20,252)	583,904	6,763,168
VIP Government Money Market Portfolio Investor Class 1.06%	11,814,075	6,365,841	1,620,027	100,347	--	--	16,559,889
VIP Growth & Income Portfolio Investor Class	7,588,800	981,987	1,733,025	278,276	172,525	748,111	7,758,398
VIP Growth Portfolio Investor Class	6,296,463	1,119,294	2,358,743	519,641	546,563	928,223	6,531,800
VIP High Income Portfolio Investor Class	3,760,090	463,043	2,082,284	124,495	(139,910)	201,373	2,202,312
VIP Investment Grade Bond Portfolio Investor Class	27,163,309	9,434,591	5,223,220	904,302	(34,111)	359,151	31,699,720
VIP Mid Cap Portfolio Investor Class	1,809,982	268,863	452,659	98,022	13,328	239,603	1,879,117
VIP Overseas Portfolio Investor Class	12,169,414	1,405,706	2,846,243	190,867	108,729	3,230,497	14,068,103
VIP Value Portfolio Investor Class	4,902,408	689,725	1,143,698	196,150	52,606	467,659	4,968,700
VIP Value Strategies Portfolio Investor Class	2,373,783	868,309	612,707	631,950	9,484	(212,280)	2,426,589
Total	$97,671,661	$26,585,354	$24,502,698	$3,756,060	$1,124,554	$9,824,411	$110,703,282

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $94,705,101) — See accompanying schedule		$110,703,282
Cash		1
Receivable for fund shares sold		68,321
Total assets		110,771,604
Liabilities
Payable for investments purchased	$67,296
Payable for fund shares redeemed	56
Total liabilities		67,352
Net Assets		$110,704,252
Net Assets consist of:
Paid in capital		$92,594,671
Undistributed net investment income		7,318
Accumulated undistributed net realized gain (loss) on investments		2,104,082
Net unrealized appreciation (depreciation) on investments		15,998,181
Net Assets, for 8,700,980 shares outstanding		$110,704,252
Net Asset Value, offering price and redemption price per share ($110,704,252 ÷ 8,700,980 shares)		$12.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$1,605,912
Expenses
Independent trustees' fees and expenses	$390
Total expenses before reductions	390
Expense reductions	(390)	–
Net investment income (loss)		1,605,912
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	1,124,554
Capital gain distributions from underlying funds	2,150,148
Total net realized gain (loss)		3,274,702
Change in net unrealized appreciation (depreciation) on underlying funds		9,824,411
Net gain (loss)		13,099,113
Net increase (decrease) in net assets resulting from operations		$14,705,025

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,605,912	$1,459,872
Net realized gain (loss)	3,274,702	1,849,479
Change in net unrealized appreciation (depreciation)	9,824,411	2,051,830
Net increase (decrease) in net assets resulting from operations	14,705,025	5,361,181
Distributions to shareholders from net investment income	(1,590,867)	(1,470,767)
Distributions to shareholders from net realized gain	(2,315,095)	(2,539,504)
Total distributions	(3,905,962)	(4,010,271)
Share transactions
Proceeds from sales of shares	9,716,733	8,718,879
Reinvestment of distributions	3,905,962	4,010,271
Cost of shares redeemed	(11,389,269)	(12,169,342)
Net increase (decrease) in net assets resulting from share transactions	2,233,426	559,808
Total increase (decrease) in net assets	13,032,489	1,910,718
Net Assets
Beginning of period	97,671,763	95,761,045
End of period	$110,704,252	$97,671,763
Other Information
Undistributed net investment income end of period	$7,318	$–
Shares
Sold	798,660	772,861
Issued in reinvestment of distributions	319,835	373,951
Redeemed	(928,642)	(1,079,944)
Net increase (decrease)	189,853	66,868

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2015 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.48	$11.34	$11.63	$11.48	$10.34
Income from Investment Operations
Net investment income (loss)A	.19	.17	.21	.19	.20
Net realized and unrealized gain (loss)	1.51	.45	(.25)	.34	1.27
Total from investment operations	1.70	.62	(.04)	.53	1.47
Distributions from net investment income	(.19)	(.18)	(.22)	(.19)	(.20)
Distributions from net realized gain	(.27)	(.31)	(.04)	(.19)	(.13)
Total distributions	(.46)	(.48)B	(.25)C	(.38)	(.33)
Net asset value, end of period	$12.72	$11.48	$11.34	$11.63	$11.48
Total ReturnD,E	14.99%	5.82%	(.34)%	4.65%	14.35%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.52%	1.53%	1.77%	1.67%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$110,704	$97,672	$95,761	$101,740	$97,221
Portfolio turnover rateF	23%	23%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.306 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.037 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	26.0
VIP Overseas Portfolio Investor Class	14.2
VIP Government Money Market Portfolio Investor Class 1.06%	10.8
VIP Growth & Income Portfolio Investor Class	8.0
VIP Equity-Income Portfolio Investor Class	7.0
VIP Emerging Markets Portfolio Investor Class	6.9
VIP Growth Portfolio Investor Class	6.8
VIP Contrafund Portfolio Investor Class	6.6
VIP Value Portfolio Investor Class	5.1
VIP Value Strategies Portfolio Investor Class	2.5
93.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	38.0%
International Equity Funds	21.1%
Bond Funds	30.1%
Short-Term Funds	10.8%

VIP Investor Freedom 2020 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 38.0%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	391,264	$14,766,318
VIP Equity-Income Portfolio Investor Class (a)	654,956	15,568,306
VIP Growth & Income Portfolio Investor Class (a)	789,506	17,858,626
VIP Growth Portfolio Investor Class (a)	203,946	15,036,930
VIP Mid Cap Portfolio Investor Class (a)	111,718	4,325,718
VIP Value Portfolio Investor Class (a)	700,406	11,437,629
VIP Value Strategies Portfolio Investor Class (a)	393,949	5,586,196
TOTAL DOMESTIC EQUITY FUNDS
(Cost $62,405,641)		84,579,723

International Equity Funds - 21.1%
VIP Emerging Markets Portfolio Investor Class (a)	1,265,107	15,396,349
VIP Overseas Portfolio Investor Class (a)	1,387,938	31,631,103
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $35,657,106)		47,027,452

Bond Funds - 30.1%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	355,072	4,715,362
VIP High Income Portfolio Investor Class (a)	815,614	4,428,784
VIP Investment Grade Bond Portfolio Investor Class (a)	4,539,599	57,879,888
TOTAL BOND FUNDS
(Cost $66,614,374)		67,024,034

Short-Term Funds - 10.8%
VIP Government Money Market Portfolio Investor Class 1.06%(a)(b)
(Cost $24,186,331)	24,186,331	24,186,331
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $188,863,452)		222,817,540
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,417
NET ASSETS - 100%		$222,818,957

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$4,732,803	$--	$6,404	$--	$(17,441)	$4,715,362
VIP Contrafund Portfolio Investor Class	13,619,382	2,277,752	3,023,526	891,763	80,539	1,812,171	14,766,318
VIP Emerging Markets Portfolio Investor Class	14,210,729	1,606,774	6,313,163	106,375	548,517	5,343,492	15,396,349
VIP Equity-Income Portfolio Investor Class	14,440,716	2,143,880	2,262,490	549,328	15,328	1,230,872	15,568,306
VIP Government Money Market Portfolio Investor Class 1.06%	15,913,882	10,097,457	1,825,008	142,406	--	--	24,186,331
VIP Growth & Income Portfolio Investor Class	16,476,453	2,314,773	2,973,024	609,792	73,870	1,966,554	17,858,626
VIP Growth Portfolio Investor Class	13,674,279	2,535,408	4,411,536	1,117,003	513,834	2,724,945	15,036,930
VIP High Income Portfolio Investor Class	7,301,723	959,703	3,946,640	244,992	(247,790)	361,788	4,428,784
VIP Investment Grade Bond Portfolio Investor Class	48,207,248	17,724,624	8,605,751	1,620,404	(73,999)	627,766	57,879,888
VIP Mid Cap Portfolio Investor Class	3,930,867	618,583	786,131	211,286	10,391	552,008	4,325,718
VIP Overseas Portfolio Investor Class	26,240,538	3,234,586	5,035,396	422,406	148,427	7,042,948	31,631,103
VIP Value Portfolio Investor Class	10,643,606	1,677,916	2,017,443	442,850	45,618	1,087,932	11,437,629
VIP Value Strategies Portfolio Investor Class	5,154,210	1,945,959	1,094,537	1,361,822	(3,802)	(415,634)	5,586,196
Total	$189,813,633	$51,870,218	$42,294,645	$7,726,831	$1,110,933	$22,317,401	$222,817,540

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $188,863,452) — See accompanying schedule		$222,817,540
Receivable for fund shares sold		23,861
Total assets		222,841,401
Liabilities
Payable for investments purchased	$22,302
Payable for fund shares redeemed	142
Total liabilities		22,444
Net Assets		$222,818,957
Net Assets consist of:
Paid in capital		$185,471,802
Undistributed net investment income		14,315
Accumulated undistributed net realized gain (loss) on investments		3,378,752
Net unrealized appreciation (depreciation) on investments		33,954,088
Net Assets, for 17,220,577 shares outstanding		$222,818,957
Net Asset Value, offering price and redemption price per share ($222,818,957 ÷ 17,220,577 shares)		$12.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$3,128,617
Expenses
Independent trustees' fees and expenses	$758
Total expenses before reductions	758
Expense reductions	(758)	–
Net investment income (loss)		3,128,617
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	1,110,933
Capital gain distributions from underlying funds	4,598,214
Total net realized gain (loss)		5,709,147
Change in net unrealized appreciation (depreciation) on underlying funds		22,317,401
Net gain (loss)		28,026,548
Net increase (decrease) in net assets resulting from operations		$31,155,165

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,128,617	$2,795,472
Net realized gain (loss)	5,709,147	3,115,340
Change in net unrealized appreciation (depreciation)	22,317,401	4,790,025
Net increase (decrease) in net assets resulting from operations	31,155,165	10,700,837
Distributions to shareholders from net investment income	(3,096,357)	(2,822,684)
Distributions to shareholders from net realized gain	(4,378,420)	(4,879,880)
Total distributions	(7,474,777)	(7,702,564)
Share transactions
Proceeds from sales of shares	20,373,146	16,436,021
Reinvestment of distributions	7,474,777	7,702,564
Cost of shares redeemed	(18,523,125)	(24,761,412)
Net increase (decrease) in net assets resulting from share transactions	9,324,798	(622,827)
Total increase (decrease) in net assets	33,005,186	2,375,446
Net Assets
Beginning of period	189,813,771	187,438,325
End of period	$222,818,957	$189,813,771
Other Information
Undistributed net investment income end of period	$14,315	$1
Shares
Sold	1,650,223	1,448,870
Issued in reinvestment of distributions	602,555	722,170
Redeemed	(1,520,761)	(2,206,786)
Net increase (decrease)	732,017	(35,746)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2020 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.51	$11.34	$11.63	$11.47	$10.20
Income from Investment Operations
Net investment income (loss)A	.19	.17	.21	.20	.20
Net realized and unrealized gain (loss)	1.69	.47	(.25)	.34	1.42
Total from investment operations	1.88	.64	(.04)	.54	1.62
Distributions from net investment income	(.18)	(.17)	(.21)	(.19)	(.20)
Distributions from net realized gain	(.27)	(.30)	(.04)	(.19)	(.15)
Total distributions	(.45)	(.47)	(.25)	(.38)	(.35)
Net asset value, end of period	$12.94	$11.51	$11.34	$11.63	$11.47
Total ReturnB,C	16.55%	6.04%	(.35)%	4.75%	15.96%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.52%	1.52%	1.79%	1.74%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$222,819	$189,814	$187,438	$191,764	$161,093
Portfolio turnover rateD	21%	23%	17%	13%	22%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	22.6
VIP Overseas Portfolio Investor Class	15.5
VIP Growth & Income Portfolio Investor Class	8.9
VIP Government Money Market Portfolio Investor Class 1.06%	8.4
VIP Equity-Income Portfolio Investor Class	7.7
VIP Growth Portfolio Investor Class	7.5
VIP Emerging Markets Portfolio Investor Class	7.4
VIP Contrafund Portfolio Investor Class	7.3
VIP Value Portfolio Investor Class	5.7
VIP Value Strategies Portfolio Investor Class	2.8
93.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	42.0%
International Equity Funds	22.9%
Bond Funds	26.7%
Short-Term Funds	8.4%

VIP Investor Freedom 2025 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 42.0%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	420,257	$15,860,487
VIP Equity-Income Portfolio Investor Class (a)	703,486	16,721,864
VIP Growth & Income Portfolio Investor Class (a)	848,008	19,181,934
VIP Growth Portfolio Investor Class (a)	219,056	16,150,971
VIP Mid Cap Portfolio Investor Class (a)	120,000	4,646,419
VIP Value Portfolio Investor Class (a)	752,306	12,285,151
VIP Value Strategies Portfolio Investor Class (a)	423,140	6,000,118
TOTAL DOMESTIC EQUITY FUNDS
(Cost $67,270,688)		90,846,944

International Equity Funds - 22.9%
VIP Emerging Markets Portfolio Investor Class (a)	1,309,729	15,939,402
VIP Overseas Portfolio Investor Class (a)	1,470,663	33,516,401
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $37,348,611)		49,455,803

Bond Funds - 26.7%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	343,268	4,558,600
VIP High Income Portfolio Investor Class (a)	790,753	4,293,787
VIP Investment Grade Bond Portfolio Investor Class (a)	3,835,641	48,904,422
TOTAL BOND FUNDS
(Cost $57,814,965)		57,756,809

Short-Term Funds - 8.4%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $18,139,153)	18,139,153	18,139,153
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $180,573,417)		216,198,709
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,066
NET ASSETS - 100%		$216,199,775

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$4,583,548	$7,815	$6,193	$(141)	$(16,992)	$4,558,600
VIP Contrafund Portfolio Investor Class	12,929,469	3,287,593	2,276,365	902,659	32,160	1,887,630	15,860,487
VIP Emerging Markets Portfolio Investor Class	12,961,110	2,593,113	5,324,411	107,402	469,005	5,240,585	15,939,402
VIP Equity-Income Portfolio Investor Class	13,708,545	3,288,770	1,567,077	566,480	19,825	1,271,801	16,721,864
VIP Government Money Market Portfolio Investor Class 1.06%	9,708,503	9,228,108	797,458	101,780	--	--	18,139,153
VIP Growth & Income Portfolio Investor Class	15,641,170	3,586,020	2,162,426	623,029	16,642	2,100,528	19,181,934
VIP Growth Portfolio Investor Class	12,982,448	3,548,753	3,649,307	1,109,470	181,501	3,087,576	16,150,971
VIP High Income Portfolio Investor Class	6,302,436	1,169,882	3,269,433	233,272	(185,479)	276,381	4,293,787
VIP Investment Grade Bond Portfolio Investor Class	36,081,507	18,463,574	6,019,455	1,345,228	(81,951)	460,747	48,904,422
VIP Mid Cap Portfolio Investor Class	3,731,607	915,985	587,192	210,814	8,030	577,989	4,646,419
VIP Overseas Portfolio Investor Class	24,888,496	5,322,993	3,867,829	445,263	81,738	7,091,003	33,516,401
VIP Value Portfolio Investor Class	10,104,199	2,511,002	1,481,663	471,297	21,771	1,129,842	12,285,151
VIP Value Strategies Portfolio Investor Class	4,893,045	2,335,572	832,409	1,357,746	(16,036)	(380,054)	6,000,118
Total	$163,932,535	$60,834,913	$31,842,840	$7,480,633	$547,065	$22,727,036	$216,198,709

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $180,573,417) — See accompanying schedule		$216,198,709
Receivable for fund shares sold		355,539
Total assets		216,554,248
Liabilities
Payable for investments purchased	$354,384
Payable for fund shares redeemed	89
Total liabilities		354,473
Net Assets		$216,199,775
Net Assets consist of:
Paid in capital		$177,999,791
Undistributed net investment income		11,701
Accumulated undistributed net realized gain (loss) on investments		2,562,991
Net unrealized appreciation (depreciation) on investments		35,625,292
Net Assets, for 15,685,310 shares outstanding		$216,199,775
Net Asset Value, offering price and redemption price per share ($216,199,775 ÷ 15,685,310 shares)		$13.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$2,919,062
Expenses
Independent trustees' fees and expenses	$693
Total expenses before reductions	693
Expense reductions	(693)	–
Net investment income (loss)		2,919,062
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	547,065
Capital gain distributions from underlying funds	4,561,571
Total net realized gain (loss)		5,108,636
Change in net unrealized appreciation (depreciation) on underlying funds		22,727,036
Net gain (loss)		27,835,672
Net increase (decrease) in net assets resulting from operations		$30,754,734

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,919,062	$2,397,885
Net realized gain (loss)	5,108,636	3,228,140
Change in net unrealized appreciation (depreciation)	22,727,036	3,671,828
Net increase (decrease) in net assets resulting from operations	30,754,734	9,297,853
Distributions to shareholders from net investment income	(2,897,796)	(2,413,830)
Distributions to shareholders from net realized gain	(4,478,683)	(4,866,736)
Total distributions	(7,376,479)	(7,280,566)
Share transactions
Proceeds from sales of shares	31,904,091	16,955,794
Reinvestment of distributions	7,376,479	7,280,566
Cost of shares redeemed	(10,391,673)	(18,539,137)
Net increase (decrease) in net assets resulting from share transactions	28,888,897	5,697,223
Total increase (decrease) in net assets	52,267,152	7,714,510
Net Assets
Beginning of period	163,932,623	156,218,113
End of period	$216,199,775	$163,932,623
Other Information
Undistributed net investment income end of period	$11,701	$–
Distributions in excess of net investment income end of period	$–	$(3)
Shares
Sold	2,422,167	1,422,152
Issued in reinvestment of distributions	560,738	653,488
Redeemed	(787,220)	(1,564,176)
Net increase (decrease)	2,195,685	511,464

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2025 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.04	$12.35	$12.16	$10.45
Income from Investment Operations
Net investment income (loss)A	.20	.18	.24	.21	.24
Net realized and unrealized gain (loss)	1.94	.50	(.28)	.40	1.83
Total from investment operations	2.14	.68	(.04)	.61	2.07
Distributions from net investment income	(.19)	(.18)	(.23)	(.20)	(.21)
Distributions from net realized gain	(.32)	(.39)	(.04)	(.22)	(.15)
Total distributions	(.51)	(.57)	(.27)	(.42)	(.36)
Net asset value, end of period	$13.78	$12.15	$12.04	$12.35	$12.16
Total ReturnB,C	17.82%	6.10%	(.32)%	5.04%	19.95%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.53%	1.54%	1.89%	1.71%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$216,200	$163,933	$156,218	$139,907	$114,407
Portfolio turnover rateE	17%	23%	16%	13%	15%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 E Amounts do not include the activity of the Underlying Funds.

 F Amount represents less than .005% .

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
VIP Overseas Portfolio Investor Class	18.3
VIP Investment Grade Bond Portfolio Investor Class	15.7
VIP Growth & Income Portfolio Investor Class	10.7
VIP Equity-Income Portfolio Investor Class	9.4
VIP Growth Portfolio Investor Class	9.0
VIP Contrafund Portfolio Investor Class	8.9
VIP Emerging Markets Portfolio Investor Class	8.4
VIP Value Portfolio Investor Class	6.9
VIP Value Strategies Portfolio Investor Class	3.4
VIP Mid Cap Portfolio Investor Class	2.6
93.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	50.9%
International Equity Funds	26.7%
Bond Funds	19.8%
Short-Term Funds	2.6%

VIP Investor Freedom 2030 Portfolio℠

Investments December 31, 2017

Showing Percentage of Net Assets

Domestic Equity Funds - 50.9%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	505,385	$19,073,221
VIP Equity-Income Portfolio Investor Class (a)	846,001	20,109,451
VIP Growth & Income Portfolio Investor Class (a)	1,019,821	23,068,344
VIP Growth Portfolio Investor Class (a)	263,428	19,422,535
VIP Mid Cap Portfolio Investor Class (a)	144,313	5,587,812
VIP Value Portfolio Investor Class (a)	904,727	14,774,188
VIP Value Strategies Portfolio Investor Class (a)	508,868	7,215,746
TOTAL DOMESTIC EQUITY FUNDS
(Cost $85,549,582)		109,251,297

International Equity Funds - 26.7%
VIP Emerging Markets Portfolio Investor Class (a)	1,480,690	18,019,994
VIP Overseas Portfolio Investor Class (a)	1,727,939	39,379,726
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $44,536,236)		57,399,720

Bond Funds - 19.8%
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	338,623	4,496,919
VIP High Income Portfolio Investor Class (a)	783,535	4,254,597
VIP Investment Grade Bond Portfolio Investor Class (a)	2,641,480	33,678,873
TOTAL BOND FUNDS
(Cost $42,482,837)		42,430,389

Short-Term Funds - 2.6%
VIP Government Money Market Portfolio Investor Class 1.06% (a)(b)
(Cost $5,515,093)	5,515,093	5,515,093
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $178,083,748)		214,596,499
NET OTHER ASSETS (LIABILITIES) - 0.0%		322
NET ASSETS - 100%		$214,596,821

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Long-Term Treasury Bond Index Fund Premium Class	$--	$4,534,386	$20,302	$6,126	$(309)	$(16,856)	$4,496,919
VIP Contrafund Portfolio Investor Class	15,019,477	4,440,232	2,654,164	1,067,261	25,692	2,241,984	19,073,221
VIP Emerging Markets Portfolio Investor Class	13,937,669	3,371,666	5,544,494	119,561	406,528	5,848,625	18,019,994
VIP Equity-Income Portfolio Investor Class	15,924,456	4,637,687	1,984,881	671,645	29,046	1,503,143	20,109,451
VIP Government Money Market Portfolio Investor Class 1.06%	1,230,591	4,556,979	272,477	30,350	--	--	5,515,093
VIP Growth & Income Portfolio Investor Class	18,169,323	5,037,620	2,651,585	737,708	6,997	2,505,989	23,068,344
VIP Growth Portfolio Investor Class	15,081,321	4,758,147	4,279,649	1,308,026	193,734	3,668,982	19,422,535
VIP High Income Portfolio Investor Class	5,970,794	1,415,260	3,215,673	227,943	(167,576)	251,792	4,254,597
VIP Investment Grade Bond Portfolio Investor Class	19,618,752	18,986,212	5,083,856	893,581	(129,885)	287,650	33,678,873
VIP Mid Cap Portfolio Investor Class	4,334,987	1,257,715	697,871	248,755	11,334	681,647	5,587,812
VIP Overseas Portfolio Investor Class	28,823,740	7,320,233	5,142,998	518,203	94,827	8,283,924	39,379,726
VIP Value Portfolio Investor Class	11,737,471	3,462,364	1,785,739	561,285	32,952	1,327,140	14,774,188
VIP Value Strategies Portfolio Investor Class	5,684,415	2,985,185	988,228	1,601,781	(28,054)	(437,572)	7,215,746
Total	$155,532,996	$66,763,686	$34,321,917	$7,992,225	$475,286	$26,146,448	$214,596,499

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (cost $178,083,748) — See accompanying schedule		$214,596,499
Receivable for fund shares sold		269,698
Total assets		214,866,197
Liabilities
Payable for investments purchased	$269,278
Payable for fund shares redeemed	98
Total liabilities		269,376
Net Assets		$214,596,821
Net Assets consist of:
Paid in capital		$174,987,040
Undistributed net investment income		20,306
Accumulated undistributed net realized gain (loss) on investments		3,076,724
Net unrealized appreciation (depreciation) on investments		36,512,751
Net Assets, for 15,764,722 shares outstanding		$214,596,821
Net Asset Value, offering price and redemption price per share ($214,596,821 ÷ 15,764,722 shares)		$13.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Income distributions from underlying funds		$2,711,747
Expenses
Independent trustees' fees and expenses	$672
Total expenses before reductions	672
Expense reductions	(672)	–
Net investment income (loss)		2,711,747
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	475,286
Capital gain distributions from underlying funds	5,280,478
Total net realized gain (loss)		5,755,764
Change in net unrealized appreciation (depreciation) on underlying funds		26,146,448
Net gain (loss)		31,902,212
Net increase (decrease) in net assets resulting from operations		$34,613,959

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,711,747	$2,159,275
Net realized gain (loss)	5,755,764	3,778,696
Change in net unrealized appreciation (depreciation)	26,146,448	3,416,480
Net increase (decrease) in net assets resulting from operations	34,613,959	9,354,451
Distributions to shareholders from net investment income	(2,691,438)	(2,170,574)
Distributions to shareholders from net realized gain	(5,515,531)	(5,377,100)
Total distributions	(8,206,969)	(7,547,674)
Share transactions
Proceeds from sales of shares	36,781,109	15,760,499
Reinvestment of distributions	8,206,969	7,547,674
Cost of shares redeemed	(12,331,255)	(14,273,869)
Net increase (decrease) in net assets resulting from share transactions	32,656,823	9,034,304
Total increase (decrease) in net assets	59,063,813	10,841,081
Net Assets
Beginning of period	155,533,008	144,691,927
End of period	$214,596,821	$155,533,008
Other Information
Undistributed net investment income end of period	$20,306	$–
Distributions in excess of net investment income end of period	$–	$(3)
Shares
Sold	2,871,550	1,371,290
Issued in reinvestment of distributions	641,654	715,510
Redeemed	(972,690)	(1,247,691)
Net increase (decrease)	2,540,514	839,109

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2030 Portfolio

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.76	$11.68	$11.97	$11.81	$10.00
Income from Investment Operations
Net investment income (loss)A	.19	.17	.21	.19	.21
Net realized and unrealized gain (loss)	2.23	.51	(.24)	.38	1.95
Total from investment operations	2.42	.68	(.03)	.57	2.16
Distributions from net investment income	(.17)	(.17)	(.20)	(.18)	(.19)
Distributions from net realized gain	(.39)	(.44)	(.05)	(.22)	(.16)
Total distributions	(.57)B	(.60)C	(.26)D	(.41)E	(.35)
Net asset value, end of period	$13.61	$11.76	$11.68	$11.97	$11.81
Total ReturnF,G	20.92%	6.50%	(.32)%	4.83%	21.72%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.46%	1.48%	1.73%	1.58%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$214,597	$155,533	$144,692	$131,425	$111,157
Portfolio turnover rateI	19%	19%	12%	13%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.391 per share.

 C Total distributions of $.60 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.435 per share.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.202 and distributions from net realized gain of $.053 per share.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.224 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 I Amounts do not include the activity of the Underlying Funds.

 J Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income	$69,706,586	$5,888,427	$(151,366)	$5,737,061
VIP Investor Freedom 2005	26,509,004	2,472,491	(93,042)	2,379,449
VIP Investor Freedom 2010	59,630,687	7,561,030	(198,482)	7,362,548
VIP Investor Freedom 2015	95,030,900	15,996,191	(323,809)	15,672,382
VIP Investor Freedom 2020	189,470,750	34,064,550	(717,760)	33,346,790
VIP Investor Freedom 2025	181,296,798	35,557,873	(655,962)	34,901,911
VIP Investor Freedom 2030	178,818,661	36,459,836	(681,998)	35,777,838

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$17,834	$784,309	$5,737,061
VIP Investor Freedom 2005	8,061	245,908	2,379,449
VIP Investor Freedom 2010	–	1,305,839	7,362,548
VIP Investor Freedom 2015	7,318	2,429,883	15,672,382
VIP Investor Freedom 2020	14,316	3,986,050	33,346,790
VIP Investor Freedom 2025	11,701	3,286,371	34,901,911
VIP Investor Freedom 2030	35,043	3,796,899	35,777,838

The tax character of distributions paid was as follows:

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$1,363,077	$424,909	$1,787,986
VIP Investor Freedom 2005	545,062	162,798	707,860
VIP Investor Freedom 2010	1,344,123	752,653	2,096,776
VIP Investor Freedom 2015	2,266,558	1,639,404	3,905,962
VIP Investor Freedom 2020	4,594,052	2,880,725	7,474,777
VIP Investor Freedom 2025	4,461,686	2,914,793	7,376,479
VIP Investor Freedom 2030	4,516,666	3,690,303	8,206,969

December 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$1,010,739	$773,125	$1,783,864
VIP Investor Freedom 2005	317,041	306,855	623,896
VIP Investor Freedom 2010	951,251	1,091,977	2,043,228
VIP Investor Freedom 2015	1,596,843	2,413,428	4,010,271
VIP Investor Freedom 2020	2,952,455	4,750,109	7,702,564
VIP Investor Freedom 2025	2,533,855	4,746,711	7,280,566
VIP Investor Freedom 2030	2,299,899	5,247,775	7,547,674

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	22,191,924	17,755,669
VIP Investor Freedom 2005	13,017,626	6,587,765
VIP Investor Freedom 2010	17,990,832	16,199,314
VIP Investor Freedom 2015	26,585,354	24,502,698
VIP Investor Freedom 2020	51,870,218	42,294,645
VIP Investor Freedom 2025	60,834,913	31,842,840
VIP Investor Freedom 2030	66,763,686	34,321,917

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Investor Freedom Income	-%	$263
VIP Investor Freedom 2005	-%	$86
VIP Investor Freedom 2010	-%	$237
VIP Investor Freedom 2015	-%	$390
VIP Investor Freedom 2020	-%	$758
VIP Investor Freedom 2025	-%	$693
VIP Investor Freedom 2030	-%	$672

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, and VIP Investor VIP 2030 Portfolio (seven of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
VIP Investor Freedom Income	- %
Actual		$1,000.00	$1,034.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2005	- %
Actual		$1,000.00	$1,044.90	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2010	- %
Actual		$1,000.00	$1,053.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2015	- %
Actual		$1,000.00	$1,061.80	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2020	- %
Actual		$1,000.00	$1,068.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2025	- %
Actual		$1,000.00	$1,073.40	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2030	- %
Actual		$1,000.00	$1,086.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income Portfolio	02/16/18	02/16/18	$0.003	$0.119
VIP Investor Freedom 2005 Portfolio	02/16/18	02/16/18	$0.003	$0.101
VIP Investor Freedom 2010 Portfolio	02/16/18	02/16/18	$0.000	$0.252
VIP Investor Freedom 2015 Portfolio	02/16/18	02/16/18	$0.001	$0.282
VIP Investor Freedom 2020 Portfolio	02/16/18	02/16/18	$0.001	$0.233
VIP Investor Freedom 2025 Portfolio	02/16/18	02/16/18	$0.001	$0.211
VIP Investor Freedom 2030 Portfolio	02/16/18	02/16/18	$0.002	$0.238

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

VIP Investor Freedom Income Portfolio	$793,983
VIP Investor Freedom 2005 Portfolio	$249,623
VIP Investor Freedom 2010 Portfolio	$1,309,870
VIP Investor Freedom 2015 Portfolio	$2,444,213
VIP Investor Freedom 2020 Portfolio	$4,012,511
VIP Investor Freedom 2025 Portfolio	$3,313,321
VIP Investor Freedom 2030 Portfolio	$3,818,643

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	12.74%
VIP Investor Freedom 2005 Portfolio	9.43%
VIP Investor Freedom 2010 Portfolio	7.34%
VIP Investor Freedom 2015 Portfolio	5.65%
VIP Investor Freedom 2020 Portfolio	4.61%
VIP Investor Freedom 2025 Portfolio	3.79%
VIP Investor Freedom 2030 Portfolio	2.10%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

VIP Investor Freedom Income Portfolio
December 2017	12%
VIP Investor Freedom 2005 Portfolio
December 2017	16%
VIP Investor Freedom 2010 Portfolio
December 2017	20%
VIP Investor Freedom 2015 Portfolio
December 2017	24%
VIP Investor Freedom 2020 Portfolio
December 2017	27%
VIP Investor Freedom 2025 Portfolio
December 2017	29%
VIP Investor Freedom 2030 Portfolio
December 2017	34%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/22/17	$0.0152	$0.0015
VIP Investor Freedom 2005 Portfolio	12/22/17	$0.0200	$0.0020
VIP Investor Freedom 2010 Portfolio	12/22/17	$0.0269	$0.0027
VIP Investor Freedom 2015 Portfolio	12/22/17	$0.0313	$0.0031
VIP Investor Freedom 2020 Portfolio	12/22/17	$0.0349	$0.0035
VIP Investor Freedom 2025 Portfolio	12/22/17	$0.0401	$0.0040
VIP Investor Freedom 2030 Portfolio	12/22/17	$0.0458	$0.0046

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement between FMRC and FMR for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts and administration agreements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract and administration agreement, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract and administration agreement. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts and administration agreements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contract and administration agreement. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions, pursuant to the administration agreement between FMRC and FMR with respect to each fund.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2016.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPIFF-ANN-0218
1.814507.112

Fidelity® Variable Insurance Products: Strategic Income Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Initial Class	7.79%	3.59%	5.85%
Service Class	7.71%	3.49%	5.74%
Service Class 2	7.54%	3.33%	5.58%
Investor Class	7.78%	3.55%	5.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$17,659	VIP Strategic Income Portfolio - Initial Class
$15,277	Bloomberg Barclays U.S. Universal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, the Fidelity Strategic Income Composite Index℠ gained 6.72%, with all five asset classes represented in this index turning in positive results. Riskier assets benefited from investors’ growing optimism about the global economic backdrop. Emerging-markets debt gained 8.17%, as measured by the Bloomberg Barclays® Emerging Markets Aggregate USD Bond Index. High-yield bonds were close behind, benefiting from steadily narrowing credit spreads. For the year, The BofA Merrill Lynch℠ US High Yield Constrained Index gained 7.48%. Meanwhile, the Bloomberg Barclays® US Government Bond Index returned 2.30%. The yield curve flattened in 2017, as yields on short-term U.S. government bonds rose along with the U.S. Federal Reserve’s three increases to the federal funds rate, while long-term yields dropped. Higher short-term rates helped performance of senior floating-rate debt, which gained 4.32% this year, as measured by the S&P®/LSTA Leveraged Performing Loan Index. Non-U.S. developed-markets bonds significantly outperformed their U.S. counterparts, as the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted ex USD Index gained 11.53%, due in large part to a strengthening euro relative to the dollar.

Comments from Co-Portfolio Manager Adam Kramer:  For the year, the fund’s share classes gained roughly 8%, outpacing our primary benchmark, the Bloomberg Barclays US Universal Bond Index, and the Fidelity Strategic Income Composite Index℠, which returned 4.09% and 6.72%, respectively. We see the Composite index, given its mix of investments, as a closer match for the fund. Effective security selection was the primary driver of the outperformance, especially in the fund’s high-yield subportfolio. Although this subportfolio consists primarily of high-yield bonds, manager Mark Notkin also has the flexibility to own stocks – even as we limit the fund’s overall equity exposure to 5%. Mark’s equity allocation was close to that limit this period, and in light of stocks’ extremely strong performance in 2017, such positioning turned out to be very helpful. Another positive was security selection in the emerging-markets debt subportfolio. Elsewhere, the fund’s positioning in the U.S. government bond category added modest value – security selection in this subportfolio was favorable, while a relative underweighting here also added value. In a strong period of performance, we’re happy that very little stood out on the downside. A small overweighting in floating-rate debt slightly hampered results, though positive security selection in the category more than offset the negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	17.3
German Federal Republic	3.4
Japan Government	2.7
Ginnie Mae guaranteed REMIC pass-thru certificates	2.7
Ally Financial, Inc.	1.9
28.0

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Financials	9.9
Consumer Discretionary	8.7
Energy	7.2
Information Technology	4.8
Materials	4.0

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations*	22.8%
AAA,AA,A	12.4%
BBB	4.6%
BB	18.0%
B	18.8%
CCC,CC,C	6.7%
Not Rated	3.6%
Equities	4.2%
Short-Term Investments and Net Other Assets	8.9%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*,**
Preferred Securities	3.3%
Corporate Bonds	34.1%
U.S. Government and U.S. Government Agency Obligations***	22.8%
Foreign Government & Government Agency Obligations	18.6%
Bank Loan Obligations	7.5%
Stocks	4.2%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	8.9%

 * Foreign investments - 33.6%

 ** Futures and Swaps - 1.7%

 *** Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Investments December 31, 2017

Showing Percentage of Net Assets

Corporate Bonds - 33.9%
		Principal Amount(a)	Value
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind (b)		$579,157	$356,182
Media - 0.3%
DISH Network Corp. 3.375% 8/15/26		3,820,000	4,156,638
TOTAL CONSUMER DISCRETIONARY			4,512,820
Nonconvertible Bonds - 33.6%
CONSUMER DISCRETIONARY - 5.4%
Auto Components - 0.4%
Allison Transmission, Inc. 5% 10/1/24 (c)		635,000	654,844
Delphi Technologies PLC 5% 10/1/25 (c)		680,000	688,500
Exide Technologies 11% 4/30/22 pay-in-kind (b)(c)(d)		567,053	510,348
Metalsa SA de CV 4.9% 4/24/23 (c)		1,590,000	1,597,950
Tenedora Nemak SA de CV 5.5% 2/28/23 (c)		1,175,000	1,207,313
Tenneco, Inc. 5% 7/15/26		450,000	461,250
Tupy Overseas SA 6.625% 7/17/24 (c)		400,000	424,000
			5,544,205
Automobiles - 0.1%
Tesla, Inc. 5.3% 8/15/25 (c)		1,535,000	1,465,925
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (c)		64,000	65,120
American Tire Distributors, Inc. 10.25% 3/1/22 (c)		280,000	288,400
LKQ Corp. 4.75% 5/15/23		115,000	117,588
			471,108
Diversified Consumer Services - 0.1%
Ascend Learning LLC 6.875% 8/1/25 (c)		210,000	216,825
Laureate Education, Inc. 8.25% 5/1/25 (c)		1,710,000	1,812,600
			2,029,425
Hotels, Restaurants& Leisure - 1.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (c)		2,085,000	2,100,638
24 Hour Holdings III LLC 8% 6/1/22 (c)		220,000	215,050
Carlson Travel, Inc. 6.75% 12/15/23 (c)		145,000	131,225
Cedar Fair LP / Canada's Wonderland Co. 5.375% 4/15/27(c)		345,000	362,250
Choice Hotels International, Inc. 5.75% 7/1/22		145,000	158,775
Churchill Downs, Inc. 4.75% 1/15/28 (c)		465,000	461,954
Eldorado Resorts, Inc. 6% 4/1/25		630,000	658,350
FelCor Lodging LP 6% 6/1/25		565,000	596,075
Golden Nugget, Inc.:
6.75% 10/15/24 (c)		1,135,000	1,154,863
8.75% 10/1/25 (c)		1,235,000	1,296,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		925,000	950,438
4.875% 4/1/27		435,000	455,119
Jacobs Entertainment, Inc. 7.875% 2/1/24 (c)		150,000	160,500
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (c)		475,000	485,688
5% 6/1/24 (c)		475,000	489,844
5.25% 6/1/26 (c)		3,225,000	3,394,313
LTF Merger Sub, Inc. 8.5% 6/15/23 (c)		380,000	402,325
MCE Finance Ltd. 4.875% 6/6/25 (c)		240,000	242,631
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24		365,000	388,725
Penn National Gaming, Inc. 5.625% 1/15/27 (c)		120,000	124,500
Scientific Games Corp.:
5% 10/15/25 (c)		180,000	180,450
10% 12/1/22		1,276,000	1,400,410
Silversea Cruises 7.25% 2/1/25 (c)		255,000	274,763
Six Flags Entertainment Corp.:
4.875% 7/31/24 (c)		715,000	725,725
5.5% 4/15/27 (c)		380,000	393,300
Station Casinos LLC 5% 10/1/25 (c)		620,000	623,100
Studio City Co. Ltd.:
5.875% 11/30/19 (c)		420,000	438,900
7.25% 11/30/21 (c)		1,085,000	1,144,675
Viking Cruises Ltd. 5.875% 9/15/27 (c)		595,000	605,413
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)		1,410,000	1,429,388
Wynn Macau Ltd.:
4.875% 10/1/24 (c)		455,000	457,275
5.5% 10/1/27 (c)		465,000	470,231
			22,373,643
Household Durables - 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)		335,000	350,075
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (c)		740,000	754,800
Lennar Corp. 4.75% 11/29/27 (c)		620,000	638,476
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (c)		285,000	294,975
5.75% 10/15/20		2,476,070	2,513,211
7% 7/15/24 (c)		360,000	385,200
Springs Industries, Inc. 6.25% 6/1/21		160,000	163,200
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)		435,000	459,469
Toll Brothers Finance Corp. 4.375% 4/15/23		1,106,000	1,147,475
TRI Pointe Homes, Inc.:
4.375% 6/15/19		320,000	326,400
5.875% 6/15/24		780,000	832,650
William Lyon Homes, Inc. 5.875% 1/31/25		380,000	388,075
			8,254,006
Internet & Direct Marketing Retail - 0.4%
Netflix, Inc.:
4.375% 11/15/26		640,000	625,600
4.875% 4/15/28 (c)		1,240,000	1,215,200
5.375% 2/1/21 (c)		420,000	443,625
5.75% 3/1/24		612,000	651,015
5.875% 2/15/25		1,395,000	1,482,188
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (c)		1,450,000	1,479,000
6% 4/1/23		580,000	604,099
			6,500,727
Leisure Products - 0.0%
Mattel, Inc. 6.75% 12/31/25 (c)		540,000	547,263
Media - 2.2%
Altice U.S. Finance SA 5.5% 5/15/26 (c)		615,000	626,531
AMC Networks, Inc. 4.75% 8/1/25		615,000	609,619
Block Communications, Inc. 6.875% 2/15/25 (c)		480,000	502,800
Cablevision SA 6.5% 6/15/21 (c)		430,000	456,742
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24		870,000	920,025
CBS Radio, Inc. 7.25% 11/1/24 (c)		420,000	442,838
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (c)		1,530,000	1,487,925
5.125% 2/15/23		1,565,000	1,600,213
5.125% 5/1/23 (c)		720,000	734,400
5.125% 5/1/27 (c)		2,570,000	2,531,450
5.375% 5/1/25 (c)		720,000	741,830
5.5% 5/1/26 (c)		2,450,000	2,511,250
5.75% 9/1/23		500,000	515,000
5.75% 1/15/24		555,000	570,263
5.75% 2/15/26 (c)		1,030,000	1,069,913
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (c)		1,490,000	1,493,725
Clear Channel Communications, Inc.:
9% 3/1/21		245,000	175,175
11.25% 3/1/21		1,875,000	1,335,938
14% 2/1/21 pay-in-kind (b)		595,197	46,128
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (c)		590,000	604,750
4.875% 4/11/22 (c)		250,000	258,750
5.125% 3/31/27 (c)		205,000	208,331
Grupo Televisa SA de CV 6.625% 3/18/25		60,000	70,959
iHeartCommunications, Inc.:
10.625% 3/15/23		1,630,000	1,149,150
11.25% 3/1/21 (c)		630,000	434,700
Liberty Media Corp.:
8.25% 2/1/30		1,610,000	1,746,850
8.5% 7/15/29		270,000	297,675
Lions Gate Entertainment Corp. 5.875% 11/1/24 (c)		215,000	227,094
Myriad International Holding BV 5.5% 7/21/25 (c)		375,000	408,363
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		1,796,696	1,729,320
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (c)		295,000	303,481
Quebecor Media, Inc. 5.75% 1/15/23		790,000	837,400
Sirius XM Radio, Inc.:
4.625% 5/15/23 (c)		260,000	265,525
5% 8/1/27 (c)		615,000	616,538
5.375% 4/15/25 (c)		620,000	645,575
5.375% 7/15/26 (c)		620,000	642,475
SKY PLC 2.5% 9/15/26 (Reg. S)	EUR	150,000	197,839
Tegna, Inc. 5.5% 9/15/24 (c)		410,000	429,988
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		1,250,000	1,328,125
Videotron Ltd. 5.125% 4/15/27 (c)		615,000	642,675
VTR Finance BV 6.875% 1/15/24 (c)		930,000	981,150
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(c)		131,043	131,109
WMG Acquisition Corp. 5.625% 4/15/22 (c)		103,000	106,090
Ziggo Bond Finance BV 6% 1/15/27 (c)		635,000	619,125
Ziggo Secured Finance BV 5.5% 1/15/27 (c)		1,270,000	1,260,475
			34,515,277
Specialty Retail - 0.1%
Penske Automotive Group, Inc. 5.5% 5/15/26		460,000	466,762
Sonic Automotive, Inc.:
5% 5/15/23		85,000	82,025
6.125% 3/15/27		310,000	307,675
			856,462
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
4.625% 5/15/24 (c)		310,000	316,200
4.875% 5/15/26 (c)		310,000	317,750
Tecpetrol SA 4.875% 12/12/22 (c)		260,000	259,870
			893,820
TOTAL CONSUMER DISCRETIONARY			83,451,861
CONSUMER STAPLES - 1.4%
Beverages - 0.0%
Central American Bottling Corp. 5.75% 1/31/27 (c)		160,000	168,248
Food & Staples Retailing - 0.3%
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (c)		1,160,000	1,104,900
9.375% 9/15/18 pay-in-kind (b)(c)		827,031	264,650
ESAL GmbH 6.25% 2/5/23 (c)		1,705,000	1,619,750
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (c)		660,000	636,900
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (c)		155,000	158,100
Minerva Luxembourg SA 6.5% 9/20/26 (c)		550,000	565,125
			4,349,425
Food Products - 0.9%
B&G Foods, Inc. 4.625% 6/1/21		565,000	573,475
CF Industries Holdings, Inc.:
4.95% 6/1/43		610,000	576,450
5.15% 3/15/34		615,000	627,300
5.375% 3/15/44		615,000	607,313
JBS Investments GmbH 7.25% 4/3/24 (c)		2,205,000	2,166,413
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)		1,030,000	991,375
5.875% 7/15/24 (c)		1,812,000	1,750,845
7.25% 6/1/21 (c)		350,000	355,688
8.25% 2/1/20 (c)		330,000	330,990
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (c)		425,000	437,750
4.875% 11/1/26 (c)		430,000	449,350
Pilgrim's Pride Corp.:
5.75% 3/15/25 (c)		925,000	956,219
5.875% 9/30/27 (c)		360,000	370,800
Post Holdings, Inc.:
5% 8/15/26 (c)		2,440,000	2,400,350
5.5% 3/1/25 (c)		530,000	548,550
5.75% 3/1/27 (c)		405,000	412,088
TreeHouse Foods, Inc. 4.875% 3/15/22		200,000	202,250
			13,757,206
Household Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (c)		375,000	390,581
Kronos Acquisition Holdings, Inc. 9% 8/15/23 (c)		95,000	88,825
Spectrum Brands Holdings, Inc. 5.75% 7/15/25		600,000	631,500
			1,110,906
Personal Products - 0.1%
First Quality Finance Co., Inc. 5% 7/1/25 (c)		490,000	499,800
Prestige Brands, Inc. 5.375% 12/15/21 (c)		725,000	737,688
Revlon Consumer Products Corp. 5.75% 2/15/21		1,504,000	1,135,520
			2,373,008
TOTAL CONSUMER STAPLES			21,758,793
ENERGY - 5.8%
Energy Equipment & Services - 0.5%
Borets Finance DAC 6.5% 4/7/22 (c)		475,000	505,153
Ensco PLC:
4.5% 10/1/24		665,000	558,600
5.2% 3/15/25		420,000	357,000
5.75% 10/1/44		600,000	411,000
Exterran Energy Solutions LP 8.125% 5/1/25 (c)		575,000	618,125
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		385,000	385,000
Forum Energy Technologies, Inc. 6.25% 10/1/21		715,000	716,788
Hornbeck Offshore Services, Inc. 5.875% 4/1/20		415,000	277,013
Jonah Energy LLC 7.25% 10/15/25 (c)		625,000	629,688
Noble Holding International Ltd.:
4.625% 3/1/21		63,000	58,905
6.2% 8/1/40		235,000	160,388
7.7% 4/1/25 (b)		520,000	435,500
8.7% 4/1/45 (b)		120,000	95,100
SESI LLC 7.75% 9/15/24 (c)		365,000	387,813
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		895,000	1,016,944
Summit Midstream Holdings LLC 5.75% 4/15/25		440,000	443,692
The Oil and Gas Holding Co. 7.5% 10/25/27 (c)		315,000	322,554
Trinidad Drilling Ltd. 6.625% 2/15/25 (c)		250,000	237,500
Unit Corp. 6.625% 5/15/21		120,000	120,900
			7,737,663
Oil, Gas & Consumable Fuels - 5.3%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (c)		200,000	205,706
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24		315,000	329,175
Afren PLC:
6.625% 12/9/20 (c)(d)(e)		282,992	96
10.25% 4/8/19 (Reg. S) (d)(e)		780,669	687
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (c)		940,000	1,081,000
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24		245,000	252,350
Antero Resources Corp.:
5.125% 12/1/22		45,000	45,900
5.625% 6/1/23 (Reg. S)		560,000	582,400
Antero Resources Finance Corp. 5.375% 11/1/21		295,000	302,375
Callon Petroleum Co. 6.125% 10/1/24		225,000	231,750
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		380,000	394,250
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		630,000	651,672
5.875% 3/31/25		790,000	856,163
7% 6/30/24		710,000	808,069
Chesapeake Energy Corp.:
8% 12/15/22 (c)		1,222,000	1,318,233
8% 1/15/25 (c)		345,000	348,450
Citgo Holding, Inc. 10.75% 2/15/20 (c)		2,882,000	3,090,945
Concho Resources, Inc. 4.375% 1/15/25		630,000	655,200
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.3385% 6/15/22 (b)(c)(f)		155,000	154,423
6.875% 6/15/25 (c)		310,000	328,600
Continental Resources, Inc. 4.375% 1/15/28 (c)		775,000	765,080
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25		465,000	480,113
6.25% 4/1/23		1,975,000	2,052,420
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		1,070,000	1,102,100
Denbury Resources, Inc.:
4.625% 7/15/23		595,000	380,800
5.5% 5/1/22		975,000	666,656
6.375% 8/15/21		830,000	626,650
9% 5/15/21 (c)		1,540,000	1,572,725
Diamondback Energy, Inc.:
4.75% 11/1/24		540,000	542,025
5.375% 5/31/25		255,000	262,331
Dolphin Energy Ltd. 5.5% 12/15/21 (c)		200,000	216,927
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)		265,000	269,638
5.75% 1/30/28 (c)		265,000	272,155
Energy Transfer Equity LP 5.5% 6/1/27		860,000	877,200
EnLink Midstream Partners LP:
4.15% 6/1/25		465,000	469,744
4.4% 4/1/24		460,000	475,042
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (c)		350,000	361,375
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		482,500	246,075
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (c)		365,000	389,638
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26		465,000	463,256
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		535,000	570,742
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		130,000	133,575
7% 6/15/23		580,000	595,950
Hess Infrastructure Partners LP 5.625% 2/15/26 (c)		795,000	820,838
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)		510,000	504,900
5.75% 10/1/25 (c)		580,000	593,050
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (c)		390,000	406,575
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (c)		730,000	766,691
Jupiter Resources, Inc. 8.5% 10/1/22 (c)		360,000	223,200
KazMunaiGaz Finance Sub BV 4.875% 5/7/25 (c)		250,000	259,948
Kosmos Energy Ltd.:
7.875% 8/1/21 (c)		775,000	792,438
7.875% 8/1/21 (c)		415,000	424,338
Murphy Oil U.S.A., Inc. 5.625% 5/1/27		305,000	320,311
Newfield Exploration Co.:
5.375% 1/1/26		475,000	502,313
5.625% 7/1/24		75,000	80,625
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25		625,000	609,375
NGPL PipeCo LLC:
4.375% 8/15/22 (c)		150,000	152,531
4.875% 8/15/27 (c)		150,000	155,625
Nostrum Oil & Gas Finance BV:
6.375% 2/14/19 (c)		1,915,000	1,919,006
8% 7/25/22 (c)		1,600,000	1,658,845
Pacific Exploration and Production Corp.:
10% 11/2/21 pay-in-kind (b)		461,000	524,388
10% 11/2/21 pay-in-kind (b)(c)		325,000	369,688
Pan American Energy LLC 7.875% 5/7/21 (c)		1,040,000	1,121,141
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (c)		380,000	380,950
5.625% 10/15/27 (c)		300,000	306,750
6.25% 6/1/24 (c)		420,000	442,050
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		1,695,000	1,762,800
7.25% 6/15/25		615,000	645,750
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		435,000	448,050
PDC Energy, Inc. 6.125% 9/15/24		200,000	207,000
Pemex Project Funding Master Trust:
6.625% 6/15/35		1,635,000	1,746,736
8.625% 12/1/23 (b)		250,000	299,390
Petrobras Energia SA 7.375% 7/21/23 (c)		560,000	610,400
Petrobras Global Finance BV:
5.999% 1/27/28 (c)		451,000	452,128
6.125% 1/17/22		2,825,000	2,998,031
6.25% 3/17/24		570,000	604,770
8.75% 5/23/26		2,000,000	2,390,000
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		440,000	444,400
Petroleos de Venezuela SA:
5.375% 4/12/27		480,000	111,600
5.5% 4/12/37		535,000	127,063
6% 5/16/24(c)(e)		1,080,000	243,356
6% 11/15/26(c)(e)		930,000	203,670
9.75% 5/17/35(c)(e)		1,420,000	381,270
12.75% 2/17/22 (c)		110,000	30,514
Petroleos Mexicanos:
4.625% 9/21/23		265,000	272,619
4.875% 1/24/22		305,000	317,886
4.875% 1/18/24		395,000	409,200
5.5% 1/21/21		350,000	371,350
6.375% 2/4/21		285,000	309,795
6.375% 1/23/45		815,000	819,360
6.5% 6/2/41		2,405,000	2,473,543
6.625% (c)(g)		880,000	892,408
6.75% 9/21/47		1,443,000	1,506,276
6.875% 8/4/26		185,000	209,744
PT Pertamina Persero 6.5% 5/27/41 (c)		175,000	210,438
QEP Resources, Inc. 5.25% 5/1/23		610,000	617,235
Range Resources Corp. 5% 3/15/23		960,000	955,200
RSP Permian, Inc.:
5.25% 1/15/25		220,000	225,500
6.625% 10/1/22		230,000	241,213
Sabine Pass Liquefaction LLC:
5% 3/15/27		955,000	1,024,521
5.875% 6/30/26		925,000	1,038,961
SemGroup Corp.:
6.375% 3/15/25 (c)		310,000	305,350
7.25% 3/15/26 (c)		580,000	593,050
SM Energy Co.:
5.625% 6/1/25		280,000	271,600
6.75% 9/15/26		250,000	257,500
Southern Star Central Corp. 5.125% 7/15/22 (c)		320,000	332,000
Southwestern Energy Co.:
4.1% 3/15/22		910,000	896,350
7.5% 4/1/26		470,000	499,375
7.75% 10/1/27		420,000	448,350
Src Energy, Inc. 6.25% 12/1/25 (c)		380,000	388,550
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		875,000	909,563
6.375% 4/1/23		405,000	426,769
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28 (c)		620,000	618,450
5.125% 2/1/25		320,000	327,600
5.375% 2/1/27		320,000	328,400
Teekay Corp. 8.5% 1/15/20		880,000	895,400
Teine Energy Ltd. 6.875% 9/30/22 (c)		590,000	609,175
Tennessee Gas Pipeline Co. 7.625% 4/1/37		50,000	64,475
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		245,000	265,825
Transportadora de Gas del Sur SA 9.625% 5/14/20 (c)		1,203,395	1,290,725
Tullow Oil PLC 6% 11/1/20 (c)		285,000	287,508
Ultra Resources, Inc.:
6.875% 4/15/22 (c)		460,000	461,150
7.125% 4/15/25 (c)		305,000	304,238
Whiting Petroleum Corp. 6.625% 1/15/26 (c)		425,000	433,500
WPX Energy, Inc.:
5.25% 9/15/24		490,000	488,310
6% 1/15/22		1,005,000	1,050,225
YPF SA:
7% 12/15/47 (c)		745,000	738,295
8.5% 3/23/21 (c)		995,000	1,125,345
8.75% 4/4/24 (c)		1,835,000	2,107,498
Zhaikmunai International BV 7.125% 11/13/19 (c)		200,000	202,621
			81,294,611
TOTAL ENERGY			89,032,274
FINANCIALS - 6.2%
Banks - 1.6%
Access Bank PLC 10.5% 10/19/21 (c)		210,000	235,670
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		250,000	262,388
Banco de Bogota SA 6.25% 5/12/26 (c)		270,000	291,141
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (c)		600,000	632,529
Banco Do Brasil SA 4.625% 1/15/25 (c)		280,000	276,732
Banco Hipotecario SA 9.75% 11/30/20 (c)		1,895,000	2,156,946
Banco Macro SA 6.75% 11/4/26 (b)(c)		715,000	738,030
Banco Nacional de Desenvolvimento Economico e Social:
4% 4/14/19 (c)		200,000	202,536
6.369% 6/16/18 (c)		275,000	279,557
Banque Centrale de Tunisie 5.75% 1/30/25 (c)		260,000	259,171
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	1,850,000	2,210,027
BBVA Bancomer SA 7.25% 4/22/20 (c)		375,000	405,469
BTA Bank JSC 5.5% 12/21/22 (c)		392,000	391,804
CBOM Finance PLC 7.5% 10/5/27 (b)(c)		1,405,000	1,296,070
CIT Group, Inc.:
5% 8/15/22		696,000	737,760
5.375% 5/15/20		69,000	72,881
Export-Import Bank of Korea 6.2% 8/7/21 (c)	INR	21,400,000	328,240
Fidelity Bank PLC:
6.875% 5/9/18 (c)		50,000	50,000
10.5% 10/16/22 (c)		510,000	521,475
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		680,000	695,980
5.5% 8/6/22 (c)		490,000	507,885
JSC BGEO Group 6% 7/26/23 (c)		760,000	789,392
Kazkommertsbank Jsc Mtn Bank Ent 8.5% 5/11/18 (c)		915,000	931,013
SB Capital SA 5.5% 2/26/24 (b)(c)		435,000	441,656
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (c)		670,000	733,655
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		370,000	369,270
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (c)		340,000	324,782
Turkiye Is Bankasi A/S:
5.5% 4/21/19 (c)		200,000	203,747
5.5% 4/21/22 (c)		500,000	504,621
Turkiye Vakiflar Bankasi TAO 6.875% 2/3/25 (Reg. S) (b)		1,000,000	1,008,750
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	2,350,000	3,466,869
Zenith Bank PLC:
6.25% 4/22/19 (c)		1,555,000	1,591,543
7.375% 5/30/22 (c)		1,135,000	1,180,854
			24,098,443
Capital Markets - 0.2%
Adient Global Holdings Ltd. 4.875% 8/15/26 (c)		630,000	647,325
AssuredPartners, Inc. 7% 8/15/25 (c)		245,000	243,775
BCD Acquisition, Inc. 9.625% 9/15/23 (c)		945,000	1,039,500
Morgan Stanley 1.75% 3/11/24	EUR	575,000	724,060
MSCI, Inc.:
5.25% 11/15/24 (c)		345,000	363,544
5.75% 8/15/25 (c)		365,000	391,919
			3,410,123
Consumer Finance - 2.4%
Ally Financial, Inc.:
4.125% 2/13/22		1,160,000	1,185,868
4.625% 3/30/25		1,915,000	2,010,750
5.125% 9/30/24		2,750,000	2,973,438
8% 11/1/31		823,000	1,067,843
8% 11/1/31		16,143,000	20,985,900
Credito Real S.A.B. de CV 7.5% 3/13/19 (c)		430,000	440,213
Navient Corp.:
5.875% 10/25/24		2,745,000	2,724,413
6.5% 6/15/22		470,000	493,397
7.25% 9/25/23		285,000	303,525
SLM Corp.:
5.5% 1/25/23		1,685,000	1,680,788
6.125% 3/25/24		830,000	840,375
7.25% 1/25/22		2,650,000	2,838,813
			37,545,323
Diversified Financial Services - 1.2%
Cimpor Financial Operations BV 5.75% 7/17/24 (c)		705,000	683,850
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (c)		390,000	418,743
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,370,000	3,412,125
6% 8/1/20		995,000	1,023,283
6.25% 2/1/22 (c)		620,000	633,950
6.25% 2/1/22		430,000	439,675
6.375% 12/15/25 (c)		935,000	935,094
6.75% 2/1/24		535,000	549,713
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (c)		510,000	544,425
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (c)		410,000	431,525
James Hardie International Finance Ltd.:
4.75% 1/15/25 (c)		450,000	453,375
5% 1/15/28 (c)		455,000	458,413
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (c)		610,000	654,250
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (c)		560,000	529,200
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (c)		695,000	733,225
Sistema International Funding SA 6.95% 5/17/19 (c)		1,005,000	993,443
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)		1,590,000	1,788,718
Sparc Em Spc 0% 12/5/22 (c)		200,000	183,500
TMK Capital SA 6.75% 4/3/20 (Reg. S)		200,000	210,489
Valvoline, Inc. 5.5% 7/15/24		230,000	244,375
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (c)		525,000	553,875
Vertiv Inter Holding Corp. 12% 2/15/22 pay-in-kind (b)(c)		915,000	983,625
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	800,000	1,055,304
			17,914,175
Insurance - 0.3%
Acrisure LLC 7% 11/15/25 (c)		910,000	877,022
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (c)		1,440,000	1,512,000
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (c)		1,135,000	1,181,819
USIS Merger Sub, Inc. 6.875% 5/1/25 (c)		615,000	621,150
			4,191,991
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25 (c)		595,000	590,538
Thrifts & Mortgage Finance - 0.5%
Nationwide Building Society 2% 7/25/29 (Reg. S) (b)	EUR	2,500,000	3,036,340
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (c)		4,850,000	5,383,500
			8,419,840
TOTAL FINANCIALS			96,170,433
HEALTH CARE - 2.5%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (c)		305,000	296,994
Health Care Equipment & Supplies - 0.1%
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (c)		290,000	303,413
Hologic, Inc. 5.25% 7/15/22 (c)		630,000	652,050
Teleflex, Inc. 4.625% 11/15/27		255,000	257,180
			1,212,643
Health Care Providers & Services - 1.8%
Community Health Systems, Inc.:
6.25% 3/31/23		1,365,000	1,228,500
6.875% 2/1/22		3,775,000	2,170,625
7.125% 7/15/20		595,000	444,763
HCA Holdings, Inc.:
4.75% 5/1/23		630,000	648,900
5.25% 6/15/26		750,000	795,000
5.375% 2/1/25		1,155,000	1,195,425
5.875% 3/15/22		1,915,000	2,049,050
5.875% 5/1/23		2,145,000	2,289,788
5.875% 2/15/26		2,995,000	3,167,213
6.5% 2/15/20		2,410,000	2,554,600
7.5% 2/15/22		1,175,000	1,321,875
HealthSouth Corp.:
5.125% 3/15/23		330,000	337,425
5.75% 11/1/24		1,135,000	1,161,956
MPH Acquisition Holdings LLC 7.125% 6/1/24 (c)		335,000	356,775
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		2,105,000	2,183,938
Quintiles Transnational Corp. 4.875% 5/15/23 (c)		445,000	458,350
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		260,000	265,200
Tenet Healthcare Corp.:
4.625% 7/15/24 (c)		305,000	297,375
6.875% 11/15/31		1,205,000	988,100
7.5% 1/1/22 (c)		365,000	383,250
Tennessee Merger Sub, Inc. 6.375% 2/1/25 (c)		925,000	825,563
THC Escrow Corp. III 5.125% 5/1/25 (c)		305,000	297,375
Vizient, Inc. 10.375% 3/1/24 (c)		660,000	740,850
Wellcare Health Plans, Inc. 5.25% 4/1/25		475,000	501,125
West Street Merger Sub, Inc. 6.375% 9/1/25 (c)		305,000	305,763
			26,968,784
Pharmaceuticals - 0.6%
Catalent Pharma Solutions 4.875% 1/15/26 (c)		205,000	205,769
Inventiv Group Holdings, Inc. / Investment 7.5% 10/1/24 (c)		228,000	246,240
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (c)		2,605,000	2,650,588
5.875% 5/15/23 (c)		2,165,000	2,008,038
6.5% 3/15/22 (c)		620,000	651,000
6.75% 8/15/21 (c)		265,000	266,988
7% 3/15/24 (c)		925,000	989,750
9% 12/15/25 (c)		2,415,000	2,516,913
			9,535,286
TOTAL HEALTH CARE			38,013,707
INDUSTRIALS - 2.0%
Aerospace & Defense - 0.3%
DAE Funding LLC:
4% 8/1/20 (c)		355,000	358,550
4.5% 8/1/22 (c)		440,000	432,300
5% 8/1/24 (c)		605,000	597,438
Huntington Ingalls Industries, Inc. 5% 11/15/25 (c)		550,000	588,500
KLX, Inc. 5.875% 12/1/22 (c)		1,455,000	1,523,676
TransDigm, Inc. 6.375% 6/15/26		590,000	595,900
			4,096,364
Air Freight & Logistics - 0.1%
Rumo Luxembourg Sarl 7.375% 2/9/24 (c)		995,000	1,070,720
XPO Logistics, Inc. 6.125% 9/1/23 (c)		490,000	518,175
			1,588,895
Airlines - 0.1%
Air Canada 2013-1 Pass Through 5.375% 11/15/22 (c)		128,149	134,147
Allegiant Travel Co. 5.5% 7/15/19		160,000	164,200
Azul Investments LLP 5.875% 10/26/24 (c)		325,000	322,156
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22		16,573	17,495
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		118,724	133,172
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		215,545	222,281
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23		306,117	351,355
Series 2012-2 Class B, 6.75% 6/3/21		150,649	162,991
Series 2013-1 Class B, 5.375% 11/15/21		199,809	210,445
			1,718,242
Building Products - 0.1%
Jeld-Wen, Inc.:
4.625% 12/15/25 (c)		265,000	266,988
4.875% 12/15/27 (c)		265,000	267,650
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (c)		185,000	191,938
6.125% 4/1/25 (c)		185,000	192,400
USG Corp. 4.875% 6/1/27 (c)		160,000	165,848
			1,084,824
Commercial Services & Supplies - 0.6%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (c)		565,000	577,713
APX Group, Inc.:
7.625% 9/1/23		860,000	905,150
7.875% 12/1/22		1,450,000	1,553,313
8.75% 12/1/20		986,000	1,005,720
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (c)		240,000	243,600
Covanta Holding Corp.:
5.875% 3/1/24		1,870,000	1,898,050
5.875% 7/1/25		165,000	165,825
Harland Clarke Holdings Corp. 8.375% 8/15/22 (c)		1,035,000	1,074,796
KAR Auction Services, Inc. 5.125% 6/1/25 (c)		525,000	538,125
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (c)		530,000	535,300
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (c)		190,000	196,175
The Brink's Co. 4.625% 10/15/27 (c)		620,000	607,600
			9,301,367
Construction & Engineering - 0.2%
AECOM 5.125% 3/15/27		625,000	636,656
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (c)		1,160,000	1,238,300
Cementos Progreso Trust 7.125% 11/6/23 (c)		440,000	466,400
Odebrecht Finance Ltd.:
4.375% 4/25/25 (c)		1,530,000	451,350
5.25% 6/27/29 (c)		580,000	168,200
7.125% 6/26/42 (c)		815,000	257,744
			3,218,650
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (c)		575,000	608,063
Industrial Conglomerates - 0.0%
Alfa SA de CV 5.25% 3/25/24 (c)		200,000	211,500
Machinery - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21		940,000	951,750
Marine - 0.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)		150,000	127,125
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)		490,000	469,175
			596,300
Professional Services - 0.1%
IHS Markit Ltd.:
4% 3/1/26 (c)		275,000	274,656
4.75% 2/15/25 (c)		485,000	511,675
			786,331
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (c)		200,000	223,540
Lima Metro Line 2 Finance Ltd. 5.875% 7/5/34 (c)		250,000	270,125
			493,665
Trading Companies & Distributors - 0.3%
Aircastle Ltd.:
5% 4/1/23		345,000	363,544
5.5% 2/15/22		555,000	594,544
Ashtead Capital, Inc. 5.625% 10/1/24 (c)		550,000	583,000
Avantor, Inc. 6% 10/1/24 (c)		625,000	622,656
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	1,600,000	1,905,736
FLY Leasing Ltd. 5.25% 10/15/24		490,000	490,000
United Rentals North America, Inc. 5.5% 5/15/27		405,000	426,263
			4,985,743
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (c)		710,000	767,673
Global Ports Finance PLC 6.872% 1/25/22 (c)		490,000	526,519
			1,294,192
TOTAL INDUSTRIALS			30,935,886
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.2%
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (c)		1,375,000	1,426,563
8.625% 5/6/19 (Reg. S)		200,000	207,500
Brocade Communications Systems, Inc. 4.625% 1/15/23		350,000	357,875
Commscope Technologies LLC 5% 3/15/27 (c)		665,000	665,000
			2,656,938
Electronic Equipment & Components - 0.1%
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (c)		1,425,000	1,664,115
TTM Technologies, Inc. 5.625% 10/1/25 (c)		210,000	215,250
			1,879,365
Internet Software & Services - 0.1%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (c)		1,260,000	1,372,619
Camelot Finance SA 7.875% 10/15/24 (c)		280,000	298,900
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (c)		165,000	171,188
5.375% 3/15/27 (c)		140,000	147,000
GTT Communications, Inc. 7.875% 12/31/24 (c)		300,000	316,500
			2,306,207
IT Services - 0.1%
CDW LLC/CDW Finance Corp.:
5% 9/1/23		565,000	584,069
5% 9/1/25		335,000	346,725
Ceridian HCM Holding, Inc. 11% 3/15/21 (c)		250,000	261,250
Everi Payments, Inc. 10% 1/15/22		575,000	618,125
Gartner, Inc. 5.125% 4/1/25 (c)		305,000	318,725
			2,128,894
Semiconductors & Semiconductor Equipment - 0.7%
Microsemi Corp. 9.125% 4/15/23 (c)		123,000	138,375
NXP BV/NXP Funding LLC:
4.125% 6/1/21 (c)		465,000	474,300
4.625% 6/15/22 (c)		900,000	941,625
4.625% 6/1/23 (c)		1,865,000	1,950,790
5.75% 3/15/23 (c)		2,415,000	2,493,488
Qorvo, Inc.:
6.75% 12/1/23		440,000	473,000
7% 12/1/25		2,856,000	3,188,010
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (c)		585,000	636,188
Versum Materials, Inc. 5.5% 9/30/24 (c)		330,000	353,100
			10,648,876
Software - 0.4%
Ensemble S Merger Sub, Inc. 9% 9/30/23 (c)		970,000	1,025,775
Greeneden U.S. Holdings II LLC 10% 11/30/24 (c)		335,000	365,988
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (c)		225,000	235,688
Open Text Corp. 5.875% 6/1/26 (c)		465,000	501,038
Parametric Technology Corp. 6% 5/15/24		190,000	201,400
SS&C Technologies Holdings, Inc. 5.875% 7/15/23		455,000	480,025
Symantec Corp. 5% 4/15/25 (c)		530,000	551,200
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (c)		745,000	780,388
10.5% 2/1/24 (c)		1,575,000	1,638,000
			5,779,502
TOTAL INFORMATION TECHNOLOGY			25,399,782
MATERIALS - 3.1%
Chemicals - 0.9%
Braskem Finance Ltd.:
5.375% 5/2/22 (c)		550,000	581,625
5.75% 4/15/21 (c)		400,000	424,000
6.45% 2/3/24		400,000	448,004
Hexion, Inc. 10.375% 2/1/22 (c)		235,000	218,697
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (c)		390,000	440,700
Momentive Performance Materials, Inc.:
3.88% 10/24/21		5,080,000	5,308,600
4.69% 4/24/22		1,515,000	1,590,750
10% 10/15/20 (d)(e)		1,515,000	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)(e)		3,580,000	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (c)		770,000	768,075
5.25% 6/1/27 (c)		660,000	658,350
Nufarm Australia Ltd. 6.375% 10/15/19 (c)		210,000	213,675
OCP SA 5.625% 4/25/24 (c)		200,000	214,236
Platform Specialty Products Corp.:
5.875% 12/1/25 (c)		945,000	937,913
6.5% 2/1/22 (c)		555,000	573,731
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (c)		495,000	517,275
The Chemours Co. LLC 5.375% 5/15/27		255,000	263,925
TPC Group, Inc. 8.75% 12/15/20 (c)		765,000	765,000
Tronox Finance PLC 5.75% 10/1/25 (c)		285,000	292,838
			14,217,394
Construction Materials - 0.1%
CEMEX Finance LLC 6% 4/1/24 (c)		400,000	421,000
CEMEX S.A.B. de CV 7.75% 4/16/26 (c)		265,000	300,113
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)(c)		175,000	180,250
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (c)		260,000	265,200
U.S. Concrete, Inc. 6.375% 6/1/24		300,000	321,750
Union Andina de Cementos SAA 5.875% 10/30/21 (c)		300,000	309,750
			1,798,063
Containers & Packaging - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (c)		615,000	627,485
6% 6/30/21 (c)		350,000	359,188
6% 2/15/25 (c)		1,040,000	1,094,600
7.25% 5/15/24 (c)		1,100,000	1,197,625
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,409,650
7.5% 12/15/96		160,000	161,200
Flex Acquisition Co., Inc. 6.875% 1/15/25 (c)		280,000	289,968
Plastipak Holdings, Inc. 6.25% 10/15/25 (c)		180,000	184,050
Sealed Air Corp. 5.25% 4/1/23 (c)		270,000	287,550
			5,611,316
Metals & Mining - 1.7%
Alcoa Nederland Holding BV:
6.75% 9/30/24 (c)		430,000	468,700
7% 9/30/26 (c)		355,000	398,488
Aleris International, Inc. 6% 6/1/20 (c)(d)		1,759	1,759
ArcelorMittal SA 0.95% 1/17/23 (Reg. S)	EUR	1,875,000	2,232,805
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (c)		475,000	502,313
Cliffs Natural Resources, Inc.:
4.875% 1/15/24 (c)		620,000	618,450
5.75% 3/1/25 (c)		615,000	585,019
Compania Minera Ares SAC 7.75% 1/23/21 (c)		800,000	832,000
Constellium NV 5.875% 2/15/26 (c)		255,000	259,781
EVRAZ Group SA:
5.375% 3/20/23 (c)		815,000	847,600
8.25% 1/28/21 (Reg. S)		600,000	675,750
Ferrexpo Finance PLC 10.375% 4/7/19 (c)		258,000	269,441
First Quantum Minerals Ltd.:
7% 2/15/21 (c)		745,000	772,938
7.25% 5/15/22 (c)		615,000	644,705
7.25% 4/1/23 (c)		1,300,000	1,400,750
7.5% 4/1/25 (c)		760,000	824,600
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (c)		405,000	410,063
5.125% 5/15/24 (c)		495,000	501,188
Freeport-McMoRan, Inc.:
3.55% 3/1/22		310,000	306,513
3.875% 3/15/23		930,000	925,350
5.4% 11/14/34		300,000	305,250
5.45% 3/15/43		1,945,000	1,942,569
6.75% 2/1/22		900,000	931,500
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (c)		200,000	204,000
GTL Trade Finance, Inc. 5.893% 4/29/24 (c)		300,000	321,750
JMC Steel Group, Inc. 9.875% 6/15/23 (c)		405,000	455,625
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (c)		350,000	391,563
Lundin Mining Corp. 7.875% 11/1/22 (c)		30,000	32,100
Metalloinvest Finance Designated Activity Co. 4.85% 5/2/24 (c)		225,000	229,995
Metinvest BV 9.3725% 12/31/21 pay-in-kind (b)		1,641,843	1,714,150
Murray Energy Corp. 11.25% 4/15/21 (c)		660,000	336,600
Polyus Finance PLC 5.25% 2/7/23 (c)		200,000	209,694
Southern Copper Corp. 7.5% 7/27/35		380,000	516,431
Stillwater Mining Co.:
6.125% 6/27/22 (c)		915,000	928,579
7.125% 6/27/25 (c)		460,000	472,880
United States Steel Corp. 8.375% 7/1/21 (c)		1,053,000	1,143,032
Vale Overseas Ltd.:
4.375% 1/11/22		405,000	418,770
6.875% 11/21/36		270,000	330,750
Vedanta Resources PLC:
6.375% 7/30/22 (c)		815,000	850,697
8.25% 6/7/21 (c)		495,000	546,975
VM Holding SA 5.375% 5/4/27 (c)		480,000	508,800
			26,269,923
Paper & Forest Products - 0.0%
Boise Cascade Co. 5.625% 9/1/24 (c)		225,000	237,375
NewPage Corp.:
3 month U.S. LIBOR + 6.250% 0% 5/1/12 (d)(e)(f)		90,000	0
11.375% 12/31/2014(d)(e)		317,581	0
			237,375
TOTAL MATERIALS			48,134,071
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Crown Castle International Corp. 5.25% 1/15/23		1,530,000	1,675,267
Equinix, Inc. 5.375% 5/15/27		480,000	513,600
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		680,000	692,750
5.25% 8/1/26		220,000	227,700
			3,109,317
Real Estate Management & Development - 0.4%
CBRE Group, Inc. 5% 3/15/23		1,075,000	1,105,445
Grand City Properties SA 1.375% 8/3/26 (Reg. S)	EUR	1,600,000	1,909,455
Howard Hughes Corp. 5.375% 3/15/25 (c)		665,000	681,625
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		85,000	97,325
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (c)		360,000	405,169
Mattamy Group Corp. 6.875% 12/15/23 (c)		470,000	497,025
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (c)		785,000	800,700
			5,496,744
TOTAL REAL ESTATE			8,606,061
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.4%
Altice Financing SA:
6.625% 2/15/23 (c)		1,080,000	1,130,868
7.5% 5/15/26 (c)		1,170,000	1,246,050
Axtel S.A.B. de CV 6.375% 11/14/24 (c)		555,000	571,650
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)		295,000	309,013
Citizens Communications Co.:
7.875% 1/15/27		280,000	175,700
9% 8/15/31		220,000	146,850
GCI, Inc. 6.875% 4/15/25		560,000	596,400
GTH Finance BV:
6.25% 4/26/20 (c)		275,000	289,163
7.25% 4/26/23 (c)		1,555,000	1,747,820
Level 3 Financing, Inc.:
5.125% 5/1/23		575,000	576,438
5.375% 5/1/25		575,000	574,281
Lynx II Corp. 6.375% 4/15/23 (c)		200,000	206,250
Sable International Finance Ltd. 6.875% 8/1/22 (c)		2,630,000	2,784,513
SFR Group SA:
6.25% 5/15/24 (c)		3,245,000	3,253,113
7.375% 5/1/26 (c)		2,405,000	2,468,131
Sprint Capital Corp.:
6.875% 11/15/28		562,000	565,513
8.75% 3/15/32		456,000	517,560
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (c)		600,000	615,306
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)		1,200,000	1,197,000
U.S. West Communications:
6.875% 9/15/33		170,000	162,973
7.25% 9/15/25		35,000	37,568
7.25% 10/15/35		70,000	67,043
UPCB Finance IV Ltd. 5.375% 1/15/25 (c)		615,000	619,244
Verizon Communications, Inc. 2.875% 1/15/38	EUR	800,000	972,046
Virgin Media Finance PLC 4.875% 2/15/22		565,000	548,050
			21,378,543
Wireless Telecommunication Services - 2.0%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	11,000,000	516,666
Comcel Trust 6.875% 2/6/24 (c)		250,000	258,603
Digicel Group Ltd.:
6.75% 3/1/23 (c)		385,000	378,517
7.125% 4/1/22 (c)		1,775,000	1,643,668
8.25% 9/30/20 (c)		890,000	875,573
Intelsat Jackson Holdings SA:
5.5% 8/1/23		2,040,000	1,667,700
7.25% 10/15/20		3,485,000	3,275,900
7.5% 4/1/21		585,000	532,350
9.75% 7/15/25 (c)		775,000	745,938
Millicom International Cellular SA 6% 3/15/25 (c)		1,145,000	1,216,563
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (c)		400,000	431,750
Sprint Communications, Inc. 6% 11/15/22		1,410,000	1,410,000
Sprint Corp.:
7.125% 6/15/24		2,940,000	2,991,450
7.625% 2/15/25		1,655,000	1,733,613
7.875% 9/15/23		1,505,000	1,602,825
T-Mobile U.S.A., Inc.:
6% 4/15/24		920,000	975,200
6.375% 3/1/25		6,800,000	7,276,000
6.5% 1/15/24		2,548,000	2,700,880
Telesat Canada/Telesat LLC 8.875% 11/15/24 (c)		500,000	560,000
			30,793,196
TOTAL TELECOMMUNICATION SERVICES			52,171,739
UTILITIES - 1.6%
Electric Utilities - 0.1%
InterGen NV 7% 6/30/23 (c)		200,000	193,500
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		250,000	320,560
Pampa Holding SA 7.5% 1/24/27 (c)		720,000	788,501
			1,302,561
Gas Utilities - 0.0%
Southern Natural Gas Co.:
7.35% 2/15/31		175,000	223,492
8% 3/1/32		335,000	454,018
			677,510
Independent Power and Renewable Electricity Producers - 1.5%
Calpine Corp. 5.25% 6/1/26 (c)		620,000	607,606
Dynegy, Inc.:
7.375% 11/1/22		1,910,000	2,015,050
7.625% 11/1/24		3,665,000	3,930,713
8% 1/15/25 (c)		1,100,000	1,190,750
8.125% 1/30/26 (c)		1,225,000	1,338,313
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (e)		2,670,672	3,832,415
12.25% 3/1/22 (b)(c)(e)		4,149,619	6,359,291
Listrindo Capital BV 4.95% 9/14/26 (c)		315,000	318,150
NextEra Energy Partners LP:
4.25% 9/15/24 (c)		415,000	422,263
4.5% 9/15/27 (c)		290,000	288,550
NRG Energy, Inc. 5.75% 1/15/28 (c)		695,000	701,950
Pattern Energy Group, Inc. 5.875% 2/1/24 (c)		295,000	309,750
Talen Energy Supply LLC:
6.5% 6/1/25		460,000	371,450
10.5% 1/15/26 (c)		435,000	430,563
TerraForm Power Operating LLC:
4.25% 1/31/23 (c)		320,000	317,600
5% 1/31/28 (c)		320,000	316,800
6.625% 6/15/25 (b)(c)		418,000	455,620
			23,206,834
TOTAL UTILITIES			25,186,905

TOTAL NONCONVERTIBLE BONDS			518,861,512

TOTAL CORPORATE BONDS
(Cost $500,742,888)			523,374,332

U.S. Government and Government Agency Obligations - 17.6%
U.S. Government Agency Obligations - 0.0%
Tennessee Valley Authority:
5.25% 9/15/39		$126,000	$170,749
5.375% 4/1/56		302,000	428,295

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			599,044

U.S. Treasury Obligations - 17.3%
U.S. Treasury Bonds:
stripped coupon 2/15/34		2,020,000	1,315,138
2.5% 2/15/46		3,344,000	3,178,550
2.75% 8/15/47		4,267,000	4,267,538
2.75% 11/15/47		1,950,000	1,951,004
2.875% 8/15/45		6,384,000	6,539,903
3% 11/15/44		582,000	610,644
3% 11/15/45		100,000	104,905
3% 2/15/47		9,303,000	9,773,007
3% 5/15/47		900,000	945,188
3.625% 2/15/44		9,514,000	11,109,133
4.25% 5/15/39		3,488,000	4,404,802
4.75% 2/15/37		8,287,000	11,031,905
5.25% 2/15/29 (h)		2,206,000	2,808,443
6.125% 8/15/29		2,023,000	2,774,986
6.25% 8/15/23 (i)		2,249,000	2,723,632
7.875% 2/15/21		200,000	235,578
U.S. Treasury Notes:
0.75% 7/15/19		1,522,000	1,496,257
0.875% 6/15/19		2,301,000	2,268,660
1.125% 9/30/21		9,774,000	9,430,143
1.25% 6/30/19		3,000,000	2,973,175
1.375% 7/31/19		7,243,800	7,188,588
1.375% 8/31/23		500,000	476,568
1.5% 10/31/19		4,630,000	4,597,613
1.5% 4/15/20		4,362,000	4,320,921
1.5% 7/15/20		6,388,000	6,318,936
1.5% 8/15/26		2,627,000	2,443,416
1.625% 7/31/20		1,500,000	1,488,298
1.625% 8/31/22		9,782,000	9,539,027
1.75% 12/31/20		2,634,000	2,615,491
1.75% 5/31/22		2,500,000	2,456,217
1.75% 6/30/22		5,948,000	5,839,841
1.875% 12/15/20		12,277,100	12,240,663
1.875% 1/31/22		3,691,000	3,652,404
1.875% 3/31/22		18,354,000	18,145,363
1.875% 7/31/22		1,972,000	1,945,062
2% 9/30/20		16,685,000	16,706,229
2% 12/31/21		13,124,000	13,056,565
2% 10/31/22		4,900,000	4,856,687
2% 8/15/25		4,088,000	3,984,272
2% 11/15/26		8,596,000	8,316,519
2.125% 6/30/21		1,500,000	1,502,826
2.125% 12/31/22		591,000	588,459
2.125% 7/31/24		13,464,000	13,301,015
2.125% 11/30/24		4,306,000	4,248,448
2.125% 5/15/25		2,911,000	2,865,805
2.25% 7/31/21		10,479,000	10,539,276
2.25% 10/31/24		4,468,000	4,446,337
2.25% 12/31/24		10,244,000	10,186,277
2.25% 2/15/27		3,800,000	3,748,998
2.25% 8/15/27		2,954,000	2,911,540
2.25% 11/15/27		2,100,000	2,069,718
2.375% 5/15/27		1,276,000	1,271,971

TOTAL U.S. TREASURY OBLIGATIONS			267,811,941

Other Government Related - 0.3%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 1 month U.S. LIBOR + 0.350% 1.7569% 12/7/20 (NCUA Guaranteed) (b)(f)		88,317	88,378
Series 2011-R1 Class 1A, 1 month U.S. LIBOR + 0.450% 1.6921% 1/8/20 (NCUA Guaranteed) (b)(f)		198,215	198,629
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		3,400,000	3,521,276

TOTAL OTHER GOVERNMENT RELATED			3,808,283

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $272,011,732)			272,219,268

U.S. Government Agency - Mortgage Securities - 0.3%
Fannie Mae - 0.2%
12 month U.S. LIBOR + 1.365% 3.115% 10/1/35 (b)(f)		817	834
12 month U.S. LIBOR + 1.415% 3.165% 11/1/33 (b)(f)		708	731
12 month U.S. LIBOR + 1.495% 3.19% 1/1/35 (b)(f)		5,444	5,574
12 month U.S. LIBOR + 1.553% 3.322% 6/1/36 (b)(f)		1,151	1,183
12 month U.S. LIBOR + 1.565% 3.315% 3/1/37 (b)(f)		1,496	1,561
12 month U.S. LIBOR + 1.617% 3.313% 3/1/33 (b)(f)		3,482	3,621
12 month U.S. LIBOR + 1.643% 3.315% 9/1/36 (b)(f)		1,860	1,937
12 month U.S. LIBOR + 1.645% 3.31% 6/1/47 (b)(f)		3,406	3,579
12 month U.S. LIBOR + 1.725% 2.592% 6/1/42 (b)(f)		22,242	22,972
12 month U.S. LIBOR + 1.728% 3.418% 11/1/36 (b)(f)		1,663	1,730
12 month U.S. LIBOR + 1.745% 3.398% 7/1/35 (b)(f)		10,310	10,732
12 month U.S. LIBOR + 1.760% 3.376% 2/1/37 (b)(f)		15,571	16,071
12 month U.S. LIBOR + 1.800% 2.75% 1/1/42 (b)(f)		85,541	88,954
12 month U.S. LIBOR + 1.800% 3.562% 7/1/41 (b)(f)		19,851	20,951
12 month U.S. LIBOR + 1.805% 3.029% 10/1/41(b)(f)		6,213	6,483
12 month U.S. LIBOR + 1.815% 3.565% 11/1/40 (b)(f)		6,781	7,091
12 month U.S. LIBOR + 1.818% 2.689% 2/1/42 (b)(f)		133,754	138,949
12 month U.S. LIBOR + 1.818% 3.015% 9/1/41 (b)(f)		15,652	16,468
12 month U.S. LIBOR + 1.818% 3.257% 7/1/41 (b)(f)		16,640	17,394
12 month U.S. LIBOR + 1.830% 3.36% 10/1/41 (b)(f)		12,863	13,297
12 month U.S. LIBOR + 1.851% 3.574% 5/1/36 (b)(f)		865	894
12 month U.S. LIBOR + 1.885% 3.637% 4/1/36 (b)(f)		8,203	8,666
12 month U.S. LIBOR + 2.176% 3.768% 8/1/35 (b)(f)		12,773	13,499
6 month U.S. LIBOR + 1.550% 2.968% 11/1/35 (b)(f)		10,136	10,443
6 month U.S. LIBOR + 1.550% 3.017% 9/1/33 (b)(f)		14,334	14,753
U.S. TREASURY 1 YEAR INDEX + 1.965% 2.84% 2/1/36 (b)(f)		600	626
4% 5/1/29		1,195,143	1,250,524
4.5% 11/1/25 to 6/1/41		732,033	780,749
5.5% 10/1/20 to 4/1/21		31,723	32,452
6% 1/1/34 to 6/1/36		304,120	343,961
6.5% 5/1/26 to 8/1/36		297,250	337,569

TOTAL FANNIE MAE			3,174,248

Freddie Mac - 0.0%
12 month U.S. LIBOR + 1.325% 2.95% 3/1/37 (b)(f)		970	995
12 month U.S. LIBOR + 1.325% 2.953% 1/1/36 (b)(f)		3,030	3,118
12 month U.S. LIBOR + 1.600% 3.35% 7/1/35 (b)(f)		5,851	6,089
12 month U.S. LIBOR + 1.665% 3.29% 7/1/36 (b)(f)		131,465	137,395
12 month U.S. LIBOR + 1.754% 3.071% 9/1/41 (b)(f)		118,541	121,976
12 month U.S. LIBOR + 1.793% 3.32% 4/1/37 (b)(f)		2,072	2,174
12 month U.S. LIBOR + 1.874% 3.627% 10/1/42 (b)(f)		74,089	77,312
12 month U.S. LIBOR + 1.877% 3.212% 4/1/41 (b)(f)		11,310	11,834
12 month U.S. LIBOR + 1.880% 3.045% 10/1/41 (b)(f)		92,128	95,591
12 month U.S. LIBOR + 1.880% 3.22% 9/1/41 (b)(f)		15,031	15,693
12 month U.S. LIBOR + 1.910% 3.277% 6/1/41 (b)(f)		14,674	15,351
12 month U.S. LIBOR + 1.910% 3.411% 5/1/41 (b)(f)		11,805	12,369
12 month U.S. LIBOR + 1.910% 3.588% 5/1/41 (b)(f)		16,510	17,305
12 month U.S. LIBOR + 1.910% 3.685% 6/1/41 (b)(f)		14,922	15,640
12 month U.S. LIBOR + 2.045% 3.811% 7/1/36(b)(f)		3,269	3,459
6 month U.S. LIBOR + 1.445% 2.945% 3/1/35 (b)(f)		2,513	2,566
6 month U.S. LIBOR + 1.647% 3.043% 2/1/37 (b)(f)		2,102	2,175
6 month U.S. LIBOR + 1.675% 3.175% 6/1/37 (b)(f)		1,630	1,687
6 month U.S. LIBOR + 1.685% 3.127% 1/1/37 (b)(f)		12,184	12,605
6 month U.S. LIBOR + 1.720% 3.095% 8/1/37 (b)(f)		2,910	3,020
6 month U.S. LIBOR + 1.746% 3.092% 5/1/37 (b)(f)		1,494	1,541
6 month U.S. LIBOR + 1.932% 3.32% 10/1/36 (b)(f)		9,714	9,965
6 month U.S. LIBOR + 1.976% 3.411% 10/1/35 (b)(f)		6,556	6,832
6 month U.S. LIBOR + 2.010% 3.494% 5/1/37 (b)(f)		16,842	17,355
6 month U.S. LIBOR + 2.010% 3.51% 5/1/37 (b)(f)		9,788	10,250
6 month U.S. LIBOR + 2.040% 3.415% 6/1/37 (b)(f)		4,063	4,193
6 month U.S. LIBOR + 2.066% 3.474% 6/1/37 (b)(f)		2,217	2,325
6 month U.S. LIBOR + 2.755% 4.205% 10/1/35 (b)(f)		1,517	1,611
U.S. TREASURY 1 YEAR INDEX + 2.035% 2.904% 6/1/33 (b)(f)		9,126	9,484
U.S. TREASURY 1 YEAR INDEX + 2.548% 3.548% 7/1/35 (b)(f)		4,985	5,280
6% 1/1/24		64,027	68,165
6.5% 5/1/18 to 3/1/22		10,589	11,180

TOTAL FREDDIE MAC			706,535

Ginnie Mae - 0.1%
6% 6/15/36		245,736	286,993
4.313% 8/20/61 (b)(j)		114,211	115,538
4.642% 2/20/62 (b)(j)		137,879	140,910
4.676% 2/20/62 (b)(j)		168,703	171,894
4.69% 1/20/62 (b)(j)		754,189	767,878
5.47% 8/20/59 (b)(j)		1,140	1,183

TOTAL GINNIE MAE			1,484,396

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $5,349,966)			5,365,179

Asset-Backed Securities - 0.5%
ALG Student Loan Trust Series 2017-1A Class A3, 3 month U.S. LIBOR + 0.090% 1.4039% 6/28/23 (b)(c)(f)		$1,871,842	$1,860,758
GCO Education Loan Funding Trust Series 2006-1 Class A8L, 3 month U.S. LIBOR + 0.130% 1.5921% 5/25/25 (b)(f)		875,357	874,385
Goal Capital Funding Trust Series 2005-2 Class A3, 3 month U.S. LIBOR + 0.170% 1.6321% 5/28/30 (b)(f)		298,226	297,869
Illinois Student Assistance Commission Student Loan Rev. Series 2010-1 Class A2, 3 month U.S. LIBOR + 1.050% 2.3644% 4/25/22 (b)(f)		94,466	94,665
Navient Student Loan Trust Series 2017-3A:
Class A1, 1 month U.S. LIBOR + 0.300% 1.8521% 7/26/66 (b)(c)(f)		722,835	723,273
Class A2, 1 month U.S. LIBOR + 0.600% 2.1521% 7/26/66 (b)(c)(f)		980,000	986,354
Northstar Education Finance, Inc., Delaware Series 2004-2 Class A4, 3 month U.S. LIBOR + 0.230% 1.608% 7/28/21 (b)(f)		2,585,429	2,583,254
TOTAL ASSET-BACKED SECURITIES
(Cost $7,413,437)			7,420,558

Collateralized Mortgage Obligations - 3.1%
U.S. Government Agency - 3.1%
Fannie Mae:
floater Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 2.4821% 6/25/36 (b)(f)		256,542	260,737
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		13,633	14,783
Series 2005-19 Class PA, 5.5% 7/25/34		56,404	58,222
Series 2005-27 Class NE, 5.5% 5/25/34		4,347	4,346
Series 2005-64 Class PX, 5.5% 6/25/35		70,232	74,936
Series 2005-68 Class CZ, 5.5% 8/25/35		324,947	359,727
Series 2010-118 Class PB, 4.5% 10/25/40		237,631	249,065
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23		51,432	54,061
Series 2004-52 Class KZ, 5.5% 7/25/34		612,359	674,542
Series 2004-91 Class Z, 5% 12/25/34		223,751	242,300
Series 2005-117 Class JN, 4.5% 1/25/36		22,899	24,077
Series 2005-14 Class ZB, 5% 3/25/35		90,327	98,020
Series 2006-72 Class CY, 6% 8/25/26		40,979	43,987
Series 2009-59 Class HB, 5% 8/25/39		133,919	145,296
Series 201-75 Class AL, 3.5% 8/25/26		929,000	958,202
Series 2010-97 Class CX, 4.5% 9/25/25		550,000	579,659
Series 2011-80:
Class HE, 3.5% 8/25/26		326,000	338,236
Class KB, 3.5% 8/25/26		507,000	523,872
Series 2009-85 Class IB, 4.5% 8/25/24 (k)		7,486	285
Series 2009-93 Class IC, 4.5% 9/25/24 (k)		10,817	391
Series 2010-139 Class NI, 4.5% 2/25/40 (k)		122,949	13,281
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 2.4721% 3/25/36 (b)(f)		159,420	163,092
Series 2010-97 Class CI, 4.5% 8/25/25 (k)		29,730	1,563
Series 2011-67 Class AI, 4% 7/25/26 (k)		38,204	3,557
Series 2012-27 Class EZ, 4.25% 3/25/42		425,224	452,059
Series 2016-26 Class CG, 3% 5/25/46		811,571	820,612
Freddie Mac:
floater:
Series 2630 Class FL, 1 month U.S. LIBOR + 0.500% 1.7503% 6/15/18 (b)(f)		35	35
Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 2.1503% 2/15/33 (b)(f)		82,260	83,845
floater planned amortization class Series 2770 Class FH, 1 month U.S. LIBOR + 0.400% 1.6503% 3/15/34 (b)(f)		106,481	107,066
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		1,873	1,998
Series 2996 Class MK, 5.5% 6/15/35		3,810	4,116
Series 3415 Class PC, 5% 12/15/37		36,359	39,107
Series 3840 Class VA, 4.5% 9/15/27		217,529	221,019
Series 3857 Class ZP, 5% 5/15/41		177,774	207,664
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		492,582	544,737
Series 2303 Class ZV, 6% 4/15/31		4,433	4,869
Series 2877 Class ZD, 5% 10/15/34		272,002	294,806
Series 3745 Class KV, 4.5% 12/15/26		368,659	390,882
Series 3806 Class L, 3.5% 2/15/26		453,000	470,641
Series 3862 Class MB, 3.5% 5/15/26		540,000	557,707
Series 3843 Class PZ, 5% 4/15/41		156,287	180,087
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 4335 Class AL, 4.25% 3/15/40		322,230	334,188
Series 4341 Class ML, 3.5% 11/15/31		450,096	464,373
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1 month U.S. LIBOR + 0.500% 2.0011% 7/20/37 (b)(f)		55,627	55,935
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 1.9811% 1/20/38 (b)(f)		13,703	13,778
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 2.3611% 8/20/38 (b)(f)		89,850	91,365
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 2.4011% 9/20/38 (b)(f)		77,220	78,928
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 2.0908% 11/16/39 (b)(f)		63,626	64,141
Series 2009-116 Class KF, 1 month U.S. LIBOR + 0.530% 2.0208% 12/16/39 (b)(f)		46,353	46,687
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 1.6676% 7/20/60 (b)(f)(j)		389,193	387,180
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 1.5433% 9/20/60 (b)(f)(j)		467,160	464,411
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 1.5433% 8/20/60 (b)(f)(j)		501,890	498,927
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 1.6233% 12/20/60 (b)(f)(j)		216,441	215,645
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 12/20/60 (b)(f)(j)		289,981	289,990
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 2/20/61 (b)(f)(j)		512,708	512,673
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 1.7333% 2/20/61 (b)(f)(j)		726,078	725,867
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 4/20/61 (b)(f)(j)		235,877	235,889
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 1.7433% 5/20/61 (b)(f)(j)		287,719	287,756
Class FC, 1 month U.S. LIBOR + 0.500% 1.7433% 5/20/61 (b)(f)(j)		259,448	259,467
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 1.7733% 6/20/61 (b)(f)(j)		330,220	330,486
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 1.8433% 10/20/61 (b)(f)(j)		375,284	376,324
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 1.9433% 11/20/61 (b)(f)(j)		324,870	326,760
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 1.9433% 1/20/62 (b)(f)(j)		213,834	215,049
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 1.8733% 1/20/62 (b)(f)(j)		310,178	311,344
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 1.8733% 3/20/62 (b)(f)(j)		190,242	190,929
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 1.8933% 5/20/61 (b)(f)(j)		162,041	162,311
Series 2013-H19 Class FD, 1 month U.S. LIBOR + 0.600% 1.8433% 8/20/63 (b)(f)(j)		171,822	172,238
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 1.7433% 6/20/64 (b)(f)(j)		1,518,778	1,518,941
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 1.5233% 5/20/63 (b)(f)(j)		584,134	583,894
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 1.4433% 4/20/63 (b)(f)(j)		627,104	626,445
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 1.6433% 12/20/62 (b)(f)(j)		621,957	622,243
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40		620,000	690,554
Series 2011-136 Class WI, 4.5% 5/20/40 (k)		81,366	9,624
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		470,000	502,091
Series 2013-H06 Class HA, 1.65% 1/20/63 (j)		226,870	225,055
Series 2013-H26 Class HA, 3.5% 9/20/63 (j)		990,988	1,007,125
Series 2014-H04 Class HA, 2.75% 2/20/64 (j)		2,209,141	2,220,738
Series 2014-H12 Class KA, 2.75% 5/20/64 (j)		286,356	286,280
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 1.7433% 9/20/62 (b)(f)(j)		975,066	977,076
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 1.8933% 11/20/65 (b)(f)(j)		218,620	219,249
Series 2004-22 Class M1, 5.5% 4/20/34		48,689	61,192
Series 2010-169 Class Z, 4.5% 12/20/40		395,008	425,474
Series 2010-H15 Class TP, 5.15% 8/20/60 (j)		669,371	686,794
Series 2010-H16 Class BA, 3.55% 7/20/60 (j)		3,583,133	3,618,153
Series 2010-H17 Class XP, 5.2951% 7/20/60 (b)(j)		699,699	720,594
Series 2010-H18 Class PL, 5.01% 9/20/60 (b)(j)		658,907	674,132
Series 2010-H22 Class LA, 3.75% 10/20/60 (j)		690,862	699,668
Series 2010-H28 Class KA, 3.75% 12/20/60 (j)		1,326,858	1,346,390
Series 2012-64 Class KI, 3.5% 11/20/36 (k)		61,306	4,312
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 6.6652% 4/20/39 (b)(l)		324,130	335,881
Class ST, 8.800% - 1 month U.S. LIBOR 6.7985% 8/20/39 (b)(l)		850,409	892,867
Series 2013-H01 Class FA, 1.65% 1/20/63 (j)		1,005,491	994,902
Series 2013-H07 Class JA, 1.75% 3/20/63 (j)		1,618,129	1,603,030
Series 2015-H17 Class HA, 2.5% 5/20/65 (j)		1,029,396	1,030,924
Series 2015-H21:
Class HA, 2.5% 6/20/63 (j)		2,091,889	2,094,852
Class JA, 2.5% 6/20/65 (j)		254,842	255,218
Series 2015-H30 Class HA, 1.75% 9/20/62 (b)(j)		2,249,504	2,233,285
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 1.65% 5/20/66 (b)(f)(j)		1,256,196	1,263,626
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 1.78% 8/20/66 (b)(f)(j)		1,445,393	1,449,436
Series 2090-118 Class XZ, 5% 12/20/39		782,557	875,330
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $47,500,670)			47,135,503

Commercial Mortgage Securities - 1.8%
Fannie Mae Series 2017-T1 Class A, 2.898% 6/25/27		3,199,315	3,178,094
FHLMC Multi-Family Structured Pass-Through Certificates sequential payer Series K071 Class A2, 3.289% 11/25/50		800,000	826,419
Freddie Mac:
floater:
Series KP04 Class AG1, 1 month U.S. LIBOR + 0.220% 1.5668% 7/25/20 (b)(f)		900,000	900,000
Series KP04, Class AG2, 1 month U.S. LIBOR + 0.200% 1.5468% 10/25/19 (b)(f)		1,800,000	1,802,282
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		260,000	271,485
sequential payer:
Series 2017-SR01 Class A2, 2.75% 11/25/22		1,600,000	1,611,842
Series K006 Class A2, 4.251% 1/25/20		1,042,000	1,079,327
Series K034 Class A1, 2.669% 2/25/23		795,478	798,646
Series K708 Class A2, 2.13% 1/25/19		1,979,569	1,980,719
Series K709 Class A2, 2.086% 3/25/19		1,080,000	1,080,099
Series K710 Class A2, 1.883% 5/25/19		919,000	917,072
Series K713 Class A2, 2.313% 3/25/20		280,000	280,192
Series K717 Class A2, 2.991% 9/25/21		2,612,000	2,659,481
Series K729 Class A1, 2.9184% 11/25/49		2,111,000	2,151,550
Series 2017-K727 Class A1, 2.632% 10/25/23		1,008,596	1,013,712
Series K504 Class A2, 2.566% 9/25/20		158,000	159,063
Series K704 Class A2, 2.412% 8/25/18		366,723	366,868
Series K706 Class A2, 2.323% 10/25/18		716,011	716,955
Series K724 Class A1, 2.776% 3/25/23		951,758	963,689
Series K726 Class A1, 2.596% 8/25/23		380,997	382,344
Series K728 Class A1, 2.824% 10/25/23		1,997,604	2,022,020
Freddie Mac Multi-family floater Series 2017-KT01 Class A, 1 month U.S. LIBOR + 0.320% 1.5579% 2/25/20 (b)(f)		2,634,000	2,640,472
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $27,919,695)			27,802,331

Foreign Government and Government Agency Obligations - 18.6%
Arab Republic of Egypt:
5.875% 6/11/25		400,000	403,774
5.875% 6/11/25 (c)		200,000	201,887
6.125% 1/31/22 (c)		1,380,000	1,443,549
7.5% 1/31/27 (c)		215,000	237,639
8.5% 1/31/47 (c)		1,100,000	1,262,910
Argentine Republic:
5.625% 1/26/22		1,875,000	1,978,125
6.875% 4/22/21		4,590,000	4,998,510
7.125% 6/28/2117 (c)		490,000	504,945
7.5% 4/22/26		1,380,000	1,562,367
Australian Commonwealth:
3% 3/21/47	AUD	1,450,000	1,055,631
5.5% 1/21/18	AUD	11,350,000	8,876,631
Bahamian Republic 6% 11/21/28 (c)		280,000	291,200
Bahrain Kingdom 6.75% 9/20/29 (c)		280,000	275,866
Barbados Government:
7% 8/4/22 (c)		300,000	253,386
7.25% 12/15/21 (c)		35,000	31,500
Belarus Republic:
6.875% 2/28/23 (c)		695,000	747,528
7.625% 6/29/27 (c)		345,000	384,675
8.95% 1/26/18		2,070,000	2,073,933
Brazilian Federative Republic:
5.625% 1/7/41		740,000	755,910
7.125% 1/20/37		1,635,000	1,970,175
8.25% 1/20/34		1,675,000	2,194,250
10% 1/1/21	BRL	2,685,000	833,709
Buenos Aires Province:
6.5% 2/15/23 (c)		490,000	526,407
9.95% 6/9/21 (c)		935,000	1,083,067
10.875% 1/26/21 (c)		325,000	369,688
10.875% 1/26/21 (Reg. S)		1,830,000	2,081,625
Buoni del Tesoro Poliennali:
1.35% 4/15/22	EUR	4,800,000	5,932,865
2.2% 6/1/27	EUR	3,450,000	4,228,937
2.7% 3/1/47 (c)	EUR	2,500,000	2,732,688
Cameroon Republic 9.5% 11/19/25 (c)		440,000	528,000
Canadian Government:
0.5% 11/1/18	CAD	7,575,000	5,980,393
1% 9/1/22	CAD	7,650,000	5,850,333
3.5% 12/1/45	CAD	1,175,000	1,168,363
City of Buenos Aires 8.95% 2/19/21 (c)		200,000	221,500
Colombian Republic:
7.375% 9/18/37		365,000	493,115
10.375% 1/28/33		670,000	1,053,575
Costa Rican Republic 7% 4/4/44 (c)		235,000	242,591
Croatia Republic:
5.5% 4/4/23 (c)		175,000	192,938
6% 1/26/24 (c)		200,000	228,016
Danish Kingdom 1.75% 11/15/25	DKK	13,600,000	2,454,694
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (c)		200,000	211,164
6.25% 10/4/20 (c)		120,000	126,406
6.25% 7/27/21 (c)		210,000	223,435
Dominican Republic:
5.95% 1/25/27 (c)		470,000	507,600
6.6% 1/28/24 (c)		200,000	224,250
6.85% 1/27/45 (c)		290,000	325,743
6.875% 1/29/26 (c)		460,000	525,118
7.45% 4/30/44 (c)		450,000	536,625
Ecuador Republic:
8.875% 10/23/27 (c)		645,000	709,500
9.65% 12/13/26 (c)		400,000	459,000
El Salvador Republic 7.375% 12/1/19 (c)		210,000	222,075
French Government:
yield at date of purchase -0.698% to -0.687% 1/24/18	EUR	7,350,000	8,822,901
2.25% 5/25/24	EUR	1,550,000	2,111,766
4% 4/25/18	EUR	11,950,000	14,537,193
German Federal Republic:
0% 3/15/19	EUR	20,675,000	25,017,237
0.25% 2/15/27	EUR	17,850,000	21,202,121
2.5% 8/15/46	EUR	3,525,000	5,548,982
Hong Kong Government SAR 1.32% 12/23/19	HKD	2,700,000	345,504
Indonesian Republic:
7.75% 1/17/38 (c)		720,000	1,029,675
8.375% 3/15/24	IDR	12,813,000,000	1,049,982
8.5% 10/12/35 (Reg. S)		800,000	1,198,775
Islamic Republic of Pakistan:
6.75% 12/3/19 (c)		425,000	440,073
7.25% 4/15/19 (c)		930,000	962,744
8.25% 4/15/24 (c)		350,000	385,905
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		4,140,000	4,816,722
5.5% 12/4/23		1,628,000	1,903,302
Japan Government:
0.1% 12/20/20	JPY	636,650,000	5,687,049
0.4% 3/20/56	JPY	778,000,000	5,694,746
0.9% 6/20/22	JPY	3,178,600,000	29,478,041
Jordanian Kingdom:
3% 6/30/25		1,179,000	1,213,346
7.375% 10/10/47 (c)		355,000	369,862
Kingdom of Norway 3.75% 5/25/21	NOK	7,200,000	960,134
Lebanese Republic:
5.15% 6/12/18		1,500,000	1,495,965
5.15% 11/12/18		1,048,000	1,043,410
5.45% 11/28/19		650,000	644,865
6% 5/20/19		975,000	976,985
6.375% 3/9/20		150,000	149,878
Malaysian Government 4.181% 7/15/24	MYR	1,750,000	438,008
Mongolian People's Republic 8.75% 3/9/24 (c)		710,000	817,615
New Zealand Government 6% 5/15/21	NZD	1,000,000	799,368
Panamanian Republic 9.375% 4/1/29		140,000	212,100
Peruvian Republic:
4% 3/7/27 (d)(m)		570,000	560,556
6.35% 8/12/28 (c)	PEN	1,755,000	592,391
8.2% 8/12/26 (Reg. S)	PEN	960,000	364,681
Province of Santa Fe 7% 3/23/23 (c)		990,000	1,070,566
Provincia de Cordoba:
7.125% 6/10/21 (c)		1,505,000	1,625,340
7.45% 9/1/24 (c)		695,000	760,073
Republic of Angola 7% 8/17/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		218,750	225,040
Republic of Armenia:
6% 9/30/20 (c)		505,000	535,896
7.15% 3/26/25 (c)		400,000	455,832
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		2,000,000	1,929,080
6.752% 3/9/23 (c)		450,000	460,161
Republic of Nigeria:
6.5% 11/28/27 (c)		275,000	286,557
6.75% 1/28/21 (c)		90,000	95,625
7.625% 11/28/47 (c)		390,000	418,263
Republic of Serbia:
6.75% 11/1/24 (c)		404,545	411,325
7.25% 9/28/21 (c)		255,000	291,535
Republic of Singapore 3.25% 9/1/20	SGD	5,350,000	4,162,956
Russian Federation:
5.25% 6/23/47 (c)		800,000	837,040
5.625% 4/4/42 (c)		400,000	448,000
5.875% 9/16/43 (c)		280,000	324,744
7.5% 2/27/19	RUB	13,000,000	227,988
12.75% 6/24/28 (Reg. S)		1,995,000	3,461,325
Rwanda Republic 6.625% 5/2/23 (c)		400,000	418,588
Saudi Arabia Kingdom of 3.625% 3/4/28 (c)		285,000	282,435
South African Republic 5.875% 9/16/25		200,000	217,682
Spanish Kingdom 2.9% 10/31/46(Reg. S) (c)	EUR	1,450,000	1,763,137
State of Qatar 9.75% 6/15/30 (c)		200,000	310,600
Sweden Kingdom 4.25% 3/12/19	SEK	25,700,000	3,322,506
Switzerland Confederation 3% 1/8/18	CHF	4,550,000	4,671,168
Turkish Republic:
5.125% 3/25/22		585,000	606,353
5.625% 3/30/21		615,000	647,348
6% 3/25/27		350,000	372,651
6.25% 9/26/22		2,660,000	2,886,637
6.75% 5/30/40		220,000	242,081
6.875% 3/17/36		480,000	534,962
7% 6/5/20		230,000	248,129
7.25% 3/5/38		370,000	429,677
7.375% 2/5/25		540,000	621,832
8% 2/14/34		250,000	308,180
11.875% 1/15/30		130,000	204,382
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (c)		265,000	271,000
Ukraine Government:
1.471% 9/29/21		1,600,000	1,556,960
7.75% 9/1/19 (c)		415,000	435,750
7.75% 9/1/20 (c)		1,085,000	1,148,926
7.75% 9/1/21 (c)		4,813,000	5,123,150
7.75% 9/1/22 (c)		3,671,000	3,903,117
United Kingdom, Great Britain and Northern Ireland:
0.5% 7/22/22	GBP	3,250,000	4,344,445
1.25% 7/22/27	GBP	5,000,000	6,768,099
1.75% 7/22/19 (Reg.S)	GBP	6,200,000	8,540,952
United Kingdom, Great Britain and Northern Ireland Treasury Indexed-Linked GILT 2.5% 7/22/65 (Reg. S)	GBP	2,250,000	3,972,617
United Mexican States 6.5% 6/10/21	MXN	2,530,000	124,277
Uruguay Republic 7.875% 1/15/33 pay-in-kind		215,000	307,987
Venezuelan Republic:
oil recovery warrants 4/15/20 (d)(n)		1,251	3,128
9.25% 9/15/27		1,550,000	333,250
11.95% 8/5/31 (Reg. S)		840,000	168,000
12.75% 8/23/22		190,000	40,850
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.813% 2.25% 3/13/28 (b)(d)(f)		75,000	66,533
4% 3/12/28 (d)(m)		2,150,000	2,140,196
4.8% 11/19/24 (c)		200,000	213,311
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $280,998,125)			288,227,935

Supranational Obligations - 0.0%
European Bank for Reconstruction & Development 6% 5/4/20 (Reg. S) (Cost $542,027)	INR	34,800,000	545,893
		Shares	Value

Common Stocks - 4.2%
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.3%
Aptiv PLC		9,500	805,885
Chassix Holdings, Inc. (d)(o)		33,750	904,163
Chassix Holdings, Inc. warrants 7/29/20 (d)(o)		1,921	22,994
Delphi Technologies PLC (o)		3,166	166,120
Exide Technologies (d)(o)		2,115	0
Exide Technologies (d)(o)		7,052	4,936
Lear Corp.		6,800	1,201,288
Tenneco, Inc.		14,900	872,246
			3,977,632
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (o)(p)		2,218	341
Hotels, Restaurants & Leisure - 0.3%
Boyd Gaming Corp.		27,300	956,865
Extended Stay America, Inc. unit		32,600	619,400
Melco Crown Entertainment Ltd. sponsored ADR		31,900	926,376
MGM Mirage, Inc.		18,400	614,376
Royal Caribbean Cruises Ltd.		6,000	715,680
Wynn Resorts Ltd.		4,200	708,078
			4,540,775
Household Durables - 0.1%
CalAtlantic Group, Inc.		19,740	1,113,139
Newell Brands, Inc.		10,516	324,944
Toll Brothers, Inc.		15,700	753,914
			2,191,997
Media - 0.3%
Naspers Ltd. Class N		9,500	2,649,788
Sinclair Broadcast Group, Inc. Class A		40,300	1,525,355
			4,175,143

TOTAL CONSUMER DISCRETIONARY			14,885,888

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
JBS SA		281,400	832,213
Reddy Ice Holdings, Inc. (o)		5,683	2,273
			834,486
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd.		6,562	64,964
Oil, Gas & Consumable Fuels - 0.1%
Chaparral Energy, Inc.:
Class A		4,142	98,124
Class B		887	21,013
Crestwood Equity Partners LP		7,975	205,755
Goodrich Petroleum Corp. (o)		4,211	45,942
Pacific Exploration and Production Corp. (o)		24,876	783,683
VNR Finance Corp.		4,091	76,502
VNR Finance Corp. (c)		19,701	368,409
			1,599,428

TOTAL ENERGY			1,664,392

FINANCIALS - 0.0%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (d)(o)		314,563	3
Consumer Finance - 0.0%
OneMain Holdings, Inc. (o)		27,700	719,923

TOTAL FINANCIALS			719,926

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
HCA Holdings, Inc. (o)		7,300	641,232
Rotech Healthcare, Inc. (d)(o)		6,069	9,710
			650,942
Pharmaceuticals - 0.1%
Allergan PLC		2,200	359,876
Jazz Pharmaceuticals PLC (o)		4,700	632,855
			992,731

TOTAL HEALTH CARE			1,643,673

INDUSTRIALS - 0.6%
Airlines - 0.2%
Air Canada (o)		106,500	2,192,697
Delta Air Lines, Inc.		10,800	604,800
			2,797,497
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.		3,285	1,567
WP Rocket Holdings, Inc. (d)(o)(p)		747,076	7
			1,574
Machinery - 0.0%
Allison Transmission Holdings, Inc.		13,200	568,524
Marine - 0.0%
U.S. Shipping Partners Corp. (d)(o)		644	0
U.S. Shipping Partners Corp. warrants 12/31/29 (d)(o)		6,028	0
			0
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (o)		14,800	778,628
Air Lease Corp. Class A		15,600	750,204
HD Supply Holdings, Inc. (o)		37,300	1,493,119
Penhall Acquisition Co.:
Class A (d)(o)		321	25,112
Class B (d)(o)		107	8,371
United Rentals, Inc. (o)		14,763	2,537,907
			5,593,341
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (d)(p)		16,755	80,592

TOTAL INDUSTRIALS			9,041,528

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment & Components - 0.1%
CDW Corp.		13,500	938,115
Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. sponsored ADR (o)		22,300	3,845,189
Alphabet, Inc. Class A (o)		2,600	2,738,840
Facebook, Inc. Class A (o)		10,800	1,905,768
			8,489,797
IT Services - 0.4%
First Data Corp. Class A (o)		56,300	940,773
Global Payments, Inc.		9,100	912,184
MasterCard, Inc. Class A		8,900	1,347,104
PayPal Holdings, Inc. (o)		19,200	1,413,504
Visa, Inc. Class A		8,800	1,003,376
			5,616,941
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom Ltd.		12,000	3,082,800
Cypress Semiconductor Corp.		309	4,709
MagnaChip Semiconductor Corp. (o)		2,669	26,557
Micron Technology, Inc. (o)		18,000	740,160
Microsemi Corp. (o)		24,400	1,260,260
ON Semiconductor Corp. (o)		65,900	1,379,946
Qorvo, Inc. (o)		9,095	605,727
Semtech Corp. (o)		10,900	372,780
Skyworks Solutions, Inc.		23,700	2,250,315
			9,723,254
Software - 0.2%
Adobe Systems, Inc. (o)		7,700	1,349,348
Electronic Arts, Inc. (o)		10,000	1,050,600
Nuance Communications, Inc. (o)		45,500	743,925
Take-Two Interactive Software, Inc. (o)		6,600	724,548
			3,868,421

TOTAL INFORMATION TECHNOLOGY			28,636,528

MATERIALS - 0.4%
Chemicals - 0.3%
DowDuPont, Inc.		11,000	783,420
LyondellBasell Industries NV Class A		17,800	1,963,696
The Chemours Co. LLC		22,900	1,146,374
			3,893,490
Containers & Packaging - 0.0%
Graphic Packaging Holding Co.		37,900	585,555
Metals & Mining - 0.1%
Aleris Corp. (d)(o)		2,037	11,662
Freeport-McMoRan, Inc. (o)		50,800	963,168
			974,830

TOTAL MATERIALS			5,453,875

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (o)		34,700	2,203,797
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.		140	6,381
TOTAL COMMON STOCKS
(Cost $50,089,623)			65,090,474

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (d)(o)		2,286	19,454
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (d)(p)		7,446,900	74,469
TOTAL PREFERRED STOCKS
(Cost $281,847)			93,923
		Principal Amount(a)	Value

Bank Loan Obligations - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 8/13/22 (b)(f)		645,233	646,039
Tranche B, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 8/22/25 (b)(f)		305,000	306,525
			952,564
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon Consumer Products Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 9/7/23 (f)(q)		60,000	44,419
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Forbes Energy Services LLC Tranche B, term loan 12% 4/13/21 (b)(d)		64,608	65,092
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 2/21/21 (b)(f)		1,656,257	1,333,287
			1,398,379
Oil, Gas & Consumable Fuels - 0.6%
Alon U.S.A. Partners LP term loan 3 month U.S. LIBOR + 8.000% 9.569% 11/26/18 (b)(f)		319,307	320,105
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7288% 6/22/24 (b)(f)		457,700	459,133
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.8761% 12/31/21 (b)(f)		4,240,000	4,648,100
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.2408% 11/17/22 (b)(f)		1,470,000	1,462,650
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.954% 8/23/21 (b)(f)		2,030,000	2,157,890
Vanguard Natural Gas LLC Tranche B, term loan 3 month U.S. LIBOR + 7.500% 8.9% 5/1/21 (b)(f)		49,399	48,318
			9,096,196

TOTAL ENERGY			10,494,575

FINANCIALS - 0.0%
Consumer Finance - 0.0%
Sears Roebuck Acceptance Corp. Tranche B, term loan 3 month U.S. LIBOR + 7.500% 8.8918% 7/20/20 (b)(f)		464,231	465,684
Diversified Financial Services - 0.0%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3801% 10/31/24 (b)(f)		150,000	151,725

TOTAL FINANCIALS			617,409

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 6.4434% 11/3/23 (b)(f)		188,289	188,916
Optiv Security, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.625% 2/1/25 (b)(f)		20,000	17,850
			206,766
Construction & Engineering - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.33% 9/27/24 (b)(f)		155,000	157,015

TOTAL INDUSTRIALS			363,781

INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.069% 9/29/24 (b)(f)		244,388	243,427
3 month U.S. LIBOR + 8.500% 10.069% 9/29/25 (b)(f)		1,295,000	1,295,816
			1,539,243
Software - 0.3%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.7288% 6/13/25 (b)(f)		1,269,344	1,269,661
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9788% 6/13/24 (b)(f)		289,275	289,978
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.750% 6.1301% 10/31/24 (b)(f)		200,000	202,416
3 month U.S. LIBOR + 8.000% 9.3801% 10/31/25 (b)(f)		250,000	251,095
Kronos, Inc. term loan 3 month U.S. LIBOR + 8.250% 9.6268% 11/1/24 (b)(f)		1,090,000	1,129,785
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.82% 1/20/24 (b)(f)		168,795	160,197
3 month U.S. LIBOR + 9.000% 10.57% 1/20/25 (b)(f)		535,000	509,588
			3,812,720

TOTAL INFORMATION TECHNOLOGY			5,351,963

MATERIALS - 0.1%
Metals & Mining - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.500% 0% 8/16/19 (e)(f)		267,300	245,916
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.9434% 4/16/20 (b)(f)		1,239,467	1,087,632
			1,333,548
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 1/14/24 (f)(q)		205,000	207,263
Tranche B-5, term loan 6.625% 1/14/24		210,000	211,926
			419,189
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3552% 6/30/18 (b)(f)		1,845,000	1,848,948
TOTAL BANK LOAN OBLIGATIONS
(Cost $20,958,392)			21,426,396
		Shares	Value

Fixed-Income Funds - 7.0%
Fidelity Floating Rate Central Fund (r)
(Cost $108,950,409)		1,044,756	107,568,078
		Principal Amount(a)	Value

Preferred Securities - 3.3%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (g)		1,585,000	1,642,739
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Andeavor Logistics LP 6.875% (b)(g)		1,550,000	1,580,433
DCP Midstream Partners LP 7.375% (b)(g)		775,000	775,404
Summit Midstream Partners LP 9.5% (b)(g)		775,000	788,126
Sunoco Logistics Partners LP:
6.25% (b)(g)		235,000	230,104
6.625% (b)(g)		130,000	127,347
			3,501,414
FINANCIALS - 2.9%
Banks - 2.4%
Alfa Bond Issuance PLC 8% (Reg. S) (b)(g)		675,000	722,808
Banco Do Brasil SA 9% (b)(c)(g)		745,000	802,523
Banco Mercantil del Norte SA 7.625% (b)(c)(g)		700,000	779,119
Bank of America Corp.:
5.125% (b)(g)		1,345,000	1,368,688
5.2% (b)(g)		3,067,000	3,131,188
6.25% (b)(g)		1,410,000	1,586,846
Barclays Bank PLC 7.625% 11/21/22		895,000	1,021,317
Citigroup, Inc.:
5.8% (b)(g)		1,130,000	1,179,472
5.9% (b)(g)		1,455,000	1,582,000
5.95% (b)(g)		2,675,000	2,912,570
6.25% (b)(g)		920,000	1,036,479
6.3% (b)(g)		270,000	291,446
Itau Unibanco Holding SA 6.125% (b)(c)(g)		680,000	682,074
JPMorgan Chase & Co.:
5% (b)(g)		1,615,000	1,683,444
5.3% (b)(g)		865,000	904,817
6% (b)(g)		6,524,000	7,176,372
6.125% (b)(g)		850,000	939,761
6.75% (b)(g)		400,000	464,226
Royal Bank of Scotland Group PLC 8.625% (b)(g)		2,190,000	2,467,537
Wells Fargo & Co.:
5.875% (b)(g)		2,600,000	2,886,764
5.9% (b)(g)		3,065,000	3,287,076
			36,906,527
Capital Markets - 0.3%
Goldman Sachs Group, Inc.:
5% (b)(g)		1,545,000	1,533,301
5.375% (b)(g)		1,665,000	1,727,805
5.7% (b)(g)		1,701,000	1,767,829
			5,028,935
Diversified Financial Services - 0.1%
Magnesita Finance Ltd. 8.625% (c)(g)		555,000	569,919
Insurance - 0.1%
Allianz SE:
3.375% (Reg. S) (b)(g)	EUR	400,000	536,913
4.75% (Reg. S) (b)(g)	EUR	600,000	861,490
			1,398,403

TOTAL FINANCIALS			43,903,784

INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (c)(g)		2,710,000	885,493
7.5% (Reg. S) (g)		100,000	32,675
			918,168
MATERIALS - 0.0%
Metals & Mining - 0.0%
CSN Islands XII Corp. 7% (Reg. S) (g)		570,000	458,138
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Colombia Telecomunicaciones SA 8.5%(b)(c)(g)		270,000	296,146
TOTAL PREFERRED SECURITIES
(Cost $49,436,962)			50,720,389
		Shares	Value

Money Market Funds - 8.4%
Fidelity Cash Central Fund, 1.36% (s)
(Cost $130,592,864)		130,573,783	130,599,898

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.495% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	3,300,000	$93,021
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5340% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	11,700,000	329,686
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5575% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	1,100,000	29,023

TOTAL PUT OPTIONS			451,730

Call Options - 0.1%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.495% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	3,300,000	92,380
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5340% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	11,700,000	348,774
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5575% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	1,100,000	33,021

TOTAL CALL OPTIONS			474,175

TOTAL PURCHASED SWAPTIONS
(Cost $1,010,650)			925,905
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,503,799,287)			1,548,516,062
NET OTHER ASSETS (LIABILITIES) - (0.2)%			(2,737,615)
NET ASSETS - 100%			$1,545,778,447

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	8	March 2018	$992,375	$(5,507)	$(5,507)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	85	March 2018	18,199,297	(25,931)	(25,931)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	18	March 2018	3,017,813	27,262	27,262
TOTAL FUTURES CONTRACTS					$(4,176)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Mar. 2020	$4,550,000	$(2,209)	$0	$(2,209)

 (1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian new sol

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $324,979,331 or 21.0% of net assets.

 (d) Level 3 security

 (e) Non-income producing - Security is in default.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $39,466.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $123,526.

 (j) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (m) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (n) Quantity represents share amount.

 (o) Non-income producing

 (p) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $155,409 or 0.0% of net assets.

 (q) The coupon rate will be determined upon settlement of the loan after period end.

 (r) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (s) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$4,281
Tricer Holdco SCA	12/19/16	$411,036
Tricer Holdco SCA	12/19/16	$265,530
WP Rocket Holdings, Inc.	2/4/14 - 2/2/15	$54,213

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$797,049
Fidelity Floating Rate Central Fund	4,841,268
Fidelity Securities Lending Cash Central Fund	199
Total	$5,638,516

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$92,457,585	$29,851,803	$14,248,870	$948,876	$(1,441,316)	$107,568,078	5.8%
Total	$92,457,585	$29,851,803	$14,248,870	$948,876	$(1,441,316)	$107,568,078

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,885,888	$13,953,454	$341	$932,093
Consumer Staples	853,940	834,486	--	19,454
Energy	1,664,392	1,664,392	--	--
Financials	719,926	719,923	--	3
Health Care	1,643,673	1,633,963	--	9,710
Industrials	9,115,997	8,927,446	--	188,551
Information Technology	28,636,528	28,636,528	--	--
Materials	5,453,875	5,442,213	--	11,662
Telecommunication Services	2,203,797	2,203,797	--	--
Utilities	6,381	6,381	--	--
Corporate Bonds	523,374,332	--	522,861,442	512,890
U.S. Government and Government Agency Obligations	272,219,268	--	272,219,268	--
U.S. Government Agency - Mortgage Securities	5,365,179	--	5,365,179	--
Asset-Backed Securities	7,420,558	--	7,420,558	--
Collateralized Mortgage Obligations	47,135,503	--	47,135,503	--
Commercial Mortgage Securities	27,802,331	--	27,802,331	--
Foreign Government and Government Agency Obligations	288,227,935	--	285,457,522	2,770,413
Supranational Obligations	545,893	--	545,893	--
Bank Loan Obligations	21,426,396	--	21,361,304	65,092
Fixed-Income Funds	107,568,078	107,568,078	--	--
Preferred Securities	50,720,389	--	50,720,389	--
Money Market Funds	130,599,898	130,599,898	--	--
Purchased Swaptions	925,905	--	925,905	--
Total Investments in Securities:	$1,548,516,062	$302,190,559	$1,241,815,635	$4,509,868
Derivative Instruments:
Assets
Futures Contracts	$27,262	$27,262	$--	$--
Total Assets	$27,262	$27,262	$--	$--
Liabilities
Futures Contracts	$(31,438)	$(31,438)	$--	$--
Swaps	(2,209)	--	(2,209)	--
Total Liabilities	$(33,647)	$(31,438)	$(2,209)	$--
Total Derivative Instruments:	$(6,385)	$(4,176)	$(2,209)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$27,262	$(31,438)
Purchased Swaptions(b)	925,905	0
Swaps(c)	0	(2,209)
Total Value of Derivatives	$953,167	$(33,647)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.4%
Germany	3.5%
Canada	3.1%
Japan	2.7%
United Kingdom	2.6%
France	2.2%
Luxembourg	2.1%
Netherlands	2.0%
Argentina	2.0%
Italy	1.1%
Others (Individually Less Than 1%)	12.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,264,256,014)	$1,310,348,086
Fidelity Central Funds (cost $239,543,273)	238,167,976
Total Investment in Securities (cost $1,503,799,287)		$1,548,516,062
Cash		600,225
Foreign currency held at value (cost $59,739)		60,466
Receivable for investments sold		1,767,479
Receivable for fund shares sold		654,798
Dividends receivable		19,115
Interest receivable		13,554,617
Distributions receivable from Fidelity Central Funds		576,550
Receivable for daily variation margin on futures contracts		12,882
Receivable for daily variation margin on centrally cleared OTC swaps		1,096
Prepaid expenses		2,361
Other receivables		1,415
Total assets		1,565,767,066
Liabilities
Payable for investments purchased	$18,576,770
Payable for fund shares redeemed	367,709
Accrued management fee	716,838
Distribution and service plan fees payable	78,112
Other affiliated payables	161,447
Other payables and accrued expenses	87,743
Total liabilities		19,988,619
Net Assets		$1,545,778,447
Net Assets consist of:
Paid in capital		$1,496,540,805
Undistributed net investment income		4,228,368
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		288,922
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,720,352
Net Assets		$1,545,778,447
Initial Class:
Net Asset Value, offering price and redemption price per share ($96,951,543 ÷ 8,429,606 shares)		$11.50
Service Class:
Net Asset Value, offering price and redemption price per share ($1,899,282 ÷ 165,571 shares)		$11.47
Service Class 2:
Net Asset Value, offering price and redemption price per share ($374,226,622 ÷ 32,834,511 shares)		$11.40
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,072,701,000 ÷ 93,580,644 shares)		$11.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$3,545,837
Interest		50,231,827
Income from Fidelity Central Funds		5,301,496
Total income		59,079,160
Expenses
Management fee	$7,993,621
Transfer agent fees	1,320,671
Distribution and service plan fees	794,884
Accounting and security lending fees	488,307
Custodian fees and expenses	74,479
Independent trustees' fees and expenses	5,258
Audit	96,317
Legal	21,566
Miscellaneous	11,373
Total expenses before reductions	10,806,476
Expense reductions	(17,819)	10,788,657
Net investment income (loss)		48,290,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,394,669
Fidelity Central Funds	950,054
Foreign currency transactions	17,321
Futures contracts	114,662
Swaps	(28,382)
Capital gain distributions from Fidelity Central Funds	337,020
Total net realized gain (loss)		15,785,344
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	41,588,255
Fidelity Central Funds	(1,442,489)
Assets and liabilities in foreign currencies	63,737
Futures contracts	39,940
Swaps	10,911
Total change in net unrealized appreciation (depreciation)		40,260,354
Net gain (loss)		56,045,698
Net increase (decrease) in net assets resulting from operations		$104,336,201

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,290,503	$47,035,614
Net realized gain (loss)	15,785,344	(2,223,620)
Change in net unrealized appreciation (depreciation)	40,260,354	50,323,938
Net increase (decrease) in net assets resulting from operations	104,336,201	95,135,932
Distributions to shareholders from net investment income	(47,218,735)	(45,139,297)
Distributions to shareholders from net realized gain	(7,817,967)	–
Total distributions	(55,036,702)	(45,139,297)
Share transactions - net increase (decrease)	198,447,298	62,376,963
Total increase (decrease) in net assets	247,746,797	112,373,598
Net Assets
Beginning of period	1,298,031,650	1,185,658,052
End of period	$1,545,778,447	$1,298,031,650
Other Information
Undistributed net investment income end of period	$4,228,368	$3,046,112

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Strategic Income Portfolio Initial Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.07	$10.60	$11.12	$11.20	$11.76
Income from Investment Operations
Net investment income (loss)A	.399	.429	.413	.413	.437
Net realized and unrealized gain (loss)	.462	.446	(.593)	(.010)	(.403)
Total from investment operations	.861	.875	(.180)	.403	.034
Distributions from net investment income	(.371)	(.405)	(.306)	(.350)	(.483)
Distributions from net realized gain	(.060)	–	–	(.133)	(.111)
Tax return of capital	–	–	(.034)	–	–
Total distributions	(.431)	(.405)	(.340)	(.483)	(.594)
Net asset value, end of period	$11.50	$11.07	$10.60	$11.12	$11.20
Total ReturnB,C	7.79%	8.27%	(1.63)%	3.60%	.29%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.68%	.69%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.68%	.68%
Expenses net of all reductions	.67%	.68%	.69%	.68%	.68%
Net investment income (loss)	3.45%	3.84%	3.69%	3.56%	3.74%
Supplemental Data
Net assets, end of period (000 omitted)	$96,952	$91,630	$91,714	$107,847	$119,063
Portfolio turnover rateF	124%	81%	92%	119%	141%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .06%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.05	$10.59	$11.11	$11.19	$11.75
Income from Investment Operations
Net investment income (loss)A	.389	.417	.401	.401	.425
Net realized and unrealized gain (loss)	.461	.444	(.592)	(.009)	(.403)
Total from investment operations	.850	.861	(.191)	.392	.022
Distributions from net investment income	(.370)	(.401)	(.295)	(.339)	(.471)
Distributions from net realized gain	(.060)	–	–	(.133)	(.111)
Tax return of capital	–	–	(.034)	–	–
Total distributions	(.430)	(.401)	(.329)	(.472)	(.582)
Net asset value, end of period	$11.47	$11.05	$10.59	$11.11	$11.19
Total ReturnB,C	7.71%	8.14%	(1.73)%	3.51%	.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.78%	.79%	.78%	.78%
Expenses net of fee waivers, if any	.77%	.78%	.79%	.78%	.78%
Expenses net of all reductions	.77%	.78%	.79%	.78%	.78%
Net investment income (loss)	3.35%	3.75%	3.59%	3.46%	3.64%
Supplemental Data
Net assets, end of period (000 omitted)	$1,899	$526	$753	$831	$837
Portfolio turnover rateF	124%	81%	92%	119%	141%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .06%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$10.52	$11.05	$11.14	$11.71
Income from Investment Operations
Net investment income (loss)A	.368	.398	.380	.380	.404
Net realized and unrealized gain (loss)	.459	.444	(.593)	(.005)	(.400)
Total from investment operations	.827	.842	(.213)	.375	.004
Distributions from net investment income	(.347)	(.382)	(.283)	(.332)	(.463)
Distributions from net realized gain	(.060)	–	–	(.133)	(.111)
Tax return of capital	–	–	(.034)	–	–
Total distributions	(.407)	(.382)	(.317)	(.465)	(.574)
Net asset value, end of period	$11.40	$10.98	$10.52	$11.05	$11.14
Total ReturnB,C	7.54%	8.02%	(1.94)%	3.37%	.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.92%	.93%	.94%	.93%	.93%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.93%	.93%
Expenses net of all reductions	.92%	.93%	.94%	.93%	.93%
Net investment income (loss)	3.20%	3.59%	3.44%	3.31%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$374,227	$260,789	$185,925	$137,892	$68,196
Portfolio turnover rateF	124%	81%	92%	119%	141%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .06%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Investor Class

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$10.57	$11.09	$11.17	$11.73
Income from Investment Operations
Net investment income (loss)A	.394	.424	.408	.408	.432
Net realized and unrealized gain (loss)	.463	.438	(.591)	(.008)	(.401)
Total from investment operations	.857	.862	(.183)	.400	.031
Distributions from net investment income	(.367)	(.402)	(.303)	(.347)	(.480)
Distributions from net realized gain	(.060)	–	–	(.133)	(.111)
Tax return of capital	–	–	(.034)	–	–
Total distributions	(.427)	(.402)	(.337)	(.480)	(.591)
Net asset value, end of period	$11.46	$11.03	$10.57	$11.09	$11.17
Total ReturnB,C	7.78%	8.17%	(1.66)%	3.58%	.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.72%	.72%	.71%	.72%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.71%	.71%
Expenses net of all reductions	.71%	.72%	.72%	.71%	.71%
Net investment income (loss)	3.41%	3.81%	3.65%	3.52%	3.70%
Supplemental Data
Net assets, end of period (000 omitted)	$1,072,701	$945,087	$907,266	$981,928	$939,177
Portfolio turnover rateF	124%	81%	92%	119%	141%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .06%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	.06%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, swaps, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,749,318
Gross unrealized depreciation	(21,586,587)
Net unrealized appreciation (depreciation)	$49,162,731
Tax Cost	$1,499,350,698

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$659,495
Capital loss carryforward	$(594,547)
Net unrealized appreciation (depreciation) on securities and other investments	$49,172,694

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(594,547)

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$55,036,702	$ 45,139,297

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$114,662	$39,940
Purchased Options	17,635	(84,745)
Swaps	(28,382)	10,911
Totals	$103,915	$(33,894)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $1,175,253,290 and $1,179,414,943, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$807
Service Class 2	794,077
$794,884

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$65,181
Service Class	549
Service Class 2	215,989
Investor Class	1,038,952
$1,320,671

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,027 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,393 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $199. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,821 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,276.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,722.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Initial Class	$3,029,902	$3,235,684
Service Class	59,576	19,082
Service Class 2	11,005,331	8,682,557
Investor Class	33,123,926	33,201,974
Total	$47,218,735	$45,139,297
From net realized gain
Initial Class	$490,011	$–
Service Class	9,661	–
Service Class 2	1,902,939	–
Investor Class	5,415,356	–
Total	$7,817,967	$–

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Initial Class
Shares sold	1,069,761	739,397	$12,377,067	$8,354,585
Reinvestment of distributions	307,148	293,353	3,519,913	3,235,684
Shares redeemed	(1,225,267)	(1,406,912)	(14,213,181)	(15,665,256)
Net increase (decrease)	151,642	(374,162)	$1,683,799	$(4,074,987)
Service Class
Shares sold	118,271	–	$1,401,470	$–
Reinvestment of distributions	6,058	1,733	69,237	19,082
Shares redeemed	(6,343)	(25,253)	(73,173)	(279,944)
Net increase (decrease)	117,986	(23,520)	$1,397,534	$(260,862)
Service Class 2
Shares sold	11,423,463	9,535,860	$131,276,350	$105,279,235
Reinvestment of distributions	1,136,291	793,652	12,908,270	8,682,557
Shares redeemed	(3,479,579)	(4,247,089)	(39,915,663)	(46,324,828)
Net increase (decrease)	9,080,175	6,082,423	$104,268,957	$67,636,964
Investor Class
Shares sold	7,944,671	4,007,623	$91,654,283	$44,919,841
Reinvestment of distributions	3,374,718	3,021,108	38,539,282	33,201,974
Shares redeemed	(3,392,440)	(7,224,299)	(39,096,557)	(79,045,967)
Net increase (decrease)	7,926,949	(195,568)	$91,097,008	$(924,152)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 75% of the total outstanding shares of the Fund.

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

14. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. Management is evaluating the impact of this ruling and the parties have agreed to mediation. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $1,208,199 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Strategic Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Strategic Income Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017,including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Initial Class	.67%
Actual		$1,000.00	$1,028.70	$3.43
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$1,028.70	$3.94
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$1,027.70	$4.70
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.70%
Actual		$1,000.00	$1,028.40	$3.58
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were .03%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Strategic Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Strategic Income Portfolio
Initial Class	02/16/18	02/16/18	$0.006
Service Class	02/16/18	02/16/18	$0.006
Service Class 2	02/16/18	02/16/18	$0.006
Investor Class	02/16/18	02/16/18	$0.006

A total of 7.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class, Service Class, Service Class 2 and Investor Class designate 1% of the dividends distributed in December 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in July 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Strategic Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPSI-ANN-0218
1.796350.115

Fidelity® Variable Insurance Products: Target Volatility Portfolio Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Life of fundA
Service Class	16.39%	8.18%
Service Class 2	16.29%	8.02%

 A From February 13, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class on February 13, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,680	VIP Target Volatility Portfolio - Service Class
$19,475	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities, as measured by the S&P 500® index, gained 21.83% in 2017. Sector-wise, information technology (+39%) fared best amid strong earnings growth from many major index constituents. Materials (+24%) was helped by higher demand, especially from China, though industrials (+21%) modestly lagged. Consumer discretionary (+23%) outperformed despite online rivals to brick-and-mortar retailers. Financials edged the broader market on an uptick in interest rates that, at the same time, held back real estate (+11%) and other “bond proxy” sectors such as consumer staples (+13%) and utilities (+12%). Defensive-oriented energy (-1%) and telecommunication services (-1%) marked the only sector-level declines.

Elsewhere, the MSCI ACWI (All Country World Index) ex USA Index gained 27.40% for the year, helped partly by a generally weak U.S. dollar. Certain election results in continental Europe (+28%) suggested ebbing political uncertainty and near-term risk there, whereas the U.K. (+21%) faced more-mixed conditions ahead of its expected exit from the European Union. Japan (+24%), despite central-bank easing and recent pressure from regional yen strength, lagged the rest of the Asia-Pacific group (+26%). Commodity-price volatility slowed Canada (+17%), but emerging markets (+36%) sped ahead.

In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index rose 3.54% in 2017. Within the Bloomberg Barclays index, investment-grade corporate credit (+6%) led all major segments, including Treasuries (+2%). Outside the index, riskier, non-core fixed-income asset classes, such as emerging-markets and U.S. high-yield debt, well outpaced the broader market, whereas inflation-protected securities lagged, according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, the fund’s share classes gained about 16%, outpacing the 14.39% return of the VIP Target Volatility Composite Index. Aided by a growth-stock tailwind and positive stock-market momentum, U.S. equity selection proved the principal factor fueling the fund’s outperformance. Among underlying U.S. equity funds, Fidelity® Select Technology Portfolio was the top contributor by a sizable margin. Selection in foreign developed-markets (DM) stocks and U.S. investment-grade bonds also notably helped versus the benchmark. Here, leading contributors were Fidelity® Overseas Fund and Fidelity Total Bond Fund, respectively. Asset allocation also boosted relative results. In particular, our fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – generated a net contribution. On the equity side, an out-of-benchmark allocation to emerging-markets stocks, along with overweight exposure to foreign DM equities, more than offset the drag from marginally underweighting U.S. equities and an out-of-index allocation to lagging commodity securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2017, Geoff Stein became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Xuehai En since July 20, 2017.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2017

% of fund's net assets
Fidelity Total Bond Fund	16.2
Fidelity Technology Portfolio	6.8
Fidelity U.S. Bond Index Fund Institutional Class	5.5
iShares Barclays Aggregate Bond ETF	5.2
Fidelity Overseas Fund	5.2
Fidelity Financial Services Portfolio	4.3
Fidelity Health Care Portfolio	3.8
Fidelity Inflation-Protected Bond Index Fund Institutional Class	3.4
Fidelity Emerging Markets Fund	3.4
iShares MSCI EAFE Index ETF	2.9
56.7

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Domestic Equity Funds	44.4%
International Equity Funds	19.3%
Fixed-Income Funds	36.0%
Cash Equivalents	0.4%
Net Other Assets (Liabilities)*	(0.1)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Investments December 31, 2017

Showing Percentage of Net Assets

Equity Funds - 63.7%
	Shares	Value
Domestic Equity Funds - 44.4%
Consumer Discretionary Select Sector SPDR ETF	24,921	$2,459,453
Consumer Staples Select Sector SPDR ETF	24,761	1,408,653
Energy Select Sector SPDR ETF	15,385	1,111,720
Fidelity Commodity Strategy Fund (a)	280,441	2,961,457
Fidelity Consumer Discretionary Portfolio (a)	206,865	8,574,573
Fidelity Consumer Staples Portfolio (a)	57,023	5,274,662
Fidelity Contrafund (a)	40,025	4,901,862
Fidelity Energy Portfolio (a)	110,740	4,948,991
Fidelity Equity-Income Fund (a)	83,298	5,056,201
Fidelity Financial Services Portfolio (a)	112,158	12,810,727
Fidelity Global Commodity Stock Fund (a)	237,346	3,128,217
Fidelity Health Care Portfolio (a)	50,984	11,408,189
Fidelity Industrials Portfolio (a)	232,666	8,559,787
Fidelity Low-Priced Stock Fund (a)	93,056	5,073,415
Fidelity Materials Portfolio (a)	27,419	2,494,334
Fidelity Mega Cap Stock Fund (a)	433,851	7,562,015
Fidelity Mid Cap Value Fund (a)	11	289
Fidelity Real Estate Investment Portfolio (a)	72,712	3,039,348
Fidelity Technology Portfolio (a)	113,119	20,218,973
Fidelity Telecommunications Portfolio (a)	26,247	1,546,446
Fidelity Utilities Portfolio (a)	28,911	2,306,243
Fidelity Value Discovery Fund (a)	86,345	2,497,953
Financial Select Sector SPDR ETF	106,783	2,980,314
Health Care Select Sector SPDR ETF	31,353	2,592,266
Industrial Select Sector SPDR ETF	28,026	2,120,727
Materials Select Sector SPDR ETF	11,018	666,920
Real Estate Select Sector SPDR ETF	22,794	750,834
SPDR S&P Telecom ETF	4,761	325,272
Technology Select Sector SPDR ETF	69,693	4,456,867
Utilities Select Sector SPDR ETF	10,872	572,737

TOTAL DOMESTIC EQUITY FUNDS		131,809,445

International Equity Funds - 19.3%
Fidelity Diversified International Fund (a)	98,502	3,942,059
Fidelity Emerging Markets Fund (a)	306,616	10,041,660
Fidelity Europe Fund (a)	36,211	1,532,815
Fidelity International Capital Appreciation Fund (a)	43,101	907,700
Fidelity International Discovery Fund (a)	71,834	3,279,937
Fidelity International Enhanced Index Fund (a)	290,904	2,949,764
Fidelity International Small Cap Fund (a)	59,302	1,773,116
Fidelity International Small Cap Opportunities Fund (a)	86,518	1,673,261
Fidelity International Value Fund (a)	235,858	2,136,870
Fidelity Japan Smaller Companies Fund (a)	100,559	1,906,594
Fidelity Overseas Fund (a)	303,698	15,397,464
Fidelity Pacific Basin Fund (a)	22,671	804,359
iShares Core MSCI Emerging Markets ETF	41,709	2,373,242
iShares MSCI EAFE Index ETF	123,452	8,679,910

TOTAL INTERNATIONAL EQUITY FUNDS		57,398,751

TOTAL EQUITY FUNDS
(Cost $173,602,597)		189,208,196

Fixed-Income Funds - 36.0%
Fidelity Conservative Income Bond Fund (a)	127,620	1,281,303
Fidelity Floating Rate High Income Fund (a)	302,592	2,910,934
Fidelity High Income Fund (a)	647,350	5,800,259
Fidelity Inflation-Protected Bond Index Fund Institutional Class (a)	1,022,712	10,063,487
Fidelity Long-Term Treasury Bond Index Fund Premium Class (a)	404,122	5,366,736
Fidelity New Markets Income Fund (a)	90,418	1,466,582
Fidelity Total Bond Fund (a)	4,540,272	48,308,494
Fidelity U.S. Bond Index Fund Institutional Class (a)	1,410,584	16,348,663
iShares Barclays Aggregate Bond ETF	142,699	15,601,282
TOTAL FIXED-INCOME FUNDS
(Cost $106,825,799)		107,147,740

Cash Equivalents - 0.4%
Fidelity Cash Central Fund, 1.36% (b)
(Cost $1,171,619)	1,171,467	1,171,702
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $281,600,015)		297,527,638
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(227,294)
NET ASSETS - 100%		$297,300,344

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,966

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$5,636	$1,727,495	$1,931,699	$16,178	$198,749	$(181)	$--
Fidelity Banking Portfolio	824,922	67	854,059	67	215,442	(186,372)	--
Fidelity Biotechnology Portfolio	2,579,758	3,037,813	6,574,562	--	829,307	127,684	--
Fidelity Blue Chip Growth Fund	928,606	249,904	1,338,022	532	180,830	(21,318)	--
Fidelity Blue Chip Value Fund	712,088	192,716	972,585	5,056	137,803	(70,022)	--
Fidelity Brokerage and Investment Management Portfolio	--	2,325,376	2,559,600	18,122	234,224	--	--
Fidelity Canada Fund	332,205	--	334,792	--	(806)	3,393	--
Fidelity Chemicals Portfolio	1,642,390	1,628,884	3,789,178	48,855	655,303	(137,399)	--
Fidelity Commodity Strategy Fund	--	2,902,865	6,273	4,774	(69)	64,934	2,961,457
Fidelity Conservative Income Bond Fund	9,694,764	128,921	8,552,055	94,081	7,659	2,014	1,281,303
Fidelity Consumer Discretionary Portfolio	6,153,462	4,435,952	3,078,200	331,175	329,136	734,223	8,574,573
Fidelity Consumer Staples Portfolio	5,143,435	1,451,882	1,520,222	438,060	46,742	152,825	5,274,662
Fidelity Contrafund	--	5,068,553	--	257,706	--	(166,691)	4,901,862
Fidelity Corporate Bond Fund	18,399,144	738,882	19,653,613	385,928	51,499	464,088	--
Fidelity Defense and Aerospace Portfolio	3,536,031	1,415,969	5,982,134	22,609	1,089,082	(58,948)	--
Fidelity Diversified International Fund	400,763	4,044,662	581,060	196,168	32,182	45,512	3,942,059
Fidelity Emerging Markets Fund	183,845	9,368,079	20,700	57,017	(230)	510,666	10,041,660
Fidelity Energy Portfolio	3,929,441	2,353,009	1,468,651	79,038	49,628	85,564	4,948,991
Fidelity Energy Service Portfolio	1,875,077	108,923	1,548,020	--	(401,583)	(34,397)	--
Fidelity Environmental and Alternative Energy Portfolio	71,459	492,237	608,952	2,427	50,235	(4,979)	--
Fidelity Equity Dividend Income Fund	3,619,591	804,918	4,643,039	41,116	610,082	(391,552)	--
Fidelity Equity-Income Fund	28,869	5,079,738	67,239	224,720	(420)	15,253	5,056,201
Fidelity Europe Fund	576,567	912,190	172,759	37,441	5,118	211,699	1,532,815
Fidelity Financial Services Portfolio	2,192,499	10,720,091	865,241	428,150	(6,469)	769,847	12,810,727
Fidelity Floating Rate High Income Fund	6,202,698	734,653	4,022,092	196,901	83,416	(87,741)	2,910,934
Fidelity Global Commodity Stock Fund	112,508	2,919,163	72,984	41,227	(379)	169,909	3,128,217
Fidelity Health Care Portfolio	2,622,593	11,350,886	2,960,087	269,485	119,966	274,831	11,408,189
Fidelity Health Care Services Portfolio	--	900,380	909,315	--	8,935	--	--
Fidelity High Income Fund	24,242	5,831,571	12,547	71,436	(53)	(42,954)	5,800,259
Fidelity Industrial Equipment Portfolio	947,920	174,984	1,164,434	11,729	88,061	(46,531)	--
Fidelity Industrials Portfolio	1,948,979	7,724,063	1,503,037	325,204	67,248	322,534	8,559,787
Fidelity Inflation-Protected Bond Fund	2,642,006	237,516	2,921,607	1,559	69,016	(26,931)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Class	2,540,306	9,535,445	2,034,673	119,201	43,430	(21,021)	10,063,487
Fidelity Insurance Portfolio	4,055,871	185,721	4,499,625	9,362	681,205	(423,172)	--
Fidelity International Capital Appreciation Fund	273,070	863,580	276,221	28,803	41,804	5,467	907,700
Fidelity International Discovery Fund	509,092	3,221,211	550,128	157,669	3,814	95,948	3,279,937
Fidelity International Enhanced Index Fund	--	2,921,741	--	47,498	--	28,023	2,949,764
Fidelity International Index Fund Premium Class	94,219	22,707	142,724	88	24,537	1,261	--
Fidelity International Small Cap Fund	7,223,673	366,633	7,243,619	58,321	1,062,918	363,511	1,773,116
Fidelity International Small Cap Opportunities Fund	1,030,226	1,674,902	1,455,301	32,921	78,718	344,716	1,673,261
Fidelity International Value Fund	--	2,142,862	--	34,409	--	(5,992)	2,136,870
Fidelity IT Services Portfolio	55,136	--	55,517	--	6,679	(6,298)	--
Fidelity Japan Fund	492,738	270,563	942,015	--	166,878	11,836	--
Fidelity Japan Smaller Companies Fund	1,844,577	134,931	613,354	85,823	161,795	378,645	1,906,594
Fidelity Large Cap Stock Fund	1,581,915	1,614,276	3,448,600	38,387	285,372	(32,963)	--
Fidelity Leisure Portfolio	--	1,824,466	1,878,490	--	54,024	--	--
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,313,183	3,947,358	49,640	74,168	(468)	156,303	5,366,736
Fidelity Low-Priced Stock Fund	101,166	4,813,035	10,475	77,926	(11)	169,700	5,073,415
Fidelity Materials Portfolio	--	2,537,687	--	99,723	--	(43,353)	2,494,334
Fidelity Medical Equipment and Systems Portfolio	4,838,835	2,871,384	8,727,977	13,128	1,081,592	(63,834)	--
Fidelity Mega Cap Stock Fund	--	7,459,533	--	244,035	--	102,482	7,562,015
Fidelity Mid Cap Value Fund	247	24	--	24	--	18	289
Fidelity Multimedia Portfolio	722,977	1,668,678	2,420,747	24,760	18,127	10,965	--
Fidelity New Markets Income Fund	559,881	995,349	100,100	46,795	(624)	12,076	1,466,582
Fidelity Nordic Fund	565,312	1,228,314	1,920,316	--	126,515	175	--
Fidelity OTC Portfolio	321,844	470,808	892,982	2,315	113,403	(13,073)	--
Fidelity Overseas Fund	15,678,023	10,538,461	16,013,521	163,799	1,612,251	3,582,250	15,397,464
Fidelity Pacific Basin Fund	--	804,985	--	33,365	--	(626)	804,359
Fidelity Real Estate Investment Portfolio	1,022,661	3,023,639	1,035,980	45,296	47,871	(18,843)	3,039,348
Fidelity Retailing Portfolio	2,225,956	--	2,307,177	--	388,977	(307,756)	--
Fidelity Semiconductors Portfolio	2,870,824	101,123	3,378,510	101,123	1,020,060	(613,497)	--
Fidelity Series Commodity Strategy Fund	101,161	74,418	169,396	--	1,331	(7,514)	--
Fidelity Small Cap Stock Fund	103,496	3,302	113,531	3,302	10,377	(3,644)	--
Fidelity Small Cap Value Fund	329,085	385,180	752,753	15,970	35,940	2,548	--
Fidelity Software and IT Services Portfolio	5,760,928	3,859	6,289,777	3,859	850,581	(325,591)	--
Fidelity Stock Selector Large Cap Value Fund	2,557,117	23,621	2,764,322	936	473,441	(289,857)	--
Fidelity Technology Portfolio	12,073,371	10,125,372	8,063,745	1,714,770	1,712,433	4,371,542	20,218,973
Fidelity Telecom and Utilities Fund	7,207	147	7,993	147	1,542	(903)	--
Fidelity Telecommunications Portfolio	2,529,970	1,480,930	2,203,971	274,463	167,416	(427,899)	1,546,446
Fidelity Total Bond Fund	26,146,488	22,869,342	972,189	977,140	2,411	262,442	48,308,494
Fidelity Transportation Portfolio	1,291,688	16,809	1,452,762	11,717	171,159	(26,894)	--
Fidelity U.S. Bond Index Fund Institutional Class	8,726,206	24,832,516	17,219,008	454,542	(149,861)	158,810	16,348,663
Fidelity Utilities Portfolio	761,873	1,667,413	111,910	121,010	10,193	(21,326)	2,306,243
Fidelity Value Discovery Fund	218,318	6,778,708	4,593,046	31,479	(29,567)	123,540	2,497,953
Total	$187,860,138	$222,563,375	$185,400,853	$8,755,035	$15,025,917	$10,207,162	$250,255,739

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,208,578)	$46,100,197
Fidelity Central Funds (cost $1,171,619)	1,171,702
Affiliated issuers (cost $236,219,818)	250,255,739
Total Investment in Securities (cost $281,600,015)		$297,527,638
Receivable for investments sold		663
Receivable for fund shares sold		37,198
Distributions receivable from Fidelity Central Funds		1,075
Other receivables		1,896
Total assets		297,568,470
Liabilities
Payable for investments purchased	$4,619
Payable for fund shares redeemed	159,736
Accrued management fee	61,954
Distribution and service plan fees payable	36,344
Other affiliated payables	5,473
Total liabilities		268,126
Net Assets		$297,300,344
Net Assets consist of:
Paid in capital		$278,138,709
Undistributed net investment income		119,217
Accumulated undistributed net realized gain (loss) on investments		3,114,795
Net unrealized appreciation (depreciation) on investments		15,927,623
Net Assets		$297,300,344
Service Class:
Net Asset Value, offering price and redemption price per share ($1,443,946 ÷ 118,914 shares)		$12.14
Service Class 2:
Net Asset Value, offering price and redemption price per share ($295,856,398 ÷ 24,425,524 shares)		$12.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends from underlying Funds:
Unaffiliated issuers		$1,055,470
Affiliated issuers		3,326,061
Interest		11
Income from Fidelity Central Funds		22,966
Total income		4,404,508
Expenses
Management fee	$775,676
Transfer agent fees	62,904
Distribution and service plan fees	644,511
Independent trustees' fees and expenses	941
Miscellaneous	114
Total expenses before reductions	1,484,146
Expense reductions	(400,687)	1,083,459
Net investment income (loss)		3,321,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,655,214
Affiliated issuers	15,025,917
Futures contracts	5,394
Realized gain distributions from underlying funds:
Affiliated issuers	5,428,974
Total net realized gain (loss)		25,115,499
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(128,089)
Fidelity Central Funds	1
Other affiliated issuers	10,207,162
Futures contracts	919
Total change in net unrealized appreciation (depreciation)		10,079,993
Net gain (loss)		35,195,492
Net increase (decrease) in net assets resulting from operations		$38,516,541

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,321,049	$2,723,609
Net realized gain (loss)	25,115,499	(3,236,447)
Change in net unrealized appreciation (depreciation)	10,079,993	12,442,641
Net increase (decrease) in net assets resulting from operations	38,516,541	11,929,803
Distributions to shareholders from net investment income	(3,201,834)	(2,723,619)
Distributions to shareholders from net realized gain	(17,462,503)	(1,279,446)
Total distributions	(20,664,337)	(4,003,065)
Share transactions - net increase (decrease)	56,380,347	3,890,536
Total increase (decrease) in net assets	74,232,551	11,817,274
Net Assets
Beginning of period	223,067,793	211,250,519
End of period	$297,300,344	$223,067,793
Other Information
Undistributed net investment income end of period	$119,217	$3

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Target Volatility Portfolio Service Class

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.22	$10.87	$11.34	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.15	.16	.17	.19
Net realized and unrealized gain (loss)	1.67	.42	(.29)	.49	1.26
Total from investment operations	1.84	.57	(.13)	.66	1.45
Distributions from net investment income	(.16)	(.16)C	(.13)	(.13)	(.07)
Distributions from net realized gain	(.76)	(.07)C	(.21)	(.38)	(.18)
Total distributions	(.92)	(.22)D	(.34)	(.51)	(.26)E
Net asset value, end of period	$12.14	$11.22	$10.87	$11.34	$11.19
Total ReturnF,G,H	16.39%	5.30%	(1.22)%	5.94%	14.46%
Ratios to Average Net AssetsI,J
Expenses before reductions	.42%	.42%	.42%	.41%	.42%K
Expenses net of fee waivers, if any	.27%	.27%	.27%	.26%	.26%K
Expenses net of all reductions	.27%	.26%	.26%	.26%	.26%K
Net investment income (loss)	1.43%	1.38%	1.39%	1.49%	1.98%K
Supplemental Data
Net assets, end of period (000 omitted)	$1,444	$1,477	$2,143	$2,880	$2,802
Portfolio turnover rateL	91%	91%	119%	80%	91%K

 A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.22 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.065 per share.

 E Total distributions of $.26 per share is comprised of distributions from net investment income of $.072 and distributions from net realized gain of $.183 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Target Volatility Portfolio Service Class 2

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.19	$10.85	$11.32	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.13	.14	.15	.17
Net realized and unrealized gain (loss)	1.66	.41	(.28)	.49	1.26
Total from investment operations	1.82	.54	(.14)	.64	1.43
Distributions from net investment income	(.14)	(.14)C	(.11)	(.12)	(.07)
Distributions from net realized gain	(.76)	(.07)C	(.21)	(.38)	(.18)
Total distributions	(.90)	(.20)D	(.33)E	(.50)	(.25)
Net asset value, end of period	$12.11	$11.19	$10.85	$11.32	$11.18
Total ReturnF,G,H	16.29%	5.06%	(1.34)%	5.74%	14.32%
Ratios to Average Net AssetsI,J
Expenses before reductions	.57%	.57%	.57%	.56%	.56%K
Expenses net of fee waivers, if any	.42%	.42%	.42%	.41%	.41%K
Expenses net of all reductions	.42%	.41%	.41%	.41%	.40%K
Net investment income (loss)	1.28%	1.22%	1.24%	1.34%	1.83%K
Supplemental Data
Net assets, end of period (000 omitted)	$295,856	$221,591	$209,108	$131,419	$60,451
Portfolio turnover rateL	91%	91%	119%	80%	91%K

 A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.20 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $.065 per share.

 E Total distributions of $.33 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $.212 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,007,104
Gross unrealized depreciation	(1,171,684)
Net unrealized appreciation (depreciation)	$15,835,420
Tax Cost	$281,692,218

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 171,322
Undistributed long-term capital gain	$3,154,894
Net unrealized appreciation (depreciation) on securities and other investments	$15,835,420

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$4,733,232	$ 3,253,273
Long-term Capital Gains	15,931,105	749,792
Total	$20,664,337	$ 4,003,065

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $277,810,245 and $233,780,947, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of Fidelity Management & Research Company (FMR), provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the Fund. Pursuant to this agreement, FMR pays all expenses of the Fund, excluding distribution and service plan fees, transfer agent fees, compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,514
Service Class 2	642,997
$644,511

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .15% of class-level average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class were as follows:

Service Class	$369
Service Class 2	62,535
$62,904

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $104 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $114 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Funds' average net assets until April 30, 2018. During the period, the Fund's management fee was reduced by $128,298.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$1,514
Service Class 2	257,475

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,870 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $6,530.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Service Class	$18,515	$20,526
Service Class 2	3,183,319	2,703,093
Total	$3,201,834	$2,723,619
From net realized gain
Service Class	$90,675	$10,659
Service Class 2	17,371,828	1,268,787
Total	$17,462,503	$1,279,446

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Service Class
Shares sold	–	38	$–	$400
Reinvestment of distributions	229	2,852	2,784	31,185
Shares redeemed	(12,992)	(68,302)	(157,252)	(741,329)
Net increase (decrease)	(12,763)	(65,412)	$(154,468)	$(709,744)
Service Class 2
Shares sold	6,196,371	5,762,085	$75,448,510	$62,884,690
Reinvestment of distributions	1,695,969	362,551	20,555,147	3,971,880
Shares redeemed	(3,265,117)	(5,598,466)	(39,468,842)	(62,256,290)
Net increase (decrease)	4,627,223	526,170	$56,534,815	$4,600,280

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 95% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Target Volatility Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Target Volatility Portfolio (one of the funds constituting Variable Insurance Products Fund IV, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2017 and for the period February 13, 2013 (commencement of operations) through December 31, 2013 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 and the period February 13, 2013 (commencement of operations) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Service Class	.28%
Actual		$1,000.00	$1,072.20	$1.46
Hypothetical-C		$1,000.00	$1,023.79	$1.43
Service Class 2.43%
Actual		$1,000.00	$1,071.90	$2.25
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Target Volatility Portfolio Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Target Volatility Portfolio
Service Class	02/09/18	02/09/18	$0.005	$0.132
Service Class 2	02/09/18	02/09/18	$0.005	$0.132

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $19,085,999, or, if subsequently determined to be different, the net capital gain of such year.

Service Class designates 22% and Service Class 2 designates 24% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Target Volatility Portfolio
Service Class	12/28/17	$0.0497	$0.0043
Service Class 2	12/28/17	$0.0462	$0.0043

Board Approval of Investment Advisory Contracts and Management Fees

VIP Target Volatility Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the administration agreement between FMRC and FMR for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract and administration agreement throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract and administration agreement, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contract and administration agreement. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contract and administration agreement. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract and administration agreement. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contract and administration agreement. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contract, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering administration, transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in July 2017.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that the investment adviser does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

VIP Target Volatility Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2016. The Board considered that the fund is more actively managed than most funds in its TMG and ASPG.

Furthermore, the Board considered that FMRC has contractually agreed to waive 0.05% of the fund's management fee through April 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the fund does not pay a management fee with a group fee component, it indirectly bears a portion of the management fees paid by the Fidelity funds in which it invests, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee rate. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Service Class ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In considering the total expense ratio of each class of the fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of Service Class ranked below the competitive median for 2016 and the total expense ratio of Service Class 2 ranked above the competitive median for 2016. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contract should be renewed.

VIPTV-ANN-0218
1.955015.104

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Asset Manager Portfolio, VIP Asset Manager Growth Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio and VIP Investment Grade Bond Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Portfolio	$38,000	$100	$7,900	$1,100
VIP Asset Manager Growth Portfolio	$36,000	$100	$5,600	$1,000
VIP Freedom 2005 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2010 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2015 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2020 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2025 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2030 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2035 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2040 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2045 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2050 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Income Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Lifetime Income I Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income II Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income III Portfolio	$23,000	$-	$5,100	$700
VIP Investment Grade Bond Portfolio	$40,000	$100	$6,600	$1,200
December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Portfolio	$38,000	$-	$7,900	$1,200
VIP Asset Manager Growth Portfolio	$36,000	$-	$5,600	$1,100
VIP Freedom 2005 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2010 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2015 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2020 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2025 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2030 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2035 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2040 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2045 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2050 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Income Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Lifetime Income I Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income II Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income III Portfolio	$23,000	$-	$5,100	$700
VIP Investment Grade Bond Portfolio	$40,000	$-	$6,600	$1,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio,  VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 50% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 60% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 70% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 85% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP Investor Freedom 2005 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2010 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2015 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2020 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2025 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2030 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom Income Portfolio	$18,000	$1,800	$3,000	$900
VIP Strategic Income Portfolio	$79,000	$7,100	$3,900	$3,600
VIP Target Volatility Portfolio	$30,000	$2,800	$3,300	$1,400

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$28,000	$3,000	$2,800	$1,400
VIP FundsManager 50% Portfolio	$28,000	$3,000	$2,800	$1,400
VIP FundsManager 60% Portfolio	$28,000	$3,000	$2,800	$1,400
VIP FundsManager 70% Portfolio	$28,000	$3,000	$2,800	$1,400
VIP FundsManager 85% Portfolio	$28,000	$3,000	$2,800	$1,400
VIP Investor Freedom 2005 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom 2010 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom 2015 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom 2020 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom 2025 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom 2030 Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Investor Freedom Income Portfolio	$18,000	$2,100	$3,000	$1,000
VIP Strategic Income Portfolio	$79,000	$8,200	$7,100	$3,900
VIP Target Volatility Portfolio	$30,000	$3,200	$3,300	$1,500

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2017A	December 31, 2016A,B
Deloitte Entities	$410,000	$370,000
PwC	$10,810,000	$7,740,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 23, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 23, 2018